UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-21587

                           Old Mutual Advisor Funds
              (Exact name of registrant as specified in charter)
                                   --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                   (Name and address of agent for service)

                                   Copies to:

         Jay G. Baris, Esq.                   Andra C. Ozols, Esq.
 Kramer Levin Naftalis & Frankel LLP        Old Mutual Capital, Inc.
     1177 Avenue of the Americas      4643 South Ulster Street, Suite 600
      New York, New York 10036                  Denver, CO 80237
           (212) 715-9100                        (720) 200-7725

      Registrant's telephone number, including area code: 1-888-772-2888

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2007

Item 1.    Reports to Stockholders.




[OLD MUTUAL ADVISOR FUNDS LOGO]


Old Mutual Advisor Funds











ANNUAL REPORT                                   July 31, 2007




Asset Allocation Portfolios                              Equity Funds
---------------------------                              ------------

Old Mutual Asset Allocation Conservative Portfolio       Old Mutual Analytic Defensive Equity Fund

Old Mutual Asset Allocation Balanced Portfolio           Old Mutual Analytic Global Defensive Equity Fund

Old Mutual Asset Allocation Moderate Growth Portfolio    Old Mutual Clay Finlay China Fund

Old Mutual Asset Allocation Growth Portfolio             Old Mutual Clay Finlay Emerging Markets Fund

                                                         Old Mutual Copper Rock Emerging Growth Fund

                                                         Old Mutual International Equity Fund

TABLE OF CONTENTS

About This Report                                                                              1

Message to Shareholders                                                                        3

Management Discussion of Fund Performance and Schedules of Investments

Asset Allocation Portfolios
   Old Mutual Asset Allocation Conservative Portfolio
      Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)           4

   Old Mutual Asset Allocation Balanced Portfolio
      Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)          21

   Old Mutual Asset Allocation Moderate Growth Portfolio
      Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)          45

   Old Mutual Asset Allocation Growth Portfolio
      Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)          69

Equity Funds

   Old Mutual Analytic Defensive Equity Fund
      Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)          90

   Old Mutual Analytic Global Defensive Equity Fund
      Class A (ANGAX), Class C (ANGCX), Class Z (ANGZX), Institutional Class (ANGIX)         100

   Old Mutual Clay Finlay China Fund
      Class A (OMNAX), Class C (OMNCX), Class Z (OMNZX), Institutional Class (OMINX)         109

   Old Mutual Clay Finlay Emerging Markets Fund
      Class A (OMRAX), Class C (OMRCX), Class Z (OMRZX), Institutional Class (OMRIX)         114

   Old Mutual Copper Rock Emerging Growth Fund
      Class A (OMARX), Class C (OMCRX), Class Z (OMZRX), Institutional Class (OMIRX)         119

   Old Mutual International Equity Fund
      Class A (OMXAX), Class C (OMXCX), Class Z (OMXZX), Institutional Class (OMXIX)         125

TABLE OF CONTENTS - concluded


Statements of Assets and Liabilities                                        132

Statements of Operations                                                    134

Statements of Changes in Net Assets                                         136

Financial Highlights                                                        140

Notes to Financial Statements                                               145

Report of Independent Registered Public Accounting Firm                     161

Notice to Shareholders                                                      162

Proxy Voting and Portfolio Holdings                                         163

Fund Expenses Examples                                                      164

Activities and Composition of the Board of Trustees
and Officers of the Trust                                                   166

Considerations of the Board in Approving
Investment Advisory Agreements and Investment Sub-Advisory Agreements       168

ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 toll-free or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds each offer Class A, Class C, Class Z and Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------

This report reflects views, opinions and Fund holdings as of July 31, 2007, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds. Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2007 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a regional fund may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds. An investment in a Fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International ("MSCI") indexes assume change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

ABOUT THIS REPORT - concluded


Indexes:

Lehman Brothers U.S. Aggregate Index

The  unmanaged  Lehman  Brothers  U.S.  Aggregate  Index is a widely  recognized
measure  of  the  aggregate   bond  market.   The  unmanaged   index  is  market
value-weighted inclusive of accrued interest.

MSCI China Index

The unmanaged MSCI China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H Shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

MSCI EAFE(R) Index

The unmanaged MSCI EAFE(R) Index is a market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia and the Far East. The MSCI EAFE Index contains a representative sampling of over 900 small-, medium- and large-capitalization stocks from countries in these regions.

MSCI Emerging Markets Index

The unmanaged MSCI Emerging Markets Index is a market capitalization-weighted index of over 650 stocks traded in 27 of the world's emerging equity markets.

MSCI World Index

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of major world stock markets, including the United States.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 2000(R) Growth Index

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 3000(R) Value Index

Measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Standard & Poor's SuperComposite 1500 Index

The unmanaged Standard & Poor's SuperComposite 1500 ("S&P 1500") Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.

Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Lehman Brothers.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

I am pleased to report that your Old Mutual Advisor Funds investment posted positive returns during the one-year period ended July 31, 2007. For more complete information, please refer to the subsequent pages, which discuss the Fund's individual activities and performance in greater detail.

Your Fund's performance stands out against an economic environment some analysts termed a "Goldilocks" scenario - an economic state that is neither "too hot" nor "too cold," but "just right" for supporting positive returns to investors. Growth stocks outperformed their value counterparts based on an annual comparison of the broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes. As if on cue, the stock market's sector caps also played their part. Neither too big nor too small, mid caps, as measured by the S&P MidCap 400 Index, gained 16.73%, for the year ended July 31, 2007. Mid-cap stocks outperformed the small-cap category, as measured by the Russell 2000(R) Index and the large-cap benchmark S&P 500 Index, which gained 12.12% and 16.13%, respectively.

During much of the period, warning signs such as rising energy prices, interest rate uncertainty and a slowing housing market were offset by record profit margins, increased capital spending and continued share buybacks. The fiscal year ended, however, with investor enthusiasm tempered by two cautionary flags - the strengthening world economy raised concerns about increased inflation and a softening U.S. housing market placed downward price pressure on securities linked to home mortgages. Overall, consumer sentiment declined as additional concerns over the weakening U.S. housing market surfaced and retail sales showed signs of weakness.

In addition to delivering attractive Fund performance for the period, we took steps to strengthen and expand our executive management team, while raising the bar in our efforts to build an even more responsive organization. We also took steps to provide shareholders with broader access to a wide range of competitive and innovative funds through Old Mutual Advisor Funds and we undertook a comprehensive renovation of our shareholder Web site, oldmutualfunds.com. For more information about the wide array of mutual funds now available to our shareholders, visit oldmutualfunds.com or speak to your Financial Advisor.

As always, we are grateful for your support and will continue to work diligently to enhance your Old Mutual experience. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other appropriate contact information.

Sincerely,

/s/ Julian Sluyters


Julian Sluyters
President
Old Mutual Advisor Funds


Mr. Sluyters joined Old Mutual in September 2006 as President of Old Mutual Advisor Funds. Prior to joining Old Mutual, Julian served as President and Chief Executive Officer for the Scudder Group of Funds. He also served as Managing Director for UBS Global Asset Management, as well as President and Chief Executive Officer for UBS Fund Services, capping a 12-year tenure that began in 1991 as Treasurer for the PaineWebber Funds. Prior to that, he held the position of Senior Audit Manager at Ernst & Young.

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Performance Highlights

o For the one-year period ended July 31, 2007, the Fund's Class A shares gained 9.40% at net asset value, while the S&P 1500 Index returned 16.10% and the Lehman Brothers U.S. Aggregate Index returned 5.56%.

o    During the  one-year  period,  the  Fund's  absolute  gains  were  impacted positively by Acadian Asset Management, Inc.'s international equity mandate, Provident Investment Counsel's large-cap growth mandate and Liberty Ridge Capital, Inc.'s mid-cap blend strategy.

o Dwight Asset Management Company's money market mandate and Barrow, Hanley, Mewhinney & Strauss, Inc.'s intermediate and U.S. core bond strategies generated the most modest returns for the Fund during this period.

o At the individual stock level, personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance.

o    Specialty  eatery  Starbucks,   agricultural  commodity  and  product  firm
     Archer-Daniels-Midland and Japanese manufacturing conglomerate Fujikura (no longer a Fund holding) were among the Fund's primary detractors.


Q.   How did the Fund perform relative to its benchmarks?

A. For the one-year period ended July 31, 2007, the Old Mutual Asset Allocation Conservative Portfolio's (the "Fund") Class A shares gained 9.40% at net asset value, while the S&P 1500 Index returned 16.10% and the Lehman Brothers U.S. Aggregate Index returned 5.56%. Performance for all share classes can be found on page 6.

Q.   What investment environment did the Fund face during the past year?

A. Ibbotson Associates Advisors, LLC ("Ibbotson") analyzes 13 asset classes for inclusion in the Fund. During the period, returns for all of these asset classes exceeded Ibbotson's long-term expectations except real estate and small-cap value, both of which still produced positive returns. Growth stocks led value stocks; mid-caps outperformed large- and small-cap stocks; a falling dollar helped international equities post strong gains; and, while the yield curve remained flat compared to historical standards, bond returns were relatively typical. Volatility, as measured by standard deviation for all asset classes, was low compared to historical standards.

Q.   Which market factors influenced the Fund's relative performance?

A. The factors noted above combined to produce a healthy overall investment environment for the Fund. While the media's attention has recently been focused on the conditions of the sub-prime mortgage market, the Fund has minimal exposure to real estate securities and therefore avoided the flat returns produced by this asset class over the past year. The Fund was positioned relatively well for the outperformance of growth stocks relative to value stocks given Ibbotson's belief that value is positioned to outperform growth over the long-term.

Q.   How did portfolio composition affect Fund performance?

A. All twelve Fund mandates produced positive returns. During the one-year period, the Fund's absolute gains were impacted positively by Acadian Asset Management, Inc.'s international equity mandate, Provident Investment Counsel's large-cap growth mandate and Liberty Ridge Capital, Inc.'s mid-cap blend strategy. Dwight Asset Management Company's money market mandate and Barrow, Hanley, Mewhinney & Strauss, Inc.'s intermediate and U.S. core bond strategies generated the most modest returns for the Fund during this period. At the individual stock level, personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance. On the other hand, specialty eatery Starbucks, agricultural commodity and product firm Archer-Daniels-Midland and Japanese manufacturing conglomerate Fujikura (no longer a Fund holding) were among the Fund's primary detractors.

Asset Allocation Conservative Portfolio

Top Ten Holdings
as of July 31, 2007

U.S. Treasury Note,
3.875%, 07/15/10                       3.1%
----------------------------------------------
U.S. Treasury Note,
4.500%, 05/15/17                       2.6%
----------------------------------------------
U.S. Treasury Bond,
4.500%, 03/31/12                       2.1%
----------------------------------------------
Federal Home Loan Mortgage
Corporation - Gold TBA,
6.000%, 08/01/37                       1.9%
----------------------------------------------
Federal National Mortgage
Association, TBA,
6.500%, 08/15/37                       1.5%
----------------------------------------------
U.S. Treasury Note,
4.750%, 05/15/14                       1.3%
----------------------------------------------
U.S. Treasury Bond,
4.500%, 02/15/36                       1.1%
----------------------------------------------
Federal National Mortgage
Association,
5.500%, 12/01/35                       1.1%
----------------------------------------------
U.S. Treasury Bond,
4.625%, 02/15/17                       1.1%
----------------------------------------------
U.S. Treasury Note,
4.625%, 02/29/12                       1.0%
----------------------------------------------
As a % of Total
Fund Investments                      16.8%
----------------------------------------------



Q.   What is the investment outlook?

A. Ibbotson notes that overall the U.S. economy appears to be in good shape and expects it to continue to grow at a reasonable pace through 2007. Ibbotson also believes that the U.S. stock market seems fairly priced at present and that large-cap stocks appear more attractive than small-cap stocks in the near term, from both a valuation and momentum perspective. Ibbotson intends to maintain an overweight of U.S. large-cap stocks relative to U.S. small-cap stocks.

     Ibbotson notes that upward pressure on U.S. inflation and U.S. interest rates will likely be seen over the next two to three years, affecting intermediate- and long-maturity bond yields. While Ibbotson sees no clear direction in the near future for long-term yields, it expects the yield curve to become steeper in the long run. To that end, the strategic asset allocation consultant will continue an overweight of the short-term end of the yield curve and an underweight of the intermediate- and long-term ends of the curve.


                                         Asset Allocation Conservative Portfolio

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2007
---------------------------------------------------------------------------------------------------
                                                                   1 Year         Annualized
                                               Inception Date      Return      Since Inception
---------------------------------------------------------------------------------------------------
Class A with front-end load                        9/30/04          3.10%            4.54%
Class A without load                               9/30/04          9.40%            6.74%
Class C with deferred sales load                   9/30/04          7.57%            5.96%
Class C without deferred sales load                9/30/04          8.57%            5.96%
Class Z                                           12/09/05          9.55%            7.39%
Institutional Class                                9/30/04          9.74%            7.03%
S&P 1500 Index                                     9/30/04         16.10%           12.27%
Lehman Brothers U.S. Aggregate Index               9/30/04          5.56%            3.37%
---------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 2.35% and 1.50%; 2.75% and 2.25%; 1.75% and 1.25%; 1.75% and 1.25%,
respectively. Expenses for Class Z shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                                 9/30/04     7/31/05     7/31/06     7/31/07
 Asset Allocation Conservative Portfolio, Institutional Class    $10,000     $10,660     $11,048     $12,125
 Asset Allocation Conservative Portfolio, Class A                 $9,425     $10,024     $10,364     $11,338
 Asset Allocation Conservative Portfolio, Class C                $10,000     $10,574     $10,852     $11,782
 S&P 1500 Index                                                  $10,000     $11,359     $11,954     $13,879
 Lehman Brothers US Aggregate Bond Index                         $10,000     $10,256     $10,405     $10,984


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                            23.3%
Corporate Bonds                         17.6%
U.S. Government Agency Obligations      18.8%
U.S. Treasury Obligations               15.7%
Foreign Common Stock                     6.9%
Mortgage Related                         5.5%
Cash Equivalent                         10.0%
Foreign Bonds                            2.1%
Investment Companies                     0.1%
                                       100.0%

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Common Stock - 24.3%
Aerospace/Defense - 0.6%
Boeing                                         1,166   $        121
General Dynamics                                 980             77
Rockwell Collins                               1,240             85
                                                       --------------
Total Aerospace/Defense                                         283
---------------------------------------------------------------------
Aerospace/Defense-Equipment - 0.1%
Alliant Techsystems*                             450             45
DRS Technologies                                  61              3
Goodrich                                          85              5
                                                       --------------
Total Aerospace/Defense-Equipment                                53
---------------------------------------------------------------------
Agricultural Chemicals - 0.3%
Agrium                                           750             31
Monsanto                                       1,840            119
                                                       --------------
Total Agricultural Chemicals                                    150
---------------------------------------------------------------------
Agricultural Operations - 0.0%
Archer-Daniels-Midland                           550             18
Tejon Ranch*                                      50              2
                                                       --------------
Total Agricultural Operations                                    20
---------------------------------------------------------------------
Airlines - 0.1%
AMR*                                             800             20
Delta Air Lines*                                 160              3
Southwest Airlines                                13              -
UAL*                                             145              6
US Airways Group*                                105              3
                                                       --------------
Total Airlines                                                   32
---------------------------------------------------------------------
Appliances - 0.0%
Whirlpool                                         23              2
                                                       --------------
Total Appliances                                                  2
---------------------------------------------------------------------
Applications Software - 0.2%
Citrix Systems*                                  195              7
Intuit*                                          225              6
Microsoft                                      1,780             52
Red Hat*                                         710             15
                                                       --------------
Total Applications Software                                      80
---------------------------------------------------------------------
Auto-Cars/Light Trucks - 0.1%
Ford Motor                                     2,149             18
General Motors                                   350             12
                                                       --------------
Total Auto-Cars/Light Trucks                                     30
---------------------------------------------------------------------
Auto-Medium & Heavy Duty Trucks - 0.0%
Paccar                                             3              -
                                                       --------------
Total Auto-Medium & Heavy Duty Trucks                             -
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Beverages-Non-Alcoholic - 0.0%
Coca-Cola                                        370   $         19
                                                       --------------
Total Beverages-Non-Alcoholic                                    19
---------------------------------------------------------------------
Brewery - 0.1%
Molson Coors Brewing, Cl B                       500             44
                                                       --------------
Total Brewery                                                    44
---------------------------------------------------------------------
Broadcast Services/Programming - 0.0%
Clear Channel Communications                       8              -
                                                       --------------
Total Broadcast Services/Programming                              -
---------------------------------------------------------------------
Building Products-Cement/Aggregate - 0.1%
Martin Marietta Materials                        220             30
                                                       --------------
Total Building Products-Cement/Aggregate                         30
---------------------------------------------------------------------
Building Products-Light Fixtures - 0.1%
Genlyte Group*                                   350             24
                                                       --------------
Total Building Products-Light Fixtures                           24
---------------------------------------------------------------------
Building-Heavy Construction - 0.0%
Washington Group International*                   70              6
                                                       --------------
Total Building-Heavy Construction                                 6
---------------------------------------------------------------------
Cable TV - 0.1%
Comcast, Cl A*                                   950             25
DIRECTV Group*                                   982             22
                                                       --------------
Total Cable TV                                                   47
---------------------------------------------------------------------
Casino Hotels - 0.2%
Harrah's Entertainment                             7              1
MGM Mirage*                                    1,170             85
                                                       --------------
Total Casino Hotels                                              86
---------------------------------------------------------------------
Casino Services - 0.0%
International Game Technology                    570             20
                                                       --------------
Total Casino Services                                            20
---------------------------------------------------------------------
Cellular Telecommunications - 0.7%
Alltel                                             8              1
MetroPCS Communications*                       2,445             89
NII Holdings*                                  2,757            232
                                                       --------------
Total Cellular Telecommunications                               322
---------------------------------------------------------------------
Chemicals-Diversified - 0.2%
Celanese, Ser A                                  700             26
E.l. du Pont de Nemours                        1,125             53
Lyondell Chemical                                140              6
                                                       --------------
Total Chemicals-Diversified                                      85
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Chemicals-Specialty - 0.1%
Hercules*                                        272   $          5
Lubrizol                                         650             41
                                                       --------------
Total Chemicals-Specialty                                        46
---------------------------------------------------------------------
Coal - 0.1%
Arch Coal                                        165              5
Consol Energy                                    603             25
Peabody Energy                                   640             27
                                                       --------------
Total Coal                                                       57
---------------------------------------------------------------------
Commercial Banks-Southern US - 0.1%
Colonial BancGroup                             1,750             38
                                                       --------------
Total Commercial Banks-Southern US                               38
---------------------------------------------------------------------
Commercial Services - 0.0%
Alliance Data Systems*                            75              6
ChoicePoint*                                     170              6
                                                       --------------
Total Commercial Services                                        12
---------------------------------------------------------------------
Communications Software - 0.0%
Avid Technology*                                 110              4
                                                       --------------
Total Communications Software                                     4
---------------------------------------------------------------------
Computer Services - 0.1%
Cognizant Tech Solutions, Cl A*                  310             25
Electronic Data Systems                          140              4
                                                       --------------
Total Computer Services                                          29
---------------------------------------------------------------------
Computers - 0.9%
Apple*                                         1,380            182
Dell*                                            340              9
Hewlett-Packard                                2,221            102
International Business Machines                  336             37
Research In Motion*                              330             71
Sun Microsystems*                                410              2
                                                       --------------
Total Computers                                                 403
---------------------------------------------------------------------
Computers-Memory Devices - 0.2%
EMC*                                           4,310             80
                                                       --------------
Total Computers-Memory Devices                                   80
---------------------------------------------------------------------
Consumer Products-Miscellaneous - 0.0%
Kimberly-Clark                                    60              4
                                                       --------------
Total Consumer Products-Miscellaneous                             4
---------------------------------------------------------------------
Containers-Metal/Glass - 0.1%
Owens-Illinois*                                1,500             60
                                                       --------------
Total Containers-Metal/Glass                                     60
---------------------------------------------------------------------
Containers-Paper/Plastic - 0.1%
Sealed Air                                     1,200             33
                                                       --------------
Total Containers-Paper/Plastic                                   33
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Cosmetics & Toiletries - 0.0%
Procter & Gamble                                   2   $          -
                                                       --------------
Total Cosmetics & Toiletries                                      -
---------------------------------------------------------------------
Cruise Lines - 0.1%
Carnival                                       1,013             45
                                                       --------------
Total Cruise Lines                                               45
---------------------------------------------------------------------
Data Processing/Management - 0.0%
Automatic Data Processing                        320             14
First Data                                        18              1
                                                       --------------
Total Data Processing/Management                                 15
---------------------------------------------------------------------
Dental Supplies & Equipment - 0.0%
Patterson*                                       100              4
                                                       --------------
Total Dental Supplies & Equipment                                 4
---------------------------------------------------------------------
Diagnostic Equipment - 0.0%
Gen-Probe*                                       283             18
                                                       --------------
Total Diagnostic Equipment                                       18
---------------------------------------------------------------------
Dialysis Centers - 0.0%
DaVita*                                           40              2
                                                       --------------
Total Dialysis Centers                                            2
---------------------------------------------------------------------
Distribution/Wholesale - 0.1%
Fastenal                                         595             27
                                                       --------------
Total Distribution/Wholesale                                     27
---------------------------------------------------------------------
Diversified Manufacturing Operations - 0.6%
3M                                               525             47
Dover                                            540             28
General Electric                               1,510             58
Honeywell International                          891             51
Illinois Tool Works                            1,083             60
Tyco International*                              495             23
                                                       --------------
Total Diversified Manufacturing Operations                      267
---------------------------------------------------------------------
Drug Delivery Systems - 0.1%
Hospira*                                         625             24
                                                       --------------
Total Drug Delivery Systems                                      24
---------------------------------------------------------------------
E-Commerce/Services - 0.0%
Expedia*                                         194              5
Liberty Media - Interactive, Cl A*               300              6
                                                       --------------
Total E-Commerce/Services                                        11
---------------------------------------------------------------------
Electric Products-Miscellaneous - 0.1%
Emerson Electric                                 743             35
                                                       --------------
Total Electric Products-Miscellaneous                            35
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Electric-Integrated - 0.7%
Centerpoint Energy                             3,200   $         53
Dominion Resources                               445             38
DTE Energy                                     1,000             46
Duke Energy                                    1,533             26
Edison International                             270             14
Entergy                                          588             59
PPL                                            1,204             57
TXU                                               15              1
                                                       --------------
Total Electric-Integrated                                       294
---------------------------------------------------------------------
Electronic Components-Miscellaneous - 0.0%
Flextronics International*                       280              3
Tyco Electronics                                 270             10
                                                       --------------
Total Electronic Components-Miscellaneous                        13
---------------------------------------------------------------------
Electronic Components-Semiconductors - 0.8%
Broadcom, Cl A*                                2,960             97
DSP Group*                                       365              7
International Rectifier*                          65              2
Intersil, Cl A                                   785             23
Microchip Technology                             450             16
Micron Technology*                               220              3
Nvidia*                                        4,000            183
QLogic*                                          275              4
Semtech*                                         135              2
SiRF Technology Holdings*                        170              4
Texas Instruments                                175              6
                                                       --------------
Total Electronic Components-Semiconductors                      347
---------------------------------------------------------------------
Electronic Forms - 0.2%
Adobe Systems*                                 1,980             80
                                                       --------------
Total Electronic Forms                                           80
---------------------------------------------------------------------
Electronic Measuring Instruments - 0.1%
Agilent Technologies*                          1,200             46
                                                       --------------
Total Electronic Measuring Instruments                           46
---------------------------------------------------------------------
Electronic Parts Distribution - 0.1%
Arrow Electronics*                               900             34
                                                       --------------
Total Electronic Parts Distribution                              34
---------------------------------------------------------------------
Electronics-Military - 0.1%
L-3 Communications Holdings                      270             26
                                                       --------------
Total Electronics-Military                                       26
---------------------------------------------------------------------
Energy-Alternate Sources - 0.1%
Covanta Holding*                               1,400             32
                                                       --------------
Total Energy-Alternate Sources                                   32
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Engineering/R&D Services - 0.3%
Fluor                                            514   $         60
McDermott International*                         800             66
                                                       --------------
Total Engineering/R&D Services                                  126
---------------------------------------------------------------------
Engines-Internal Combustion - 0.2%
Cummins                                          720             85
                                                       --------------
Total Engines-Internal Combustion                                85
---------------------------------------------------------------------
Enterprise Software/Services - 0.4%
BMC Software*                                  1,900             55
Lawson Software*                                 175              2
Oracle*                                        3,360             64
Sybase*                                        1,700             40
                                                       --------------
Total Enterprise Software/Services                              161
---------------------------------------------------------------------
Entertainment Software - 0.1%
Activision*                                    1,765             30
Electronic Arts*                                 175              9
                                                       --------------
Total Entertainment Software                                     39
---------------------------------------------------------------------
Fiduciary Banks - 0.2%
Bank of New York Mellon                        1,082             46
Northern Trust                                   800             50
                                                       --------------
Total Fiduciary Banks                                            96
---------------------------------------------------------------------
Filtration/Separation Products - 0.1%
Pall                                             900             37
                                                       --------------
Total Filtration/Separation Products                             37
---------------------------------------------------------------------
Finance-Consumer Loans - 0.1%
SLM                                            1,066             52
                                                       --------------
Total Finance-Consumer Loans                                     52
---------------------------------------------------------------------
Finance-Credit Card - 0.1%
American Express                                 465             27
                                                       --------------
Total Finance-Credit Card                                        27
---------------------------------------------------------------------
Finance-Investment Banker/Broker - 0.4%
Bear Stearns                                     195             24
Citigroup                                      1,224             57
Greenhill                                         60              3
JPMorgan Chase                                 1,255             55
MF Global*                                       100              3
Morgan Stanley                                   410             26
optionsXpress Holdings                           275              7
                                                       --------------
Total Finance-Investment Banker/Broker                          175
---------------------------------------------------------------------
Finance-Other Services - 0.1%
Asset Acceptance Capital                         405              5
NASDAQ Stock Market*                             770             24
                                                       --------------
Total Finance-Other Services                                     29
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Financial Guarantee Insurance - 0.1%
AMBAC Financial Group                            200   $         13
MGIC Investment                                  330             13
                                                       --------------
Total Financial Guarantee Insurance                              26
---------------------------------------------------------------------
Food-Dairy Products - 0.0%
Dean Foods                                       700             20
                                                       --------------
Total Food-Dairy Products                                        20
---------------------------------------------------------------------
Food-Meat Products - 0.0%
Tyson Foods, Cl A                                742             16
                                                       --------------
Total Food-Meat Products                                         16
---------------------------------------------------------------------
Food-Miscellaneous/Diversified - 0.2%
Kraft Foods, Cl A                                834             27
Sara Lee                                       3,200             51
                                                       --------------
Total Food-Miscellaneous/Diversified                             78
---------------------------------------------------------------------
Food-Wholesale/Distribution - 0.0%
United Natural Foods*                            270              7
                                                       --------------
Total Food-Wholesale/Distribution                                 7
---------------------------------------------------------------------
Forestry - 0.1%
Plum Creek Timber                              1,000             39
                                                       --------------
Total Forestry                                                   39
---------------------------------------------------------------------
Gas-Distribution - 0.0%
WGL Holdings                                     100              3
                                                       --------------
Total Gas-Distribution                                            3
---------------------------------------------------------------------
Golf - 0.0%
Callaway Golf                                    115              2
                                                       --------------
Total Golf                                                        2
---------------------------------------------------------------------
Hazardous Waste Disposal - 0.1%
Stericycle*                                      990             47
                                                       --------------
Total Hazardous Waste Disposal                                   47
---------------------------------------------------------------------
Health Care Cost Containment - 0.1%
Mckesson                                         444             26
                                                       --------------
Total Health Care Cost Containment                               26
---------------------------------------------------------------------
Hospital Beds/Equipment - 0.1%
Kinetic Concepts*                                700             43
                                                       --------------
Total Hospital Beds/Equipment                                    43
---------------------------------------------------------------------
Hotels & Motels - 0.1%
Hilton Hotels                                      7              -
Marriott International, Cl A                     636             27
Wyndham Worldwide*                               155              5
                                                       --------------
Total Hotels & Motels                                            32
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Human Resources - 0.3%
Hewitt Associates, Cl A*                       1,995   $         60
Manpower                                         400             31
Monster Worldwide*                               595             23
                                                       --------------
Total Human Resources                                           114
---------------------------------------------------------------------
Independent Power Producer - 0.0%
Calpine*                                         510              2
Mirant*                                           35              1
Reliant Energy*                                  120              3
                                                       --------------
Total Independent Power Producer                                  6
---------------------------------------------------------------------
Industrial Automation/Robot - 0.1%
Cognex                                           200              4
Rockwell Automation                              400             28
                                                       --------------
Total Industrial Automation/Robot                                32
---------------------------------------------------------------------
Industrial Gases - 0.3%
Air Products & Chemicals                          25              2
Praxair                                        1,730            133
                                                       --------------
Total Industrial Gases                                          135
---------------------------------------------------------------------
Instruments-Scientific - 0.1%
PerkinElmer                                    1,900             53
                                                       --------------
Total Instruments-Scientific                                     53
---------------------------------------------------------------------
Insurance Brokers - 0.0%
Marsh & McLennan                                 620             17
                                                       --------------
Total Insurance Brokers                                          17
---------------------------------------------------------------------
Internet Infrastructure Software - 0.1%
Akamai Technologies*                             360             12
F5 Networks*                                     375             33
                                                       --------------
Total Internet Infrastructure Software                           45
---------------------------------------------------------------------
Internet Security - 0.0%
Checkfree*                                       125              5
Symantec*                                        800             15
                                                       --------------
Total Internet Security                                          20
---------------------------------------------------------------------
Investment Management/Advisory Services - 0.1%
Franklin Resources                               370             47
Legg Mason                                       265             24
                                                       --------------
Total Investment Management/Advisory Services                    71
---------------------------------------------------------------------
Life/Health Insurance - 0.1%
Cigna                                          1,000             52
                                                       --------------
Total Life/Health Insurance                                      52
---------------------------------------------------------------------
Linen Supply & Related Items - 0.0%
Cintas                                           125              5
                                                       --------------
Total Linen Supply & Related Items                                5
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Machine Tools & Related Products - 0.1%
Kennametal                                       750   $         58
                                                       --------------
Total Machine Tools & Related Products                           58
---------------------------------------------------------------------
Machinery-Construction & Mining - 0.2%
Caterpillar                                    1,010             79
Terex*                                           300             26
                                                       --------------
Total Machinery-Construction & Mining                           105
---------------------------------------------------------------------
Machinery-General Industry - 0.2%
Manitowoc                                        450             35
Wabtec                                           870             36
                                                       --------------
Total Machinery-General Industry                                 71
---------------------------------------------------------------------
Machinery-Print Trade - 0.0%
Zebra Technologies, Cl A*                         35              1
                                                       --------------
Total Machinery-Print Trade                                       1
---------------------------------------------------------------------
Medical Information Systems - 0.2%
Cerner*                                        1,320             70
IMS Health                                       205              6
                                                       --------------
Total Medical Information Systems                                76
---------------------------------------------------------------------
Medical Instruments - 0.1%
Medtronic                                        390             20
St. Jude Medical*                                105              4
                                                       --------------
Total Medical Instruments                                        24
---------------------------------------------------------------------
Medical Labs & Testing Services - 0.1%
Covance*                                         230             16
Laboratory Corp of America
   Holdings*                                     450             33
                                                       --------------
Total Medical Labs & Testing Services                            49
---------------------------------------------------------------------
Medical Products - 0.2%
Baxter International                           879               46
Covidien*                                      246               10
Henry Schein*                                  610               33
                                                       --------------
Total Medical Products                                           89
---------------------------------------------------------------------
Medical-Biomedical/Genetic - 0.3%
Celgene*                                         685             42
Genzyme*                                       1,130             71
Invitrogen*                                       65              5
PDL BioPharma*                                   773             18
                                                       --------------
Total Medical-Biomedical/Genetic                                136
---------------------------------------------------------------------
Medical-Drugs - 0.8%
Angiotech Pharmaceuticals*                       795              5
Bristol-Myers Squibb                           1,755             50
Cephalon*                                        780             59
                                                       --------------
Pfizer                                         3,463             81
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Medical-Drugs - continued
Schering-Plough                                3,630     $      104
Wyeth                                          1,127             55
                                                       --------------
Total Medical-Drugs                                             354
---------------------------------------------------------------------
Medical-HMO - 0.1%
Humana*                                           42              3
WellPoint*                                       858             64
                                                       --------------
Total Medical-HMO                                                67
---------------------------------------------------------------------
Medical-Hospitals - 0.1%
Universal Health Services, Cl B                  700             37
                                                       --------------
Total Medical-Hospitals                                          37
---------------------------------------------------------------------
Medical-Outpatient/Home Medical - 0.0%
Lincare Holdings*                                230              8
                                                       --------------
Total Medical-Outpatient/Home Medical                             8
---------------------------------------------------------------------
Medical-Wholesale Drug Distributors - 0.1%
AmerisourceBergen                                700             33
Cardinal Health                                  364             24
                                                       --------------
Total Medical-Wholesale Drug Distributors                        57
---------------------------------------------------------------------
Metal Processors & Fabricators - 0.3%
Commercial Metals                              1,050             32
Haynes International*                             50              5
Precision Castparts                              475             65
Sterlite Industries ADR*                       1,825             30
                                                       --------------
Total Metal Processors & Fabricators                            132
---------------------------------------------------------------------
Metal-Aluminum - 0.0%
Alcoa                                            281             11
                                                       --------------
Total Metal-Aluminum                                             11
---------------------------------------------------------------------
Metal-Diversified - 0.0%
Hudbay Minerals*                                 300              8
                                                       --------------
Total Metal-Diversified                                           8
---------------------------------------------------------------------
Motion Pictures & Services - 0.0%
Macrovision*                                     120              3
                                                       --------------
Total Motion Pictures & Services                                  3
---------------------------------------------------------------------
Multi-Line Insurance - 0.6%
Allstate                                         690             37
American International Group                     785             51
Cincinnati Financial                           1,050             41
Hartford Financial Services Group                689             63
Loews                                            635             30
XL Capital, Cl A                                 620             48
                                                       --------------
Total Multi-Line Insurance                                      270
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Multimedia - 0.0%
Walt Disney                                       33   $          1
                                                       --------------
Total Multimedia                                                  1
---------------------------------------------------------------------
Networking Products - 0.4%
Cisco Systems*                                 4,600            133
Juniper Networks*                                830             25
                                                       --------------
Total Networking Products                                       158
---------------------------------------------------------------------
Non-Ferrous Metals - 0.1%
Cameco                                         1,600             65
                                                       --------------
Total Non-Ferrous Metals                                         65
---------------------------------------------------------------------
Non-Hazardous Waste Disposal - 0.1%
Allied Waste Industries*                       3,760             48
Waste Management                                 250             10
                                                       --------------
Total Non-Hazardous Waste Disposal                               58
---------------------------------------------------------------------
Office Automation & Equipment - 0.0%
Pitney Bowes                                     170              8
                                                       --------------
Total Office Automation & Equipment                               8
---------------------------------------------------------------------
Office Supplies & Forms - 0.1%
Avery Dennison                                   650             40
                                                       --------------
Total Office Supplies & Forms                                    40
---------------------------------------------------------------------
Oil & Gas Drilling - 0.1%
Diamond Offshore Drilling                        255             26
Patterson-UTI Energy                           1,200             27
Pride International*                             140              5
Rowan                                             85              4
                                                       --------------
Total Oil & Gas Drilling                                         62
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 0.6%
Denbury Resources*                               410             16
EnCana                                           530             32
Murphy Oil                                       200             12
Newfield Exploration*                            800             39
Occidental Petroleum                           1,224             70
Southwestern Energy*                           2,435             99
Ultra Petroleum*                                 360             20
                                                       --------------
Total Oil Companies-Exploration & Production                    288
---------------------------------------------------------------------
Oil Companies-Integrated - 0.5%
BP ADR                                           288             20
Chevron                                          287             24
ConocoPhillips                                   912             74
Exxon Mobil                                      542             46
Hess                                             650             40
Marathon Oil                                     378             21
                                                       --------------
Total Oil Companies-Integrated                                  225
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Oil Field Machinery & Equipment - 0.2%
Grant Prideco*                                   515     $       29
National Oilwell Varco*                          450             54
                                                       --------------
Total Oil Field Machinery & Equipment                            83
---------------------------------------------------------------------
Oil Refining & Marketing - 0.1%
Tesoro                                           596             30
                                                       --------------
Total Oil Refining & Marketing                                   30
---------------------------------------------------------------------
Oil-Field Services - 0.4%
Hanover Compressor*                              260              6
Helix Energy Solutions Group*                    840             33
Schlumberger                                   1,280            121
                                                       --------------
Total Oil-Field Services                                        160
---------------------------------------------------------------------
Paper & Related Products - 0.1%
Abitibi-Consolidated*                          2,325              5
Domtar*                                        3,275             31
MeadWestvaco                                     175              6
Smurfit-Stone Container*                         335              4
                                                       --------------
Total Paper & Related Products                                   46
---------------------------------------------------------------------
Pharmacy Services - 0.1%
Medco Health Solutions*                          276             22
Omnicare                                         175              6
                                                       --------------
Total Pharmacy Services                                          28
---------------------------------------------------------------------
Physical Practice Management - 0.1%
Pediatrix Medical Group*                         650             35
                                                       --------------
Total Physical Practice Management                               35
---------------------------------------------------------------------
Pipelines - 0.2%
El Paso                                        1,654             28
Oneok                                            500             25
Questar                                          500             26
Spectra Energy                                 1,227             31
                                                       --------------
Total Pipelines                                                 110
---------------------------------------------------------------------
Platinum - 0.0%
Stillwater Mining*                               270              2
                                                       --------------
Total Platinum                                                    2
---------------------------------------------------------------------
Printing-Commercial - 0.1%
RR Donnelley & Sons                            1,147             49
                                                       --------------
Total Printing-Commercial                                        49
---------------------------------------------------------------------
Property/Casualty Insurance - 0.3%
Arch Capital Group*                              800             56
Safeco                                           756             44
Travelers                                        280             14
WR Berkley                                     1,450             43
                                                       --------------
Total Property/Casualty Insurance                               157
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Publishing-Books - 0.0%
Scholastic*                                       30   $          1
                                                       --------------
Total Publishing-Books                                            1
---------------------------------------------------------------------
Publishing-Newspapers - 0.0%
Gannett                                          402             20
                                                       --------------
Total Publishing-Newspapers                                      20
---------------------------------------------------------------------
Quarrying - 0.0%
Vulcan Materials                                   4              -
                                                       --------------
Total Quarrying                                                   -
---------------------------------------------------------------------
Real Estate Management/Services - 0.1%
CB Richard Ellis Group, Cl A*                  1,555             54
                                                       --------------
Total Real Estate Management/Services                            54
---------------------------------------------------------------------
Reinsurance - 0.3%
Allied World Assurance Holdings                   95              4
Aspen Insurance Holdings                         335              8
Berkshire Hathaway, Cl B*                          6             22
Everest Re Group                                  40              4
Montpelier Re Holdings                           435              7
PartnerRe                                        750             53
RenaissanceRe Holdings                           900             52
Validus Holdings*                                230              5
                                                       --------------
Total Reinsurance                                               155
---------------------------------------------------------------------
REITs-Mortgage - 0.0%
Annaly Capital Management                        270              4
CapitalSource                                    150              3
                                                       --------------
Total REITs-Mortgage                                              7
---------------------------------------------------------------------
REITs-Office Property - 0.1%
Boston Properties                                250             24
                                                       --------------
Total REITs-Office Property                                      24
---------------------------------------------------------------------
Rental Auto/Equipment - 0.0%
Avis Budget Group*                                55              1
RSC Holdings*                                    310              7
                                                       --------------
Total Rental Auto/Equipment                                       8
---------------------------------------------------------------------
Retail-Apparel/Shoe - 0.1%
Aeropostale*                                     630             24
Men's Wearhouse                                  800             40
                                                       --------------
Total Retail-Apparel/Shoe                                        64
---------------------------------------------------------------------
Retail-Building Products - 0.0%
Home Depot                                       460             17
                                                       --------------
Total Retail-Building Products                                   17
---------------------------------------------------------------------
Retail-Computer Equipment - 0.1%
GameStop, Cl A*                                1,380             56
                                                       --------------
Total Retail-Computer Equipment                                  56
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Retail-Discount - 0.0%
Wal-Mart Stores                                   68   $          3
                                                       --------------
Total Retail-Discount                                             3
---------------------------------------------------------------------
Retail-Drug Store - 0.4%
CVS Caremark                                   2,900            102
Rite Aid*                                      6,400             36
Walgreen                                         570             25
                                                       --------------
Total Retail-Drug Store                                         163
---------------------------------------------------------------------
Retail-Major Department Store - 0.1%
JC Penney                                        880             60
Sears Holdings*                                    3              -
                                                       --------------
Total Retail-Major Department Store                              60
---------------------------------------------------------------------
Retail-Office Supplies - 0.0%
Office Depot*                                    634             16
                                                       --------------
Total Retail-Office Supplies                                     16
---------------------------------------------------------------------
Retail-Pet Food & Supplies - 0.1%
PetSmart                                         940             30
                                                       --------------
Total Retail-Pet Food & Supplies                                 30
---------------------------------------------------------------------
Retail-Regional Department Store - 0.1%
Dillard's, Cl A                                1,100             33
Kohl's*                                           14              1
                                                       --------------
Total Retail-Regional Department Store                           34
---------------------------------------------------------------------
Retail-Restaurants - 0.1%
Cheesecake Factory*                              160              4
Starbucks*                                     1,660             44
                                                       --------------
Total Retail-Restaurants                                         48
---------------------------------------------------------------------
Retail-Sporting Goods - 0.0%
Dick's Sporting Goods*                           280             16
                                                       --------------
Total Retail-Sporting Goods                                      16
---------------------------------------------------------------------
S&L/Thrifts-Western US - 0.2%
Washington Federal                             2,390             54
Washington Mutual                                451             17
                                                       --------------
Total S&L/Thrifts-Western US                                     71
---------------------------------------------------------------------
Schools - 0.1%
ITT Educational Services*                        280             30
                                                       --------------
Total Schools                                                    30
---------------------------------------------------------------------
Semiconductor Components-Integrated Circuits - 0.1%
Cypress Semiconductor*                            90              2
Maxim Integrated Products                      1,980             63
                                                       --------------
Total Semiconductor Components-Integrated
   Circuits                                                      65
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Steel-Producers - 0.1%
Nucor                                            414   $         21
United States Steel                              151             15
                                                       --------------
Total Steel-Producers                                            36
---------------------------------------------------------------------
Steel-Specialty - 0.2%
Allegheny Technologies                           912             96
                                                       --------------
Total Steel-Specialty                                            96
---------------------------------------------------------------------
Super-Regional Banks-US - 0.4%
Bank of America                                1,178             56
Capital One Financial                            941             66
Wells Fargo                                    1,094             37
                                                       --------------
Total Super-Regional Banks-US                                   159
---------------------------------------------------------------------
Telecommunications Equipment - 0.0%
Plantronics                                       55              2
                                                       --------------
Total Telecommunications Equipment                                2
---------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics - 0.0%
JDS Uniphase*                                    265              4
                                                       --------------
Total Telecommunications Equipment-Fiber Optics                   4
---------------------------------------------------------------------
Telecommunications Services - 0.3%
Amdocs*                                        1,370             50
Embarq                                           700             43
Time Warner Telecom, Cl A*                     1,345             26
                                                       --------------
Total Telecommunications Services                               119
---------------------------------------------------------------------
Telephone-Integrated - 0.4%
AT&T                                           2,185             86
Level 3 Communications*                          985              5
Verizon Communications                         1,744             74
                                                       --------------
Total Telephone-Integrated                                      165
---------------------------------------------------------------------
Textile-Home Furnishings - 0.1%
Mohawk Industries*                               600             54
                                                       --------------
Total Textile-Home Furnishings                                   54
---------------------------------------------------------------------
Therapeutics - 0.2%
Gilead Sciences*                               2,500             93
ImClone Systems*                                 125              4
Medicines*                                       465              7
Warner Chilcott, Cl A*                           265              5
                                                       --------------
Total Therapeutics                                              109
---------------------------------------------------------------------
Tobacco - 0.4%
Altria Group                                   1,040             69
Imperial Tobacco Group ADR                       846             74
UST                                              690             37
                                                       --------------
Total Tobacco                                                   180
---------------------------------------------------------------------



---------------------------------------------------------------------
                                       Shares/Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Tools-Hand Held - 0.1%
Stanley Works                                    810   $         45
                                                       --------------
Total Tools-Hand Held                                            45
---------------------------------------------------------------------
Transport-Equipment & Leasing - 0.0%
GATX                                              65              3
                                                       --------------
Total Transport-Equipment & Leasing                               3
---------------------------------------------------------------------
Transport-Marine - 0.1%
Overseas Shipholding Group                       400             31
                                                       --------------
Total Transport-Marine                                           31
---------------------------------------------------------------------
Transport-Rail - 0.3%
Burlington Northern Santa Fe                     483             40
Canadian Pacific Railway                         550             40
CSX                                              803             38
                                                       --------------
Total Transport-Rail                                            118
---------------------------------------------------------------------
Transport-Services - 0.1%
FedEx                                             43              5
Ryder System                                      22              1
UTi Worldwide                                    795             20
                                                       --------------
Total Transport-Services                                         26
---------------------------------------------------------------------
Veterinary Diagnostics - 0.0%
VCA Antech*                                      435             17
                                                       --------------
Total Veterinary Diagnostics                                     17
---------------------------------------------------------------------
Vitamins & Nutrition Products - 0.1%
Herbalife                                        705             29
                                                       --------------
Total Vitamins & Nutrition Products                              29
---------------------------------------------------------------------
Web Hosting/Design - 0.1%
Equinix*                                         370             32
                                                       --------------
Total Web Hosting/Design                                         32
---------------------------------------------------------------------
Web Portals/ISP - 0.3%
Google, Cl A*                                    251            128
                                                       --------------
Total Web Portals/ISP                                           128
---------------------------------------------------------------------
Wireless Equipment - 0.7%
American Tower, Cl A*                          3,990            166
Nokia ADR                                      1,474             42
Qualcomm                                       1,480             62
                                                       --------------
Total Wireless Equipment                                        270
                                                       --------------
Total Common Stock (Cost $9,384)                             10,861
---------------------------------------------------------------------
Corporate Bonds - 18.4%
Abbott Laboratories
   5.600%, 05/15/11                  $           130            131
Advanta Capital Trust, Ser B
   8.990%, 12/17/26                               55             52
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Ahern Rentals
   9.250%, 08/15/13                  $           125   $        120
Alcoa
   5.900%, 02/01/27                               20             19
Allegheny Energy Supply 144A
   8.250%, 04/15/12                               30             31
American General Finance, Ser G
   MTN
   5.375%, 09/01/09                               50             50
Ameriprise Financial
   5.350%, 11/15/10                               45             45
Amgen
   4.000%, 11/18/09                               20             19
AOL Time Warner
   6.875%, 05/01/12                               75             78
Apache
   5.250%, 04/15/13                              140            138
Aramark 144A (A)
   8.856%, 12/01/15                               57             53
AT&T Wireless
   8.750%, 03/01/31                               45             56
   7.875%, 03/01/11                               60             65
Bank of America
   5.375%, 08/15/11                              120            120
   5.375%, 06/15/14                               20             20
Bank One
   5.900%, 11/15/11                               60             61
   5.250%, 01/30/13                               80             79
Belden CDT 144A
   7.000%, 03/15/17                               56             53
Canadian National Railway
   5.800%, 06/01/16                               65             65
Canadian National Resources
   5.700%, 05/15/17                               95             92
Cascades
   7.250%, 02/15/13                              125            117
Caterpillar Financial Services
   5.050%, 12/01/10                               75             75
Chesapeake Energy
   6.500%, 08/15/17                              112            103
ChevronTexaco
   3.500%, 09/17/07                              120            120
Chubb
   4.934%, 11/16/07                               60             60
Cisco Systems
   5.500%, 02/22/16                               35             34
   5.250%, 02/22/11                              110            109
Citigroup
   5.100%, 09/29/11                              130            128
Coleman Cable 144A
   9.875%, 10/01/12                               85             88
Columbus Southern Power, Ser C
   5.500%, 03/01/13                               40             40
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Comcast
   5.900%, 03/15/16                  $            85   $         83
   5.875%, 02/15/18                               20             19
   5.300%, 01/15/14                               25             24
Conocophillips Canada
   5.625%, 10/15/16                               75             74
Costco Wholesale
   5.500%, 03/15/17                               35             34
CRH America
   6.000%, 09/30/16                               15             15
DaimlerChrysler
   4.750%, 01/15/08                               90             90
Denbury Resources
   7.500%, 04/01/13                               60             58
Deutsche Telekom
   8.000%, 06/15/10                              135            144
Dominion Resources, Ser A
   5.600%, 11/15/16                               20             19
DR Horton
   7.875%, 08/15/11                               33             34
Echostar DBS
   7.125%, 02/01/16                              120            113
ERP Operating LP
   5.750%, 06/15/17                              135            131
   5.125%, 03/15/16                               45             42
Federal Home Loan Bank
   5.250%, 11/03/09                              375            375
FedEx
   5.500%, 08/15/09                               30             30
Ford Motor Credit
   7.375%, 10/28/09                              120            116
FPL Group Capital
   5.625%, 09/01/11                              150            151
FTI Consulting
   7.750%, 10/01/16                              120            118
General Electric Capital, Ser A MTN
   4.375%, 03/03/12                               50             48
General Electric Capital, Ser G MTN
   5.720%, 08/22/11                               75             75
General Motors Acceptance
   7.000%, 02/01/12                              115            108
Hartford Financial Services Group
   5.375%, 03/15/17                               30             29
Hilton Hotels
   7.500%, 12/15/17                              120            126
Hospira
   6.050%, 03/30/17                               20             20
HSBC Finance
   6.375%, 10/15/11                              110            111
Ikon Office Solutions
   7.750%, 09/15/15                               90             88
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
International Lease Finance MTN
   5.750%, 06/15/11                  $            25   $         25
   5.650%, 06/01/14                              125            125
John Deere Capital
   5.400%, 10/17/11                               30             30
John Deere Capital, Ser D MTN
   4.400%, 07/15/09                               85             84
Landry's Restaurants, Ser B
   7.500%, 12/15/14                              120            116
Masco
   6.125%, 10/03/16                               15             15
Mastec
   7.625%, 02/01/17                               50             49
Metlife
   5.375%, 12/15/12                               30             30
   5.000%, 06/15/15                               95             90
MGM Mirage
   6.625%, 07/15/15                               35             31
   5.875%, 02/27/14                               35             31
Midamerican Energy Holdings
   5.875%, 10/01/12                              125            127
Morgan Stanley
   4.000%, 01/15/10                               75             73
Neenah Paper
   7.375%, 11/15/14                               84             79
Neff 144A
   10.000%, 06/01/15                              40             37
Nextel Communications, Ser E
   6.875%, 10/31/13                               90             86
Norampac
   6.750%, 06/01/13                              125            114
Pepsico
   5.150%, 05/15/12                               35             35
PNC Funding
   4.200%, 03/10/08                               50             50
Prologis Trust
   7.100%, 04/15/08                               20             20
Prudential Financial, Ser B MTN
   5.100%, 09/20/14                               20             19
PSE&G Power
   7.750%, 04/15/11                               75             80
   6.950%, 06/01/12                               35             37
PSI Energy
   6.050%, 06/15/16                               20             20
Quebecor World 144A
   9.750%, 01/15/15                              100             96
Qwest
   8.875%, 03/15/12                               25             26
   7.500%, 10/01/14                               30             29
R.H. Donelley, Ser A-3
   8.875%, 01/15/16                               57             55
Residential Capital 144A (A)
   7.690%, 04/17/09                               80             77
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Rogers Cable
   6.750%, 03/15/15                  $            20   $         21
Rogers Communications
   8.000%, 12/15/12                               67             71
Saint Acquisition 144A
   13.310%, 05/15/17 (A)                          58             41
   12.500%, 05/15/17                               8              6
SBC Communications
   5.625%, 06/15/16                               30             29
   5.100%, 09/15/14                               95             90
Schering-Plough
   6.750%, 12/01/33                               30             32
   5.550%, 12/01/13                               90             90
Shell International
   5.625%, 06/27/11                               65             66
Simon Property Group
   5.750%, 12/01/15                               25             25
Southern Power, Ser B
   6.250%, 07/15/12                               35             36
Stater Brothers Holdings
   8.125%, 06/15/12                               35             34
Stater Brothers Holdings 144A
   7.750%, 04/15/15                               60             56
Telecom Italia Capital
   4.000%, 11/15/08                              135            132
Tesoro 144A
   6.500%, 06/01/17                              120            113
TFM Sa De Cv
   9.375%, 05/01/12                               25             26
Time Warner
   6.500%, 11/15/36                               20             19
Time Warner Cable 144A
   5.850%, 05/01/17                               35             34
Toys R Us
   7.875%, 04/15/13                               30             25
True Temper Sports
   8.375%, 09/15/11                               80             67
Turanalem Finance 144A
   8.250%, 01/22/37                               60             53
Union Pacific
   3.875%, 02/15/09                              150            147
Uno Restaurant 144A
   10.000%, 02/15/11                              28             23
Valassis Communication 144A
   8.250%, 03/01/15                              100             85
Virginia Electric Power, Ser A
   6.000%, 05/15/37                               20             19
Wachovia MTN
   5.700%, 08/01/13                              100            100
Wal-mart Stores
   4.550%, 05/01/13                               35             33
Washington Mutual Financial
   6.875%, 05/15/11                               25             26
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Weatherford International 144A
   6.350%, 06/15/17                  $           200   $        204
   5.950%, 06/15/12                               30             30
Weyerhaeuser
   5.950%, 11/01/08                               10             10
Willis North America
   6.200%, 03/28/17                               20             20
Wyeth
   5.500%, 02/01/14                               35             34
Xcel Energy 144A
   5.613%, 04/01/17                              135            133
Xerox Capital Trust I
   8.000%, 02/01/27                               85             86
                                                       --------------
Total Corporate Bonds (Cost $8,409)                           8,198
---------------------------------------------------------------------
U.S. Government Agency Obligations - 19.7%
Federal Home Loan Mortgage
   Corporation
   6.500%, 04/01/35                                5              5
   6.000%, 08/01/29                               21             21
   5.894%, 12/01/36 (A)                          267            267
   5.875%, 03/21/11                               40             41
   5.875%, 01/01/37 (A)                          335            336
   5.783%, 03/01/37 (A)                           84             84
   5.500%, 09/01/17                               21             20
   5.500%, 09/01/19                               32             31
   5.500%, 07/01/20                               45             44
   5.500%, 08/01/20                              126            125
   5.500%, 09/01/21                              226            223
   5.500%, 11/01/36                              207            200
   5.500%, 05/01/37                              390            377
   5.400%, 03/17/21                              150            148
   5.265%, 04/01/37 (A)                          172            170
   5.000%, 10/16/09                              130            129
   5.000%, 07/01/21                              277            269
   5.000%, 05/01/22                              282            274
Federal Home Loan Mortgage
   Corporation - Gold
   6.500%, 08/01/37                               80             81
   6.000%, 07/01/37                               70             69
   5.500%, 04/01/22                              115            113
   5.500%, 06/01/22                              213            211
   5.500%, 12/01/36                              242            234
Federal Home Loan Mortgage
   Corporation - Gold TBA
   6.000%, 08/01/37                              890            883
Federal Home Loan Mortgage
   Corporation MTN
   5.250%, 02/24/11                              165            165
Federal National Conventional Loan
   6.000%, 02/01/37                              269            267
   5.500%, 11/01/36                              221            213
   5.500%, 12/01/36                              462            447
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
U.S. Government Agency Obligations - continued
Federal National Mortgage Association
   6.500%, 03/01/35                  $           115   $        117
   6.250%, 02/01/11                              250            260
   6.000%, 01/01/29                               68             68
   6.000%, 12/15/31                              235            239
   6.000%, 05/01/33                               65             65
   6.000%, 07/01/36                              140            138
   6.000%, 08/01/36                               87             86
   6.000%, 09/01/36                              209            208
   6.000%, 10/01/36                                4              4
   6.000%, 11/01/36                               14             14
   5.500%, 03/01/20                               57             57
   5.500%, 04/01/21                               73             73
   5.500%, 11/01/21                               35             35
   5.500%, 12/01/35                              528            511
   5.500%, 01/01/36                               58             56
   5.500%, 02/01/36                              188            182
   5.500%, 03/01/36                              178            172
   5.500%, 04/01/36                              118            114
   5.500%, 11/01/36                               89             86
   5.125%, 01/02/14                               40             40
   5.000%, 05/01/37                              124            116
Federal National Mortgage Association
   TBA
   6.500%, 08/15/37                              680            687
                                                       --------------
Total U.S. Government Agency
Obligations (Cost $8,812)                                     8,775
---------------------------------------------------------------------
U.S. Treasury Obligations - 16.3%
U.S. Treasury Bonds
   7.500%, 11/15/16                               50             60
   5.375%, 02/15/31                              435            459
   4.500%, 02/15/36                              555            519
U.S. Treasury Notes
   4.875%, 08/15/09                               35             35
   4.875%, 07/31/11                              100            101
   4.750%, 05/31/12                              185            186
   4.750%, 05/15/14                              605            607
   4.625%, 11/15/09                              315            315
   4.625%, 02/29/12                              470            471
   4.625%, 02/15/17                              505            499
   4.500%, 11/30/11                              385            384
   4.500%, 03/31/12                              980            975
   4.500%, 05/15/17                            1,250          1,223
   3.875%, 07/15/10                            1,490          1,463
                                                       --------------
Total U.S. Treasury Obligations (Cost $7,305)                 7,297
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Foreign Common Stock - 7.2%
Australia - 0.4%
BHP Billiton                                     649   $         21
Commonwealth Bank of Australia                   150              7
CSL                                              205             15
Leighton Holdings                                551             18
QBE Insurance Group                              906             23
Sally Malay Mining*                            4,615             15
Santos                                         2,369             26
Tattersall's                                   6,632             27
Telstra                                        1,700              7
Woolworths                                       200              5
                                                       --------------
Total Australia                                                 164
---------------------------------------------------------------------
Austria - 0.2%
Andritz*                                          82              5
Telekom Austria                                  200              5
Voestalpine                                    1,059             88
                                                       --------------
Total Austria                                                    98
---------------------------------------------------------------------
Belgium - 0.1%
Dexia                                            625             18
Fortis                                           350             14
                                                       --------------
Total Belgium                                                    32
---------------------------------------------------------------------
Canada - 0.2%
Bank of Nova Scotia                              600             28
Canadian Imperial Bank of
   Commerce                                      400             35
EnCana                                           200             12
Gerdau Ameristeel                                300              4
Metro, Cl A                                      100              3
Petro-Canada                                     100              5
Teck Cominco, Cl B                               600             27
                                                       --------------
Total Canada                                                    114
---------------------------------------------------------------------
Denmark - 0.0%
Jyske Bank*                                      100              8
                                                       --------------
Total Denmark                                                     8
---------------------------------------------------------------------
Finland - 0.1%
Outokumpu                                        238              7
Rautaruukki                                      400             26
                                                       --------------
Total Finland                                                    33
---------------------------------------------------------------------
France - 0.9%
Air France-KLM                                 1,638             74
BNP Paribas                                    1,023            112
Bouygues                                          18              1
Cap Gemini                                       348             23
CNP Assurances                                   190             25
France Telecom                                   100              3
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
France - continued
Societe Generale                                 290   $         50
Total                                          1,258             99
Vivendi                                           83              3
                                                       --------------
Total France                                                    390
---------------------------------------------------------------------
Germany - 1.0%
Allianz SE                                       140             30
Deutsche Bank                                     14              2
Deutsche Lufthansa                             2,986             84
E.ON                                             822            129
Freenet                                           62              1
MAN                                               94             13
Muenchener Rueckversicherungs                     85             15
Salzgitter                                       517            105
ThyssenKrupp                                     233             13
United Internet                                  839             15
                                                       --------------
Total Germany                                                   407
---------------------------------------------------------------------
Greece - 0.0%
Intracom Holdings                                200              1
                                                       --------------
Total Greece                                                      1
---------------------------------------------------------------------
Hong Kong - 0.1%
CLP Holdings                                     500              3
Vtech Holdings                                 2,326             21
                                                       --------------
Total Hong Kong                                                  24
---------------------------------------------------------------------
Italy - 0.3%
Enel                                           8,434             87
ENI                                            1,500             53
IFIL - Investments                               101              1
Milano Assicurazioni                             521              4
                                                       --------------
Total Italy                                                     145
---------------------------------------------------------------------
Japan - 1.3%
At-group                                       1,000             17
Bosch                                             15              -
Brother Industries                             3,000             43
Canon                                            300             16
Cosmo Oil                                      7,000             40
Cosmos Initia                                  6,000             32
Fujitsu                                        2,700             18
Fujitsu Frontech                                 100              1
JFE Holdings                                   1,400             96
KDDI                                               3             20
Land                                               6              9
Mitani                                         3,300             39
Nippon Steel                                     700              5
NTT Data                                          17             71
Ricoh Leasing                                    100              2
Santen Pharmaceutical                            250              6
Sumco                                          2,100            108
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Japan - continued
Sumitomo Mitsui Financial Group                    1   $          9
Takara Leben                                     400              4
Tokyo Electron                                     9              1
Toyota Motor                                     600             37
Yamazen                                        1,000              7
                                                       --------------
Total Japan                                                     581
---------------------------------------------------------------------
Netherlands - 0.6%
Aegon                                          1,797             33
Boskalis Westminster                             306             12
Heineken                                       1,201             76
ING Groep                                        480             20
Royal Dutch Shell, Cl A                        3,509            136
Royal KPN                                      1,082             17
                                                       --------------
Total Netherlands                                               294
---------------------------------------------------------------------
New Zealand - 0.3%
Air New Zealand                               52,426            106
New Zealand Refining                           4,754             28
Sky Network Television                           210              1
                                                       --------------
Total New Zealand                                               135
---------------------------------------------------------------------
Singapore - 0.1%
Hotel Grand Central                           21,000             16
Singapore Airlines                             4,000             51
                                                       --------------
Total Singapore                                                  67
---------------------------------------------------------------------
Spain - 0.1%
Banco Bilbao Vizcaya Argentaria                1,130             28
Banco Santander Central Hispano                  173              3
Telefonica                                       312              7
                                                       --------------
Total Spain                                                      38
---------------------------------------------------------------------
Sweden - 0.3%
JM                                             2,000             60
Volvo, Cl B                                    4,019             74
                                                       --------------
Total Sweden                                                    134
---------------------------------------------------------------------
Switzerland - 0.2%
Bell Holding                                      12             20
Credit Suisse Group                              541             35
UBS                                              120              7
Zurich Financial Services                         80             23
                                                       --------------
Total Switzerland                                                85
---------------------------------------------------------------------
United Kingdom - 1.0%
Antofagasta                                    6,190             90
Ashtead                                        4,590             13
AstraZeneca                                      649             34
Aviva                                            632              9
Barclays                                         900             13
---------------------------------------------------------------------



---------------------------------------------------------------------
                                       Shares/Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
United Kingdom - continued
BHP Billiton                                     393   $         12
British Airways*                               1,425             11
British American Tobacco                         300             10
BT Group                                      16,917            107
HBOS                                             280              5
Imperial Tobacco Group                           123              5
International Power                            2,100             17
Lloyds TSB Group                                 200              2
Marks & Spencer Group                            439              6
NETeller*                                        209              -
Next                                             153              6
Rio Tinto                                        400             29
Royal Bank of Scotland Group                   4,945             59
Royal Dutch Shell, Cl B                          578             23
Standard Chartered                               118              4
Tesco                                          1,600             14
                                                       --------------
Total United Kingdom                                            469
                                                       --------------
Total Foreign Common Stock (Cost $2,473)                      3,219
---------------------------------------------------------------------
Mortgage Related - 5.7%
Banc of America Mortgage CMO,
   Ser 2004-8, Cl 3A1
   5.250%, 10/25/19                  $            94             91
Banc of America Mortgage CMO,
   Ser 2005-D, Cl 2A4
   4.775%, 05/25/35 (A)                          275            272
Bear Stearns CMBS, Ser 2004-PWR5,
   Cl A4
   4.831%, 07/11/42                              120            115
Bear Stearns CMBS, Ser 2005-T20,
   Cl A2
   5.127%, 10/12/42 (A)                          150            149
Bear Stearns CMBS, Ser 2006-PW13,
   Cl A4
   5.540%, 09/11/41                              180            176
Bear Stearns CMBS, Ser 2006-T22,
   Cl A2
   5.466%, 04/12/38 (A)                          140            140
Chase Mortgage Finance CMO,
   Ser 2006-A1, Cl 2A2
   6.083%, 09/25/36 (A)                          200            202
Chase Mortgage Finance CMO,
   Ser 2006-A1, Cl 4A1
   6.053%, 09/25/36 (A)                          327            325
Chase Mortgage Finance, Ser 2007-
   A1, Cl 12A2 (A)
   5.944%, 03/25/37 (A)                          225            227
Citigroup CMBS, Ser 2004-C2, Cl A3
   4.380%, 10/15/41                              170            163
Countrywide, Ser 2003-2, Cl M2
   6.970%, 03/26/33 (A)                          105            103
JP Morgan Chase CMBS, Ser 2004-
   CBX, Cl A4
   4.529%, 01/12/37                              145            140
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
                                       Face Amount
Description                           (000)/Shares      Value (000)
---------------------------------------------------------------------
Mortgage Related - continued
JP Morgan Chase CMBS, Ser 2005-
   LDP1, Cl A2
   4.625%, 03/15/46                  $           137   $        134
Prime Mortgage Trust CMO, Ser
   2005-2, Cl 1A3
   5.250%, 07/25/20                              162            157
Wells Fargo CMO, Ser 2006-11, Cl
   A8
   6.000%, 09/25/36                              152            151
                                                       --------------
Total Mortgage Related (Cost $2,567)                          2,545
---------------------------------------------------------------------
Foreign Bonds - 2.2%
Bundesrepublik, Ser 03 (EUR)
   4.750%, 07/04/34                              100            142
Bundesrepublik, Ser 02 (EUR)
   5.000%, 07/04/12                               60             85
Bundesrepublik, Ser 03 (EUR)
   3.750%, 07/04/13                               24             32
Bundesrepublik, Ser 04 (EUR)
   3.750%, 01/04/15                               35             46
Bundesrepublik, Ser 05 (EUR)
   3.500%, 01/04/16                               20             26
Canada (CAD)
   5.750%, 06/01/33                               20             22
   5.250%, 06/01/13                               90             87
Citigroup, Ser INTL (JPY)
   2.400%, 10/31/25                            3,900             31
Development Bank of Japan (JPY)
   1.750%, 03/17/17                           10,000             83
Netherlands Government (EUR)
   4.250%, 07/15/13                               66             90
Swedish Goverment, Ser 3105 (SEK)
   3.500%, 12/01/15                              700            130
United Kingdom Gilt (GBP)
   4.000%, 09/07/16                              120            223
                                                       --------------
Total Foreign Bonds (Cost $960)                                 997
---------------------------------------------------------------------
Investment Company - 0.1%
Index Fund-Midcap - 0.1%
iShares Russell Midcap Value Index
   Fund*                                         200             30
                                                       --------------
Total Index Fund-Midcap                                          30
                                                       --------------
Total Investment Company (Cost $26)                              30
---------------------------------------------------------------------
Foreign Preferred Stock - 0.0%
Germany - 0.0%
Porsche                                            4              6
                                                       --------------
Total Germany                                                     6
                                                       --------------
Total Foreign Preferred Stock (Cost $3)                           6
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Money Market Fund - 10.5%
Evergreen Select Money Market
   Fund, Institutional Class, 5.22%
   (C)                                     4,666,790   $      4,667
                                                       --------------
Total Money Market Fund (Cost $4,667)                         4,667
---------------------------------------------------------------------
Total Investments - 104.4% (Cost $44,606)                    46,595
---------------------------------------------------------------------
Other Assets and Liabilities, Net - (4.4%)                   (1,964)
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $     44,631
---------------------------------------------------------------------

As of July 31, 2007, the Fund had the following forward foreign currency contracts outstanding:

                                                        Unrealized
Settlement         Currency            Currency       Appreciation/
   Date           to Deliver          to Receive      (Depreciation)
----------  -------------------  -----------------   ----------------
9/12/2007   EUR        (63,788)  AUD       102,778      $   (49)
9/12/2007   GBP        (68,756)  AUD       166,963        2,318
9/12/2007   JPY     (5,881,110)  AUD        59,828          898
9/12/2007   USD        (52,073)  CAD        55,629          145
9/12/2007   EUR        (32,943)  DKK       245,535           72
9/12/2007   USD        (92,729)  DKK       512,969        1,711
9/12/2007   SEK     (1,561,687)  EUR       166,684       (3,936)
9/12/2007   USD     (2,445,917)  EUR     1,814,780       40,360
9/12/2007   GBP       (158,583)  EUR       232,118       (3,902)
9/12/2007   CAD       (102,508)  EUR        70,168          (90)
9/12/2007   USD       (345,043)  GBP       174,963       10,114
9/12/2007   EUR       (499,182)  JPY    81,177,051        5,499
9/12/2007   USD       (346,965)  JPY    41,673,945        6,946
9/12/2007   USD        (69,288)  NOK       418,763        2,648
9/12/2007   EUR        (43,959)  NOK       357,254        1,146
9/12/2007   EUR       (149,343)  SEK     1,384,801        1,382
9/12/2007   AUD        (72,494)  USD        59,300       (2,306)
9/12/2007   SEK       (455,124)  USD        65,286       (1,642)
9/12/2007   EUR       (107,884)  USD       145,666       (2,137)
                                                        -------
                                                        $59,177
                                                        -------


For descriptions of abbreviations and footnotes, please refer to page 131.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Performance Highlights

o For the one-year period ended July 31, 2007, the Fund's Class A shares gained 14.20% at net asset value, while the S&P 1500 Index returned 16.10% and the Lehman Brothers U.S. Aggregate Index returned 5.56%.

o The Fund's absolute gains were impacted positively by Clay Finlay Inc.'s emerging markets mandate, Acadian Asset Management, Inc.'s international equity mandate and Copper Rock Capital Partners, LLC's small-cap growth strategy.

o Thompson, Siegel & Walmsley LLC's small-cap value mandate and Heitman Real Estate Securities LLC's REIT mandate detracted from absolute performance while Dwight Asset Management Company's money market strategy contributed only marginally to the Fund's overall gains.

o Personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance.

o Agricultural commodity and product firm Archer-Daniels-Midland, interactive licensed betting and gaming provider Sportingbet and U.K.-based electricity provider British Energy Group (no longer a Fund holding), were among the Fund's primary detractors.


Q.   How did the Fund perform relative to its benchmarks?

A. For the one-year period ended July 31, 2007, the Old Mutual Asset Allocation Balanced Portfolio's (the "Fund") Class A shares gained 14.20% at net asset value, while the S&P 1500 Index returned 16.10% and the Lehman Brothers U.S. Aggregate Index returned 5.56%. Performance for all share classes can be found on page 23.

Q.   What investment environment did the Fund face during the past year?

A. Ibbotson Associates Advisors, LLC ("Ibbotson") analyzes 13 asset classes for inclusion in the Fund. During the period, returns for all of these asset classes exceeded Ibbotson's long-term expectations except real estate and small-cap value. Growth stocks led value stocks; mid-caps outperformed large- and small-cap stocks; a falling dollar helped international equities post strong gains; and, while the yield curve remained flat compared to historical standards, bond returns were relatively typical. Volatility, as measured by standard deviation for all asset classes, was low compared to historical standards.

Q.   Which market factors influenced the Fund's relative performance?

A. The factors noted above combined to produce a healthy overall investment environment for the Fund. Strong performance in emerging markets and international equities impacted the Fund's performance positively during the period while real estate negatively impacted returns. The exceptionally high returns in equity real estate investment trusts ("REITs") over the previous few years and resulting high valuations have been widely publicized. Ibbotson's long-term target allocation to real estate in the Fund is 3%, but Ibbotson lowered this allocation to 2% in April 2005. While that reduction hurt the Fund's relative performance prior to February 2007, as REITs continued to perform exceptionally well, REITs have given back some of their gains and the decision is starting to pay off.

     Media attention has recently been focused on the conditions of the sub-prime mortgage market. This is partially attributable to some highly leveraged hedge funds (some of which belong to prominent Wall Street firms), which became almost insolvent. The deep pockets of the owners prevented a market-wide fire sale, but high-yield securities, which started the year with terrific returns, declined in June and July.

     While Ibbotson believes that value stocks are positioned to outperform growth stocks over the long term, the firm has maintained equal weightings between growth and value in the Fund since December 2005. The Fund was positioned relatively well for the outperformance of growth stocks relative to value stocks given Ibbotson's current position.

Q.   How did portfolio composition affect Fund performance?

A. Seventeen fund mandates produced positive returns and two produced negative returns. During the one-year period, the Fund's absolute gains were impacted positively by Clay Finlay Inc.'s emerging markets mandate, Acadian Asset Management, Inc.'s international equity mandate and Copper Rock Capital Partners, LLC's small-cap growth strategy. Thompson, Siegel & Walmsley LLC's small-cap value mandate and Heitman Real Estate Securities LLC's REIT mandate detracted from absolute performance while Dwight Asset Management Company's money market strategy contributed only marginally to the Fund's overall gains. At the individual stock level, personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance. On the other hand, agricultural commodity and product firm Archer-Daniels-Midland, interactive licensed betting and gaming provider Sportingbet and U.K.-based electricity provider, British Energy Group (no longer a Fund holding), were among the Fund's primary detractors.


                                             Asset Allocation Balanced Portfolio

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Top Ten Holdings
as of July 31, 2007


U.S. Treasury Note,
3.875%, 07/15/10                     1.8%
------------------------------------------
U.S. Treasury Note,
4.500%, 05/15/17                     1.4%
------------------------------------------
Federal Home Loan
Mortgage Corporation,
6.000%, 08/01/37                     1.2%
------------------------------------------
U.S. Treasury Bond,
4.500%, 03/31/12                     1.1%
------------------------------------------
U.S. Treasury Note,
4.625%, 11/15/09                     1.0%
------------------------------------------
U.S. Treasury Note,
4.625%, 02/29/12                     0.9%
------------------------------------------
Federal National
Mortgage Association TBA,
6.500%, 08/15/37                     0.8%
------------------------------------------
U.S. Treasury Note,
4.750%, 05/15/14                     0.8%
------------------------------------------
U.S. Treasury Bond,
4.500%, 02/15/36                     0.8%
------------------------------------------
Federal Home Loan
Mortgage Corporation,
5.500%, 05/01/37                     0.7%
------------------------------------------
As a % of Total
Fund Investments                    10.5%
------------------------------------------


Q.   What is the investment outlook?

A. Ibbotson notes that overall the U.S. economy appears to be in good shape and expects it to continue to grow at a reasonable pace through 2007. Ibbotson also believes that the U.S. stock market seems fairly priced at present and that large-cap stocks appear more attractive than small-cap stocks in the near term, from both a valuation and momentum perspective. Ibbotson intends to maintain an overweight of U.S. large-cap stocks relative to U.S. small-cap stocks.

     Ibbotson notes that upward pressure on U.S. inflation and U.S. interest rates will likely be seen over the next two to three years, affecting intermediate- and long-maturity bond yields. While Ibbotson sees no clear direction in the near future for long-term yields, it expects the yield curve to become steeper in the long run. To that end, the strategic asset allocation consultant will continue an overweight of the short-term end of the yield curve and an underweight of the intermediate- and long-term ends of the curve.

Asset Allocation Balanced Portfolio

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2007
-------------------------------------------------------------------------------------------------
                                                                    1 Year           Annualized
                                                Inception Date      Return        Since Inception
-------------------------------------------------------------------------------------------------
Class A with front-end load                         9/30/04           7.62%             8.55%
Class A without load                                9/30/04          14.20%            10.84%
Class C with deferred sales load                    9/30/04          12.38%            10.09%
Class C without deferred sales load                 9/30/04          13.38%            10.09%
Class Z                                            12/09/05          14.55%            10.97%
Institutional Class                                 9/30/04          14.64%            11.16%
S&P 1500 Index                                      9/30/04          16.10%            12.27%
Lehman Brothers U.S. Aggregate Index                9/30/04           5.56%             3.37%
-------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.82% and 1.55%; 2.54% and 2.30%; 1.54% and 1.30%; 1.47% and 1.30%,
respectively. Expenses for Class Z shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                              9/30/04     7/31/05     7/31/06     7/31/07
 Asset Allocation Balanced Portfolio, Institutional Class     $10,000     $11,114     $11,771     $13,495
 Asset Allocation Balanced Portfolio, Class A                  $9,425     $10,447     $11,049     $12,618
 Asset Allocation Balanced Portfolio, Class C                 $10,000     $11,033     $11,584     $13,134
 S&P 1500 Index                                               $10,000     $11,359     $11,954     $13,879
 Lehman Brothers US Aggregate Bond Index                      $10,000     $10,256     $10,405     $10,984


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                            44.7%
Foreign Common Stock                    13.7%
Corporate Bonds                          9.0%
U.S. Treasury Obligations               10.2%
U.S. Government Agency Obligations      10.9%
Cash Equivalent                          7.4%
Mortgage Related                         2.7%
Foreign Bonds                            1.0%
Investment Companies                     0.0%
Warrants                                 0.4%
                                       100.0%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Common Stock - 46.0%
Advanced Materials/Products - 0.0%
Hexcel*                                        3,350   $         73
                                                       --------------
Total Advanced Materials/Products                                73
---------------------------------------------------------------------
Advertising Sales - 0.0%
Focus Media Holding ADR*                       1,600             66
                                                       --------------
Total Advertising Sales                                          66
---------------------------------------------------------------------
Advertising Services - 0.0%
inVentiv Health*                               1,500             53
                                                       --------------
Total Advertising Services                                       53
---------------------------------------------------------------------
Aerospace/Defense - 1.1%
Aerovironment*                                 1,970             39
Boeing                                         8,326            861
General Dynamics                               5,475            430
Rockwell Collins                               6,920            476
Teledyne Technologies*                         1,110             49
                                                       --------------
Total Aerospace/Defense                                       1,855
---------------------------------------------------------------------
Aerospace/Defense-Equipment - 0.3%
Alliant Techsystems*                           2,400            238
B/E Aerospace*                                 5,020            203
DRS Technologies                               1,111             58
Goodrich                                         695             44
                                                       --------------
Total Aerospace/Defense-Equipment                               543
---------------------------------------------------------------------
Agricultural Chemicals - 0.5%
Agrium                                         3,700            155
CF Industries Holdings                           750             43
Monsanto                                      10,255            661
                                                       --------------
Total Agricultural Chemicals                                    859
---------------------------------------------------------------------
Agricultural Operations - 0.2%
Archer-Daniels-Midland                         6,411            215
Tejon Ranch*                                   1,205             48
                                                       --------------
Total Agricultural Operations                                   263
---------------------------------------------------------------------
Airlines - 0.1%
AMR*                                           4,400            109
Delta Air Lines*                               1,190             21
UAL*                                           1,120             49
US Airways Group*                                840             26
                                                       --------------
Total Airlines                                                  205
---------------------------------------------------------------------
Apparel Manufacturers - 0.0%
Carter's*                                      1,800             38
Gymboree*                                        141              6
                                                       --------------
Total Apparel Manufacturers                                      44
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Appliances - 0.0%
Whirlpool                                        561   $         57
                                                       --------------
Total Appliances                                                 57
---------------------------------------------------------------------
Applications Software - 0.4%
Citrix Systems*                                1,510             54
Intuit*                                        1,665             48
Microsoft                                     15,820            459
Nuance Communications*                         1,480             24
Red Hat*                                       3,040             63
Visual Sciences*                               1,389             24
                                                       --------------
Total Applications Software                                     672
---------------------------------------------------------------------
Auction House/Art Dealer - 0.0%
Sotheby's                                        975             42
                                                       --------------
Total Auction House/Art Dealer                                   42
---------------------------------------------------------------------
Audio/Video Products - 0.0%
DTS*                                             700             15
                                                       --------------
Total Audio/Video Products                                       15
---------------------------------------------------------------------
Auto-Cars/Light Trucks - 0.2%
Ford Motor                                    21,853            186
General Motors                                 4,124            134
                                                       --------------
Total Auto-Cars/Light Trucks                                    320
---------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original - 0.0%
Amerigon*                                      1,174             19
                                                       --------------
Total Auto/Truck Parts & Equipment-Original                      19
---------------------------------------------------------------------
Batteries/Battery Systems - 0.0%
EnerSys*                                       1,100             20
                                                       --------------
Total Batteries/Battery Systems                                  20
---------------------------------------------------------------------
Beverages-Non-Alcoholic - 0.1%
Coca-Cola                                      3,070            160
Coca-Cola Bottling                               780             41
                                                       --------------
Total Beverages-Non-Alcoholic                                   201
---------------------------------------------------------------------
Brewery - 0.2%
Cia Cervecerias Unidas ADR                     2,000             74
Molson Coors Brewing, Cl B                     2,800            249
                                                       --------------
Total Brewery                                                   323
---------------------------------------------------------------------
Broadcast Services/Programming - 0.0%
Clear Channel Communications                     103              4
                                                       --------------
Total Broadcast Services/Programming                              4
---------------------------------------------------------------------
Building & Construction-Miscellaneous - 0.0%
Orascom Construction Industries GDR              530             75
                                                       --------------
Total Building & Construction-Miscellaneous                      75
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Building Products-Air & Heating - 0.0%
AAON                                           1,550   $         46
                                                       --------------
Total Building Products-Air & Heating                            46
---------------------------------------------------------------------
Building Products-Cement/Aggregate - 0.1%
Martin Marietta Materials                        980            134
                                                       --------------
Total Building Products-Cement/Aggregate                        134
---------------------------------------------------------------------
Building Products-Light Fixtures - 0.1%
Genlyte Group*                                 1,800            125
                                                       --------------
Total Building Products-Light Fixtures                          125
---------------------------------------------------------------------
Building-Heavy Construction - 0.1%
Washington Group International*                1,500            120
                                                       --------------
Total Building-Heavy Construction                               120
---------------------------------------------------------------------
Building-Mobile Home/Manufactured Housing - 0.0%
Williams Scotsman International*                 380             10
                                                       --------------
Total Building-Mobile Home/Manufactured Housing                  10
---------------------------------------------------------------------
Cable TV - 0.2%
Comcast, Cl A*                                 8,170            214
DIRECTV Group*                                 4,222             94
                                                       --------------
Total Cable TV                                                  308
---------------------------------------------------------------------
Casino Hotels - 0.3%
Harrah's Entertainment                            27              2
MGM Mirage*                                    6,725            492
                                                       --------------
Total Casino Hotels                                             494
---------------------------------------------------------------------
Casino Services - 0.1%
International Game Technology                  2,550             90
                                                       --------------
Total Casino Services                                            90
---------------------------------------------------------------------
Cellular Telecommunications - 1.1%
Alltel                                            87              6
America Movil, Ser L ADR                       1,500             90
MetroPCS Communications*                      13,915            509
NII Holdings*                                 13,865          1,165
Tim Participacoes ADR                          2,100             73
Turkcell Iletisim ADR                          3,614             64
                                                       --------------
Total Cellular Telecommunications                             1,907
---------------------------------------------------------------------
Chemicals-Diversified - 0.3%
Celanese, Ser A                                3,500            131
E.I. du Pont de Nemours                        6,900            323
Lyondell Chemical                              1,070             48
Olin                                             905             19
                                                       --------------
Total Chemicals-Diversified                                     521
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Chemicals-Specialty - 0.2%
Hercules*                                      3,866   $         80
Lubrizol                                       3,400            213
Terra Industries*                              3,600             89
                                                       --------------
Total Chemicals-Specialty                                       382
---------------------------------------------------------------------
Coal - 0.2%
Alpha Natural Resources*                       1,540             28
Arch Coal                                      1,270             38
Consol Energy                                  3,000            125
Massey Energy                                  1,700             36
Peabody Energy                                 2,930            124
                                                       --------------
Total Coal                                                      351
---------------------------------------------------------------------
Commercial Banks Non-US - 0.1%
Banco Itau Holding Financeira ADR              3,100            142
Kazkommertsbank GDR*                           1,600             29
                                                       --------------
Total Commercial Banks Non-US                                   171
---------------------------------------------------------------------
Commercial Banks-Central US - 0.2%
Bank Mutual                                    3,850             40
First Busey                                    1,450             28
First Midwest Bancorp                            700             23
Heartland Financial USA                        1,050             18
Irwin Financial                                4,140             49
MB Financial                                   2,050             65
Oak Hill Financial                               350             10
Old Second Bancorp                             1,250             35
                                                       --------------
Total Commercial Banks-Central US                               268
---------------------------------------------------------------------
Commercial Banks-Eastern US - 0.0%
Independent Bank                               1,100             30
                                                       --------------
Total Commercial Banks-Eastern US                                30
---------------------------------------------------------------------
Commercial Banks-Southern US - 0.1%
Colonial BancGroup                             9,800            214
                                                       --------------
Total Commercial Banks-Southern US                              214
---------------------------------------------------------------------
Commercial Banks-Western US - 0.1%
AmericanWest Bancorp                           1,450             22
Centennial Bank Holdings*                      6,750             44
Community Bancorp*                               178              4
Glacier Bancorp                                1,400             27
ITLA Capital                                     900             38
Silver State Bancorp*                          1,600             30
Sterling Financial                             1,250             29
SVB Financial Group*                             610             32
                                                       --------------
Total Commercial Banks-Western US                               226
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Commercial Services - 0.2%
Alliance Data Systems*                           605   $         46
Arbitron                                         920             46
ChoicePoint*                                   1,330             52
eTelecare Global Solutions ADR*                4,200             64
ExlService Holdings*                           1,586             27
PHH*                                           1,720             50
Steiner Leisure*                               1,100             46
                                                       --------------
Total Commercial Services                                       331
---------------------------------------------------------------------
Commercial Services-Finance - 0.0%
Wright Express*                                1,975             67
                                                       --------------
Total Commercial Services-Finance                                67
---------------------------------------------------------------------
Communications Software - 0.1%
Avid Technology*                               2,660             85
DivX*                                          1,810             25
                                                       --------------
Total Communications Software                                   110
---------------------------------------------------------------------
Computer Aided Design - 0.0%
Parametric Technology*                         2,400             42
                                                       --------------
Total Computer Aided Design                                      42
---------------------------------------------------------------------
Computer Services - 0.1%
Cognizant Tech Solutions, Cl A*                1,460            118
Electronic Data Systems                        1,100             30
Perot Systems, Cl A*                           1,960             30
Syntel                                           685             24
                                                       --------------
Total Computer Services                                         202
---------------------------------------------------------------------
Computer Software - 0.0%
Double-Take Software*                          2,290             35
Omniture*                                      1,600             36
                                                       --------------
Total Computer Software                                          71
---------------------------------------------------------------------
Computers - 1.6%
Apple*                                         7,710          1,016
Dell*                                          2,860             80
Hewlett-Packard                               16,125            742
International Business Machines                3,571            395
Research In Motion*                            2,225            476
Sun Microsystems*                              3,115             16
                                                       --------------
Total Computers                                               2,725
---------------------------------------------------------------------
Computers-Integrated Systems - 0.0%
NCI, Cl A*                                     2,470             39
Radisys*                                       1,900             22
Riverbed Technology*                             365             16
                                                       --------------
Total Computers-Integrated Systems                               77
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Computers-Memory Devices - 0.3%
EMC*                                          27,075   $        501
Xyratex*                                       1,700             38
                                                       --------------
Total Computers-Memory Devices                                  539
---------------------------------------------------------------------
Computers-Peripheral Equipment - 0.0%
Electronics for Imaging*                       2,210             58
                                                       --------------
Total Computers-Peripheral Equipment                             58
---------------------------------------------------------------------
Consulting Services - 0.1%
Advisory Board*                                  770             40
FTI Consulting*                                2,585            106
Huron Consulting Group*                          435             30
LECG*                                          2,320             32
MAXIMUS                                        1,230             51
                                                       --------------
Total Consulting Services                                       259
---------------------------------------------------------------------
Consumer Products-Miscellaneous - 0.0%
Kimberly-Clark                                   626             42
                                                       --------------
Total Consumer Products-Miscellaneous                            42
---------------------------------------------------------------------
Containers-Metal/Glass - 0.2%
Owens-Illinois*                                7,100            284
                                                       --------------
Total Containers-Metal/Glass                                    284
---------------------------------------------------------------------
Containers-Paper/Plastic - 0.1%
Pactiv*                                          125              4
Sealed Air                                     6,500            177
                                                       --------------
Total Containers-Paper/Plastic                                  181
---------------------------------------------------------------------
Cruise Lines - 0.1%
Carnival                                       5,635            250
                                                       --------------
Total Cruise Lines                                              250
---------------------------------------------------------------------
Data Processing/Management - 0.1%
Acxiom                                         1,670             42
Automatic Data Processing                      2,650            123
Commvault Systems*                             2,065             35
Fair Isaac                                       250             10
First Data                                       234              7
                                                       --------------
Total Data Processing/Management                                217
---------------------------------------------------------------------
Dental Supplies & Equipment - 0.0%
Patterson*                                       740             27
Sirona Dental Systems*                         1,200             42
                                                       --------------
Total Dental Supplies & Equipment                                69
---------------------------------------------------------------------
Diagnostic Equipment - 0.1%
Gen-Probe*                                     1,480             93
                                                       --------------
Total Diagnostic Equipment                                       93
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Diagnostic Kits - 0.0%
Inverness Medical Innovations*                 1,450   $         70
                                                       --------------
Total Diagnostic Kits                                            70
---------------------------------------------------------------------
Dialysis Centers - 0.0%
DaVita*                                          325             17
Dialysis Corp of America*                      3,880             39
                                                       --------------
Total Dialysis Centers                                           56
---------------------------------------------------------------------
Direct Marketing - 0.0%
Valuevision Media, Cl A*                       3,310             30
                                                       --------------
Total Direct Marketing                                           30
---------------------------------------------------------------------
Distribution/Wholesale - 0.1%
Bell Microproducts*                              940              6
Fastenal                                       2,690            121
Owens & Minor                                  1,350             52
                                                       --------------
Total Distribution/Wholesale                                    179
---------------------------------------------------------------------
Diversified Manufacturing Operations - 1.1%
3M                                             3,590            319
Dover                                          4,555            232
General Electric                              13,300            516
Honeywell International                        4,939            284
Illinois Tool Works                            6,016            331
Tyco International                             5,308            251
                                                       --------------
Total Diversified Manufacturing Operations                    1,933
---------------------------------------------------------------------
Diversified Minerals - 0.1%
Cia Vale do Rio Doce ADR                       2,740            134
Oglebay Norton*                                2,500             75
                                                       --------------
Total Diversified Minerals                                      209
---------------------------------------------------------------------
Diversified Operations - 0.0%
Resource America, Cl A                         1,150             17
Walter Industries                              1,150             29
                                                       --------------
Total Diversified Operations                                     46
---------------------------------------------------------------------
Drug Delivery Systems - 0.1%
Hospira*                                       2,800            108
                                                       --------------
Total Drug Delivery Systems                                     108
---------------------------------------------------------------------
E-Commerce/Products - 0.1%
Blue Nile*                                       390             30
Submarino GDR 144A                               900             71
                                                       --------------
Total E-Commerce/Products                                       101
---------------------------------------------------------------------
E-Commerce/Services - 0.1%
Expedia*                                       1,423             38
Liberty Media - Interactive, Cl A*             2,250             47
Priceline.com*                                   460             29
                                                       --------------
Total E-Commerce/Services                                       114
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
E-Services/Consulting - 0.1%
GSI Commerce*                                  2,635   $         59
Perficient*                                    2,877             57
                                                       --------------
Total E-Services/Consulting                                     116
---------------------------------------------------------------------
Educational Software - 0.0%
Blackboard*                                      875             39
SkillSoft ADR*                                 4,300             36
                                                       --------------
Total Educational Software                                       75
---------------------------------------------------------------------
Electric Products-Miscellaneous - 0.1%
Emerson Electric                               4,124            194
                                                       --------------
Total Electric Products-Miscellaneous                           194
---------------------------------------------------------------------
Electric-Integrated - 1.0%
Centerpoint Energy                            16,400            270
CMS Energy                                       211              3
Dominion Resources                             2,450            206
DTE Energy                                     5,800            269
Duke Energy                                    8,484            144
Edison International                           2,980            158
Entergy                                        3,218            322
Otter Tail                                     1,600             47
Pike Electric*                                 2,000             40
PPL                                            6,400            302
TXU                                              165             11
                                                       --------------
Total Electric-Integrated                                     1,772
---------------------------------------------------------------------
Electronic Components-Miscellaneous - 0.2%
AU Optronics ADR                               3,200             54
Celestica*                                     9,820             58
Flextronics International*                     2,095             23
Hon Hai Precision GDR 144A                     6,015            100
Tyco Electronics*                              3,002            108
                                                       --------------
Total Electronic Components-Miscellaneous                       343
---------------------------------------------------------------------
Electronic Components-Semiconductors - 1.4%
Broadcom, Cl A*                               16,205            532
DSP Group*                                     7,560            135
Ikanos Communications*                         5,590             40
International Rectifier*                         535             20
Intersil, Cl A                                 3,490            102
Microchip Technology                           1,930             70
Micron Technology*                             1,600             19
Microsemi*                                     2,250             53
Netlogic Microsystems*                         1,265             39
NVIDIA*                                       21,565            987
QLogic*                                        2,140             28
Samsung Electronics GDR 144A                     490            161
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Electronic Components-Semiconductors - continued
Semtech*                                       1,085   $         18
Silicon Laboratories*                            690             24
SiRF Technology Holdings*                      2,530             59
Texas Instruments                              2,677             94
Volterra Semiconductor*                        1,225             14
Zoran*                                         1,350             25
                                                       --------------
Total Electronic Components-Semiconductors                    2,420
---------------------------------------------------------------------
Electronic Design Automation - 0.1%
Comtech Group*                                 2,665             38
Magma Design Automation*                       1,750             26
Synplicity*                                    8,370             58
                                                       --------------
Total Electronic Design Automation                              122
---------------------------------------------------------------------
Electronic Forms - 0.3%
Adobe Systems*                                11,035            445
                                                       --------------
Total Electronic Forms                                          445
---------------------------------------------------------------------
Electronic Measuring Instruments - 0.2%
Agilent Technologies*                          6,100            233
Itron*                                           700             55
                                                       --------------
Total Electronic Measuring Instruments                          288
---------------------------------------------------------------------
Electronic Parts Distribution - 0.1%
Arrow Electronics*                             4,400            168
                                                       --------------
Total Electronic Parts Distribution                             168
---------------------------------------------------------------------
Electronic Security Devices - 0.0%
Taser International*                           1,520             23
                                                       --------------
Total Electronic Security Devices                                23
---------------------------------------------------------------------
Electronics-Military - 0.1%
EDO                                            1,530             51
L-3 Communications Holdings                    1,450            141
                                                       --------------
Total Electronics-Military                                      192
---------------------------------------------------------------------
Energy-Alternate Sources - 0.1%
Covanta Holding*                               7,500            170
Evergreen Solar*                               2,100             18
                                                       --------------
Total Energy-Alternate Sources                                  188
---------------------------------------------------------------------
Engineering/R&D Services - 0.4%
Fluor                                          2,294            265
McDermott International*                       4,500            373
Shaw Group*                                    1,350             72
                                                       --------------
Total Engineering/R&D Services                                  710
---------------------------------------------------------------------
Engines-Internal Combustion - 0.3%
Cummins                                        3,750            445
                                                       --------------
Total Engines-Internal Combustion                               445
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Enterprise Software/Services - 0.6%
BMC Software*                                  6,900   $        198
Concur Technologies*                           1,036             25
Informatica*                                   1,700             24
Lawson Software*                               5,300             51
Open Text*                                     2,000             38
Oracle*                                       18,750            358
PROS Holdings*                                 2,010             25
Sybase*                                        8,900            211
Taleo, Cl A*                                     809             17
Ultimate Software Group*                       1,285             35
                                                       --------------
Total Enterprise Software/Services                              982
---------------------------------------------------------------------
Entertainment Software - 0.1%
Activision*                                    7,570            129
Electronic Arts*                               1,370             67
THQ*                                           1,380             40
                                                       --------------
Total Entertainment Software                                    236
---------------------------------------------------------------------
Environmental Consulting & Engineering - 0.0%
Tetra Tech*                                    2,500             53
                                                       --------------
Total Environmental Consulting & Engineering                     53
---------------------------------------------------------------------
Fiduciary Banks - 0.3%
Bank of New York Mellon                        6,098            260
Northern Trust                                 4,100            256
                                                       --------------
Total Fiduciary Banks                                           516
---------------------------------------------------------------------
Filtration/Separation Products - 0.2%
Clarcor                                        2,250             78
Pall                                           4,500            187
                                                       --------------
Total Filtration/Separation Products                            265
---------------------------------------------------------------------
Finance-Consumer Loans - 0.2%
Encore Capital Group*                          3,020             31
First Marblehead                               1,220             40
Nelnet, Cl A                                   2,020             35
SLM                                            5,953            293
                                                       --------------
Total Finance-Consumer Loans                                    399
---------------------------------------------------------------------
Finance-Credit Card - 0.1%
American Express                               2,600            152
Discover Financial Services*                   1,962             45
                                                       --------------
Total Finance-Credit Card                                       197
---------------------------------------------------------------------
Finance-Investment Banker/Broker - 0.8%
Bear Stearns                                   1,100            133
Citigroup                                      6,738            314
Cowen*                                         2,070             30
Greenhill                                        505             29
JPMorgan Chase                                10,521            463
KBW*                                             100              3
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Finance-Investment Banker/Broker - continued
MF Global Limited*                               770   $         19
Morgan Stanley                                 5,005            320
optionsXpress Holdings                         2,040             51
                                                       --------------
Total Finance-Investment Banker/Broker                        1,362
---------------------------------------------------------------------
Finance-Other Services - 0.1%
Asset Acceptance Capital                       7,840            109
GFI Group*                                       410             31
NASDAQ Stock Market*                           3,450            106
                                                       --------------
Total Finance-Other Services                                    246
---------------------------------------------------------------------
Financial Guarantee Insurance - 0.1%
AMBAC Financial Group                            910             61
MGIC Investment                                1,839             71
                                                       --------------
Total Financial Guarantee Insurance                             132
---------------------------------------------------------------------
Food-Dairy Products - 0.1%
Dean Foods                                     3,900            112
Wimm-Bill-Dann Foods ADR                         900             85
                                                       --------------
Total Food-Dairy Products                                       197
---------------------------------------------------------------------
Food-Meat Products - 0.1%
Tyson Foods, Cl A                              8,796            187
                                                       --------------
Total Food-Meat Products                                        187
---------------------------------------------------------------------
Food-Miscellaneous/Diversified - 0.3%
Kraft Foods, Cl A                              4,628            151
Sara Lee                                      16,400            260
SunOpta*                                       2,100             24
                                                       --------------
Total Food-Miscellaneous/Diversified                            435
---------------------------------------------------------------------
Food-Retail - 0.1%
Great Atlantic & Pacific Tea                   1,700             49
X5 Retail Group GDR*                           2,150             67
                                                       --------------
Total Food-Retail                                               116
---------------------------------------------------------------------
Food-Wholesale/Distribution - 0.0%
United Natural Foods*                          2,040             56
                                                       --------------
Total Food-Wholesale/Distribution                                56
---------------------------------------------------------------------
Footwear & Related Apparel - 0.0%
Heelys*                                        1,180             26
Skechers U.S.A., Cl A*                           960             20
                                                       --------------
Total Footwear & Related Apparel                                 46
---------------------------------------------------------------------
Forestry - 0.1%
Plum Creek Timber                              4,900            190
                                                       --------------
Total Forestry                                                  190
---------------------------------------------------------------------
Gambling (Non-Hotel) - 0.0%
Pinnacle Entertainment*                        2,828             75
                                                       --------------
Total Gambling (Non-Hotel)                                       75
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Gas-Distribution - 0.0%
WGL Holdings                                     790   $         24
                                                       --------------
Total Gas-Distribution                                           24
---------------------------------------------------------------------
Golf - 0.0%
Callaway Golf                                    905             15
                                                       --------------
Total Golf                                                       15
---------------------------------------------------------------------
Hazardous Waste Disposal - 0.1%
Stericycle*                                    3,520            169
                                                       --------------
Total Hazardous Waste Disposal                                  169
---------------------------------------------------------------------
Health Care Cost Containment - 0.2%
Hooper Holmes*                                 2,330              6
Mckesson                                       4,781            276
                                                       --------------
Total Health Care Cost Containment                              282
---------------------------------------------------------------------
Hospital Beds/Equipment - 0.1%
Kinetic Concepts*                              3,600            221
                                                       --------------
Total Hospital Beds/Equipment                                   221
---------------------------------------------------------------------
Hotels & Motels - 0.1%
Hilton Hotels                                    380             17
Lodgian*                                       2,000             25
Marriott International, Cl A                   3,186            132
Wyndham Worldwide*                             1,175             40
                                                       --------------
Total Hotels & Motels                                           214
---------------------------------------------------------------------
Human Resources - 0.4%
Hewitt Associates, Cl A*                      10,815            324
Hudson Highland Group*                         1,830             30
Kenexa*                                          699             25
Manpower                                       2,300            182
Monster Worldwide*                             2,920            113
                                                       --------------
Total Human Resources                                           674
---------------------------------------------------------------------
Import/Export - 0.0%
Castle Brands*                                 1,710              8
                                                       --------------
Total Import/Export                                               8
---------------------------------------------------------------------
Independent Power Producer - 0.0%
Calpine*                                       3,940             11
Mirant*                                          290             11
Reliant Energy*                                  920             23
                                                       --------------
Total Independent Power Producer                                 45
---------------------------------------------------------------------
Industrial Audio & Video Products - 0.0%
SRS Labs*                                      2,254             26
                                                       --------------
Total Industrial Audio & Video Products                          26
---------------------------------------------------------------------
Industrial Automation/Robot - 0.1%
Cognex                                         1,500             32
Intermec*                                      2,500             64
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Industrial Automation/Robot - continued
Rockwell Automation                            2,000   $        140
                                                       --------------
Total Industrial Automation/Robot                               236
---------------------------------------------------------------------
Industrial Gases - 0.4%
Air Products & Chemicals                         225             20
Praxair                                        9,675            741
                                                       --------------
Total Industrial Gases                                          761
---------------------------------------------------------------------
Instruments-Controls - 0.0%
Watts Water Technologies, Cl A                 1,350             47
                                                       --------------
Total Instruments-Controls                                       47
---------------------------------------------------------------------
Instruments-Scientific - 0.2%
PerkinElmer                                    9,900            276
                                                       --------------
Total Instruments-Scientific                                    276
---------------------------------------------------------------------
Insurance Brokers - 0.1%
Marsh & McLennan                               5,490            151
                                                       --------------
Total Insurance Brokers                                         151
---------------------------------------------------------------------
Internet Application Software - 0.1%
Cryptologic                                      920             20
DealerTrack Holdings*                          2,301             83
Interwoven*                                    1,900             26
Vocus*                                           646             18
                                                       --------------
Total Internet Application Software                             147
---------------------------------------------------------------------
Internet Financial Services - 0.0%
Authorize.net Holdings*                        2,385             41
Online Resources*                              3,440             38
                                                       --------------
Total Internet Financial Services                                79
---------------------------------------------------------------------
Internet Infrastructure Software - 0.2%
Akamai Technologies*                           1,540             52
F5 Networks*                                   1,680            145
Opsware*                                       3,461             49
Radvision Limited*                               800             14
                                                       --------------
Total Internet Infrastructure Software                          260
---------------------------------------------------------------------
Internet Security - 0.1%
Checkfree*                                       945             35
Ipass*                                         1,390              7
Symantec*                                      6,740            129
                                                       --------------
Total Internet Security                                         171
---------------------------------------------------------------------
Investment Management/Advisory Services - 0.3%
Affiliated Managers Group*                       750             85
Franklin Resources                             2,075            264
Legg Mason                                     1,180            106
                                                       --------------
Total Investment Management/Advisory Services                   455
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Lasers-Systems/Components - 0.0%
Electro Scientific Industries*                 2,370   $         52
Newport*                                       2,400             31
                                                       --------------
Total Lasers-Systems/Components                                  83
---------------------------------------------------------------------
Life/Health Insurance - 0.2%
Cigna                                          5,300            274
                                                       --------------
Total Life/Health Insurance                                     274
---------------------------------------------------------------------
Linen Supply & Related Items - 0.0%
Cintas                                           950             35
                                                       --------------
Total Linen Supply & Related Items                               35
---------------------------------------------------------------------
Machine Tools & Related Products - 0.2%
Kennametal                                     4,100            314
                                                       --------------
Total Machine Tools & Related Products                          314
---------------------------------------------------------------------
Machinery-Construction & Mining - 0.4%
Bucyrus International, Cl A                      600             38
Caterpillar                                    5,625            443
Terex*                                         2,000            173
                                                       --------------
Total Machinery-Construction & Mining                           654
---------------------------------------------------------------------
Machinery-Electrical - 0.1%
Baldor Electric                                  800             37
Franklin Electric                              1,250             58
                                                       --------------
Total Machinery-Electrical                                       95
---------------------------------------------------------------------
Machinery-General Industry - 0.2%
Manitowoc                                      1,910            148
Wabtec                                         3,720            152
                                                       --------------
Total Machinery-General Industry                                300
---------------------------------------------------------------------
Machinery-Print Trade - 0.0%
Zebra Technologies, Cl A*                        260              9
                                                       --------------
Total Machinery-Print Trade                                       9
---------------------------------------------------------------------
Medical Imaging Systems - 0.0%
IRIS International*                            1,167             19
                                                       --------------
Total Medical Imaging Systems                                    19
---------------------------------------------------------------------
Medical Information Systems - 0.2%
Cerner*                                        7,350            389
IMS Health                                     1,495             42
                                                       --------------
Total Medical Information Systems                               431
---------------------------------------------------------------------
Medical Instruments - 0.3%
Abaxis*                                        1,139             21
Cambridge Heart*                               2,660             10
Conceptus*                                     3,081             50
Medtronic                                      3,410            173
Micrus Endovascular*                           1,122             26
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Medical Instruments - continued
Natus Medical*                                 4,400   $         67
St. Jude Medical*                                780             34
Symmetry Medical*                              4,100             61
                                                       --------------
Total Medical Instruments                                       442
---------------------------------------------------------------------
Medical Labs & Testing Services - 0.1%
Covance*                                       1,080             76
Laboratory Corp of America Holdings*           2,300            170
                                                       --------------
Total Medical Labs & Testing Services                           246
---------------------------------------------------------------------
Medical Products - 0.4%
Baxter International                           4,732            249
Covidien*                                      3,001            123
Henry Schein*                                  2,740            149
Orthofix International*                          820             35
PSS World Medical*                             3,150             54
Syneron Medical*                               1,040             25
Vital Signs                                      550             28
                                                       --------------
Total Medical Products                                          663
---------------------------------------------------------------------
Medical-Biomedical/Genetic - 0.5%
Cambrex                                        1,530             21
Celgene*                                       3,050            185
Genzyme*                                       6,490            409
Integra LifeSciences Holdings*                 1,050             52
Invitrogen*                                      525             38
Keryx Biopharmaceuticals*                      2,700             23
Lifecell*                                      1,630             50
Martek Biosciences*                            1,760             45
Orchid Cellmark*                               1,630              8
PDL BioPharma*                                 3,780             89
                                                       --------------
Total Medical-Biomedical/Genetic                                920
---------------------------------------------------------------------
Medical-Drugs - 1.4%
Angiotech Pharmaceuticals*                    17,945            124
Aspreva Pharmaceuticals*                       1,740             30
Axcan Pharma*                                  2,930             54
Bristol-Myers Squibb                           9,719            276
Cephalon*                                      4,450            334
Indevus Pharmaceuticals*                       3,370             24
Medicis Pharmaceutical, Cl A                     670             19
Pfizer                                        22,961            540
Santarus*                                      5,173             25
Schering-Plough                               20,250            578
Valeant Pharmaceuticals International          2,710             42
Wyeth                                          7,088            344
                                                       --------------
Total Medical-Drugs                                           2,390
---------------------------------------------------------------------
Medical-Generic Drugs - 0.0%
Perrigo                                        1,890             35
                                                       --------------
Total Medical-Generic Drugs                                      35
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Medical-HMO - 0.2%
Humana*                                          479   $         31
WellPoint*                                     4,746            356
                                                       --------------
Total Medical-HMO                                               387
---------------------------------------------------------------------
Medical-Hospitals - 0.1%
Universal Health Services, Cl B                3,600            189
                                                       --------------
Total Medical-Hospitals                                         189
---------------------------------------------------------------------
Medical-Nursing Homes - 0.0%
Assisted Living Concepts, Cl A*                3,700             33
Skilled Healthcare Group, Cl A*                1,480             21
                                                       --------------
Total Medical-Nursing Homes                                      54
---------------------------------------------------------------------
Medical-Outpatient/Home Medical - 0.1%
Lincare Holdings*                              1,820             65
Radiation Therapy Services*                    2,713             77
                                                       --------------
Total Medical-Outpatient/Home Medical                           142
---------------------------------------------------------------------
Medical-Wholesale Drug Distributors - 0.3%
AmerisourceBergen                              3,800            179
Cardinal Health                                4,370            287
                                                       --------------
Total Medical-Wholesale Drug Distributors                       466
---------------------------------------------------------------------
Metal Processors & Fabricators - 0.5%
CIRCOR International                           1,200             48
Commercial Metals                              5,200            160
Haynes International*                          1,305            117
Ladish*                                        2,467            120
Precision Castparts                            1,840            252
Sterlite Industries ADR*                      15,565            253
                                                       --------------
Total Metal Processors & Fabricators                            950
---------------------------------------------------------------------
Metal Products-Distributors - 0.0%
AM Castle                                      2,200             73
                                                       --------------
Total Metal Products-Distributors                                73
---------------------------------------------------------------------
Metal-Aluminum - 0.0%
Alcoa                                          1,540             59
                                                       --------------
Total Metal-Aluminum                                             59
---------------------------------------------------------------------
Metal-Copper - 0.0%
Taseko Mines*                                  9,000             43
                                                       --------------
Total Metal-Copper                                               43
---------------------------------------------------------------------
Miscellaneous Manufacturing - 0.0%
Trimas*                                        4,200             49
                                                       --------------
Total Miscellaneous Manufacturing                                49
---------------------------------------------------------------------
Motion Pictures & Services - 0.0%
Macrovision*                                     895             21
                                                       --------------
Total Motion Pictures & Services                                 21
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Multi-Line Insurance - 1.1%
Allstate                                       3,921   $        208
American International Group                   4,300            276
Cincinnati Financial                           5,600            220
Hartford Financial Services Group              5,567            511
Loews                                          6,184            293
XL Capital, Cl A                               4,246            331
                                                       --------------
Total Multi-Line Insurance                                    1,839
---------------------------------------------------------------------
Multimedia - 0.1%
Entravision Communications, Cl A*              1,670             16
Gemstar-TV Guide International*                5,550             32
Walt Disney                                    4,076            134
                                                       --------------
Total Multimedia                                                182
---------------------------------------------------------------------
Networking Products - 0.6%
Anixter International*                           650             54
Atheros Communications*                          860             24
Cisco Systems*                                28,495            824
Foundry Networks*                                700             12
Juniper Networks*                              4,290            129
Switch & Data Facilities*                      2,169             34
                                                       --------------
Total Networking Products                                     1,077
---------------------------------------------------------------------
Non-Ferrous Metals - 0.2%
Cameco                                         8,930            364
                                                       --------------
Total Non-Ferrous Metals                                        364
---------------------------------------------------------------------
Non-Hazardous Waste Disposal - 0.2%
Allied Waste Industries*                      16,320            210
Waste Management                               2,920            111
                                                       --------------
Total Non-Hazardous Waste Disposal                              321
---------------------------------------------------------------------
Office Automation & Equipment - 0.0%
Pitney Bowes                                   1,830             84
                                                       --------------
Total Office Automation & Equipment                              84
---------------------------------------------------------------------
Office Supplies & Forms - 0.1%
Avery Dennison                                 3,800            233
                                                       --------------
Total Office Supplies & Forms                                   233
---------------------------------------------------------------------
Oil & Gas Drilling - 0.2%
Atlas America                                  1,425             69
Diamond Offshore Drilling                      1,150            119
Patterson-UTI Energy                           5,560            127
Pride International*                           1,060             37
Rowan                                            620             26
                                                       --------------
Total Oil & Gas Drilling                                        378
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 1.2%
Arena Resources*                                 570             31
ATP Oil & Gas*                                   855             39
Cabot Oil & Gas                                1,400             48
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Oil Companies-Exploration & Production - continued
Denbury Resources*                             2,250   $         90
EnCana                                         2,925            178
Forest Oil*                                    1,250             51
Gazprom ADR                                    1,400             60
Goodrich Petroleum*                            1,200             36
Harvest Natural Resources*                     4,990             56
Murphy Oil                                     1,100             68
Newfield Exploration*                          4,100            197
NovaTek GDR                                    2,000            107
Occidental Petroleum                           6,772            384
Parallel Petroleum*                            1,370             28
PetroHawk Energy*                              3,200             48
Southwestern Energy*                          12,950            526
Stone Energy*                                  1,525             50
Ultra Petroleum*                               1,570             87
                                                       --------------
Total Oil Companies-Exploration & Production                  2,084
---------------------------------------------------------------------
Oil Companies-Integrated - 1.1%
BP ADR                                         1,536            107
Chevron                                        2,608            222
ConocoPhillips                                 4,989            403
Exxon Mobil                                    5,338            454
Hess                                           3,000            184
LUKOIL ADR                                       900             73
Marathon Oil                                   4,026            222
Petroleo Brasileiro ADR                        3,280            213
                                                       --------------
Total Oil Companies-Integrated                                1,878
---------------------------------------------------------------------
Oil Field Machinery & Equipment - 0.3%
Dresser-Rand Group*                            1,370             51
Grant Prideco*                                 2,100            118
National Oilwell Varco*                        2,225            267
T-3 Energy Services*                           1,030             36
                                                       --------------
Total Oil Field Machinery & Equipment                           472
---------------------------------------------------------------------
Oil Refining & Marketing - 0.1%
Tesoro                                         3,000            149
                                                       --------------
Total Oil Refining & Marketing                                  149
---------------------------------------------------------------------

Oil-Field Services - 0.8%
Hanover Compressor*                            1,965             47
Helix Energy Solutions Group*                  4,435            173
Hercules Offshore*                             1,450             44
Key Energy Services*                           3,220             49
North American Energy Partners*                2,300             40
Oceaneering International*                     1,000             56
Schlumberger                                   7,200            682
Superior Energy Services*                      1,650             66
Tetra Technologies*                            1,600             44
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Oil-Field Services - continued
W-H Energy Services*                           1,845   $        118
Willbros Group*                                1,100             35
                                                       --------------
Total Oil-Field Services                                      1,354
---------------------------------------------------------------------
Paper & Related Products - 0.2%
Abitibi-Consolidated*                         47,620            113
Bowater                                        1,840             36
Domtar*                                       16,725            159
MeadWestvaco                                   1,360             44
Neenah Paper                                     870             34
Smurfit-Stone Container*                       2,570             30
                                                       --------------
Total Paper & Related Products                                  416
---------------------------------------------------------------------
Pharmacy Services - 0.2%
Medco Health Solutions*                        2,951            240
Omnicare                                       1,360             45
                                                       --------------
Total Pharmacy Services                                         285
---------------------------------------------------------------------
Physical Practice Management - 0.1%
Pediatrix Medical Group*                       3,300            178
                                                       --------------
Total Physical Practice Management                              178
---------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers - 0.0%
Psychiatric Solutions*                         2,215             75
                                                       --------------
Total Physical Therapy/Rehabilitation Centers                    75
---------------------------------------------------------------------
Pipelines - 0.4%
El Paso                                       13,930            232
Oneok                                          2,600            132
Questar                                        2,600            134
Spectra Energy                                 6,592            168
                                                       --------------
Total Pipelines                                                 666
---------------------------------------------------------------------
Platinum - 0.0%
Stillwater Mining*                             2,060             19
                                                       --------------
Total Platinum                                                   19
---------------------------------------------------------------------
Power Conversion/Supply Equipment - 0.0%
Delta Electronics GDR                          2,397             47
                                                       --------------
Total Power Conversion/Supply Equipment                          47
---------------------------------------------------------------------
Printing-Commercial - 0.2%
RR Donnelley & Sons                            6,933            293
                                                       --------------
Total Printing-Commercial                                       293
---------------------------------------------------------------------
Private Corrections - 0.1%
Geo Group*                                     2,900             80
                                                       --------------
Total Private Corrections                                        80
---------------------------------------------------------------------
Property/Casualty Insurance - 0.5%
Arch Capital Group*                            3,800            265
Safeco                                         4,150            243
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Property/Casualty Insurance - continued
Travelers                                      2,350   $        119
WR Berkley                                     6,800            200
                                                       --------------
Total Property/Casualty Insurance                               827
---------------------------------------------------------------------
Publishing-Books - 0.0%
Courier                                        1,150             43
Scholastic*                                      200              7
                                                       --------------
Total Publishing-Books                                           50
---------------------------------------------------------------------
Publishing-Newspapers - 0.1%
Gannett                                        2,229            111
                                                       --------------
Total Publishing-Newspapers                                     111
---------------------------------------------------------------------
Publishing-Periodicals - 0.0%
Playboy Enterprises, Cl B*                     4,390             48
                                                       --------------
Total Publishing-Periodicals                                     48
---------------------------------------------------------------------
Quarrying - 0.0%
Vulcan Materials                                  51              5
                                                       --------------
Total Quarrying                                                   5
---------------------------------------------------------------------
Radio - 0.0%
Radio One, Cl D*                               6,115             37
XM Satellite Radio Holdings, Cl A*             2,150             25
                                                       --------------
Total Radio                                                      62
---------------------------------------------------------------------
Real Estate Management/Services - 0.2%
CB Richard Ellis Group, Cl A*                  8,257            288
                                                       --------------
Total Real Estate Management/Services                           288
---------------------------------------------------------------------
Real Estate Operation/Development - 0.0%
Brookfield Properties                          3,145             71
                                                       --------------
Total Real Estate Operation/Development                          71
---------------------------------------------------------------------
Recreational Centers - 0.0%
Town Sports*                                   1,900             32
                                                       --------------
Total Recreational Centers                                       32
---------------------------------------------------------------------
Reinsurance - 0.7%
Allied World Assurance Holdings                  695             33
Aspen Insurance Holdings                       4,600            113
Berkshire Hathaway, Cl B*                         53            191
Endurance Specialty Holdings                     890             33
Everest Re Group                                 335             33
Montpelier Re Holdings                         6,325            100
PartnerRe                                      3,950            281
Platinum Underwriters Holdings                 1,480             49
RenaissanceRe Holdings                         4,700            270
Validus Holdings*                              3,390             76
                                                       --------------
Total Reinsurance                                             1,179
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
REITs-Apartments - 0.3%
Archstone-Smith Trust                          2,087   $        120
AvalonBay Communities                          1,199            129
BRE Properties                                 1,018             51
Camden Property Trust                            968             53
Equity Residential                             2,386             95
GMH Communities Trust                          2,486             21
UDR                                            1,928             45
                                                       --------------
Total REITs-Apartments                                          514
---------------------------------------------------------------------
REITs-Diversified - 0.2%
Colonial Properties Trust                      1,513             53
Digital Realty Trust                           1,328             44
PS Business Parks                                353             18
Vornado Realty Trust                           1,786            191
                                                       --------------
Total REITs-Diversified                                         306
---------------------------------------------------------------------
REITs-Hotels - 0.2%
Ashford Hospitality Trust                      2,140             22
DiamondRock Hospitality                        2,101             35
Host Hotels & Resorts                          6,260            132
LaSalle Hotel Properties                       1,722             69
Strategic Hotels & Resorts                       640             14
                                                       --------------
Total REITs-Hotels                                              272
---------------------------------------------------------------------
REITs-Manufactured Homes - 0.0%
Equity Lifestyle Properties                      628             28
                                                       --------------
Total REITs-Manufactured Homes                                   28
---------------------------------------------------------------------
REITs-Mortgage - 0.0%
Annaly Capital Management                      2,070             30
CapitalSource                                  1,140             21
MFA Mortgage Investments                       3,380             24
                                                       --------------
Total REITs-Mortgage                                             75
---------------------------------------------------------------------
REITs-Office Property - 0.3%
Alexandria Real Estate Equities                  160             14
American Financial Realty Trust                3,480             30
BioMed Realty Trust                            2,008             44
Boston Properties                              2,687            254
Corporate Office Properties                    1,809             68
Kilroy Realty                                    398             26
SL Green Realty                                  792             96
                                                       --------------
Total REITs-Office Property                                     532
---------------------------------------------------------------------
REITs-Regional Malls - 0.3%
General Growth Properties                      2,310            111
Simon Property Group                           3,024            262
Taubman Centers                                1,591             76
                                                       --------------
Total REITs-Regional Malls                                      449
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
REITs-Shopping Centers - 0.2%
Acadia Realty Trust                              799   $         19
Developers Diversified Realty                    332             16
Federal Realty Investment Trust                  815             61
Kimco Realty                                   2,358             88
Kite Realty Group Trust                        1,523             24
Regency Centers                                1,340             87
Tanger Factory Outlet Centers                    743             25
                                                       --------------
Total REITs-Shopping Centers                                    320
---------------------------------------------------------------------
REITs-Storage - 0.1%
Public Storage                                 1,769            124
                                                       --------------
Total REITs-Storage                                             124
---------------------------------------------------------------------
REITs-Warehouse/Industrial - 0.1%
AMB Property                                   1,572             84
Prologis                                       2,359            134
                                                       --------------
Total REITs-Warehouse/Industrial                                218
---------------------------------------------------------------------
Rental Auto/Equipment - 0.1%
Avis Budget Group*                               420             11
H&E Equipment Services*                        3,380             92
RSC Holdings*                                  2,380             50
                                                       --------------
Total Rental Auto/Equipment                                     153
---------------------------------------------------------------------
Retail-Apparel/Shoe - 0.4%
Abercrombie & Fitch, Cl A                      3,775            264
Aeropostale*                                   2,820            107
AnnTaylor Stores*                              1,300             41
Childrens Place Retail Stores*                 1,000             34
Footstar                                       3,550             16
Kenneth Cole Productions, Cl A                 1,790             38
Men's Wearhouse                                4,100            203
Syms                                           2,430             36
                                                       --------------
Total Retail-Apparel/Shoe                                       739
---------------------------------------------------------------------
Retail-Automobile - 0.0%
Group 1 Automotive                             1,320             50
                                                       --------------
Total Retail-Automobile                                          50
---------------------------------------------------------------------
Retail-Building Products - 0.1%
Home Depot                                     2,600             97
                                                       --------------
Total Retail-Building Products                                   97
---------------------------------------------------------------------
Retail-Computer Equipment - 0.2%
GameStop, Cl A*                                6,480            261
                                                       --------------
Total Retail-Computer Equipment                                 261
---------------------------------------------------------------------
Retail-Discount - 0.0%
Citi Trends*                                     858             28
Wal-Mart Stores                                  653             30
                                                       --------------
Total Retail-Discount                                            58
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Retail-Drug Store - 0.6%
CVS Caremark                                  17,015   $        599
Rite Aid*                                     32,900            181
Walgreen                                       4,930            218
                                                       --------------
Total Retail-Drug Store                                         998
---------------------------------------------------------------------
Retail-Jewelry - 0.0%
Movado Group                                   1,400             40
                                                       --------------
Total Retail-Jewelry                                             40
---------------------------------------------------------------------
Retail-Major Department Store - 0.2%
JC Penney                                      4,870            331
                                                       --------------
Total Retail-Major Department Store                             331
---------------------------------------------------------------------
Retail-Office Supplies - 0.1%
Office Depot*                                  4,634            116
                                                       --------------
Total Retail-Office Supplies                                    116
---------------------------------------------------------------------
Retail-Pet Food & Supplies - 0.1%
PetSmart                                       4,280            138
                                                       --------------
Total Retail-Pet Food & Supplies                                138
---------------------------------------------------------------------
Retail-Propane Distribution - 0.1%
Star Gas Partners LP*                         23,980             96
                                                       --------------
Total Retail-Propane Distribution                                96
---------------------------------------------------------------------
Retail-Regional Department Store - 0.1%
Dillard's, Cl A                                6,000            179
                                                       --------------
Total Retail-Regional Department Store                          179
---------------------------------------------------------------------
Retail-Restaurants - 0.2%
BJ's Restaurants*                                750             15
Cheesecake Factory*                            1,240             31
Starbucks*                                    10,050            268
                                                       --------------
Total Retail-Restaurants                                        314
---------------------------------------------------------------------
Retail-Sporting Goods - 0.1%
Dick's Sporting Goods*                         1,280             72
Zumiez*                                          748             28
                                                       --------------
Total Retail-Sporting Goods                                     100
---------------------------------------------------------------------
Retail-Video Rental - 0.0%
Blockbuster, Cl A*                             2,735             12
                                                       --------------
Total Retail-Video Rental                                        12
---------------------------------------------------------------------
Retirement/Aged Care - 0.0%
Emeritus*                                        900             22
                                                       --------------
Total Retirement/Aged Care                                       22
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
S&L/Thrifts-Central US - 0.0%
Citizens First Bancorp                         1,000   $         19
Franklin Bank*                                 1,600             17
                                                       --------------
Total S&L/Thrifts-Central US                                     36
---------------------------------------------------------------------
S&L/Thrifts-Eastern US - 0.2%
Brookline Bancorp                              5,400             56
Clifton Savings Bancorp                        3,300             33
Dime Community Bancshares                      3,250             36
Flushing Financial                             2,650             40
Investors Bancorp*                             3,350             40
KNBT Bancorp                                   2,200             29
NewAlliance Bancshares                         2,900             39
Provident New York Bancorp                     4,100             56
                                                       --------------
Total S&L/Thrifts-Eastern US                                    329
---------------------------------------------------------------------
S&L/Thrifts-Southern US - 0.0%
BankUnited Financial, Cl A                     1,650             28
                                                       --------------
Total S&L/Thrifts-Southern US                                    28
---------------------------------------------------------------------
S&L/Thrifts-Western US - 0.2%
PFF Bancorp                                    1,600             27
Provident Financial Holdings                   1,550             30
Washington Federal                            12,040            271
Washington Mutual                              2,488             93
                                                       --------------
Total S&L/Thrifts-Western US                                    421
---------------------------------------------------------------------
Schools - 0.2%
Capella Education*                             1,040             46
ITT Educational Services*                      1,160            123
Learning Tree International*                   4,110             55
Strayer Education                                425             64
                                                       --------------
Total Schools                                                   288
---------------------------------------------------------------------
Semiconductor Components-Integrated Circuits - 0.5%
Cirrus Logic*                                  4,400             32
Cypress Semiconductor*                         2,960             74
Integrated Device Technology*                  2,750             45
Maxim Integrated Products                     17,285            548
Powertech Technology GDR                      10,000             94
                                                       --------------
Total Semiconductor Components-Integrated
   Circuits                                                     793
---------------------------------------------------------------------
Semiconductor Equipment - 0.1%
Brooks Automation*                             1,700             30
Cabot Microelectronics*                          480             21
Tessera Technologies*                          1,240             51
Ultratech*                                     2,500             31
                                                       --------------
Total Semiconductor Equipment                                   133
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Specified Purpose Acquisition - 0.0%
Marathon Acquisition*                          2,070   $         20
                                                       --------------
Total Specified Purpose Acquisition                              20
---------------------------------------------------------------------
Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                   1,220             17
TMK GDR 144A                                   1,700             68
                                                       --------------
Total Steel Pipe & Tube                                          85
---------------------------------------------------------------------
Steel-Producers - 0.2%
Nucor                                          1,700             85
Olympic Steel                                    550             15
United States Steel                            1,964            193
                                                       --------------
Total Steel-Producers                                           293
---------------------------------------------------------------------
Steel-Specialty - 0.3%
Allegheny Technologies                         4,880            512
                                                       --------------
Total Steel-Specialty                                           512
---------------------------------------------------------------------
Super-Regional Banks-US - 0.6%
Bank of America                                6,939            329
Capital One Financial                          6,849            485
Wells Fargo                                    5,978            202
                                                       --------------
Total Super-Regional Banks-US                                 1,016
---------------------------------------------------------------------
Telecommunications Equipment - 0.1%
CommScope*                                       463             25
Comtech Telecommunications*                    1,100             48
OpNext*                                        1,643             20
Plantronics                                    2,425             68
Tollgrade Communications*                      3,180             33
                                                       --------------
Total Telecommunications Equipment                              194
---------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics - 0.0%
JDS Uniphase*                                  1,995             29
                                                       --------------
Total Telecommunications Equipment-Fiber Optics                  29
---------------------------------------------------------------------
Telecommunications Services - 0.5%
Amdocs*                                        7,000            253
Cbeyond*                                         557             20
Embarq                                         3,600            222
MasTec*                                        3,640             50
Orbcomm*                                       3,053             47
RCN*                                           2,640             47
Time Warner Telecom, Cl A*                     8,840            173
                                                       --------------
Total Telecommunications Services                               812
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Telephone-Integrated - 0.7%
AT&T                                          16,418   $        643
General Communication Cl A*                    3,300             38
IDT, Cl B                                      3,490             35
Level 3 Communications*                        7,600             40
Verizon Communications                         9,646            411
                                                       --------------
Total Telephone-Integrated                                    1,167
---------------------------------------------------------------------
Television - 0.0%
Sinclair Broadcast Group, Cl A                 1,765             23
                                                       --------------
Total Television                                                 23
---------------------------------------------------------------------
Textile-Home Furnishings - 0.1%
Mohawk Industries*                             2,200            198
                                                       --------------
Total Textile-Home Furnishings                                  198
---------------------------------------------------------------------
Therapeutics - 0.4%
Gilead Sciences*                              14,120            526
ImClone Systems*                                 960             32
Medicines*                                     3,580             57
Theravance*                                    1,240             33
Warner Chilcott, Cl A*                         2,005             36
                                                       --------------
Total Therapeutics                                              684
---------------------------------------------------------------------
Tobacco - 0.6%
Altria Group                                   6,658            442
Imperial Tobacco Group ADR                     4,641            407
UST                                            3,784            203
                                                       --------------
Total Tobacco                                                 1,052
---------------------------------------------------------------------
Tools-Hand Held - 0.1%
Stanley Works                                  4,440            246
                                                       --------------
Total Tools-Hand Held                                           246
---------------------------------------------------------------------
Transactional Software - 0.0%
Innerworkings*                                 3,063             41
VeriFone Holdings*                               950             34
                                                       --------------
Total Transactional Software                                     75
---------------------------------------------------------------------
Transport-Air Freight - 0.0%
ABX Air*                                       3,020             22
                                                       --------------
Total Transport-Air Freight                                      22
---------------------------------------------------------------------
Transport-Equipment & Leasing - 0.1%
GATX                                             990             45
Genesis Lease ADR                              2,160             56
Greenbrier                                       400             13
                                                       --------------
Total Transport-Equipment & Leasing                             114
---------------------------------------------------------------------
Transport-Marine - 0.1%
Overseas Shipholding Group                     2,100            163
                                                       --------------
Total Transport-Marine                                          163
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Transport-Rail - 0.4%
Burlington Northern Santa Fe                   2,648   $        218
Canadian Pacific Railway                       3,100            229
CSX                                            4,000            190
Union Pacific                                     12              1
                                                       --------------
Total Transport-Rail                                            638
---------------------------------------------------------------------
Transport-Services - 0.1%
FedEx                                            498             55
Ryder System                                     157              9
UTi Worldwide                                  3,260             82
                                                       --------------
Total Transport-Services                                        146
---------------------------------------------------------------------
Transport-Truck - 0.0%
Forward Air                                    1,000             34
Heartland Express                              2,400             36
                                                       --------------
Total Transport-Truck                                            70
---------------------------------------------------------------------
Veterinary Diagnostics - 0.0%
VCA Antech*                                    1,930             76
                                                       --------------
Total Veterinary Diagnostics                                     76
---------------------------------------------------------------------
Vitamins & Nutrition Products - 0.1%
Herbalife                                      4,265            175
                                                       --------------
Total Vitamins & Nutrition Products                             175
---------------------------------------------------------------------
Water - 0.0%
Consolidated Water                             1,600             46
                                                       --------------
Total Water                                                      46
---------------------------------------------------------------------
Web Hosting/Design - 0.1%
Equinix*                                       2,110            183
                                                       --------------
Total Web Hosting/Design                                        183
---------------------------------------------------------------------
Web Portals/ISP - 0.5%
Gigamedia*                                     1,801             19
Google, Cl A*                                  1,639            836
Trizetto Group*                                2,600             42
                                                       --------------
Total Web Portals/ISP                                           897
---------------------------------------------------------------------
Wireless Equipment - 0.9%
American Tower, Cl A*                         20,440            852
Nokia ADR                                      8,113            232
Novatel Wireless*                              1,943             42
Qualcomm                                       8,260            344
RF Micro Devices*                              5,500             38
                                                       --------------
Total Wireless Equipment                                      1,508
---------------------------------------------------------------------
Wound, Burn & Skin Care - 0.0%
Obagi Medical Products*                          831             15
                                                       --------------
Total Wound, Burn & Skin Care                                    15
                                                       --------------
Total Common Stock (Cost $72,223)                            80,540
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Foreign Common Stock - 14.1%
Australia - 1.0%
BHP Billiton                                   5,919   $        188
Caltex Australia                               5,990            126
Leighton Holdings                              3,815            126
MacArthur Coal                                   900              5
Minara Resources                               3,448             18
Qantas Airways                                91,470            443
Sally Malay Mining*                            2,902              9
Santos                                        31,697            355
Tattersall's                                  52,097            216
Zinifex                                       14,995            248
                                                       --------------
Total Australia                                               1,734
---------------------------------------------------------------------
Austria - 0.1%
Voestalpine                                    1,697            141
                                                       --------------
Total Austria                                                   141
---------------------------------------------------------------------
Belgium - 0.3%
Belgacom                                         200              8
Delhaize Group                                 1,213            113
Fortis                                        10,455            412
                                                       --------------
Total Belgium                                                   533
---------------------------------------------------------------------
Bermuda - 0.0%
Catlin Group                                   1,606             15
                                                       --------------
Total Bermuda                                                    15
---------------------------------------------------------------------
Brazil - 0.2%
Banco do Brasil                                4,500             71
Gafisa                                         5,200             83
Kroton Educacional*                            2,650             60
Localiza Rent A Car                            5,100             52
Porto Seguro                                   1,700             65
                                                       --------------
Total Brazil                                                    331
---------------------------------------------------------------------
Canada - 0.1%
Canadian Imperial Bank of Commerce             1,300            113
Gerdau Ameristeel                                500              7
Methanex                                       2,100             52
Teck Cominco, Cl B                             1,200             53
TELUS                                            300             16
                                                       --------------
Total Canada                                                    241
---------------------------------------------------------------------
China - 0.1%
Industrial & Commercial Bank of
   China, Cl H                               130,000             79
                                                       --------------
Total China                                                      79
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Denmark - 0.1%
Norden                                         1,511   $        126
Sydbank                                          550             28
Topdanmark*                                      275             47
                                                       --------------
Total Denmark                                                   201
---------------------------------------------------------------------
Finland - 0.1%
Outokumpu                                      1,467             46
Rautaruukki                                      800             52
                                                       --------------
Total Finland                                                    98
---------------------------------------------------------------------
France - 0.9%
Air France-KLM                                 7,497            337
BNP Paribas                                    6,685            735
CNP Assurances                                   312             41
Lafarge                                           70             12
Societe Generale                               2,435            418
Vivendi                                        2,232             95
                                                       --------------
Total France                                                  1,638
---------------------------------------------------------------------
Germany - 1.6%
Allianz SE                                     1,043            222
Balda*                                           129              1
Commerzbank                                      230             10
Deutsche Bank                                  4,283            580
Deutsche Lufthansa                             2,286             64
E.ON                                           2,046            322
Epcos                                          1,056             21
Kloeckner                                      2,256            168
Koenig & Bauer                                 1,376             51
MAN                                            2,738            396
Norddeutsche Affinerie                         1,129             49
Salzgitter                                     2,066            420
ThyssenKrupp                                   7,831            433
Volkswagen                                       147             26
                                                       --------------
Total Germany                                                 2,763
---------------------------------------------------------------------
Hong Kong - 0.2%
ASM Pacific Technology                         1,948             18
China Everbright International               156,000             61
China Mobile                                   7,000             80
China Resources Enterprise                    24,000             95
CNOOC                                         50,000             59
Kingdee International Software Group          66,000             65
Orient Overseas International                  2,200             26
Regal Hotels International Holdings          308,000             25
Television Broadcasts                          6,000             41
Vtech Holdings                                 2,326             21
                                                       --------------
Total Hong Kong                                                 491
---------------------------------------------------------------------
Indonesia - 0.2%
Astra International                           32,000             64
Bank Niaga                                   576,000             57
Bank Rakyat Indonesia                        114,000             76
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Indonesia - continued
Ciputra Development*                         627,000   $         61
Ramayana Lestari Sentosa                     582,000             61
                                                       --------------
Total Indonesia                                                 319
---------------------------------------------------------------------
Italy - 0.7%
Enel                                          57,414            593
ENI                                           18,562            649
Fondiaria-Sai                                    978             47
                                                       --------------
Total Italy                                                   1,289
---------------------------------------------------------------------
Japan - 2.4%
ABILIT                                           900              4
Arcs                                           4,700             70
Bosch                                             34              -
Brother Industries                             7,000            101
Canon                                          4,100            217
Central Japan Railway                             25            259
Century Leasing System                           900             12
Cosmo Oil                                     26,000            148
Cosmos Initia                                  4,000             22
Daiichikosho                                   2,700             29
IBJ Leasing                                      300              6
JFE Shoji Holdings                             5,000             37
Kobayashi Pharmaceutical                         700             24
Kohnan Shoji                                     900             12
Kyoei Steel                                      800             22
Leopalace21                                    3,400            108
Marubeni                                      82,000            786
Matsushita Electric Works                      7,000             88
Mori Seiki                                     1,200             39
Nippon Mining Holdings                        11,500            116
Nippon Oil                                    20,000            178
Nippon Steel Trading                           4,000             13
Nissan Shatai                                  3,000             19
Nisshin Oillio Group                           1,000              5
NTT Data                                          34            142
Pacific Management                                 5              8
Pacific Metals                                 3,000             52
Seiko Holdings                                 5,000             45
Shinsho                                        3,000             11
Sumco                                          6,600            339
Sumitomo                                      26,300            509
Sumitomo Metal Mining                         26,000            631
Tokyo Electron                                    18              1
Tokyo Tekko                                    3,000             16
Toyota Boshoku                                 2,200             57
UMC Japan*                                        91             13
Yamato Kogyo                                   2,300            109
Yamazen                                        2,000             14
                                                       --------------
Total Japan                                                   4,262
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Luxembourg - 0.1%
Millicom International Cellular*               1,240   $        100
                                                       --------------
Total Luxembourg                                                100
---------------------------------------------------------------------
Malaysia - 0.1%
Genting                                       23,200             53
SP Setia                                      28,000             69
WCT Engineering                               37,333             71
                                                       --------------
Total Malaysia                                                  193
---------------------------------------------------------------------
Mexico - 0.0%
GEO SA de CV, Ser B*                          12,900             71
                                                       --------------
Total Mexico                                                     71
---------------------------------------------------------------------
Netherlands - 1.1%
Heineken                                       5,599            355
Hunter Douglas                                   481             47
ING Groep                                     16,481            695
OCE                                            1,171             27
Royal Dutch Shell, Cl A                       21,936            852
Royal KPN                                      1,216             19
                                                       --------------
Total Netherlands                                             1,995
---------------------------------------------------------------------
New Zealand - 0.2%
Air New Zealand                              170,375            344
Fletcher Building                              8,377             80
                                                       --------------
Total New Zealand                                               424
---------------------------------------------------------------------
Norway - 0.1%
Norsk Hydro                                    5,800            223
                                                       --------------
Total Norway                                                    223
---------------------------------------------------------------------
Philippines - 0.1%
Ayala                                          9,120            106
Jollibee Foods                                16,000             17
Union Bank of Philippines                     61,900             82
Universal Robina                             108,000             38
                                                       --------------
Total Philippines                                               243
---------------------------------------------------------------------
Russia - 0.2%
Pharmstandard*                                 1,200             73
Sberbank                                      40,000            160
Unified Energy System*                        58,000             79
                                                       --------------
Total Russia                                                    312
---------------------------------------------------------------------
Singapore - 0.5%
Jardine Cycle & Carriage                       4,000             42
Neptune Orient Lines                          10,000             36
Rotary Engineering                           267,000            221
Singapore Airlines                            27,000            341
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Singapore - continued
Singapore Exchange                            20,000   $        126
Singapore Telecommunications                  46,550            106
United Test and Assembly Center*               8,000              6
                                                       --------------
Total Singapore                                                 878
---------------------------------------------------------------------
South Africa - 0.2%
Anglo Platinum                                   336             46
MTN Group                                      5,750             81
Standard Bank Group                            5,980             85
Truworths International                       18,000             91
                                                       --------------
Total South Africa                                              303
---------------------------------------------------------------------
South Korea - 0.2%
Daegu Bank                                     3,750             73
Hynix Semiconductor*                           1,500             61
Lotte Shopping                                   150             59
Osstem Implant*                                1,500             62
SSCP*                                          2,460             75
                                                       --------------
Total South Korea                                               330
---------------------------------------------------------------------
Spain - 0.2%
Banco Bilbao Vizcaya Argentaria               16,559            405
                                                       --------------
Total Spain                                                     405
---------------------------------------------------------------------
Sweden - 0.7%
Electrolux, Cl B                              14,600            365
JM                                             5,068            152
Volvo, Cl B                                   35,467            652
                                                       --------------
Total Sweden                                                  1,169
---------------------------------------------------------------------
Switzerland - 0.3%
Nestle                                            63             24
Zurich Financial Services                      1,417            413
                                                       --------------
Total Switzerland                                               437
---------------------------------------------------------------------
Thailand - 0.2%
CP Seven Eleven                              268,000             95
Home Product Center                          323,000             51
Kasikornbank                                  48,000            115
                                                       --------------
Total Thailand                                                  261
---------------------------------------------------------------------
Turkey - 0.1%
Asya Katilim Bankasi*                          8,200             56
Bim Birlesik Magazalar                           900             60
                                                       --------------
Total Turkey                                                    116
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
United Kingdom - 1.8%
3i Group                                       7,451   $        161
Antofagasta                                   46,424            676
Ashtead                                        6,039             17
AstraZeneca                                    7,783            402
Aviva                                            300              4
BHP Billiton                                   4,211            124
BT Group                                     118,559            751
CSR*                                           3,219             47
Fiberweb                                       1,988              5
Hays                                          12,193             40
HBOS                                          11,240            219
HSBC Holdings                                    202              4
Kazakhmys                                      3,354             85
Lavendon Group                                 2,044             27
Marks & Spencer Group                          2,223             28
Michael Page International                     5,146             56
Next                                             359             14
Royal Bank of Scotland Group                  15,696            187
Royal Dutch Shell, Cl B                        4,999            198
SABMiller                                      3,000             77
Sage Group                                       687              3
Sportingbet*                                  11,664             12
Tate & Lyle                                    1,914             22
Tesco                                          1,784             16
                                                       --------------
Total United Kingdom                                          3,175
                                                       --------------
Total Foreign Common Stock (Cost $20,784)                    24,770
---------------------------------------------------------------------
Investment Company - 0.1%
Index Fund-Mid Cap - 0.1%
iShares Russell Midcap Value Index Fund          500             74
                                                       --------------
Total Index Fund-Mid Cap                                         74
Index Fund-Small Cap - 0.0%
iShares S&P SmallCap 600
   Value Index Fund                              200             15
                                                       --------------
Total Index Fund-Small Cap                                       15
Total Investment Company (Cost $81)                              89
---------------------------------------------------------------------
Warrants - 0.4%
Asian Paints 144A, expires 06/15/09*           4,400             99
Bharat Heavy Electricals 144A, expires
   05/12/08*                                   2,350            101
Grasim Industries 144A, expires
   05/22/09*                                     900             66
Infosys Technologies 144A,expires
   08/21/09*                                   2,600            128
IVRCL Infrastructures & Projects 144A,
   expires 11/17/08*                          11,800            114
---------------------------------------------------------------------



---------------------------------------------------------------------
                                      Shares/Face
Description                           Amount (000)      Value (000)
---------------------------------------------------------------------
Warrants - continued
Nicholas Piramal India 144A,
   expires 10/26/09*                          12,800   $         86
Taiwan Semiconductor 144A,
   expires 02/01/12*                             130              -
TXC 144A, expires 01/27/12*                   36,000             82
Tianjin Port 144A,
   expires 08/04/07*                          73,000             59
                                                       --------------
Total Warrants (Cost $597)                                      735
---------------------------------------------------------------------
U.S. Government Agency Obligations - 11.1%
Federal Home Loan Mortgage
   Corporation
   6.500%, 04/01/35                   $           11             11
   6.500%, 08/01/37                              165            167
   6.000%, 08/01/29                               28             28
   6.000%, 02/01/37                              499            494
   6.000%, 07/01/37                              445            441
   6.000%, 08/01/37                            2,265          2,247
   5.894%, 12/01/36 (A)                          500            500
   5.875%, 03/21/11                               80             82
   5.875%, 01/01/37 (A)                          630            633
   5.783%, 03/01/37 (A)                          177            178
   5.500%, 09/01/17                               64             64
   5.500%, 09/01/19                               62             62
   5.500%, 08/01/20                              371            368
   5.500%, 02/01/21                              212            209
   5.500%, 02/01/21                               12             12
   5.500%, 05/01/21                               50             50
   5.500%, 09/01/21                              193            190
   5.500%, 04/01/22                              477            472
   5.500%, 11/01/36                              691            668
   5.500%, 11/01/36                              113            109
   5.500%, 12/01/36                              911            880
   5.500%, 05/01/37                            1,255          1,213
   5.400%, 03/17/21                              330            325
   5.267%, 04/01/37 (A)                          473            466
   5.250%, 11/03/09                              675            674
   5.250%, 02/24/11                              525            524
   5.000%, 10/16/09                              260            259
   5.000%, 07/01/21                              600            583
   5.000%, 05/01/22                              312            302
Federal Home Loan Mortgage
   Corporation - Gold
   5.500%, 06/01/22                              392            388
   5.500%, 12/01/36                              299            289
Federal Home Loan Mortgage
   Corporation - TBA
   6.500%, 08/15/37                            1,505          1,520
Federal National Mortgage Association
   6.000%, 12/15/31                              495            502
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Face
Description                            Amount(000)      Value (000)
---------------------------------------------------------------------
U.S. Government Agency  Obligations - continued
Federal National Mortgage
   Association - continued
   6.500%, 03/01/35                  $           216   $        219
   6.250%, 02/01/11                              400            416
   6.000%, 01/01/29                              144            144
   6.000%, 05/01/33                              123            123
   6.000%, 07/01/36                              209            208
   6.000%, 08/01/36                               39             39
   6.000%, 11/01/36                              167            166
   6.000%, 12/01/36                              226            224
   5.500%, 03/01/20                               72             71
   5.500%, 04/01/21                               41             40
   5.500%, 11/01/21                              176            174
   5.500%, 12/01/35                            1,231          1,192
   5.500%, 01/01/36                              273            264
   5.500%, 03/01/36                              360            349
   5.500%, 03/01/36                              294            284
   5.500%, 04/01/36                              162            156
   5.500%, 11/01/36                              206            199
   5.125%, 01/02/14                               95             94
   5.000%, 03/01/20                               37             36
   5.000%, 05/01/37                              272            255
                                                       --------------
Total U.S. Government Agency
Obligations (Cost $19,648)                                   19,563
---------------------------------------------------------------------
U.S. Treasury Obligations - 10.5%
U.S. Treasury Bonds
   7.500%, 11/15/16                              100            120
   5.375%, 02/15/31                              855            903
   4.500%, 02/15/36                            1,500          1,402
U.S. Treasury Notes
   4.875%, 08/15/09                               70             70
   4.875%, 07/31/11                              695            702
   4.750%, 05/31/12                              490            493
   4.750%, 05/15/14                            1,435          1,439
   4.625%, 11/15/09                            1,875          1,877
   4.625%, 02/29/12                            1,700          1,702
   4.625%, 02/15/17                            1,150          1,135
   4.500%, 11/30/11                              845            842
   4.500%, 03/31/12                            1,980          1,970
   4.500%, 05/15/17                            2,595          2,540
   3.875%, 07/15/10                            3,252          3,195
                                                       --------------
Total U.S. Treasury Obligations (Cost $18,380)               18,390
---------------------------------------------------------------------




---------------------------------------------------------------------
                                          Face
Description                            Amount(000)      Value (000)
---------------------------------------------------------------------
Corporate Bonds - 9.2%
Abbott Laboratories
   5.600%, 05/15/11                     $        260   $        262
Advanta Capital Trust, Ser B
   8.990%, 12/17/26                              119            113
Ahern Rentals
   9.250%, 08/15/13                              211            203
Alcoa
   5.900%, 02/01/27                               40             38
Allegheny Energy Supply 144A
   8.250%, 04/15/12                               50             52
American General Finance, Ser G MTN
   5.375%, 09/01/09                              120            120
Ameriprise Financial
   5.350%, 11/15/10                              100            100
Amgen
   4.000%, 11/18/09                               40             39
AOL Time Warner
   6.875%, 05/01/12                              130            136
Apache
   5.250%, 04/15/13                              260            256
Aramark 144A
   8.856%, 08/01/07 (A)                          105             98
AT&T Wireless
   8.750%, 03/01/31                               75             93
   7.875%, 03/01/11                               90             97
Bank of America
   5.375%, 08/15/11                              230            229
   5.375%, 06/15/14                               55             54
Bank One
   5.900%, 11/15/11                              130            133
   5.250%, 01/30/13                              145            143
Belden CDT 144A
   7.000%, 03/15/17                              105             99
Canadian National Railway
   5.800%, 06/01/16                              125            125
Canadian National Resources
   5.700%, 05/15/17                              185            179
Cascades
   7.250%, 02/15/13                              211            197
Caterpillar Financial Services
   5.050%, 12/01/10                              150            150
Chesapeake Energy
   6.500%, 08/15/17                              208            192
ChevronTexaco
   3.500%, 09/17/07                              220            220
Chubb
   4.934%, 11/16/07                               90             90
Cisco Systems
   5.500%, 02/22/16                               70             69
   5.250%, 02/22/11                              200            199
Citigroup
   5.100%, 09/29/11                              230            227
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Coleman Cable 144A
   9.875%, 10/01/12                  $           160   $        166
Columbus Southern Power, Ser C
   5.500%, 03/01/13                               80             79
Comcast
   5.900%, 03/15/16                              160            156
   5.875%, 02/15/18                               40             38
   5.300%, 01/15/14                               60             57
Conocophillips Canada
   5.625%, 10/15/16                              150            148
Costco Wholesale
   5.500%, 03/15/17                               80             78
CRH America
   6.000%, 09/30/16                               35             34
DaimlerChrysler
   4.750%, 01/15/08                              160            159
Deluxe, Ser B
   3.500%, 10/01/07                              197            193
Denbury Resources
   7.500%, 04/01/13                              153            149
Deutsche Telekom
   8.000%, 06/15/10                              240            256
Dominion Resources, Ser A
   5.600%, 11/15/16                               35             34
DR Horton
   7.875%, 08/15/11                               75             76
Echostar DBS
   7.125%, 02/01/16                              300            283
ERP Operating LP
   5.750%, 06/15/17                              260            252
   5.125%, 03/15/16                               75             70
FedEx
   5.500%, 08/15/09                               60             60
Ford Motor Credit
   7.375%, 10/28/09                              200            193
FPL Group Capital
   5.625%, 09/01/11                              305            307
FTI Consulting
   7.750%, 10/01/16                              200            196
General Electric Capital, Ser A MTN
   4.375%, 03/03/12                              100             96
General Electric Capital, Ser G MTN
   5.720%, 08/22/11                              130            130
General Motors Acceptance
   7.000%, 02/01/12                              210            196
Harrahs Operating
   6.500%, 06/01/16                              400            294
Hartford Financial Services Group
   5.375%, 03/15/17                               65             63
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                           Amount (000)      Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Hilton Hotels
   7.500%, 12/15/17                  $           300   $        316
Hospira
   6.050%, 03/30/17                               40             39
HSBC Finance
   6.375%, 10/15/11                              200            202
Ikon Office Solutions
   7.750%, 09/15/15                              240            235
International Lease Finance, Ser MTN
   5.750%, 06/15/11                               55             55
   5.650%, 06/01/14                              240            239
John Deere Capital
   5.400%, 10/17/11                               60             60
John Deere Capital, Ser D MTN
   4.400%, 07/15/09                              155            153
Kansas City Southern
   9.500%, 10/01/08                               89             91
Landry's Restaurants, Ser B
   7.500%, 12/15/14                              250            241
Masco
   6.125%, 10/03/16                               35             34
Mastec
   7.625%, 02/01/17                              100             98
Metlife
   5.375%, 12/15/12                               60             60
   5.000%, 06/15/15                              150            142
MGM Mirage
   6.625%, 07/15/15                               45             40
   5.875%, 02/27/14                               55             48
Midamerican Energy Holdings
   5.875%, 10/01/12                              240            243
Morgan Stanley
   4.000%, 01/15/10                              115            111
Neenah Paper
   7.375%, 11/15/14                              156            147
Neff 144A
   10.000%, 06/01/15                             100             92
Nextel Communications, Ser E
   6.875%, 10/31/13                              135            130
Norampac
   6.750%, 06/01/13                              211            193
Pepsico
   5.150%, 05/15/12                               80             80
PNC Funding
   4.200%, 03/10/08                               70             69
Prologis Trust
   7.100%, 04/15/08                               35             35
Prudential Financial, Ser B MTN
   5.100%, 09/20/14                               40             39
PSE&G Power
   7.750%, 04/15/11                              120            129
   6.950%, 06/01/12                              105            110
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
PSI Energy
   6.050%, 06/15/16                  $            60   $         60
Pulte
   8.125%, 03/01/11                               50             49
Pulte Homes
   7.875%, 08/01/11                               33             33
Quebecor World 144A
   9.750%, 01/15/15                              150            144
Qwest
   8.875%, 03/15/12                              100            105
   7.500%, 10/01/14                              100             98
R.H. Donelley, Ser A-3
   8.875%, 01/15/16                              106            103
Residential Capital 144A
   7.690%, 10/17/07 (A)                          170            164
Rogers Cable
   6.750%, 03/15/15                               30             31
Rogers Communications
   8.000%, 12/15/12                              160            169
Saint Acquisition 144A
   13.110%, 08/15/07 (A)                         113             80
   12.500%, 05/15/17                              12              9
SBC Communications
   5.625%, 06/15/16                               65             63
   5.100%, 09/15/14                              170            161
Schering-Plough
   6.750%, 12/01/33                               60             65
   5.550%, 12/01/13                              165            166
Shell International
   5.625%, 06/27/11                              120            122
Simon Property Group
   5.750%, 12/01/15                               55             54
Southern Power, Ser B
   6.250%, 07/15/12                               75             77
Stater Brothers Holdings
   8.125%, 06/15/12                               50             48
Stater Brothers Holdings, 144A
   7.750%, 04/15/15                              100             93
Telecom Italia Capital
   4.000%, 11/15/08                              240            235
Tesoro 144A
   6.500%, 06/01/17                              363            343
TFM Sa De Cv
   9.375%, 05/01/12                               50             53
Time Warner
   6.500%, 11/15/36                               40             38
Time Warner Cable 144A
   5.850%, 05/01/17                               75             72
Toys R Us
   7.875%, 04/15/13                               50             41
True Temper Sports
   8.375%, 09/15/11                              231            193
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                             mount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Turanalem Finance 144A
   8.250%, 01/22/37                  $           160   $        142
Union Pacific
   3.875%, 02/15/09                              295            289
Uno Restaurant 144A
   10.000%, 02/15/11                              50             41
Valassis Communication 144A
   8.250%, 03/01/15                              210            178
Virginia Electric Power
   6.000%, 05/15/37                               45             43
Wachovia MTN
   5.700%, 08/01/13                              190            191
Wal-mart Stores
   4.550%, 05/01/13                               75             72
Washington Mutual Financial
   6.875%, 05/15/11                               60             63
Weatherford International 144A
   6.350%, 06/15/17                              400            408
   5.950%, 06/15/12                               65             66
Weyerhaeuser
   5.950%, 11/01/08                               20             20
Willis North America
   6.200%, 03/28/17                               40             40
Wyeth
   5.500%, 02/01/14                               80             79
Xcel Energy 144A
   5.613%, 04/01/17                              262            258
Xerox Capital Trust I
   8.000%, 02/01/27                              174            176
                                                       --------------
Total Corporate Bonds (Cost $16,513)                         16,042
---------------------------------------------------------------------
Mortgage Related - 2.7%
Banc of America Mortgage CMO,
   Ser 2004-8, Cl 3A1
   5.250%, 10/25/19                              511            497
Banc of America Mortgage CMO,
   Ser 2005-D
   4.775%, 08/01/07 (A)                          315            312
Bear Stearns CMBS,
   Ser 2004-PWR5, Cl A4
   4.831%, 07/11/42                              225            215
Bear Stearns CMBS,
   Ser 2005-T20, Cl A2
   5.127%, 10/12/42 (A)                          220            218
Bear Stearns CMBS,
   Ser 2006-PW13, Cl A4
   5.540%, 09/11/41                              325            317
Bear Stearns CMBS,
   Ser 2006-T22, Cl A2
   5.632%, 04/12/38 (A)                          260            260
Chase Mortgage Finance CMO,
   Ser 2006-A1, Cl 2A2
   6.076%, 09/25/36 (A)                          400            404
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
                                       Face Amount
Description                           (000)/Shares      Value (000)
---------------------------------------------------------------------
Mortgage Related - continued
Chase Mortgage Finance CMO,
   Ser 2006-A1, Cl 4A1
   6.047%, 09/25/36 (A)              $           309   $        306
Chase Mortgage Finance CMO,
   Ser 2007-A1, Cl 12A2
   5.946%, 08/01/07 (A)                          675            682
Citigroup CMBS, Ser 2004-C2, Cl A3
   4.380%, 10/15/41                              320            307
Countrywide, Ser 2003-2, Cl M2
   6.970%, 08/26/07 (A)                          279            275
JP Morgan Chase CMBS,
   Ser 2004-CBX, Cl A4
   4.529%, 01/12/37                              235            227
JP Morgan Chase CMBS,
   Ser 2005-LDP1, Cl A2
   4.625%, 03/15/46                              205            201
Prime Mortgage Trust CMO,
   Ser 2005-2, Cl 1A3
   5.250%, 07/25/20                              315            307
Wells Fargo CMO, Ser 2006-11, Cl A8
   6.000%, 09/25/36                              283            281
                                                       --------------
Total Mortgage Related (Cost $4,844)                          4,809
---------------------------------------------------------------------
Foreign Bonds - 1.1%
Bundesrepublik, Ser 03 (EUR)
   4.750%, 07/04/34                              125            177
Bundesrepublik, Ser 02 (EUR)
   5.000%, 07/04/12                               90            126
Bundesrepublik, Ser 04 (EUR)
   3.750%, 01/04/15                               91            120
Bundesrepublik, Ser 05 (EUR)
   3.500%, 01/04/16                              110            142
Canada (CAD)
   5.750%, 06/01/33                              120            134
   5.250%, 06/01/13                              139            135
Citigroup, Ser INTL (JPY)
   2.400%, 10/31/25                            8,000             64
Development Bank of Japan, Ser INTL (JPY)
   1.750%, 03/17/17                           20,000            167
Netherlands Government (EUR)
   4.250%, 07/15/13                               95            129
Swedish Goverment, Ser 3105 (SEK)
   3.500%, 12/01/15                            1,400            261
United Kingdom Gilt (GBP)
   4.000%, 09/07/16                              220            409
                                                       --------------
Total Foreign Bonds (Cost $1,793)                             1,864
---------------------------------------------------------------------
Money Market Fund - 7.7%
Evergreen Select Money Market Fund,
   Institutional Class, 5.22% (C)         13,418,681         13,419
                                                       --------------
Total Money Market Fund (Cost $13,419)                       13,419
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                             Value (000)
----------------------------------------------------------------------
Total Investments - 102.9% (Cost $168,282)             $    180,221
----------------------------------------------------------------------
Other Assets and Liabilities, Net - (2.9%)                  (4,997)
----------------------------------------------------------------------
Total Net Assets - 100.0%                              $    175,224
----------------------------------------------------------------------

As of July 31, 2007, the Fund had the following forward foreign currency contracts outstanding:

                                                          Unrealized
  Settlement         Currency           Currency to     Appreciation/
     Date           to Deliver           Receive        (Depreciation)
  ----------  -------------------  -----------------   ---------------

  9/12/2007    EUR      (136,163)   AUD      218,108       $(1,196)
  9/12/2007    GBP      (142,469)   AUD      345,963         4,803
  9/12/2007    JPY   (13,722,590)   AUD      139,599         2,095
  9/12/2007    USD       (43,602)   CAD       46,580           121
  9/12/2007    EUR      (100,112)   DKK      746,170           218
  9/12/2007    USD      (131,613)   DKK      728,072         2,428
  9/12/2007    CAD      (152,692)   EUR      104,520          (133)
  9/12/2007    GBP      (315,994)   EUR      462,520        (7,776)
  9/12/2007    SEK    (3,103,354)   EUR      330,307        (9,089)
  9/12/2007    USD    (5,700,840)   EUR    4,225,345        87,950
  9/12/2007    USD      (751,221)   GBP      380,925        22,019
  9/12/2007    EUR    (1,009,343)   JPY  164,139,381        11,119
  9/12/2007    USD      (657,351)   JPY   78,954,442        13,161
  9/12/2007    EUR      (141,602)   NOK    1,150,790         3,690
  9/12/2007    USD       (70,153)   NOK      423,991         2,681
  9/12/2007    EUR      (267,507)   SEK    2,480,486         2,476
  9/12/2007    AUD      (137,157)   USD      112,195        (4,362)
  9/12/2007    EUR      (134,854)   USD      182,081        (2,670)
  9/12/2007    SEK      (582,027)   USD       84,474        (2,101)
                                                          --------
                                                          $125,434
                                                          --------


For descriptions of abbreviations and footnotes, please refer to page 131.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)
Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Performance Highlights

o For the one-year period ended July 31, 2007, the Fund's Class A shares gained 16.49% at net asset value, while the S&P 1500 Index returned 16.10% and the Lehman Brothers U.S. Aggregate Index returned 5.56%.

o During the one-year period, the Fund's absolute gains were impacted positively by Clay Finlay Inc.'s emerging markets mandate, Acadian Asset Management, Inc.'s international equity mandate and Copper Rock Capital Partners, LLC's small-cap growth strategy.

o Thompson, Siegel & Walmsley LLC's small-cap value mandate detracted from absolute performance while Heitman Real Estate Securities LLC's REIT mandate and Barrow, Hanley, Mewhinney & Strauss, Inc.'s intermediate-term bond strategy contributed less than other mandates to the Fund's overall gains.

o At the individual stock level, personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance.

o On the other hand, agricultural commodity and product firm Archer-Daniels-Midland, software systems provider Comverse Technology (no longer a Fund holding) and entertainment technology firm IMAX (no longer a Fund holding) were among the Fund's primary detractors.


Q.   How did the Fund perform relative to its benchmarks?

A. For the one-year period ended July 31, 2007, the Old Mutual Asset Allocation Moderate Growth Portfolio's (the "Fund") Class A shares gained 16.49% at net asset value, while the S&P 1500 Index returned 16.10% and the Lehman Brothers U.S. Aggregate Index returned 5.56%. Performance for all share classes can be found on page 47.

Q.   What investment environment did the Fund face during the past year?

A. Ibbotson Associates Advisors, LLC ("Ibbotson") analyzes 13 asset classes for inclusion in the Fund. During the period, returns for all of these asset classes exceeded Ibbotson's long-term expectations except real estate and small-cap value. Growth stocks led value stocks; mid-caps outperformed large- and small-cap stocks; a falling dollar helped international equities post strong gains; and, while the yield curve remained flat at compared to historical standards, bond returns were relatively typical. Volatility, as measured by standard deviation for all asset classes, was low compared to historical standards.

Q.   Which market factors influenced the Fund's relative performance?

A. The factors noted above combined to produce a healthy overall investment environment for the Fund. Strong performance in emerging markets and international equities impacted the Fund's performance positively during the period while real estate negatively impacted returns. The exceptionally high returns in equity real estate investment trusts ("REITs") over the previous few years and resulting high valuations have been widely publicized. Ibbotson's long-term target allocation to real estate in the Fund is 3%, but Ibbotson lowered this allocation to 2% in April 2005. While that reduction hurt the Fund's relative performance prior to February 2007 as REITs continued to perform exceptionally well, REITs have given back some of their gains and the decision is starting to pay off.

     Media attention has recently been focused on the conditions of the sub-prime mortgage market. This is partially attributable to some highly leveraged hedge funds (some of which belong to prominent Wall Street firms), which became almost insolvent. The deep pockets of the owners prevented a market-wide fire sale, but high-yield securities, which started the year with terrific returns, declined in June and July.

     While Ibbotson believes that value stocks are positioned to outperform growth stocks over the long term, the firm has maintained equal weightings between growth and value in the Fund since December 2005. The Fund was positioned relatively well for the outperformance of growth stocks relative to value stocks given Ibbotson's current position.

Q.   How did portfolio composition affect Fund performance?

A. Sixteen Fund mandates produced positive returns and one produced negative returns. During the one-year period, the Fund's absolute gains were impacted positively by Clay Finlay Inc.'s emerging markets mandate, Acadian Asset Management, Inc.'s international equity mandate and Copper Rock Capital Partners, LLC's small-cap growth strategy. Thompson, Siegel & Walmsley LLC's small-cap value mandate detracted from absolute performance while Heitman Real Estate Securities LLC's REIT mandate and Barrow, Hanley, Mewhinney & Strauss, Inc.'s intermediate-term bond strategy contributed less than other mandates to the Fund's overall gains. At the individual stock level, personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance. On the other hand, agricultural commodity and product firm Archer-Daniels-Midland, software systems provider Comverse


                                                                Asset Allocation
                                                       Moderate Growth Portfolio

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)
Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Top Ten Holdings
as of July 31, 2007

U.S. Treasury Note, 3.875%, 07/15/10 0.9%
---------------------------------------
NII Holdings                    0.8%
---------------------------------------
Royal Dutch Shell, Cl A         0.8%
---------------------------------------
U.S. Treasury Note,
4.500%, 05/15/17                0.8%
---------------------------------------
Apple                           0.7%
---------------------------------------
Nvidia                          0.7%
---------------------------------------
ENI                             0.6%
---------------------------------------
ING Groep                       0.6%
---------------------------------------
BNP Paribas                     0.6%
---------------------------------------
Cisco Systems                   0.6%
---------------------------------------
As a % of Total
Fund Investments                7.1%
---------------------------------------




     Technology (no longer a Fund holding) and entertainment technology firm IMAX (no longer a Fund holding) were among the Fund's primary detractors.

Q.   What is the investment outlook?

A. Ibbotson notes that overall the U.S. economy appears to be in good shape and expects it to continue to grow at a reasonable pace through 2007. Ibbotson also believes that the U.S. stock market seems fairly priced at present and that large-cap stocks appear more attractive than small-cap stocks in the near term, from both a valuation and momentum perspective. Ibbotson intends to maintain an overweight of U.S. large-cap stocks relative to U.S. small-cap stocks.

     Ibbotson notes that upward pressure on U.S. inflation and U.S. interest rates will likely be seen over the next two to three years, affecting intermediate- and long-maturity bond yields. While Ibbotson sees no clear direction in the near future for long-term yields, it expects the yield curve to become steeper in the long run. To that end, the strategic asset allocation consultant will continue an overweight of the short-term end of the yield curve and an underweight of the intermediate- and long-term ends of the curve.


Asset Allocation
Moderate Growth Portfolio

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2007
--------------------------------------------------------------------------------------------------------
                                                                         1 Year           Annualized
                                              Inception Date             Return        Since Inception
--------------------------------------------------------------------------------------------------------
Class A with front-end load                       9/30/04                  9.77%             10.77%
Class A without load                              9/30/04                 16.49%             13.11%
Class C with deferred sales load                  9/30/04                 14.63%             12.28%
Class C without deferred sales load               9/30/04                 15.63%             12.28%
Class Z                                          12/09/05                 16.91%             12.93%
Institutional Class                               9/30/04                 16.74%             13.41%
S&P 1500 Index                                    9/30/04                 16.10%             12.27%
Lehman Brothers U.S. Aggregate Index              9/30/04                  5.56%              3.37%
--------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative indexes can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.91% and 1.55%; 2.62% and 2.30%; 1.62% and 1.30%; 1.56% and 1.30%,
respectively. Expenses for Class Z shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                                     9/30/04     7/31/05     7/31/06     7/31/07
 Asset Allocation Moderate Growth Portfolio, Institutional Class     $10,000     $11,342     $12,233     $14,281
 Asset Allocation Moderate Growth Portfolio, Class A                  $9,425     $10,661     $11,470     $13,361
 Asset Allocation Moderate Growth Portfolio, Class C                 $10,000     $11,245     $12,009     $13,886
 S&P 1500 Index                                                      $10,000     $11,359     $11,954     $13,879
 Lehman Brothers US Aggregate Bond Index                             $10,000     $10,256     $10,405     $10,984


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments

--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                          59.1%
Foreign Common Stock                  19.7%
U.S. Treasury Obligations              5.6%
U.S. Government Agency Obligations     5.4%
Corporate Bonds                        3.1%
Cash Equivalent                        4.3%
Mortgage Related                       1.4%
Foreign Bonds                          0.7%
Warrants                               0.6%
Investment Companies                   0.1%
Foreign Preferred Stock                0.0%
                                     100.0%

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Common Stock - 59.8%
Advanced Materials/Products - 0.1%
Hexcel*                                        6,600   $        143
                                                       --------------
Total Advanced Materials/Products                               143
---------------------------------------------------------------------
Advertising Sales - 0.1%
Focus Media Holding ADR*                       2,900            120
                                                       --------------
Total Advertising Sales                                         120
---------------------------------------------------------------------
Advertising Services - 0.0%
inVentiv Health*                               2,950            105
                                                       --------------
Total Advertising Services                                      105
---------------------------------------------------------------------
Aerospace/Defense - 1.3%
Aerovironment*                                 4,260             84
Boeing                                        12,705          1,314
General Dynamics                               9,265            728
Rockwell Collins                              11,675            802
Teledyne Technologies*                         2,510            111
                                                       --------------
Total Aerospace/Defense                                       3,039
---------------------------------------------------------------------
Aerospace/Defense-Equipment - 0.4%
Alliant Techsystems*                           4,250            421
B/E Aerospace*                                 9,599            390
DRS Technologies                               2,221            116
Goodrich                                       1,195             75
                                                       --------------
Total Aerospace/Defense-Equipment                             1,002
---------------------------------------------------------------------
Agricultural Chemicals - 0.6%
Agrium                                         6,500            273
CF Industries Holdings                         1,500             86
Monsanto                                      17,305          1,115
                                                       --------------
Total Agricultural Chemicals                                  1,474
---------------------------------------------------------------------
Agricultural Operations - 0.2%
Archer-Daniels-Midland                         9,677            325
Tejon Ranch*                                   2,530            100
                                                       --------------
Total Agricultural Operations                                   425
---------------------------------------------------------------------
Airlines - 0.2%
AMR*                                           8,100            200
Delta Air Lines*                               2,140             38
Southwest Airlines                               394              6
UAL*                                           1,995             88
US Airways Group*                              1,475             46
                                                       --------------
Total Airlines                                                  378
---------------------------------------------------------------------
Apparel Manufacturers - 0.0%
Carter's*                                      3,500             74
Gymboree*                                        273             12
                                                       --------------
Total Apparel Manufacturers                                      86
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Appliances - 0.0%
Whirlpool                                        662   $          68
                                                       --------------
Total Appliances                                                  68
---------------------------------------------------------------------
Applications Software - 0.5%
Citrix Systems*                                2,650              96
Intuit*                                        2,960              85
Microsoft                                     25,430             737
Nuance Communications*                         2,670              44
Red Hat*                                       4,535              94
Visual Sciences*                               2,622              45
                                                       --------------
Total Applications Software                                    1,101
---------------------------------------------------------------------
Auction House/Art Dealer - 0.0%
Sotheby's                                      1,870              80
                                                       --------------
Total Auction House/Art Dealer                                    80
---------------------------------------------------------------------
Audio/Video Products - 0.0%
DTS*                                           1,325              28
                                                       --------------
Total Audio/Video Products                                        28
---------------------------------------------------------------------
Auto-Cars/Light Trucks - 0.2%
Ford Motor*                                   31,105             265
General Motors                                 5,411             175
                                                       --------------
Total Auto-Cars/Light Trucks                                     440
---------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original - 0.0%
Amerigon*                                      2,236              36
                                                       --------------
Total Auto/Truck Parts & Equipment-Original                       36
---------------------------------------------------------------------
Batteries/Battery Systems - 0.0%
EnerSys*                                       2,100              38
                                                       --------------
Total Batteries/Battery Systems                                   38
---------------------------------------------------------------------
Beverages-Non-Alcoholic - 0.2%
Coca-Cola                                      5,150             268
Coca-Cola Bottling                             1,740              91
                                                       --------------
Total Beverages-Non-Alcoholic                                    359
---------------------------------------------------------------------
Brewery - 0.2%
Cia Cervecerias Unidas ADR                     3,500             130
Molson Coors Brewing, Cl B                     4,800             427
                                                       --------------
Total Brewery                                                    557
---------------------------------------------------------------------
Broadcast Services/Programming - 0.0%
Clear Channel Communications                     144               5
                                                       --------------
Total Broadcast Services/Programming                               5
---------------------------------------------------------------------
Building & Construction-Miscellaneous - 0.1%
Orascom Construction GDR                         960             135
                                                       --------------
Total Building & Construction-Miscellaneous                      135
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Building Products-Air & Heating - 0.0%
AAON                                           3,150   $         94
                                                       --------------
Total Building Products-Air & Heating                            94
---------------------------------------------------------------------
Building Products-Cement/Aggregate - 0.1%
Martin Marietta Materials                      1,580            216
                                                       --------------
Total Building Products-Cement/Aggregate                        216
---------------------------------------------------------------------
Building Products-Light Fixtures - 0.1%
Genlyte Group*                                 3,100            216
                                                       --------------
Total Building Products-Light Fixtures                          216
---------------------------------------------------------------------
Building-Heavy Construction - 0.1%
Washington Group International*                2,085            167
                                                       --------------
Total Building-Heavy Construction                               167
---------------------------------------------------------------------
Building-Mobile Home/Manufactured Housing - 0.0%
Williams Scotsman International*                 840             23
                                                       --------------
Total Building-Mobile Home/Manufactured Housing                  23
---------------------------------------------------------------------
Cable TV - 0.3%
Comcast, Cl A*                                13,845            362
DIRECTV Group*                                14,757            331
                                                       --------------
Total Cable TV                                                  693
---------------------------------------------------------------------
Casino Hotels - 0.4%
Harrah's Entertainment                            38              3
MGM Mirage*                                   11,280            825
                                                       --------------
Total Casino Hotels                                             828
---------------------------------------------------------------------
Casino Services - 0.1%
International Game Technology                  3,725            132
                                                       --------------
Total Casino Services                                           132
---------------------------------------------------------------------
Cellular Telecommunications - 1.3%
Alltel                                           120              8
America Movil, Ser L ADR                       2,700            162
MetroPCS Communications*                      21,650            793
NII Holdings*                                 22,870          1,921
Tim Participacoes ADR                          3,900            135
Turkcell Iletisim ADR                         10,418            184
                                                       --------------
Total Cellular Telecommunications                             3,203
---------------------------------------------------------------------
Chemicals-Diversified - 0.4%
Celanese, Ser A                                6,200            233
E.I. du Pont de Nemours                       11,210            524
Lyondell Chemical                              1,875             84
Olin                                           2,015             42
                                                       --------------
Total Chemicals-Diversified                                     883
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Chemicals-Specialty - 0.3%
Hercules*                                      8,704   $        181
Lubrizol                                       6,800            426
Terra Industries*                              7,100            174
                                                       --------------
Total Chemicals-Specialty                                       781
---------------------------------------------------------------------
Coal - 0.2%
Alpha Natural Resources*                       3,410             61
Arch Coal                                      2,190             66
Consol Energy                                  4,500            187
Massey Energy                                  3,780             81
Peabody Energy                                 2,820            119
                                                       --------------
Total Coal                                                      514
---------------------------------------------------------------------
Commercial Banks Non-US - 0.1%
Banco Itau Holding Financeira ADR              5,700            261
Kazkommertsbank GDR*                           2,900             52
                                                       --------------
Total Commercial Banks Non-US                                   313
---------------------------------------------------------------------
Commercial Banks-Central US - 0.2%
Bank Mutual                                    7,600             80
First Busey                                    2,800             54
First Midwest Bancorp                          1,500             50
Heartland Financial USA                        2,000             34
Irwin Financial                                9,200            108
MB Financial                                   4,150            132
Old Second Bancorp                             2,400             66
                                                       --------------
Total Commercial Banks-Central US                               524
---------------------------------------------------------------------
Commercial Banks-Eastern US - 0.0%
Independent Bank                               2,400             65
                                                       --------------
Total Commercial Banks-Eastern US                                65
---------------------------------------------------------------------
Commercial Banks-Southern US - 0.2%
Colonial BancGroup                            16,850            367
                                                       --------------
Total Commercial Banks-Southern US                              367
---------------------------------------------------------------------
Commercial Banks-Western US - 0.2%
AmericanWest Bancorp                           2,700             41
Centennial Bank Holdings*                     13,350             87
Community Bancorp*                               277              7
Glacier Bancorp                                2,650             51
ITLA Capital*                                  1,700             72
Silver State Bancorp*                          2,900             54
Sterling Financial                             2,550             58
SVB Financial Group*                           1,350             71
                                                       --------------
Total Commercial Banks-Western US                               441
---------------------------------------------------------------------
Commercial Services - 0.3%
Alliance Data Systems*                         1,060             81
Arbitron                                       2,030            101
ChoicePoint*                                   2,335             90
eTelecare Global Solutions ADR*                7,800            119
ExlService Holdings*                           3,049             52
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Commercial Services - continued
PHH*                                           3,900   $        114
Steiner Leisure*                               2,100             88
                                                       --------------
Total Commercial Services                                       645
---------------------------------------------------------------------
Commercial Services-Finance - 0.1%
Wright Express*                                4,145            141
                                                       --------------
Total Commercial Services-Finance                               141
---------------------------------------------------------------------
Communications Software - 0.1%
Avid Technology*                               5,520            177
DivX*                                          4,030             55
                                                       --------------
Total Communications Software                                   232
---------------------------------------------------------------------
Computer Aided Design - 0.0%
Parametric Technology*                         4,600             81
                                                       --------------
Total Computer Aided Design                                      81
---------------------------------------------------------------------
Computer Services - 0.1%
Cognizant Tech Solutions, Cl A*                1,895            154
Electronic Data Systems                        1,950             53
Perot Systems, Cl A*                           4,350             66
Syntel                                         1,285             46
                                                       --------------
Total Computer Services                                         319
---------------------------------------------------------------------
Computer Software - 0.1%
Double-Take Software*                          4,294             66
Omniture*                                      3,070             70
                                                       --------------
Total Computer Software                                         136
---------------------------------------------------------------------
Computers - 1.9%
Apple*                                        13,025          1,716
Dell*                                          4,830            135
Hewlett-Packard                               25,086          1,155
International Business Machines                5,032            557
Research In Motion*                            4,175            893
Sun Microsystems*                              5,490             28
                                                       --------------
Total Computers                                               4,484
---------------------------------------------------------------------
Computers-Integrated Systems - 0.1%
NCI, Cl A*                                     5,820             91
Radisys*                                       4,350             51
Riverbed Technology*                             680             30
                                                       --------------
Total Computers-Integrated Systems                              172
---------------------------------------------------------------------
Computers-Memory Devices - 0.4%
EMC*                                          45,830            848
Xyratex*                                       3,300             74
                                                       --------------
Total Computers-Memory Devices                                  922
---------------------------------------------------------------------
Computers-Peripheral Equipment - 0.1%
Electronics for Imaging*                       4,810            126
                                                       --------------
Total Computers-Peripheral Equipment                            126
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Consulting Services - 0.2%
Advisory Board*                                1,440   $        74
FTI Consulting*                                5,067           208
Huron Consulting Group*                          835            57
LECG*                                          5,150            72
MAXIMUS                                        2,730           114
                                                       --------------
Total Consulting Services                                      525
---------------------------------------------------------------------
Consumer Products-Miscellaneous - 0.0%
Kimberly-Clark                                   932            63
                                                       --------------
Total Consumer Products-Miscellaneous                           63
---------------------------------------------------------------------
Containers-Metal/Glass - 0.3%
Owens-Illinois*                               15,100           604
                                                       --------------
Total Containers-Metal/Glass                                   604
---------------------------------------------------------------------
Containers-Paper/Plastic - 0.2%
Pactiv*                                           90             3
Sealed Air                                    12,200           332
                                                       --------------
Total Containers-Paper/Plastic                                 335
---------------------------------------------------------------------
Cruise Lines - 0.2%
Carnival                                       9,014           399
                                                       --------------
Total Cruise Lines                                             399
---------------------------------------------------------------------
Data Processing/Management - 0.2%
Acxiom                                         3,700            93
Automatic Data Processing                      4,600           213
Commvault Systems*                             3,875            66
Fair Isaac                                       550            22
First Data                                       324            10
                                                       --------------
Total Data Processing/Management                               404
---------------------------------------------------------------------
Dental Supplies & Equipment - 0.1%
Patterson*                                     1,295            46
Sirona Dental Systems*                         2,400            85
                                                       --------------
Total Dental Supplies & Equipment                              131
---------------------------------------------------------------------
Diagnostic Equipment - 0.1%
Gen-Probe*                                     2,235           141
                                                       --------------
Total Diagnostic Equipment                                     141
---------------------------------------------------------------------
Diagnostic Kits - 0.1%
Inverness Medical Innovations*                 2,500           121
                                                       --------------
Total Diagnostic Kits                                          121
---------------------------------------------------------------------
Dialysis Centers - 0.1%
DaVita*                                          565            30
Dialysis Corp of America*                      8,710            87
                                                       --------------
Total Dialysis Centers                                         117
---------------------------------------------------------------------
Direct Marketing - 0.0%
Valuevision Media, Cl A*                       7,450            68
                                                       --------------
Total Direct Marketing                                          68
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Distribution/Wholesale - 0.1%
Bell Microproducts*                            2,090   $         13
Fastenal                                       3,895            175
Owens & Minor                                  2,700            104
                                                       --------------
Total Distribution/Wholesale                                    292
---------------------------------------------------------------------
Diversified Manufacturing Operations - 1.3%
3M                                             6,010            535
Dover                                          7,850            400
General Electric                              21,750            843
Honeywell International                        7,931            456
Illinois Tool Works                            9,608            529
Tyco International                             7,578            358
                                                       --------------
Total Diversified Manufacturing Operations                    3,121
---------------------------------------------------------------------
Diversified Minerals - 0.2%
Cia Vale do Rio Doce ADR                       5,000            245
Oglebay Norton*                                5,000            150
                                                       --------------
Total Diversified Minerals                                      395
---------------------------------------------------------------------
Diversified Operations - 0.0%
Resource America, Cl A                         2,250             34
Walter Industries                              2,510             63
                                                       --------------
Total Diversified Operations                                     97
---------------------------------------------------------------------
Drug Delivery Systems - 0.1%
Hospira*                                       4,070            157
                                                       --------------
Total Drug Delivery Systems                                     157
---------------------------------------------------------------------
E Commerce/Products - 0.1%
Blue Nile*                                       720             54
Submarino GDR 144A*                            1,600            127
                                                       --------------
Total E-Commerce/Products                                       181
---------------------------------------------------------------------
E Commerce/Services - 0.1%
Expedia*                                       2,526             67
Liberty Media - Interactive, Cl A*             4,005             84
Priceline.com*                                   880             56
                                                       --------------
Total E-Commerce/Services                                       207
---------------------------------------------------------------------
E Services/Consulting - 0.1%
GSI Commerce*                                  5,080            113
Perficient*                                    5,389            107
                                                       --------------
Total E-Services/Consulting                                     220
---------------------------------------------------------------------
Educational Software - 0.1%
Blackboard*                                    1,680             74
SkillSoft ADR*                                 8,400             72
                                                       --------------
Total Educational Software                                      146
---------------------------------------------------------------------
Electric Products-Miscellaneous - 0.1%
Emerson Electric                               6,542            308
                                                       --------------
Total Electric Products-Miscellaneous                           308
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Electric-Integrated - 1.2%
Centerpoint Energy                            29,000   $        478
CMS Energy                                       746             12
Dominion Resources                             3,900            328
DTE Energy                                     9,800            455
Duke Energy                                   13,559            231
Edison International                           4,115            218
Entergy                                        5,006            500
Otter Tail                                     2,800             83
Pike Electric*                                 4,100             81
PPL                                           11,100            523
TXU                                              226             15
                                                       --------------
Total Electric-Integrated                                     2,924
---------------------------------------------------------------------
Electronic Components-Miscellaneous - 0.3%
AU Optronics ADR                               5,800             98
Celestica*                                    21,810            129
Flextronics International*                     3,705             41
Hon Hai Precision GDR 144A                    12,750            212
Tyco Electronics*                              3,735            134
                                                       --------------
Total Electronic Components-Miscellaneous                       614
---------------------------------------------------------------------
Electronic Components-Semiconductors - 1.7%
Broadcom, Cl A*                               26,190            859
DSP Group*                                    15,480            276
Ikanos Communications*                        12,680             91
International Rectifier*                         920             34
Intersil, Cl A                                 5,070            148
Microchip Technology                           2,880            105
Micron Technology*                             2,750             33
Microsemi*                                     4,300            100
Netlogic Microsystems*                         2,370             72
Nvidia*                                       35,095          1,606
QLogic*                                        3,690             49
Samsung Electronics GDR 144A                     980            323
Semtech*                                       1,865             30
Silicon Laboratories*                          1,520             53
SiRF Technology Holdings*                      4,840            113
Texas Instruments                              3,435            121
Volterra Semiconductor*                        2,310             27
Zoran*                                         2,990             56
                                                       --------------
Total Electronic Components-Semiconductors                    4,096
---------------------------------------------------------------------
Electronic Design Automation - 0.1%
Comtech Group*                                 4,960             70
Magma Design Automation*                       3,280             49
Synplicity*                                   18,450            129
                                                       --------------
Total Electronic Design Automation                              248
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Electronic Forms - 0.3%
Adobe Systems*                                18,630   $        751
                                                       --------------
Total Electronic Forms                                          751
---------------------------------------------------------------------
Electronic Measuring Instruments - 0.2%
Agilent Technologies*                         10,300            393
Itron*                                         1,305            104
                                                       --------------
Total Electronic Measuring Instruments                          497
---------------------------------------------------------------------
Electronic Parts Distribution - 0.1%
Arrow Electronics*                             7,500            287
                                                       --------------
Total Electronic Parts Distribution                             287
---------------------------------------------------------------------
Electronic Security Devices - 0.0%
Taser International*                           2,925             45
                                                       --------------
Total Electronic Security Devices                                45
---------------------------------------------------------------------
Electronics Military - 0.1%
EDO                                            3,360            111
L-3 Communications Holdings                    2,400            234
                                                       --------------
Total Electronics-Military                                      345
---------------------------------------------------------------------
Energy-Alternate Sources - 0.1%
Covanta Holding*                               2,500            284
Evergreen Solar*                               3,900             32
                                                       --------------
Total Energy-Alternate Sources                                  316
---------------------------------------------------------------------
Engineering/R&D Services - 0.5%
Fluor                                          3,061            354
McDermott International*                       7,575            628
Shaw Group*                                    2,550            136
                                                       --------------
Total Engineering/R&D Services                                1,118
---------------------------------------------------------------------
Engines-Internal Combustion - 0.3%
Cummins                                        6,070            720
                                                       --------------
Total Engines-Internal Combustion                               720
---------------------------------------------------------------------
Enterprise Software/Services - 0.8%
BMC Software*                                 14,600            419
Concur Technologies*                           1,998             48
Informatica*                                   3,300             46
Lawson Software*                              11,070            106
Open Text*                                     3,950             74
Oracle*                                       31,650            605
PROS Holdings*                                 4,020             50
Sybase*                                       15,600            370
Taleo, Cl A*                                   1,464             32
Ultimate Software Group*                       2,400             65
                                                       --------------
Total Enterprise Software/Services                            1,815
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Entertainment Software - 0.2%
Activision*                                   11,851   $        203
Electronic Arts*                               2,400            116
THQ*                                           2,535             73
                                                       --------------
Total Entertainment Software                                    392
---------------------------------------------------------------------
Environmental Consulting & Engineering - 0.0%
Tetra Tech*                                    4,800            101
                                                       --------------
Total Environmental Consulting & Engineering                    101
---------------------------------------------------------------------
Fiduciary Banks - 0.3%
Bank of New York Mellon                       10,228            435
Northern Trust                                 5,900            369
                                                       --------------
Total Fiduciary Banks                                           804
---------------------------------------------------------------------
Filtration/Separation Products - 0.2%
Clarcor                                        4,250            148
Pall                                           8,200            340
                                                       --------------
Total Filtration/Separation Products                            488
---------------------------------------------------------------------
Finance-Consumer Loans - 0.3%
Encore Capital Group*                          6,720             70
First Marblehead                               2,680             88
Nelnet, Cl A                                   4,490             78
SLM                                            9,482            466
                                                       --------------
Total Finance-Consumer Loans                                    702
---------------------------------------------------------------------
Finance-Credit Card - 0.1%
American-Express                               4,000            234
Discover Financial Services*                   2,698             62
                                                       --------------
Total Finance-Credit Card                                       296
---------------------------------------------------------------------
Finance-Investment Banker/Broker - 0.9%
Bear Stearns                                   1,700            206
Citigroup                                     10,804            503
Cowen*                                         4,450             64
Greenhill                                        885             51
JPMorgan Chase                                15,387            677
KBW*                                             300              8
MF Global*                                     1,360             34
Morgan Stanley                                 6,110            390
optionsXpress Holdings                         3,635             91
                                                       --------------
Total Finance-Investment Banker/Broker                        2,024
---------------------------------------------------------------------
Finance-Other Services - 0.2%
Asset Acceptance Capital                      15,955            221
GFI Group*                                       760             57
NASDAQ Stock Market*                           5,005            154
                                                       --------------
Total Finance-Other Services                                    432
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Financial Guarantee Insurance - 0.1%
AMBAC Financial Group                          1,315   $         88
MGIC Investment                                2,811            109
                                                       --------------
Total Financial Guarantee Insurance                             197
---------------------------------------------------------------------
Food-Dairy Products - 0.2%
Dean Foods                                     7,950            229
Wimm-Bill-Dann Foods ADR                       1,650            155
                                                       --------------
Total Food-Dairy Products                                       384
---------------------------------------------------------------------
Food-Meat Products - 0.1%
Tyson Foods, Cl A                             11,577            247
                                                       --------------
Total Food-Meat Products                                        247
---------------------------------------------------------------------
Food-Miscellaneous/Diversified - 0.3%
Kraft Foods, Cl A                              7,298            239
Sara Lee                                      28,950            459
SunOpta*                                       3,935             44
                                                       --------------
Total Food-Miscellaneous/Diversified                            742
---------------------------------------------------------------------
Food Retail - 0.1%
Great Atlantic & Pacific Tea*                  3,250             95
X5 Retail Group GDR*                           3,900            121
                                                       --------------
Total Food-Retail                                               216
---------------------------------------------------------------------
Food-Wholesale/Distribution - 0.0%
United Natural Foods*                          3,580             97
                                                       --------------
Total Food-Wholesale/Distribution                                97
---------------------------------------------------------------------
Footwear & Related Apparel - 0.0%
Heelys*                                        2,810             62
Skechers U.S.A., Cl A*                         2,140             44
                                                       --------------
Total Footwear & Related Apparel                                106
---------------------------------------------------------------------
Forestry - 0.1%
Plum Creek Timber                              8,600            334
                                                       --------------
Total Forestry                                                  334
---------------------------------------------------------------------
Gambling (Non-Hotel) - 0.1%
Pinnacle Entertainment*                        5,331            141
                                                       --------------
Total Gambling (Non-Hotel)                                      141
---------------------------------------------------------------------
Gas Distribution - 0.0%
WGL Holdings                                   1,410             42
                                                       --------------
Total Gas-Distribution                                           42
---------------------------------------------------------------------
Golf - 0.0%
Callaway Golf                                  1,560             25
                                                       --------------
Total Golf                                                       25
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Hazardous Waste Disposal - 0.1%
Stericycle*                                    6,070   $        291
                                                       --------------
Total Hazardous Waste Disposal                                  291
---------------------------------------------------------------------
Health Care Cost Containment - 0.2%
Hooper Holmes*                                 5,280             14
Mckesson                                       6,624            382
                                                       --------------
Total Health Care Cost Containment                              396
---------------------------------------------------------------------
Hospital Beds/Equipment - 0.2%
Kinetic Concepts*                              6,300            387
                                                       --------------
Total Hospital Beds/Equipment                                   387
---------------------------------------------------------------------
Hotels & Motels - 0.2%
Hilton Hotels                                  1,009             45
Lodgian*                                       4,650             59
Marriott International, Cl A                   5,132            213
Wyndham Worldwide*                             2,050             69
                                                       --------------
Total Hotels & Motels                                           386
---------------------------------------------------------------------
Human Resources - 0.5%
Hewitt Associates, Cl A*                      18,460            552
Hudson Highland Group*                         4,020             67
Kenexa*                                        1,319             47
Manpower                                       4,400            348
Monster Worldwide*                             4,220            164
                                                       --------------
Total Human Resources                                         1,178
---------------------------------------------------------------------
Import/Export - 0.0%
Castle Brands*                                 3,102             15
                                                       --------------
Total Import/Export                                              15
---------------------------------------------------------------------
Independent Power Producer - 0.0%
Calpine*                                       6,910             19
Mirant*                                          500             19
Reliant Energy*                                1,580             40
                                                       --------------
Total Independent Power Producer                                 78
---------------------------------------------------------------------
Industrial Audio & Video Products - 0.0%
SRS Labs*                                      4,244             49
                                                       --------------
Total Industrial Audio & Video Products                          49
---------------------------------------------------------------------
Industrial Automation/Robot - 0.2%
Cognex                                         2,630             55
Intermec*                                      5,000            128
Rockwell Automation                            3,500            245
                                                       --------------
Total Industrial Automation/Robot                               428
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Industrial Gases - 0.5%
Air Products & Chemicals                         385   $         33
Praxair                                       16,320          1,251
                                                       --------------
Total Industrial Gases                                        1,284
---------------------------------------------------------------------
Instruments-Controls - 0.0%
Watts Water Technologies, Cl A                 2,550             89
                                                       --------------
Total Instruments-Controls                                       89
---------------------------------------------------------------------
Instruments-Scientific - 0.2%
PerkinElmer                                   19,300            537
                                                       --------------
Total Instruments-Scientific                                    537
---------------------------------------------------------------------
Insurance Brokers - 0.1%
Marsh & McLennan                               8,900            245
                                                       --------------
Total Insurance Brokers                                         245
---------------------------------------------------------------------
Internet Application Software - 0.1%
Cryptologic                                    2,060             44
DealerTrack Holdings*                          4,281            154
Interwoven*                                    3,700             51
Vocus*                                         1,201             34
                                                       --------------
Total Internet-Application Software                             283
---------------------------------------------------------------------
Internet Financial Services - 0.1%
Authorize.net Holdings*                        4,505             78
Online Resources*                              6,645             73
                                                       --------------
Total Internet Financial Services                               151
---------------------------------------------------------------------
Internet Infrastructure Software - 0.2%
Akamai Technologies*                           2,295             78
F5 Networks*                                   2,445            212
Opsware*                                       6,480             91
Radvision Limited*                             1,530             26
                                                       --------------
Total Internet Infrastructure Software                          407
---------------------------------------------------------------------
Internet Security - 0.1%
Checkfree*                                     1,675             62
Ipass*                                         3,080             14
Symantec*                                     11,610            223
VeriSign*                                         67              2
                                                       --------------
Total Internet Security                                         301
---------------------------------------------------------------------
Investment Management/Advisory Services - 0.3%
Affiliated Managers Group*                     1,390            157
Franklin Resources                             3,465            441
Legg Mason                                     1,720            155
                                                       --------------
Total Investment Management/Advisory Services                   753
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Lasers-Systems/Components - 0.1%
Electro Scientific Industries*                 5,270   $        115
Newport*                                       4,800             63
                                                       --------------
Total Lasers-Systems/Components                                 178
---------------------------------------------------------------------
Life/Health Insurance - 0.2%
Cigna                                          8,200            423
                                                       --------------
Total Life/Health Insurance                                     423
---------------------------------------------------------------------
Linen Supply & Related Items - 0.0%
Cintas                                         1,670             61
                                                       --------------
Total Linen Supply & Related Items                               61
---------------------------------------------------------------------
Machine Tools & Related Products - 0.2%
Kennametal                                     7,100            544
                                                       --------------
Total Machine Tools & Related Products                          544
---------------------------------------------------------------------
Machinery-Construction & Mining - 0.4%
Bucyrus International, Cl A                    1,100             70
Caterpillar                                    9,505            749
Terex*                                         3,500            302
                                                       --------------
Total Machinery-Construction & Mining                         1,121
---------------------------------------------------------------------
Machinery-Electrical - 0.1%
Baldor Electric                                1,600             73
Franklin Electric                              2,500            116
                                                       --------------
Total Machinery-Electrical                                      189
---------------------------------------------------------------------
Machinery-General Industry - 0.2%
Manitowoc                                      3,200            249
Wabtec                                         6,150            251
                                                       --------------
Total Machinery-General Industry                                500
---------------------------------------------------------------------
Machinery-Print Trade - 0.0%
Zebra Technologies, Cl A*                        455             16
                                                       --------------
Total Machinery-Print Trade                                      16
---------------------------------------------------------------------
Medical Imaging Systems - 0.0%
IRIS International*                            2,197             35
                                                       --------------
Total Medical Imaging Systems                                    35
---------------------------------------------------------------------
Medical Information Systems - 0.3%
Cerner*                                       12,435            658
IMS Health                                     2,610             73
                                                       --------------
Total Medical Information Systems                               731
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Medical Instruments - 0.4%
Abaxis*                                        2,143   $         39
Cambridge Heart*                               5,860             23
Conceptus*                                     5,867             95
Medtronic                                      5,750            291
Micrus Endovascular*                           2,108             50
Natus Medical*                                 9,920            151
St. Jude Medical*                              1,365             59
Symmetry Medical*                              8,860            132
                                                       --------------
Total Medical Instruments                                       840
---------------------------------------------------------------------
Medical Labs & Testing Services - 0.2%
Covance*                                       1,790            126
Laboratory Corp of America Holdings*           4,400            325
                                                       --------------
Total Medical Labs & Testing Services                           451
---------------------------------------------------------------------
Medical Products - 0.5%
Baxter International                           7,525            396
Covidien*                                      4,633            190
Henry Schein*                                  3,975            216
Orthofix International*                        1,830             79
PSS World Medical*                             6,400            110
Syneron Medical*                               2,320             55
Vital Signs                                    1,250             65
                                                       --------------
Total Medical Products                                        1,111
---------------------------------------------------------------------
Medical-Biomedical/Genetic - 0.7%
Cambrex                                        3,360             46
Celgene*                                       4,340            263
Genzyme*                                      10,910            688
Integra LifeSciences Holdings*                 2,200            109
Invitrogen*                                      925             66
Keryx Biopharmaceuticals*                      4,940             42
Lifecell*                                      3,020             93
Martek Biosciences*                            3,890            100
Orchid Cellmark*                               3,720             19
PDL BioPharma*                                 4,625            109
                                                       --------------
Total Medical-Biomedical/Genetic                              1,535
---------------------------------------------------------------------
Medical-Drugs - 1.7%
Angiotech Pharmaceuticals*                    36,700            254
Aspreva Pharmaceuticals*                       3,860             66
Axcan Pharma*                                  6,480            119
Bristol-Myers Squibb                          15,542            442
Cephalon*                                      7,515            565
Indevus Pharmaceuticals*                       6,350             45
Medicis Pharmaceutical, Cl A                   1,260             36
Pfizer                                        37,793            889
Santarus*                                      8,836             42
Schering Plough                               34,205            976
Valeant Pharmaceuticals International          5,980             94
Wyeth                                         11,696            567
                                                       --------------
Total Medical-Drugs                                           4,095
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Medical-Generic Drugs - 0.0%
Perrigo                                        4,185   $         78
                                                       --------------
Total Medical-Generic Drugs                                      78
---------------------------------------------------------------------
Medical-HMO - 0.3%
Humana*                                          711             46
WellPoint*                                     7,511            564
                                                       --------------
Total Medical-HMO                                               610
---------------------------------------------------------------------
Medical-Hospitals - 0.1%
Universal Health Services, Cl B                6,200            325
                                                       --------------
Total Medical-Hospitals                                         325
---------------------------------------------------------------------
Medical-Nursing Homes - 0.0%
Assisted Living Concepts, Cl A*                7,300             66
Skilled Healthcare Group, Cl A*                2,750             38
                                                       --------------
Total Medical-Nursing Homes                                     104
---------------------------------------------------------------------
Medical-Outpatient/Home Medical - 0.1%
Lincare Holdings*                              3,200            114
Radiation Therapy Services*                    5,152            146
                                                       --------------
Total Medical-Outpatient/Home Medical                           260
---------------------------------------------------------------------
Medical-Wholesale Drug Distributors - 0.3%
AmerisourceBergen                              7,700            363
Cardinal Health                                5,685            373
                                                       --------------
Total Medical-Wholesale Drug Distributors                       736
---------------------------------------------------------------------
Metal Processors & Fabricators - 0.7%
CIRCOR International                           2,300             92
Commercial Metals                              9,100            281
Haynes International*                          2,380            214
Ladish*                                        4,643            225
Precision Castparts                            2,630            360
Sterlite Industries ADR*                      26,450            430
                                                       --------------
Total Metal Processors & Fabricators                          1,602
---------------------------------------------------------------------
Metal Products-Distributors - 0.1%
AM Castle                                      4,400            145
                                                       --------------
Total Metal Products Distributors                               145
---------------------------------------------------------------------
Metal-Aluminum - 0.0%
Alcoa                                          2,670            102
                                                       --------------
Total Metal-Aluminum                                            102
---------------------------------------------------------------------
Miscellaneous Manufacturing - 0.0%
Trimas*                                        8,980            106
                                                       --------------
Total Miscellaneous Manufacturing                               106
---------------------------------------------------------------------
Motion Pictures & Services - 0.0%
Macrovision*                                   1,540             37
                                                       --------------
Total Motion Pictures & Services                                 37
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Multi-Line Insurance - 1.2%
Allstate                                       6,386   $        339
American International Group                   6,900            443
Cincinnati Financial                           9,700            380
Hartford Financial Services Group              8,288            762
Loews                                          8,802            417
XL Capital, Cl A                               7,044            549
                                                       --------------
Total Multi-Line Insurance                                    2,890
---------------------------------------------------------------------
Multimedia - 0.1%
Entravision Communications, Cl A*              3,705             35
Gemstar-TV Guide International*               12,290             70
Walt Disney                                    1,632             54
                                                       --------------
Total Multimedia                                                159
---------------------------------------------------------------------
Networking Products - 0.8%
Anixter International*                         1,350            112
Atheros Communications*                        1,580             44
Cisco Systems*                                48,200          1,393
Foundry Networks*                              1,535             27
Juniper Networks*                              5,355            160
Switch & Data Facilities*                      4,045             64
                                                       --------------
Total Networking Products                                     1,800
---------------------------------------------------------------------
Non-Ferrous Metals - 0.3%
Cameco                                        15,070            615
                                                       --------------
Total Non-Ferrous Metals                                        615
---------------------------------------------------------------------
Non-Hazardous Waste Disposal - 0.3%
Allied Waste Industries*                      32,865            423
Waste Management                               4,940            188
                                                       --------------
Total Non-Hazardous Waste Disposal                              611
---------------------------------------------------------------------
Office Automation & Equipment - 0.1%
Pitney Bowes                                   3,165            146
                                                       --------------
Total Office Automation & Equipment                             146
---------------------------------------------------------------------
Office Supplies & Forms - 0.2%
Avery Dennison                                 6,400            393
                                                       --------------
Total Office Supplies & Forms                                   393
---------------------------------------------------------------------
Oil & Gas Drilling - 0.2%
Atlas America                                  3,150            153
Diamond Offshore Drilling                      1,690            175
Patterson-UTI Energy                           5,325            122
Pride International*                           1,865             65
Rowan                                          1,115             47
                                                       --------------
Total Oil & Gas Drilling                                        562
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 1.5%
Arena Resources*                               1,070   $         58
ATP Oil & Gas*                                 1,585             72
Cabot Oil & Gas                                2,700             92
Denbury Resources*                             3,330            133
EnCana                                         4,935            301
Forest Oil*                                    2,600            105
Gazprom ADR                                    2,550            109
Goodrich Petroleum*                            2,300             69
Harvest Natural Resources*                    11,090            125
Murphy Oil                                     1,700            106
Newfield Exploration*                          7,100            341
NovaTek GDR                                    3,500            187
Occidental Petroleum                          10,824            614
Parallel Petroleum*                            2,510             51
PetroHawk Energy*                              6,100             92
Southwestern Energy*                          21,440            871
Stone Energy*                                  3,360            109
Ultra Petroleum*                               2,240            124
                                                       --------------
Total Oil Companies-Exploration & Production                  3,559
---------------------------------------------------------------------
Oil Companies-Integrated - 1.3%
BP ADR                                         2,574            179
Chevron                                        2,874            245
ConocoPhillips                                 8,012            648
Exxon Mobil                                    9,185            782
Hess                                           5,300            324
LUKOIL ADR                                     1,700            137
Marathon Oil                                   5,633            311
Petroleo Brasileiro ADR                        6,150            399
                                                       --------------
Total Oil Companies-Integrated                                3,025
---------------------------------------------------------------------
Oil Field Machinery & Equipment - 0.3%
Dresser-Rand Group*                            2,640             98
Grant Prideco*                                 3,100            174
National Oilwell Varco*                        3,215            386
T-3 Energy Services*                           1,980             69
                                                       --------------
Total Oil Field Machinery & Equipment                           727
---------------------------------------------------------------------
Oil Refining & Marketing - 0.1%
Tesoro                                         6,100            304
                                                       --------------
Total Oil Refining & Marketing                                  304
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Oil-Field Services - 1.0%
Hanover Compressor*                            3,495   $         83
Helix Energy Solutions Group*                  7,700            300
Hercules Offshore*                             2,900             87
Key Energy Services*                           7,150            109
North American Energy Partners*                4,400             76
Oceaneering International*                     1,900            107
Schlumberger                                  12,130          1,149
Superior Energy Services*                      3,300            133
Tetra Technologies*                            3,250             91
W-H Energy Services*                           3,875            248
Willbros Group*                                2,200             69
                                                       --------------
Total Oil-Field Services                                      2,452
---------------------------------------------------------------------
Paper & Related Products - 0.3%
Abitibi Consolidated*                         97,785            232
Bowater                                        4,120             81
Domtar*                                       29,275            279
MeadWestvaco                                   2,345             76
Neenah Paper                                   1,940             75
Smurfit-Stone Container*                       4,505             53
                                                       --------------
Total Paper & Related Products                                  796
---------------------------------------------------------------------
Pharmacy Services - 0.2%
Medco Health Solutions*                        4,563            371
Omnicare                                       2,390             79
                                                       --------------
Total Pharmacy Services                                         450
---------------------------------------------------------------------
Physical Practice Management - 0.1%
Pediatrix Medical Group*                       5,700            308
                                                       --------------
Total Physical Practice Management                              308
---------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers - 0.1%
Psychiatric Solutions*                         4,255            145
                                                       --------------
Total Physical Therapy/Rehabilitation Centers                   145
---------------------------------------------------------------------
Pipelines - 0.5%
El Paso                                       23,740            395
Oneok                                          4,700            239
Questar                                        4,600            237
Spectra Energy                                10,529            268
                                                       --------------
Total Pipelines                                               1,139
---------------------------------------------------------------------
Platinum - 0.0%
Stillwater Mining*                             3,630             33
                                                       --------------
Total Platinum                                                   33
---------------------------------------------------------------------
Power Conversion/Supply Equipment - 0.1%
Delta Electronics GDR                          5,906            117
                                                       --------------
Total Power Conversion/Supply Equipment                         117
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Printing-Commercial - 0.2%
RR Donnelley & Sons                           10,935   $        462
                                                       --------------
Total Printing-Commercial                                       462
---------------------------------------------------------------------
Private Corrections - 0.1%
Geo Group*                                     5,630            156
                                                       --------------
Total Private Corrections                                       156
---------------------------------------------------------------------
Property/Casualty Insurance - 0.7%
Arch Capital Group*                            6,800            474
Chubb                                            371             19
Safeco                                         8,300            485
Travelers                                      4,060            206
WR Berkley                                    11,850            348
                                                       --------------
Total Property/Casualty Insurance                             1,532
---------------------------------------------------------------------
Publishing-Books - 0.0%
Courier                                        2,100             79
Scholastic*                                      345             11
                                                       --------------
Total Publishing-Books                                           90
---------------------------------------------------------------------
Publishing-Newspapers - 0.1%
Gannett                                        3,512            175
                                                       --------------
Total Publishing-Newspapers                                     175
---------------------------------------------------------------------
Publishing-Periodicals - 0.0%
Playboy Enterprises, Cl B*                     9,690            107
                                                       --------------
Total Publishing-Periodicals                                    107
---------------------------------------------------------------------
Quarrying - 0.0%
Vulcan Materials                                  70              7
                                                       --------------
Total Quarrying                                                   7
---------------------------------------------------------------------
Radio - 0.1%
Radio One, Cl D*                              13,550             82
XM Satellite Radio Holdings, Cl A*             4,680             54
                                                       --------------
Total Radio                                                     136
---------------------------------------------------------------------
Real Estate Management/Services - 0.2%
CB Richard Ellis Group, Cl A*                 12,172            425
                                                       --------------
Total Real Estate Management/Services                           425
---------------------------------------------------------------------
Real Estate Operation/Development - 0.1%
Brookfield Properties                          8,896            201
                                                       --------------
Total Real Estate Operation/Development                         201
---------------------------------------------------------------------
Recreational Centers - 0.0%
Town Sports*                                   3,700             63
                                                       --------------
Total Recreational Centers                                       63
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Reinsurance - 0.9%
Allied World Assurance Holdings                1,240   $         59
Aspen Insurance Holdings                       9,065            221
Berkshire Hathaway, Cl B*                         91            328
Endurance Specialty Holdings                   1,970             74
Everest Re Group                                 597             59
Montpelier Re Holdings                        12,435            197
PartnerRe                                      6,950            494
Platinum Underwriters Holdings                 3,280            109
RenaissanceRe Holdings                         8,200            471
Validus Holdings*                              6,720            151
                                                       --------------
Total Reinsurance                                             2,163
---------------------------------------------------------------------
REITs-Apartments - 0.6%
Archstone Smith Trust                          5,559            319
AvalonBay Communities                          3,343            361
BRE Properties                                 2,896            146
Camden Property Trust                          2,723            150
Equity Residential                             6,655            265
GMH Communities Trust                          6,930             58
UDR                                            5,339            123
                                                       --------------
Total REITs-Apartments                                        1,422
---------------------------------------------------------------------
REITs-Diversified - 0.4%
Colonial Properties Trust                      4,192            145
Digital Realty Trust                           3,731            124
PS Business Parks                              1,005             51
Vornado Realty Trust                           5,018            537
                                                       --------------
Total REITs-Diversified                                         857
---------------------------------------------------------------------
REITs-Hotels - 0.3%
Ashford Hospitality Trust                      4,735             48
DiamondRock Hospitality                        5,903            100
Host Hotels & Resorts                         17,385            367
LaSalle Hotel Properties                       4,839            194
Strategic Hotels & Resorts                     1,798             38
                                                       --------------
Total REITs Hotels                                              747
---------------------------------------------------------------------
REITs-Manufactured Homes - 0.0%
Equity Lifestyle Properties                    1,775             80
                                                       --------------
Total REITs-Manufactured Homes                                   80
---------------------------------------------------------------------
REITs-Mortgage - 0.1%
Annaly Capital Management                      3,690             53
CapitalSource                                  2,000             38
MFA Mortgage Investments                       7,510             53
                                                       --------------
Total REITs-Mortgage                                            144
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
REITs-Office Property - 0.6%
Alexandria Real Estate Equities                  445   $         38
American Financial Realty Trust                7,620             67
BioMed Realty Trust                            5,642            123
Boston Properties                              6,108            577
Corporate Office Properties                    5,080            192
Kilroy Realty                                  1,082             70
SL Green Realty                                2,248            273
                                                       --------------
Total REITs-Office Property                                   1,340
---------------------------------------------------------------------
REITs-Regional Malls - 0.5%
General Growth Properties                      6,440            309
Simon Property Group                           8,497            735
Taubman Centers                                4,470            215
                                                       --------------
Total REITs-Regional Malls                                    1,259
---------------------------------------------------------------------
REITs-Shopping Centers - 0.4%
Acadia Realty Trust                            2,247             52
Developers Diversified Realty                    915             44
Federal Realty Investment Trust                2,315            174
Kimco Realty                                   6,702            250
Kite Realty Group Trust                        4,246             68
Regency Centers                                3,807            247
Tanger Factory Outlet Centers                  2,071             69
                                                       --------------
Total REITs-Shopping Centers                                    904
---------------------------------------------------------------------
REITs-Storage - 0.2%
Public Storage                                 4,971            348
                                                       --------------
Total REITs-Storage                                             348
---------------------------------------------------------------------
REITs-Warehouse/Industrial - 0.3%
AMB Property                                   4,417            236
Prologis                                       6,647            378
                                                       --------------
Total REITs-Warehouse/Industrial                                614
---------------------------------------------------------------------
Rental Auto/Equipment - 0.1%
Avis Budget Group*                               760             19
H&E Equipment Services*                        6,410            174
RSC Holdings*                                  4,225             90
                                                       --------------
Total Rental Auto/Equipment                                     283
---------------------------------------------------------------------
Retail-Apparel/Shoe - 0.6%
Abercrombie & Fitch, Cl A                      6,395            447
Aeropostale*                                   4,100            156
AnnTaylor Stores*                              2,500             79
Childrens Place Retail Stores*                 1,950             66
Footstar                                       8,040             36
Kenneth Cole Productions, Cl A                 3,950             83
Men's Wearhouse                                7,300            361
Syms                                           5,400             80
                                                       --------------
Total Retail-Apparel/Shoe                                     1,308
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Retail-Automobile - 0.1%
Group 1 Automotive                             2,930   $        110
                                                       --------------
Total Retail-Automobile                                         110
---------------------------------------------------------------------
Retail-Building Products - 0.1%
Home Depot                                     4,100            152
                                                       --------------
Total Retail-Building Products                                  152
---------------------------------------------------------------------
Retail-Computer Equipment - 0.2%
GameStop, Cl A*                                9,300            375
                                                       --------------
Total Retail-Computer Equipment                                 375
---------------------------------------------------------------------
Retail-Discount - 0.0%
Citi Trends*                                   1,602             53
Wal-Mart Stores                                1,161             53
                                                       --------------
Total Retail-Discount                                           106
---------------------------------------------------------------------
Retail-Drug Store - 0.7%
CVS Caremark                                  28,975          1,020
Rite Aid*                                     57,900            319
Walgreen                                       8,320            367
                                                       --------------
Total Retail-Drug Store                                       1,706
---------------------------------------------------------------------
Retail-Jewelry - 0.0%
Movado Group                                    3,200            90
                                                       --------------
Total Retail-Jewelry                                             90
---------------------------------------------------------------------
Retail-Major Department Store - 0.2%
JC Penney                                       8,530           580
                                                       --------------
Total Retail-Major Department Store                             580
---------------------------------------------------------------------
Retail-Office Supplies - 0.1%
Office Depot*                                   5,969           149
                                                       --------------
Total Retail-Office Supplies                                    149
---------------------------------------------------------------------
Retail-Pet Food & Supplies - 0.1%
etSmart                                        6,800           220
                                                       --------------
Total Retail-Pet Food & Supplies                                220
---------------------------------------------------------------------
Retail-Propane Distribution - 0.1%
Star Gas Partners LP*                          52,980           212
                                                       --------------
Total Retail-Propane Distribution                               212
---------------------------------------------------------------------
Retail-Regional Department Store - 0.1%
Dillard-s, Cl A                                10,500           314
Kohl-s*                                           213            13
                                                       --------------
Total Retail-Regional Department Store                          327
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Retail-Restaurants - 0.2%
BJ-s Restaurants*                              1,375   $         28
Cheesecake Factory*                            2,210             54
Starbucks*                                    16,960            452
                                                       --------------
Total Retail-Restaurants                                        534
---------------------------------------------------------------------
Retail-Sporting Goods - 0.1%
Dick-s Sporting Goods*                         1,940            109
Zumiez*                                        1,433             53
                                                       --------------
Total Retail-Sporting Goods                                     162
---------------------------------------------------------------------
Retail-Video Rental - 0.0%
Blockbuster, Cl A*                             6,070             26
                                                       --------------
Total Retail-Video Rental                                        26
---------------------------------------------------------------------
Retirement/Aged Care - 0.0%
Emeritus*                                      1,900             47
                                                       --------------
Total Retirement/Aged Care                                       47
---------------------------------------------------------------------
S&L/Thrifts Central US - 0.0%
Citizens First Bancorp                         1,950             37
Franklin Bank*                                 3,000             32
                                                       --------------
Total S&L/Thrifts Central US                                     69
---------------------------------------------------------------------
S&L/Thrifts-Eastern US - 0.3%
Brookline Bancorp                             11,370            117
Clifton Savings Bancorp                        6,450             64
Dime Community Bancshares                      6,600             74
Flushing Financial                             5,200             78
Investors Bancorp*                             6,400             77
KNBT Bancorp                                   4,250             56
NewAlliance Bancshares                         6,050             82
Provident New York Bancorp                     8,400            114
                                                       --------------
Total S&L/Thrifts-Eastern US                                    662
---------------------------------------------------------------------
S&L/Thrifts-Southern US - 0.0%
BankUnited Financial, Cl A                     3,550             60
                                                       --------------
Total S&L/Thrifts-Southern US                                    60
---------------------------------------------------------------------
S&L/Thrifts-Western US - 0.3%
PFF Bancorp                                    3,350             56
Provident Financial Holdings                   2,950             57
Washington Federal                            21,225            478
Washington Mutual                              4,010            151
                                                       --------------
Total S&L/Thrifts-Western US                                    742
---------------------------------------------------------------------
Schools - 0.2%
Capella Education*                             1,925             86
ITT Educational Services*                      1,955            207
Learning Tree International*                   9,140            121
Strayer Education                                740            112
                                                       --------------
Total Schools                                                   526
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Semiconductor Components-Integrated Circuits - 0.6%
Cirrus Logic*                                  9,000  $          66
Cypress Semiconductor*                         5,800            145
Integrated Device Technology*                  5,700             93
Maxim Integrated Products                     28,405            900
Powertech Technology GDR                      18,800            178
                                                       --------------
Total Semiconductor Components-
   Integrated Circuits                                        1,382
---------------------------------------------------------------------
Semiconductor Equipment - 0.1%
Brooks Automation*                             3,770             66
Cabot Microelectronics*                        1,070             46
Tessera Technologies*                          2,290             94
Ultratech*                                     5,520             69
                                                       --------------
Total Semiconductor Equipment                                   275
---------------------------------------------------------------------
Specified Purpose Acquisition - 0.0%
Marathon Acquisition*                          4,530             43
                                                       --------------
Total Specified Purpose Acquisition                              43
---------------------------------------------------------------------
Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                   2,690             38
TMK GDR 144A                                   2,500            100
TMK GDR                                        1,100             44
                                                       --------------
Total Steel Pipe & Tube                                         182
---------------------------------------------------------------------
Steel-Producers - 0.2%
Nucor                                          4,228            212
Olympic Steel                                  1,050             28
United States Steel                            2,358            232
                                                       --------------
Total Steel-Producers                                           472
---------------------------------------------------------------------
Steel-Specialty - 0.4%
Allegheny Technologies                         8,115            851
                                                       --------------
Total Steel-Specialty                                           851
---------------------------------------------------------------------
Super-Regional Banks-US - 0.7%
Bank of America                               11,638            552
Capital One Financial                         11,090            785
Wells Fargo                                    9,536            322
                                                       --------------
Total Super-Regional Banks-US                                 1,659
---------------------------------------------------------------------
Telecommunications Equipment - 0.2%
CommScope*                                       869             47
Comtech Telecommunications*                    2,200             96
OpNext*                                        3,103             38
Plantronics                                    5,155            144
Tollgrade Communications*                      7,020             73
                                                       --------------
Total Telecommunications Equipment                              398
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics - 0.0%
JDS Uniphase*                                  3,555   $         51
                                                       --------------
Total Telecommunications Equipment-Fiber Optics                  51
---------------------------------------------------------------------
Telecommunications Services - 0.6%
Amdocs*                                       10,775            390
Cbeyond*                                       1,070             38
Embarq                                         6,300            389
MasTec*                                        8,000            109
Orbcomm*                                       5,653             87
RCN*                                           5,790            103
Time Warner Telecom, Cl A*                    13,955            273
                                                       --------------
Total Telecommunications Services                             1,389
---------------------------------------------------------------------
Telephone-Integrated - 0.8%
AT&T                                          24,439            957
General Communication, Cl A*                   6,700             77
IDT, Cl B                                      7,540             75
Level 3 Communications*                       13,275             69
Verizon Communications                        15,380            656
                                                       --------------
Total Telephone-Integrated                                    1,834
---------------------------------------------------------------------
Television - 0.0%
Sinclair Broadcast Group, Cl A                 3,790             49
                                                       --------------
Total Television                                                 49
---------------------------------------------------------------------
Textile-Home Furnishings - 0.2%
Mohawk Industries*                             4,400            396
                                                       --------------
Total Textile-Home Furnishings                                  396
---------------------------------------------------------------------
Therapeutics - 0.5%
Gilead Sciences*                              23,870            889
ImClone Systems*                               1,700             56
Medicines*                                     6,365            101
Theravance*                                    2,340             63
Warner Chilcott, Cl A*                         3,520             63
                                                       --------------
Total Therapeutics                                            1,172
---------------------------------------------------------------------
Tobacco - 0.7%
Altria Group                                  10,391            691
Imperial Tobacco Group ADR                     7,293            639
UST                                            6,021            322
                                                       --------------
Total Tobacco                                                 1,652
---------------------------------------------------------------------
Tools-Hand Held - 0.2%
Stanley Works                                  7,108            393
                                                       --------------
Total Tools-Hand Held                                           393
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Transactional Software - 0.1%
Innerworkings*                                 5,798   $         78
VeriFone Holdings*                             1,820             66
                                                       --------------
Total Transactional Software                                    144
---------------------------------------------------------------------
Transport-Air Freight - 0.0%
ABX Air*                                       6,580             48
                                                       --------------
Total Transport-Air Freight                                      48
---------------------------------------------------------------------
Transport-Equipment & Leasing - 0.1%
GATX                                           1,935             88
Genesis Lease ADR                              4,830            124
Greenbrier                                       890             30
                                                       --------------
Total Transport-Equipment & Leasing                             242
---------------------------------------------------------------------
Transport-Marine - 0.1%
Overseas Shipholding Group                     3,900            303
                                                       --------------
Total Transport-Marine                                          303
---------------------------------------------------------------------
Transport-Rail - 0.5%
Burlington Northern Santa Fe                   4,315            354
Canadian Pacific Railway                       5,400            399
CSX                                            7,142            339
Union Pacific                                     17              2
                                                       --------------
Total Transport-Rail                                          1,094
---------------------------------------------------------------------
Transport-Services - 0.1%
FedEx                                            608             67
Ryder System                                     351             19
UTI Worldwide                                  5,270            133
                                                       --------------
Total Transport-Services                                        219
---------------------------------------------------------------------
Transport-Truck - 0.1%
Forward Air                                    2,150             73
Heartland Express                              4,550             68
                                                       --------------
Total Transport-Truck                                           141
---------------------------------------------------------------------
Veterinary Diagnostics - 0.1%
VCA Antech*                                    3,020            119
                                                       --------------
Total Veterinary Diagnostics                                    119
---------------------------------------------------------------------
Vitamins & Nutrition Products - 0.1%
Herbalife                                      6,835            280
                                                       --------------
Total Vitamins & Nutrition Products                             280
---------------------------------------------------------------------
Water - 0.0%
Consolidated Water                             3,100             90
                                                       --------------
Total Water                                                      90
---------------------------------------------------------------------
Web Hosting/Design - 0.1%
Equinix*                                       3,240            282
                                                       --------------
Total Web Hosting/Design                                        282
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Web Portals/ISP - 0.6%
Gigamedia*                                     5,398   $         58
Google, Cl A*                                  2,594          1,323
Trizetto Group*                                5,000             80
                                                       --------------
Total Web Portals/ISP                                         1,461
---------------------------------------------------------------------
Wireless Equipment - 1.1%
American Tower, Cl A*                         32,575          1,357
Nokia ADR                                     12,958            371
Novatel Wireless*                              3,750             81
Qualcomm                                      13,950            581
RF Micro Devices*                             10,600             73
                                                       --------------
Total Wireless Equipment                                      2,463
---------------------------------------------------------------------
Wound, Burn & Skin Care - 0.0%
Obagi Medical Products*                        1,541             26
                                                       --------------
Total Wound, Burn & Skin Care                                    26
                                                       --------------
Total Common Stock (Cost $126,497)                          140,127
---------------------------------------------------------------------
Foreign Common Stock - 19.9%
Australia - 1.3%
BHP Billiton                                  29,416            936
Caltex Australia                               2,545             53
Leighton Holdings                             26,025            855
Minara Resources                               6,291             33
Perilya                                        1,803              7
QBE Insurance Group                            4,075            103
Sally Malay Mining*                           13,039             41
Santos                                        41,901            469
Seven Network                                  2,749             26
Tattersall's                                  81,335            337
Zinifex                                       19,621            324
                                                       --------------
Total Australia                                               3,184
---------------------------------------------------------------------
Austria - 0.3%
Austrian Airlines*                             4,306             52
Oesterreichische Post                            981             43
Voestalpine                                    8,148            678
                                                       --------------
Total Austria                                                   773
---------------------------------------------------------------------
Belgium - 0.4%
Belgacom                                         200              8
Colruyt*                                         113             24
Delhaize Group                                 3,866            360
Dexia                                          7,243            207
KBC Groep                                      2,422            315
                                                       --------------
Total Belgium                                                   914
---------------------------------------------------------------------
Bermuda - 0.0%
Catlin Group                                   1,644             16
                                                       --------------
Total Bermuda                                                    16
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Brazil - 0.3%
Banco do Brasil                                7,800   $        123
Gafisa                                         9,600            152
Kroton Educacional*                            4,900            111
Localiza Rent A Car                            9,300             96
Porto Seguro                                   3,100            119
                                                       --------------
Total Brazil                                                    601
---------------------------------------------------------------------
Canada - 0.3%
Canadian Imperial Bank of
   Commerce                                    3,500            304
Husky Energy                                   1,000             40
Methanex                                       1,500             37
Rothmans                                       1,800             35
Sherritt International                         5,500             84
Teck Cominco, Cl B                             4,600            204
                                                       --------------
Total Canada                                                    704
---------------------------------------------------------------------
China - 0.1%
Industrial & Commercial Bank of
   China, Cl H                               237,000            145
                                                       --------------
Total China                                                     145
---------------------------------------------------------------------
Denmark - 0.1%
D/S Torm                                         500             20
Norden                                         1,650            138
Sanistal, Cl B                                   660            119
Topdanmark*                                      325             55
                                                       --------------
Total Denmark                                                   332
---------------------------------------------------------------------
Finland - 0.2%
Outokumpu                                     12,649            392
Rautaruukki                                      600             39
                                                       --------------
Total Finland                                                   431
---------------------------------------------------------------------
France - 1.7%
Air France-KLM                                 6,398            288
AXA                                            1,000             39
BNP Paribas                                   12,959          1,424
Business Objects*                              5,692            256
Cap Gemini                                     7,426            488
Societe Generale                               7,383          1,269
Vivendi                                        5,101            217
                                                       --------------
Total France                                                  3,981
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Germany - 2.3%
Beiersdorf                                     1,905   $        132
Deutsche Lufthansa                            46,397          1,302
E.ON                                           3,960            623
Epcos                                          2,331             47
Kloeckner                                        425             32
MAN                                            6,935          1,002
Salzgitter                                     4,606            936
ThyssenKrupp                                  22,422          1,241
                                                       --------------
Total Germany                                                 5,315
---------------------------------------------------------------------
Greece - 0.0%
Intracom Holdings                                990              6
                                                       --------------
Total Greece                                                      6
---------------------------------------------------------------------
Hong Kong - 0.6%
China Everbright International               309,000            121
China Mobile                                  12,500            144
China Resources Enterprise                    48,000            190
CNOOC                                        112,000            133
Hongkong & Shanghai Hotels                    39,500             66
Kingdee International Software
   Group                                     118,000            116
Modern Beauty Salon Holdings                  92,000             47
Regal Hotels International Holdings          222,000             18
Solomon Systech International                 43,616              4
Sun Hung Kai Properties                       33,000            420
Television Broadcasts                          6,000             41
Vtech Holdings                                 3,326             30
                                                       --------------
Total Hong Kong                                               1,330
---------------------------------------------------------------------
Indonesia - 0.2%
Astra International                           58,000            116
Bank Niaga                                   980,000             97
Bank Rakyat Indonesia                        199,000            133
Ciputra Development*                       1,096,000            107
Ramayana Lestari Sentosa                   1,145,000            120
                                                       --------------
Total Indonesia                                                 573
---------------------------------------------------------------------
Italy - 1.3%
Banco di Desio e della Brianza                 1,083             12
Enel                                          71,429            737
ENI                                           42,734          1,496
Fiat                                          26,027            765
Indesit                                        2,833             62
                                                       --------------
Total Italy                                                   3,072
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Japan - 3.6%
Alpine Electronics                             3,400   $         53
Arcs                                           5,600             83
Brother Industries                            11,000            158
Canon                                         18,300            967
Capcom                                         1,000             20
Central Japan Railway                             57            590
Cosmo Oil                                     47,000            267
Create S D                                     1,700             39
Fujitsu Frontech                               1,600             14
Hudson Soft*                                   1,600             22
IBJ Leasing                                    1,600             34
JFE Shoji Holdings                            12,000             90
Kawasaki Kisen Kaisha                             75              1
KDDI                                              75            498
Kobayashi Pharmaceutical                       1,800             62
Kyoei Steel                                    1,300             36
Leopalace21                                    6,600            209
Mandom                                         1,300             32
Marubeni                                      93,000            892
Marudai Food                                   5,000             17
Matsushita Electric Works                      6,000             75
Mitsubishi UFJ Lease & Finance                 1,700             76
Mitsui OSK Lines                                 600              9
Nippon Mining Holdings                        52,000            523
Nippon Oil                                    49,000            436
Nippon Steel                                     400              3
Nissan Shatai                                 20,000            124
NTT Data                                          89            373
Pacific Management                                71            108
Saizeriya                                        900             14
Santen Pharmaceutical                             35              1
Seiko Holdings                                 5,000             45
Sojitz                                        64,900            324
Sumco                                         17,900            919
Sumikin Bussan                                 3,000             13
Sumitomo                                      36,400            705
Sumitomo Metal Mining                          3,000             73
Taihei Kogyo                                   6,000             40
Tokyo Electron                                    27              2
Tokyo Tekko                                    2,000             11
Toyota Boshoku                                 2,811             73
Yamaha Motor                                   6,100            172
Yamato Kogyo                                   2,300            109
Yamazen                                        2,000             14
                                                       --------------
Total Japan                                                   8,326
---------------------------------------------------------------------
Luxembourg - 0.1%
Millicom International Cellular*               2,280            183
                                                       --------------
Total Luxembourg                                                183
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Malaysia - 0.2%
Genting                                       44,000   $        101
SP Setia                                      56,000            138
WCT Engineering                               69,333            131
                                                       --------------
Total Malaysia                                                  370
---------------------------------------------------------------------
Mexico - 0.1%
GEO SA de CV, Ser B*                          23,600            129
                                                       --------------
Total Mexico                                                    129
---------------------------------------------------------------------
Netherlands - 2.1%
Aegon                                         18,601            337
Draka Holding                                    830             45
Heineken                                       6,680            423
Hunter Douglas                                   454             45
ING Groep                                     34,452          1,454
Koninklijke Ahold*                            12,330            156
Nutreco Holding                                  119              9
Royal Dutch Shell, Cl A                       48,936          1,900
Royal KPN                                     36,139            559
Unilever                                         708             22
                                                       --------------
Total Netherlands                                             4,950
---------------------------------------------------------------------
New Zealand - 0.1%
Contact Energy                                 8,411             59
Fletcher Building                             17,666            168
                                                       --------------
Total New Zealand                                               227
---------------------------------------------------------------------
Norway - 0.0%
Cermaq                                         1,400             26
                                                       --------------
Total Norway                                                     26
---------------------------------------------------------------------
Philippines - 0.2%
Ayala                                         16,080            186
Jollibee Foods                                28,000             30
Union Bank of Philippines                    112,900            149
Universal Robina                             228,000             81
                                                       --------------
Total Philippines                                               446
---------------------------------------------------------------------
Russia - 0.2%
Pharmstandard*                                 2,200            133
Sberbank*                                     75,000            300
Unified Energy System*                       107,000            146
                                                       --------------
Total Russia                                                    579
---------------------------------------------------------------------
Singapore - 0.2%
Jardine Cycle & Carriage                       9,000             94
Midas Holdings                                85,000             70
Neptune Orient Lines                          16,000             58
Singapore Airlines                             9,000            114
Singapore Exchange                            11,000             69
Singapore Telecommunications                  64,600            147
                                                       --------------
Total Singapore                                                 552
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
South Africa - 0.3%
Anglo Platinum                                   611   $         84
MTN Group                                     10,800            152
Standard Bank Group                           12,400            176
Truworths International                       39,000            198
                                                       --------------
Total South Africa                                              610
---------------------------------------------------------------------
South Korea - 0.3%
Daegu Bank                                     8,100            159
Hynix Semiconductor*                           2,700            109
Lotte Shopping                                   270            105
Osstem Implant*                                2,700            112
SSCP*                                          5,300            162
                                                       --------------
Total South Korea                                               647
---------------------------------------------------------------------
Sweden - 0.6%
Atlas Copco, Cl A                             24,200            416
Electrolux, Cl B                              13,100            328
JM                                             2,616             79
Skandinaviska Enskilda Banken, Cl A              600             20
Volvo, Cl B                                   32,366            595
                                                       --------------
Total Sweden                                                  1,438
---------------------------------------------------------------------
Switzerland - 0.3%
Compagnie Financiere Richemont, Cl A             277             18
Credit Suisse Group                            3,360            219
Geberit                                          100             16
Swiss Life Holding*                               80             20
Zurich Financial Services                      1,874            546
                                                       --------------
Total Switzerland                                               819
---------------------------------------------------------------------
Thailand - 0.2%
CP Seven Eleven                              435,000            154
Home Product Center                          609,000             96
Kasikornbank                                  87,000            209
                                                       --------------
Total Thailand                                                  459
---------------------------------------------------------------------
United Kingdom - 2.3%
Antofagasta                                   69,910          1,019
Ashtead                                       34,661            100
AstraZeneca                                    9,968            515
Aviva                                          1,000             14
Barclays                                      11,605            163
BP                                               500              6
British Airways*                              41,173            328
BT Group                                     217,388          1,378
CSR*                                           3,292             48
Dana Petroleum*                                1,931             42
Eurocastle Investment                            829             34
Halfords Group                                 1,900             15
HBOS                                           8,670            169
Imperial Tobacco Group                         3,183            140
International Power                            1,409             12
---------------------------------------------------------------------



---------------------------------------------------------------------
                                        Shares/Face
 Description                            Amount (000)     Value (000)
 ---------------------------------------------------------------------
 United Kingdom - continued
 Kazakhmys                                      4,890   $        124
 Kelda Group                                    1,076             18
 Marks & Spencer Group                          9,333            119
 National Express Group                         5,800            134
 NETeller*                                     10,959             15
 Next                                             704             27
 Petrofac                                       3,786             33
 Reckitt Benckiser                                582             31
 Resolution                                    31,736            422
 Rio Tinto                                        500             36
 Royal Bank of Scotland Group                  27,192            324
 Royal Dutch Shell, Cl B                        3,447            136
 SIG                                            1,600             42
 Sportingbet*                                  10,641             11
 Tate & Lyle                                    1,823             21
 Thus Group*                                   12,959             43
                                                        --------------
 Total United Kingdom                                          5,519
                                                        --------------
 Total Foreign Common Stock (Cost $39,368)                    46,657
 ---------------------------------------------------------------------
 Foreign Preferred Stock - 0.0%
 Germany - 0.0%
 Porsche                                           57            104
                                                        --------------
 Total Germany                                                   104
                                                        --------------
 Total Foreign Preferred Stock (Cost $43)                        104
 ---------------------------------------------------------------------
 Investment Company - 0.2%
 Index Fund-Midcap - 0.1%
 iShares Russell Midcap Value Index Fund          900            133
                                                        --------------
 Total Index Fund-Midcap                                         133
 Index Fund-Growth-Small Cap - 0.1%
 iShares Russell 2000 Growth Index Fund         1,385            114
                                                        --------------
 Total Index Fund-Growth-Small Cap                               114
                                                        --------------
 Total Investment Company (Cost $235)                            247
 ---------------------------------------------------------------------
 U.S. Government Agency Obligations - 5.5%
 Federal Home Loan Mortgage
    Corporation
    6.500%, 04/01/35                  $             5              5
    6.000%, 08/01/29                                9              9
    5.894%, 12/01/36                              369            369
    5.875%, 03/21/11                               25             26
    5.857%, 01/01/37                              461            463
    5.783%, 03/01/37                              128            128
    5.500%, 09/01/17                               11             11
    5.500%, 09/01/19                               44             44
    5.500%, 08/01/20                              239            237
    5.500%, 02/01/21                               40             40
    5.500%, 02/01/21                              212            209
    5.500%, 09/01/21                                4              4
    5.500%, 11/01/36                               57             55
    5.500%, 05/01/37                              640            619
 ---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
U.S. Government Agency Obligations - continued
   5.400%, 03/17/21                  $           245   $        241
   5.265%, 04/01/37                              325            321
   5.000%, 10/16/09                              180            179
   5.000%, 07/01/21                              333            323
   5.000%, 05/01/22                              248            240
Federal Home Loan Mortgage
   Corporation - Gold
   6.500%, 08/01/37                               25             25
   6.000%, 07/01/37                              280            278
   6.000%, 08/01/37                            1,060          1,051
   5.500%, 04/01/22                              115            113
   5.500%, 06/01/22                              174            172
   5.500%, 12/01/36                              147            142
   5.000%, 11/01/21                               61             59
Federal Home Loan Mortgage
   Corporation MTN
   5.250%, 02/24/11                              225            224
Federal National Conventional Loan
   6.000%, 02/01/37                              298            296
   5.500%, 11/01/36                              691            667
   5.500%, 12/01/36                            1,011            977
Federal National Mortgage
   Association
   6.500%, 03/01/35                              121            122
   6.250%, 02/01/11                              275            286
   6.000%, 01/01/29                               87             87
   6.000%, 12/15/31                              355            360
   6.000%, 05/01/33                               61             60
   6.000%, 07/01/36                              267            265
   6.000%, 08/01/36                               52             52
   6.000%, 09/01/36                               87             86
   6.000%, 11/01/36                              203            201
   6.000%, 11/01/36                              307            304
   6.000%, 12/01/36                              193            192
   5.500%, 03/01/20                               29             28
   5.500%, 04/01/21                              126            125
   5.500%, 05/01/21                               76             75
   5.500%, 11/01/21                              233            231
   5.500%, 06/01/35                                1              1
   5.500%, 01/01/36                              301            292
   5.500%, 02/01/36                              170            165
   5.500%, 03/01/36                              147            142
   5.500%, 03/01/36                              249            241
   5.500%, 04/01/36                              170            165
   5.500%, 11/01/36                              487            471
   5.125%, 01/02/14                              100             99
   5.000%, 03/01/20                               63             61
   5.000%, 05/01/37                              149            139
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
U.S. Government Agency Obligations - continued
Federal National Mortgage
   Association TBA
   6.500%, 08/15/37                  $         1,175   $      1,187
                                                       --------------
Total U.S. Government Agency Obligations
(Cost $13,033)                                               12,964
---------------------------------------------------------------------
Corporate Bonds - 3.1%
Abbott Laboratories
   5.600%, 05/15/11                              185            186
Alcoa
   5.900%, 02/01/27                               30             28
American General Finance, Ser G
   MTN
   5.375%, 09/01/09                               70             70
Ameriprise Financial
   5.350%, 11/15/10                               60             60
Amgen
   4.000%, 11/18/09                               35             34
AOL Time Warner
   6.875%, 05/01/12                               90             94
Apache
   5.250%, 04/15/13                              195            192
AT&T Wireless
   8.750%, 03/01/31                               40             50
   7.875%, 03/01/11                               65             70
Bank of America
   5.375%, 08/15/11                              180            179
   5.375%, 06/15/14                               30             29
Bank One
   5.900%, 11/15/11                               95             97
   5.250%, 01/30/13                               90             89
Canadian National Railway
   5.800%, 06/01/16                              100            100
Canadian National Resources
   5.700%, 05/15/17                              145            140
Caterpillar Financial Services
   5.050%, 12/01/10                              100            100
ChevronTexaco
   3.500%, 09/17/07                              150            150
Chubb
   4.934%, 11/16/07                               70             70
Cisco Systems
   5.500%, 02/22/16                               60             59
   5.250%, 02/22/11                              145            144
Citigroup
   5.100%, 09/29/11                              165            163
Columbus Southern Power, Ser C
   5.500%, 03/01/13                               65             64
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - continued
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007

---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Comcast
   5.900%, 03/15/16                  $           105   $        102
   5.875%, 02/15/18                               30             29
   5.300%, 01/15/14                               45             43
Conocophillips Canada
   5.625%, 10/15/16                              100             98
Costco Wholesale
   5.500%, 03/15/17                               55             54
CRH America
   6.000%, 09/30/16                               25             25
DaimlerChrysler
   4.750%, 01/15/08                              115            115
Deutsche Telekom
   8.000%, 06/15/10                              170            182
Dominion Resources, Ser A
   5.600%, 11/15/16                               25             24
ERP Operating LP
   5.750%, 06/15/17                              185            179
   5.125%, 03/15/16                               50             47
Federal Home Loan Bank
   5.250%, 11/03/09                              455            455
FedEx
   5.500%, 08/15/09                               55             55
FPL Group Capital
   5.625%, 09/01/11                              210            212
General Electric Capital, Ser A MTN
   4.375%, 03/03/12                               75             72
General Electric Capital, Ser G MTN
   5.720%, 08/22/11                              100            100
Hartford Financial Services Group
   5.375%, 03/15/17                               45             43
Hospira
   6.050%, 03/30/17                               30             30
HSBC Finance
   6.375%, 10/15/11                              145            146
International Lease Finance MTN
   5.750%, 06/15/11                               40             40
   5.650%, 06/01/14                              170            170
John Deere Capital
   5.400%, 10/17/11                               55             55
John Deere Capital, Ser D MTN
   4.400%, 07/15/09                              110            108
Masco
   6.125%, 10/03/16                               25             24
Metlife
   5.375%, 12/15/12                               50             50
   5.000%, 06/15/15                               85             81
Midamerican Energy Holdings
   5.875%, 10/01/12                              200            203
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Morgan Stanley
   4.000%, 01/15/10                  $            85   $         82
Nextel Communications, Ser E
   6.875%, 10/31/13                              105            101
Pepsico
   5.150%, 05/15/12                               60             60
PNC Funding
   4.200%, 03/10/08                               45             45
Prologis Trust
   7.100%, 04/15/08                               30             30
Prudential Financial, Ser B MTN
   5.100%, 09/20/14                               45             43
PSE&G Power
   7.750%, 04/15/11                               85             91
   6.950%, 06/01/12                               55             58
PSI Energy
   6.050%, 06/15/16                               40             40
SBC Communications
   5.625%, 06/15/16                               45             43
   5.100%, 09/15/14                              125            118
Schering-Plough
   6.750%, 12/01/33                               45             49
   5.550%, 12/01/13                              115            115
Shell International
   5.625%, 06/27/11                              100            102
Simon Property Group
   5.750%, 12/01/15                               35             35
Southern Power, Ser B
   6.250%, 07/15/12                               55             56
Telecom Italia Capital
   4.000%, 11/15/08                              180            176
Time Warner
   6.500%, 11/15/36                               30             28
Time Warner Cable 144A
   5.850%, 05/01/17                               55             53
Union Pacific
   3.875%, 02/15/09                              190            186
Virginia Electric Power, Ser A
   6.000%, 05/15/37                               30             29
Wachovia MTN
   5.700%, 08/01/13                              150            150
Wal-mart Stores
   4.550%, 05/01/13                               50             48
Washington Mutual Financial
   6.875%, 05/15/11                               40             42
Weatherford International 144A
   6.350%, 06/15/17                              275            281
   5.950%, 06/15/12                               45             46
Weyerhaeuser
   5.950%, 11/01/08                               15             15
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Corporate Bonds - continued
Willis North America
   6.200%, 03/28/17                  $            30   $         30
Wyeth
   5.500%, 02/01/14                               70             69
Xcel Energy 144A
   5.613%, 04/01/17                              173            169
                                                       --------------
Total Corporate Bonds (Cost $7,381)                           7,300
---------------------------------------------------------------------
Mortgage Related - 1.4%
Banc of America Mortgage CMO,
   Ser 2004-8, Cl 3A1
   5.250%, 10/25/19                              443            431
Banc of America Mortgage CMO,
   Ser D, Cl 2A4(A)
   4.775%, 05/25/35                              210            208
Bear Stearns CMBS,
   Ser 2004-PWR5, Cl A4
   4.831%, 07/11/42                              155            149
Bear Stearns CMBS,
   Ser 2005-T20, Cl A2(A)
   5.127%, 10/12/42                              175            173
Bear Stearns CMBS,
   Ser 2006-PW13, Cl A4
   5.540%, 09/11/41                              220            214
Bear Stearns CMBS,
   Ser 2006-T22, Cl A2(A)
   5.466%, 04/12/38                              215            215
Chase Mortgage Finance CMO,
   Ser 2006-A1, Cl 2A2(A)
   6.083%, 09/25/36                              280            283
Chase Mortgage Finance CMO,
   Ser 2006-A1, Cl 4A1(A)
   6.053%, 09/25/36                              206            204
Chase Mortgage Finance,
   Ser 2007-A1, Cl 12A2
   5.944%, 03/25/37                              480            485
Citigroup CMO, Ser 2004-C2, Cl A3
   4.380%, 10/15/41                              260            250
JP Morgan Chase CMO,
   Ser 2004-CBX, Cl A4
   4.529%, 01/12/37                              140            135
JP Morgan Chase CMO,
   Ser 2005-LDP1, Cl A2
   4.625%, 03/15/46                              143            140
Prime Mortgage Trust CMO,
   Ser 2005-2, Cl 1A3
   5.250%, 07/25/20                              292            285
Wells Fargo CMO,
   Ser 2006-11, Cl A8
   6.000%, 09/25/36                              194            192
                                                       --------------
Total Mortgage Related (Cost $3,391)                          3,364
---------------------------------------------------------------------



---------------------------------------------------------------------
                                          Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Foreign Bonds - 0.7%
Bundesrepublik, Ser 03 (EUR)
   4.750%, 07/04/34                               55   $         78
Bundesrepublik, Ser 02 (EUR)
   5.000%, 07/04/12                               60             85
Bundesrepublik, Ser 04 (EUR)
   3.750%, 01/04/15                               63             83
Bundesrepublik, Ser 05 (EUR)
   3.500%, 01/04/16                               70             89
Canada (CAD)
   5.750%, 06/01/33                               70             78
   5.250%, 06/01/13                               86             84
Citigroup, Ser INTL (JPY)
   2.400%, 10/31/25                            5,000             40
Development Bank of Japan,
   Ser INTL (JPY)
   1.750%, 03/17/17                           20,000            167
Netherlands Government (EUR)
   4.250%, 07/15/13                               60             82
Nykredit (DKK)
   4.000%, 01/01/08                            1,500            275
Swedish Goverment, Ser 3105 (SEK)
   3.500%, 12/01/15                            1,300            242
United Kingdom Gilt (GBP)
   4.000%, 09/07/16                              170            316
                                                       --------------
Total Foreign Bonds (Cost $1,558)                             1,619
---------------------------------------------------------------------
U.S. Treasury Obligations - 5.6%
U.S. Treasury Bonds
   7.500%, 11/15/16                  $            50             60
   5.375%, 02/15/31                              730            771
   4.625%, 02/15/17                              910            898
   4.500%, 03/31/12                            1,390          1,383
   4.500%, 02/15/36                            1,135          1,061
U.S. Treasury Notes
   4.875%, 08/15/09                               60             61
   4.750%, 05/31/12                              560            564
   4.750%, 05/15/14                            1,070          1,073
   4.625%, 11/15/09                              705            706
   4.625%, 02/29/12                            1,200          1,201
   4.500%, 11/30/11                            1,115          1,111
   4.500%, 11/15/15                              275            271
   4.500%, 05/15/17                            1,885          1,845
   3.875%, 07/15/10                            2,260          2,219
                                                       --------------
Total U.S. Treasury Obligations (Cost $13,243)               13,224
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Warrants - 0.6%
Asian Paints 144A, expires
   06/15/09*                                   8,200   $        184
Bharat Heavy Electricals 144A,
   expires 05/12/08*                           4,300            185
Grasim Industries 144A, expires
   05/22/09*                                   1,650            122
Infosys Technology 144A, expires
   08/21/09*                                   4,700            231
IVRCL Infrastructures & Projects
   144A, expires 11/17/08*                    24,300            234
Nicholas Piramal India 144A, expires
   10/26/09*                                  22,200            149
Taiwan Semiconductor 144A,
   expires 02/01/12*                             235              1
TXC 144A, expires 01/27/12*                   63,000            144
Tianjin Port 144A, expires 08/04/09*         132,000            105
                                                       --------------
Total Warrants (Cost $1,103)                                  1,355
---------------------------------------------------------------------
Money Market Fund - 4.4%
Evergreen Select Money Market Fund,
   Institutional Class, 5.22% (C)         10,299,428         10,299
                                                       --------------
Total Money Market Fund (Cost $10,299)                       10,299
---------------------------------------------------------------------
Total Investments - 101.2% (Cost $216,151)                  237,260
---------------------------------------------------------------------
Other Assets and Liabilities, Net - (1.2%)                   (2,757)
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $    234,503
---------------------------------------------------------------------



As of July 31, 2007, the Fund had the following forward foreign currency contracts outstanding:
                                                          Unrealized
  Settlement        Currency            Currency        Appreciation/
     Date          to Deliver          to Receive       (Depreciation)
  -----------  ------------------   ----------------   ----------------
   9/12/2007   EUR       (448,180)  AUD      719,074       $ (1,575)
   9/12/2007   GBP        (92,186)  AUD      223,859          3,108
   9/12/2007   JPY    (11,762,220)  AUD      119,656          1,795
   9/12/2007   USD       (109,374)  CAD      116,845            305
   9/12/2007   USD       (167,112)  DKK      924,446          3,083
   9/12/2007   AUD           (980)  EUR          592            (21)
   9/12/2007   CAD       (118,536)  EUR       81,140           (103)
   9/12/2007   DKK     (1,212,096)  EUR      162,624           (355)
   9/12/2007   GBP       (228,259)  EUR      334,103         (5,617)
   9/12/2007   SEK     (1,197,011)  EUR      128,000         (2,690)
   9/12/2007   USD     (4,600,562)  EUR    3,415,550         78,797
   9/12/2007   USD       (533,791)  GBP      270,672         15,646
   9/12/2007   EUR       (776,779)  JPY  126,319,760          8,557
   9/12/2007   USD       (670,879)  JPY   80,579,285         13,431
   9/12/2007   EUR       (108,874)  NOK      884,818          2,837
   9/12/2007   USD        (83,700)  NOK      505,866          3,199
   9/12/2007   JPY     (7,721,866)  NZD       85,504            (68)
   9/12/2007   EUR       (189,205)  SEK    1,754,422          1,751
   9/12/2007   JPY    (47,198,007)  SEK    2,675,624         (1,349)
   9/12/2007   AUD        (38,303)  USD       31,332         (1,218)
   9/12/2007   EUR        (59,337)  USD       80,117         (1,174)
   9/12/2007   NOK       (235,000)  USD       40,352             14
   9/12/2007   SEK     (1,747,301)  USD      250,084         (9,822)
                                                           --------

                                                           $108,531
                                                           --------

For descriptions of abbreviations and footnotes, please refer to page 131.



The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Performance Highlights

o For the one-year period ended July 31, 2007, the Fund's Class A shares gained 18.76% at net asset value, while the S&P 1500 Index returned 16.10%.

o During the one-year period, the Fund's absolute gains were impacted positively by Clay Finlay Inc.'s emerging markets mandate, Acadian Asset Management, Inc.'s international equity mandate and Copper Rock Capital Partners, LLC's small-cap growth strategy.

o Thompson, Siegel & Walmsley LLC's small-cap value mandate and Heitman Real Estate Securities LLC's REIT mandate detracted from absolute performance while Liberty Ridge Capital, Inc.'s focused strategy contributed less than other mandates to the Fund's overall gains.

o At the individual stock level, personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance.

o On the other hand, agricultural commodity and product firm Archer-Daniels-Midland, software systems provider Comverse Technology (no longer a Fund holding) and specialty eatery Starbucks were among the Fund's primary detractors.


Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended July 31, 2007, the Old Mutual Asset Allocation Growth Portfolio's (the "Fund") Class A shares gained 18.76% at net asset value, while the S&P 1500 Index returned 16.10%. Performance for all share classes can be found on page 71.

Q.   What investment environment did the Fund face during the past year?

A. Ibbotson Associates Advisors, LLC ("Ibbotson") analyzes 13 asset classes for inclusion in the Fund. During the period, returns for all of these asset classes exceeded Ibbotson's long-term expectations except real estate and small-cap value. Growth stocks led value stocks; mid-caps outperformed large- and small-cap stocks; a falling dollar helped international equities post strong gains; and, while the yield curve remained flat compared to historical standards, bond returns were relatively typical. Volatility, as measured by standard deviations for all asset classes, was low compared to historical standards.

Q.   Which market factors influenced the Fund's relative performance?

A. The factors noted above combined to produce a healthy overall investment environment for the Fund. Strong performance in emerging markets and international equities impacted the Fund's performance positively during the period while real estate negatively impacted returns. The exceptionally high returns in equity real estate investment trusts ("REITs") over the previous few years and resulting high valuations have been widely publicized. Ibbotson's long-term target allocation to real estate in the Fund is 3%, but Ibbotson lowered this allocation to 2% in April 2005. While that reduction hurt the Fund's relative performance prior to February 2007 as REITs continued to perform exceptionally well, REITs have given back some of their gains and the decision is starting to pay off.

     Media attention has recently been focused on the conditions of the sub-prime mortgage market. This is partially attributable to some highly leveraged hedge funds (some of which belong to prominent Wall Street firms), which became almost insolvent. The deep pockets of the owners prevented a market-wide fire sale, but high-yield securities, which started the year with terrific returns, declined in June and July.

     While Ibbotson believes that value stocks are positioned to outperform growth stocks over the long term, the firm has maintained equal weightings between growth and value in the Fund since December 2005. The Fund was positioned relatively well for the outperformance of growth stocks relative to value stocks given Ibbotson's current position.

Q.   How did portfolio composition affect Fund performance?

A. Twelve Fund mandates produced positive returns and two produced negative returns. During the one-year period, the Fund's absolute gains were impacted positively by Clay Finlay Inc.'s emerging markets mandate, Acadian Asset Management, Inc.'s international equity mandate and Copper Rock Capital Partners, LLC's small-cap growth strategy. Thompson, Siegel & Walmsley LLC's small-cap value mandate and Heitman Real Estate Securities LLC's REIT mandate detracted from absolute performance while Liberty Ridge Capital, Inc.'s focused strategy contributed less than other mandates to the Fund's overall gains. At the individual stock level, personal computer and related products designer, manufacturer and marketer Apple; Latin American cellular communication services provider NII Holdings and semiconductor manufacturer Nvidia contributed to the Fund's absolute performance. On the other hand, agricultural commodity and product firm Archer-Daniels-Midland, software systems provider Comverse Technology (no longer a Fund holding) and specialty eatery Starbucks were among the Fund's primary detractors.


                                               Asset Allocation Growth Portfolio

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


Top Ten Holdings
as of July 31, 2007

Royal Dutch Shell, Cl A      1.0%
------------------------------------
NII Holdings                 1.0%
------------------------------------
Apple                        0.9%
------------------------------------
Nvidia                       0.8%
------------------------------------
ENI                          0.8%
------------------------------------
Cisco Systems                0.8%
------------------------------------
BT Group                     0.7%
------------------------------------
Google, Cl A                 0.7%
------------------------------------
Boeing                       0.7%
------------------------------------
BNP Paribas                  0.7%
------------------------------------
As a % of Total
Fund Investments             8.1%
------------------------------------


Q.   What is the investment outlook?

A. Ibbotson notes that overall the U.S. economy appears to be in good shape and expects it to continue to grow at a reasonable pace through 2007. Ibbotson also believes that the U.S. stock market seems fairly priced at present and that large-cap stocks appear more attractive than small-cap stocks in the near term, from both a valuation and momentum perspective. Ibbotson intends to maintain an overweight of U.S. large-cap stocks relative to U.S. small-cap stocks.

     Ibbotson notes that upward pressure on U.S. inflation and U.S. interest rates will likely be seen over the next two to three years, affecting intermediate- and long-maturity bond yields. While Ibbotson sees no clear direction in the near future for long-term yields, it expects the yield curve to become steeper in the long run. To that end, the strategic asset allocation consultant will continue an overweight of the short-term end of the yield curve and an underweight of the intermediate- and long-term ends of the curve.


Asset Allocation Growth Portfolio

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of July 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            1 Year              Annualized
                                                                 Inception Date             Return           Since Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                                          9/30/04                11.97%                13.63%
Class A without load                                                 9/30/04                18.76%                16.03%
Class C with deferred sales load                                     9/30/04                16.86%                15.16%
Class C without deferred sales load                                  9/30/04                17.86%                15.16%
Class Z                                                              12/09/05               19.09%                14.73%
Institutional Class                                                  9/30/04                19.00%                16.31%
S&P 1500 Index                                                       9/30/04                16.10%                12.27%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 2.22% and 1.60%; 2.93% and 2.35%; 1.93% and 1.35%; 1.68% and 1.35%,
respectively. Expenses for Class Z shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                           9/30/04     7/31/05     7/31/06     7/31/07
 Asset Allocation Growth Portfolio, Institutional Class    $10,000     $11,711     $12,892     $15,341
 Asset Allocation Growth Portfolio, Class A                 $9,425     $11,019     $12,093     $14,362
 Asset Allocation Growth Portfolio, Class C                $10,000     $11,615     $12,657     $14,917
 S&P 1500 Index                                            $10,000     $11,359     $11,954     $13,879


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                    72.1%
Foreign Common Stock            24.1%
Cash Equivalent                  2.5%
Warrants                         0.7%
Foreign Preferred Stock          0.3%
Investment Companies             0.3%
                               100.0%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Common Stock - 72.4%
Advanced Materials/Products - 0.1%
Hexcel*                                        6,400   $        139
                                                       --------------
Total Advanced Materials/Products                               139
---------------------------------------------------------------------
Advertising Sales - 0.1%
Focus Media Holding ADR*                       2,600            107
                                                       --------------
Total Advertising Sales                                         107
---------------------------------------------------------------------
Advertising Services - 0.1%
inVentiv Health*                               2,950            105
                                                       --------------
Total Advertising Services                                      105
---------------------------------------------------------------------
Aerospace/Defense - 1.6%
Aerovironment*                                 2,860             56
Boeing                                        12,479          1,291
General Dynamics                               9,100            715
Rockwell Collins                              11,460            787
Teledyne Technologies*                         1,640             73
                                                       --------------
Total Aerospace/Defense                                       2,922
---------------------------------------------------------------------
Aerospace/Defense-Equipment - 0.4%
Alliant Techsystems*                           2,650            263
B/E Aerospace*                                 8,981            364
DRS Technologies                               1,436             75
Goodrich                                         700             44
                                                       --------------
Total Aerospace/Defense-Equipment                               746
---------------------------------------------------------------------
Agricultural Chemicals - 0.8%
Agrium                                         4,400            184
CF Industries Holdings                         1,500             86
Monsanto                                      17,000          1,096
                                                       --------------
Total Agricultural Chemicals                                  1,366
---------------------------------------------------------------------
Agricultural Operations - 0.2%
Archer-Daniels-Midland                         9,704            326
Tejon Ranch*                                   1,710             68
                                                       --------------
Total Agricultural Operations                                   394
---------------------------------------------------------------------
Airlines - 0.1%
AMR*                                           6,400            158
Delta Air Lines*                               1,250             22
Southwest Airlines                               279              4
UAL*                                           1,165             52
US Airways Group*                                880             27
                                                       --------------
Total Airlines                                                  263
---------------------------------------------------------------------
Apparel Manufacturers - 0.0%
Carter's*                                      3,400             72
Gymboree*                                        280             12
                                                       --------------
Total Apparel Manufacturers                                      84
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Appliances - 0.0%
Whirlpool                                        587   $         60
                                                       --------------
Total Appliances                                                 60
---------------------------------------------------------------------
Applications Software - 0.5%
Citrix Systems*                                1,555             56
Intuit*                                        1,725             50
Microsoft                                     24,600            713
Nuance Communications*                         2,620             43
Red Hat*                                       2,610             54
Visual Sciences*                               2,563             44
                                                       --------------
Total Applications Software                                     960
---------------------------------------------------------------------
Auction House/Art Dealer - 0.0%
Sotheby's                                      1,920             82
                                                       --------------
Total Auction House/Art Dealer                                   82
---------------------------------------------------------------------
Audio/Video Products - 0.0%
DTS*                                           1,295             27
                                                       --------------
Total Audio/Video Products                                       27
---------------------------------------------------------------------
Auto-Cars/Light Trucks - 0.2%
Ford Motor*                                   29,688            252
General Motors                                 5,458            177
                                                       --------------
Total Auto-Cars/Light Trucks                                    429
---------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original - 0.0%
Amerigon*                                      2,229             36
                                                       --------------
Total Auto/Truck Parts & Equipment-Original                      36
---------------------------------------------------------------------
Batteries/Battery Systems - 0.0%
EnerSys*                                       2,000             36
                                                       --------------
Total Batteries/Battery Systems                                  36
---------------------------------------------------------------------
Beverages-Non-Alcoholic - 0.2%
Coca-Cola                                      5,000            260
Coca-Cola Bottling                             1,260             66
                                                       --------------
Total Beverages-Non-Alcoholic                                   326
---------------------------------------------------------------------
Brewery - 0.2%
Cia Cervecerias Unidas ADR                     3,300            123
Molson Coors Brewing, Cl B                     3,400            302
                                                       --------------
Total Brewery                                                   425
---------------------------------------------------------------------
Broadcast Services/Programming - 0.0%
Clear Channel Communications                     122              4
                                                       --------------
Total Broadcast Services/Programming                              4
---------------------------------------------------------------------
Building & Construction-Miscellaneous - 0.1%
Orascom Construction GDR                         850            120
                                                       --------------
Total Building & Construction-Miscellaneous                     120
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Building Products-Air & Heating - 0.1%
AAON                                           3,100   $         93
                                                       --------------
Total Building Products-Air & Heating                            93
---------------------------------------------------------------------
Building Products-Cement/Aggregate - 0.1%
Martin Marietta Materials                        930            127
                                                       --------------
Total Building Products-Cement/Aggregate                        127
---------------------------------------------------------------------
Building Products-Light Fixtures - 0.1%
Genlyte Group*                                 2,100            146
                                                       --------------
Total Building Products-Light Fixtures                          146
---------------------------------------------------------------------
Building-Heavy Construction - 0.1%
Washington Group International*                2,250            181
                                                       --------------
Total Building-Heavy Construction                               181
---------------------------------------------------------------------
Building-Mobile Home/Manufactured Housing - 0.0%
Williams Scotsman International*                 580             16
                                                       --------------
Total Building-Mobile Home/Manufactured Housing                  16
---------------------------------------------------------------------
Cable TV - 0.4%
Comcast, Cl A*                                13,455            352
DIRECTV Group*                                14,116            316
                                                       --------------
Total Cable TV                                                  668
---------------------------------------------------------------------
Casino Hotels - 0.5%
Harrah's Entertainment                            35              3
MGM Mirage*                                   10,995            804
                                                       --------------
Total Casino Hotels                                             807
---------------------------------------------------------------------
Casino Services - 0.0%
International Game Technology                  2,250             79
                                                       --------------
Total Casino Services                                            79
---------------------------------------------------------------------
Cellular Telecommunications - 1.7%
Alltel                                           118              8
America Movil, Ser L ADR                       2,620            157
MetroPCS Communications*                      20,775            761
Millicom International Cellular                2,060            165
NII Holdings*                                 20,563          1,728
Tim Participacoes ADR                          3,500            121
Turkcell Iletisim ADR                          7,362            130
                                                       --------------
Total Cellular Telecommunications                             3,070
---------------------------------------------------------------------
Chemicals-Diversified - 0.5%
Celanese, Ser A                                4,400            165
E.I. du Pont de Nemours                       12,890            602
Lyondell Chemical                              1,095             49
Olin                                           1,455             31
                                                       --------------
Total Chemicals-Diversified                                     847
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Chemicals-Specialty - 0.3%
Hercules                                       5,320   $        111
Lubrizol                                       4,200            263
Terra Industries*                              6,650            163
                                                       --------------
Total Chemicals-Specialty                                       537
---------------------------------------------------------------------
Coal - 0.2%
Alpha Natural Resources*                       2,340             42
Arch Coal                                      1,285             38
Consol Energy                                  3,500            146
Massey Energy                                  2,800             60
Peabody Energy                                 2,210             93
                                                       --------------
Total Coal                                                      379
---------------------------------------------------------------------
Commercial Banks Non-US - 0.2%
Banco Itau Holding Financeira ADR*             5,100            233
Kazkommertsbank GDR*                           2,600             47
                                                       --------------
Total Commercial Banks Non-US                                   280
---------------------------------------------------------------------
Commercial Banks-Central US - 0.3%
Bank Mutual                                    7,250             76
First Busey                                    2,800             54
First Midwest Bancorp                          1,500             49
Heartland Financial USA                        2,150             37
Irwin Financial                                6,690             78
MB Financial                                   4,100            131
Oak Hill Financial                               700             20
Old Second Bancorp                             2,400             66
                                                       --------------
Total Commercial Banks-Central US                               511
---------------------------------------------------------------------
Commercial Banks-Eastern US - 0.0%
Independent Bank                               2,400             65
                                                       --------------
Total Commercial Banks-Eastern US                                65
---------------------------------------------------------------------
Commercial Banks-Southern US - 0.1%
Colonial BancGroup                            11,700            255
                                                       --------------
Total Commercial Banks-Southern US                              255
---------------------------------------------------------------------
Commercial Banks-Western US - 0.2%
AmericanWest Bancorp                           2,700             41
Centennial Bank Holdings*                     13,100             86
Community Bancorp*                               312              7
Glacier Bancorp                                2,650             51
ITLA Capital                                   1,650             70
Silver State Bancorp*                          2,950             55
Sterling Financial                             2,500             57
SVB Financial Group*                             900             47
                                                       --------------
Total Commercial Banks-Western US                               414
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Commercial Services - 0.3%
Alliance Data Systems*                           610   $         47
Arbitron                                       1,390             69
ChoicePoint*                                   1,370             53
eTelecare Global Solutions ADR*                7,000            107
ExlService Holdings*                           3,068             52
PHH*                                           2,650             77
Steiner Leisure*                               2,100             88
                                                       --------------
Total Commercial Services                                       493
---------------------------------------------------------------------
Commercial Services-Finance - 0.1%
Wright Express*                                3,130            107
                                                       --------------
Total Commercial Services-Finance                               107
---------------------------------------------------------------------
Communications Software - 0.1%
Avid Technology*                               3,410            110
DivX*                                          3,050             41
                                                       --------------
Total Communications Software                                   151
---------------------------------------------------------------------
Computer Aided Design - 0.0%
Parametric Technology*                         4,650             82
                                                       --------------
Total Computer Aided Design                                      82
---------------------------------------------------------------------
Computer Services - 0.1%
Cognizant Tech Solutions, Cl A*                1,210             98
Electronic Data Systems                        1,135             31
Perot Systems, Cl A*                           3,030             46
Syntel                                         1,232             44
                                                       --------------
Total Computer Services                                         219
---------------------------------------------------------------------
Computer Software - 0.1%
Double-Take Software*                          4,196             64
Omniture*                                      3,090             71
                                                       --------------
Total Computer Software                                         135
---------------------------------------------------------------------
Computers - 2.3%
Apple*                                        12,800          1,686
Dell*                                          4,790            134
Hewlett-Packard                               23,694          1,091
International Business Machines                4,851            537
Research In Motion*                            2,990            640
Sun Microsystems*                              3,230             16
                                                       --------------
Total Computers                                               4,104
---------------------------------------------------------------------
Computers-Integrated Systems - 0.1%
NCI, Cl A*                                     3,770             59
Radisys*                                       3,000             35
Riverbed Technology*                             660             29
                                                       --------------
Total Computers-Integrated Systems                              123
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Computers-Memory Devices - 0.5%
EMC*                                          44,765   $        829
Xyratex*                                       3,300             73
                                                       --------------
Total Computers-Memory Devices                                  902
---------------------------------------------------------------------
Computers-Peripheral Equipment - 0.0%
Electronics for Imaging*                       3,210             84
                                                       --------------
Total Computers-Peripheral Equipment                             84
---------------------------------------------------------------------
Consulting Services - 0.3%
Advisory Board*                                1,405             72
FTI Consulting*                                4,988            205
Huron Consulting Group*                          855             58
LECG*                                          3,590             50
MAXIMUS                                        1,890             79
                                                       --------------
Total Consulting Services                                       464
---------------------------------------------------------------------
Consumer Products-Miscellaneous - 0.0%
Kimberly-Clark                                   912             61
                                                       --------------
Total Consumer Products-Miscellaneous                            61
---------------------------------------------------------------------
Containers-Metal/Glass - 0.2%
Owens-Illinois*                               10,300            412
                                                       --------------
Total Containers-Metal/Glass                                    412
---------------------------------------------------------------------
Containers-Paper/Plastic - 0.1%
Pactiv*                                           62              2
Sealed Air                                     8,300            226
                                                       --------------
Total Containers-Paper/Plastic                                  228
---------------------------------------------------------------------
Cruise Lines - 0.3%
Carnival                                      10,983            487
                                                       --------------
Total Cruise Lines                                              487
---------------------------------------------------------------------
Data Processing/Management - 0.2%
Acxiom                                         2,680             68
Automatic Data Processing                      4,440            206
Commvault Systems*                             3,785             64
Fair Isaac                                       390             15
First Data                                       302             10
                                                       --------------
Total Data Processing/Management                                363
---------------------------------------------------------------------
Dental Supplies & Equipment - 0.1%
Patterson*                                       745             27
Sirona Dental Systems*                         2,400             85
                                                       --------------
Total Dental Supplies & Equipment                               112
---------------------------------------------------------------------
Diagnostic Equipment - 0.1%
Gen-Probe*                                     1,390             88
                                                       --------------
Total Diagnostic Equipment                                       88
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Diagnostic Kits - 0.1%
Inverness Medical Innovations*                 2,400   $        116
                                                       --------------
Total Diagnostic Kits                                           116
---------------------------------------------------------------------
Dialysis Centers - 0.0%
DaVita*                                          330             18
Dialysis Corp of America*                      5,840             58
                                                       --------------
Total Dialysis Centers                                           76
---------------------------------------------------------------------
Direct Marketing - 0.0%
Valuevision Media, Cl A*                       5,280             48
                                                       --------------
Total Direct Marketing                                           48
---------------------------------------------------------------------
Distribution/Wholesale - 0.1%
Bell Microproducts*                            1,450              9
Fastenal                                       2,320            105
Owens & Minor                                  2,600            100
                                                       --------------
Total Distribution/Wholesale                                    214
---------------------------------------------------------------------
Diversified Manufacturing Operations - 1.8%
3M                                             6,400            569
Dover                                          6,980            356
General Electric                              21,000            814
Honeywell International                        9,721            559
Illinois Tool Works                           11,746            647
Tyco International                             7,286            344
                                                       --------------
Total Diversified Manufacturing Operations                    3,289
---------------------------------------------------------------------
Diversified Minerals - 0.2%
Cia Vale do Rio Doce ADR                       4,400            216
Oglebay Norton*                                4,900            147
                                                       --------------
Total Diversified Minerals                                      363
---------------------------------------------------------------------
Diversified Operations - 0.0%
Resource America, Cl A                         2,250             34
Walter Industries                              1,690             42
                                                       --------------
Total Diversified Operations                                     76
---------------------------------------------------------------------
Drug Delivery Systems - 0.1%
Hospira*                                       2,500             97
                                                       --------------
Total Drug Delivery Systems                                      97
---------------------------------------------------------------------
E-Commerce/Products - 0.1%
Blue Nile*                                       700             53
Submarino GDR 144A                             1,200             95
                                                       --------------
Total E-Commerce/Products                                       148
---------------------------------------------------------------------
E-Commerce/Services - 0.1%
Expedia*                                       1,473             39
Liberty Media - Interactive, Cl A*             2,345             49
Priceline.com*                                   880             56
                                                       --------------
Total E-Commerce/Services                                       144
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
E-Services/Consulting - 0.1%
GSI Commerce*                                  5,130   $        114
Perficient*                                    5,267            104
                                                       --------------
Total E-Services/Consulting                                     218
---------------------------------------------------------------------
Educational Software - 0.1%
Blackboard*                                    1,690             75
SkillSoft ADR*                                 8,500             72
                                                       --------------
Total Educational Software                                      147
---------------------------------------------------------------------
Electric Products-Miscellaneous - 0.2%
Emerson Electric                               8,048            379
                                                       --------------
Total Electric Products-Miscellaneous                           379
---------------------------------------------------------------------
Electric-Integrated - 1.5%
Centerpoint Energy                            20,400            336
CMS Energy                                       322              5
Dominion Resources                             4,800            404
DTE Energy                                     6,800            315
Duke Energy                                   16,644            284
Edison International                           4,052            214
Entergy                                        6,301            630
Otter Tail                                     2,800             83
Pike Electric*                                 4,000             79
PPL                                            7,300            344
TXU                                              213             14
                                                       --------------
Total Electric-Integrated                                     2,708
---------------------------------------------------------------------
Electronic Components-Miscellaneous - 0.3%
AU Optronics ADR                               5,200             88
Celestica*                                    15,930             94
Flextronics International*                     2,200             25
Hon Hai Precision GDR*                         1,440             24
Hon Hai Precision GDR 144A                     9,715            161
Tyco Electronics                               3,664            131
                                                       --------------
Total Electronic Components-Miscellaneous                       523
---------------------------------------------------------------------
Electronic Components-Semiconductors - 1.9%
Broadcom, Cl A*                               22,495            738
DSP Group*                                    10,035            179
Ikanos Communications*                         8,410             60
International Rectifier*                         540             20
Intersil, Cl A                                 3,150             92
Microchip Technology                           1,660             60
Micron Technology*                             1,670             20
Microsemi*                                     4,250             99
Netlogic Microsystems*                         2,315             70
NVIDIA*                                       31,710          1,451
QLogic*                                        2,195             29
Samsung Electronics GDR 144A                     990            326
Semtech*                                       1,095             18
Silicon Laboratories*                          1,050             37
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Electronic Components-Semiconductors - continued
SiRF Technology Holdings*                      3,150   $         74
Texas Instruments                              2,916            103
Volterra Semiconductor*                        2,280             26
Zoran*                                         2,050             39
                                                       --------------
Total Electronic Components-Semiconductors                    3,441
---------------------------------------------------------------------
Electronic Design Automation - 0.1%
Comtech Group*                                 4,855             69
Magma Design Automation*                       3,210             47
Synplicity*                                   12,420             87
                                                       --------------
Total Electronic Design Automation                              203
---------------------------------------------------------------------
Electronic Forms - 0.4%
Adobe Systems*                                18,295            737
                                                       --------------
Total Electronic Forms                                          737
---------------------------------------------------------------------
Electronic Measuring Instruments - 0.2%
Agilent Technologies*                          7,400            282
Itron*                                         1,280            102
                                                       --------------
Total Electronic Measuring Instruments                          384
---------------------------------------------------------------------
Electronic Parts Distribution - 0.1%
Arrow Electronics*                             5,700            218
                                                       --------------
Total Electronic Parts Distribution                             218
---------------------------------------------------------------------
Electronic Security Devices - 0.0%
Taser International*                           2,995             46
                                                       --------------
Total Electronic Security Devices                                46
---------------------------------------------------------------------
Electronics-Military - 0.2%
EDO                                            2,250             74
L-3 Communications Holdings                    2,900            283
                                                       --------------
Total Electronics-Military                                      357
---------------------------------------------------------------------
Energy-Alternate Sources - 0.1%
Covanta Holding*                               8,700            198
Evergreen Solar*                               3,870             32
                                                       --------------
Total Energy-Alternate Sources                                  230
---------------------------------------------------------------------
Engineering/R&D Services - 0.5%
Fluor                                          2,039            236
McDermott International*                       7,360            610
Shaw Group*                                    2,500            133
                                                       --------------
Total Engineering/R&D Services                                  979
---------------------------------------------------------------------
Engines-Internal Combustion - 0.3%
Cummins                                        5,235            621
                                                       --------------
Total Engines-Internal Combustion                               621
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Enterprise Software/Services - 0.9%
BMC Software*                                 11,400   $        328
Concur Technologies*                           2,014             48
Informatica*                                   3,300             46
Lawson Software*                               7,170             68
Open Text*                                     3,850             72
Oracle*                                       31,095            595
PROS Holdings*                                 2,900             36
Sybase*                                       10,900            259
Taleo, Cl A*                                   1,448             31
Ultimate Software Group*                       2,325             63
                                                       --------------
Total Enterprise Software/Services                            1,546
---------------------------------------------------------------------
Entertainment Software - 0.2%
Activision*                                    7,402            127
Electronic Arts*                               1,400             68
THQ*                                           2,485             71
                                                       --------------
Total Entertainment Software                                    266
---------------------------------------------------------------------
Environmental Consulting & Engineering - 0.1%
Tetra Tech*                                    4,900            103
                                                       --------------
Total Environmental Consulting & Engineering                    103
---------------------------------------------------------------------
Fiduciary Banks - 0.4%
Bank of New York Mellon                        9,973            425
Northern Trust                                 5,000            312
                                                       --------------
Total Fiduciary Banks                                           737
---------------------------------------------------------------------
Filtration/Separation Products - 0.2%
Clarcor                                        4,200            146
Pall                                           5,800            241
                                                       --------------
Total Filtration/Separation Products                            387
---------------------------------------------------------------------
Finance-Consumer Loans - 0.4%
Encore Capital Group*                          4,680             48
First Marblehead                               1,825             60
Nelnet, Cl A                                   3,320             58
SLM                                           11,558            568
                                                       --------------
Total Finance-Consumer Loans                                    734
---------------------------------------------------------------------
Finance-Credit Card - 0.2%
American Express                               5,000            293
Discover Financial Services*                   2,719             62
                                                       --------------
Total Finance-Credit Card                                       355
---------------------------------------------------------------------
Finance-Investment Banker/Broker - 1.1%
Bear Stearns                                   2,100            255
Citigroup                                     13,214            615
Cowen*                                         3,100             44
Greenhill                                        505             29
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Finance-Investment Banker/Broker - continued
JPMorgan Chase                                15,655   $        689
KBW*                                             300              8
MF Global*                                       800             20
Morgan Stanley                                 5,129            328
optionsXpress Holdings                         2,120             53
                                                       --------------
Total Finance-Investment Banker/Broker                        2,041
---------------------------------------------------------------------
Finance-Mortgage Loan/Banker - 0.0%
Fannie Mae                                       307             18
                                                       --------------
Total Finance-Mortgage Loan/Banker                               18
---------------------------------------------------------------------
Finance-Other Services - 0.2%
Asset Acceptance Capital                      10,580            147
GFI Group*                                       745             56
NASDAQ Stock Market*                           3,100             95
                                                       --------------
Total Finance-Other Services                                    298
---------------------------------------------------------------------
Financial Guarantee Insurance - 0.1%
AMBAC Financial Group                            780             53
MGIC Investment                                3,579            138
                                                       --------------
Total Financial Guarantee Insurance                             191
---------------------------------------------------------------------
Food-Dairy Products - 0.1%
Dean Foods                                     4,400            127
Wimm-Bill-Dann Foods ADR                       1,450            136
                                                       --------------
Total Food-Dairy Products                                       263
---------------------------------------------------------------------
Food-Meat Products - 0.1%
Tyson Foods, Cl A                             10,249            218
                                                       --------------
Total Food-Meat Products                                        218
---------------------------------------------------------------------
Food-Miscellaneous/Diversified - 0.4%
Kraft Foods, Cl A                              8,940            293
Sara Lee                                      19,700            312
SunOpta*                                       3,850             43
                                                       --------------
Total Food-Miscellaneous/Diversified                            648
---------------------------------------------------------------------
Food-Retail - 0.1%
Great Atlantic & Pacific Tea                   3,300             96
X5 Retail Group GDR*                           3,450            107
                                                       --------------
Total Food-Retail                                               203
---------------------------------------------------------------------
Food-Wholesale/Distribution - 0.0%
United Natural Foods*                          2,090             57
                                                       --------------
Total Food-Wholesale/Distribution                                57
---------------------------------------------------------------------
Footwear & Related Apparel - 0.0%
Heelys*                                        2,050             45
Skechers U.S.A., Cl A*                         1,490             31
                                                       --------------
Total Footwear & Related Apparel                                 76
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Forestry - 0.1%
Plum Creek Timber                              6,100   $        237
                                                       --------------
Total Forestry                                                  237
---------------------------------------------------------------------
Gambling (Non-Hotel) - 0.1%
Pinnacle Entertainment*                        5,226            138
                                                       --------------
Total Gambling (Non-Hotel)                                      138
---------------------------------------------------------------------
Gas-Distribution - 0.0%
WGL Holdings                                     820             25
                                                       --------------
Total Gas-Distribution                                           25
---------------------------------------------------------------------
Golf - 0.0%
Callaway Golf                                    910             15
                                                       --------------
Total Golf                                                       15
---------------------------------------------------------------------
Hazardous Waste Disposal - 0.1%
Stericycle*                                    3,730            179
                                                       --------------
Total Hazardous Waste Disposal                                  179
---------------------------------------------------------------------
Health Care Cost Containment - 0.2%
Hooper Holmes*                                 3,520              9
Mckesson                                       6,536            378
                                                       --------------
Total Health Care Cost Containment                              387
---------------------------------------------------------------------
Hospital Beds/Equipment - 0.1%
Kinetic Concepts*                              4,300            264
                                                       --------------
Total Hospital Beds/Equipment                                   264
---------------------------------------------------------------------
Hotels & Motels - 0.1%
Hilton Hotels                                  1,408             62
Lodgian*                                       3,030             39
Marriott International, Cl A                   2,839            118
Wyndham Worldwide                              1,220             41
                                                       --------------
Total Hotels & Motels                                           260
---------------------------------------------------------------------
Human Resources - 0.4%
Hewitt Associates, Cl A*                      12,360            370
Hudson Highland Group*                         2,770             46
Kenexa*                                        1,296             46
Manpower                                       2,750            217
Monster Worldwide*                             2,290             89
                                                       --------------
Total Human Resources                                           768
---------------------------------------------------------------------
Import/Export - 0.0%
Castle Brands*                                 3,036             15
                                                       --------------
Total Import/Export                                              15
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Independent Power Producer - 0.0%
Calpine*                                       4,040   $         11
Mirant*                                          290             11
Reliant Energy*                                  925             24
                                                       --------------
Total Independent Power Producer                                 46
---------------------------------------------------------------------
Industrial Audio & Video Products - 0.0%
SRS Labs*                                      4,155             48
                                                       --------------
Total Industrial Audio & Video Products                          48
---------------------------------------------------------------------
Industrial Automation/Robot - 0.2%
Cognex                                         1,545             32
Intermec*                                      4,800            123
Rockwell Automation                            2,400            168
                                                       --------------
Total Industrial Automation/Robot                               323
---------------------------------------------------------------------
Industrial Gases - 0.7%
Air Products & Chemicals                         230             20
Praxair                                       16,035          1,228
                                                       --------------
Total Industrial Gases                                        1,248
---------------------------------------------------------------------
Instruments-Controls - 0.1%
Watts Water Technologies, Cl A                 2,500             87
                                                       --------------
Total Instruments-Controls                                       87
---------------------------------------------------------------------
Instruments-Scientific - 0.2%
PerkinElmer                                   13,100            365
                                                       --------------
Total Instruments-Scientific                                    365
---------------------------------------------------------------------
Insurance Brokers - 0.1%
Marsh & McLennan                               8,600            237
                                                       --------------
Total Insurance Brokers                                         237
---------------------------------------------------------------------
Internet Application Software - 0.1%
Cryptologic                                    1,380             29
DealerTrack Holdings*                          4,193            151
Interwoven*                                    3,700             52
Vocus*                                         1,177             33
                                                       --------------
Total Internet Application Software                             265
---------------------------------------------------------------------
Internet Financial Services - 0.1%
Authorize.net Holdings*                        4,405             76
Online Resources*                              6,810             75
                                                       --------------
Total Internet Financial Services                               151
---------------------------------------------------------------------
Internet Infrastructure Software - 0.2%
Akamai Technologies*                           1,320             45
F5 Networks*                                   1,520            132
Opsware*                                       6,333             89
Radvision Limited*                             1,540             26
                                                       --------------
Total Internet Infrastructure Software                          292
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Internet Security - 0.1%
Checkfree*                                       955   $         35
Ipass*                                         2,150             10
Symantec*                                     11,210            216
VeriSign*                                         66              2
                                                       --------------
Total Internet Security                                         263
---------------------------------------------------------------------
Investment Management/Advisory Services - 0.4%
Affiliated Managers Group*                     1,365            154
Franklin Resources                             3,380            431
Legg Mason                                     1,070             96
                                                       --------------
Total Investment Management/Advisory Services                   681
---------------------------------------------------------------------
Lasers-Systems/Components - 0.1%
Electro Scientific Industries*                 3,660             80
Newport*                                       4,700             62
                                                       --------------
Total Lasers-Systems/Components                                 142
---------------------------------------------------------------------
Life/Health Insurance - 0.2%
Cigna                                          6,600            341
                                                       --------------
Total Life/Health Insurance                                     341
---------------------------------------------------------------------
Linen Supply & Related Items - 0.0%
Cintas                                           955             35
                                                       --------------
Total Linen Supply & Related Items                               35
---------------------------------------------------------------------
Machine Tools & Related Products - 0.2%
Kennametal                                     4,900            376
                                                       --------------
Total Machine Tools & Related Products                          376
---------------------------------------------------------------------
Machinery-Construction & Mining - 0.6%
Bucyrus International, Cl A                    1,100             70
Caterpillar                                    9,345            736
Terex*                                         2,500            216
                                                       --------------
Total Machinery-Construction & Mining                         1,022
---------------------------------------------------------------------
Machinery-Electrical - 0.1%
Baldor Electric                                1,650             75
Franklin Electric                              2,450            114
                                                       --------------
Total Machinery-Electrical                                      189
---------------------------------------------------------------------
Machinery-General Industry - 0.2%
Manitowoc                                      1,880            146
Wabtec                                         3,700            151
                                                       --------------
Total Machinery-General Industry                                297
---------------------------------------------------------------------
Machinery-Print Trade - 0.0%
Zebra Technologies, Cl A*                        270             10
                                                       --------------
Total Machinery-Print Trade                                      10
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Medical Imaging Systems - 0.0%
IRIS International*                            2,148   $         34
                                                       --------------
Total Medical Imaging Systems                                    34
---------------------------------------------------------------------
Medical Information Systems - 0.4%
Cerner*                                       12,215            646
IMS Health                                     1,555             43
                                                       --------------
Total Medical Information Systems                               689
---------------------------------------------------------------------
Medical Instruments - 0.4%
Abaxis*                                        2,093             38
Cambridge Heart*                               3,980             15
Conceptus*                                     5,921             96
Medtronic                                      5,580            283
Micrus Endovascular*                           2,067             49
Natus Medical*                                 7,090            108
St. Jude Medical*                                815             35
Symmetry Medical*                              6,280             94
                                                       --------------
Total Medical Instruments                                       718
---------------------------------------------------------------------
Medical Labs & Testing Services - 0.2%
Covance*                                       1,120             79
Laboratory Corp of America Holdings*           3,000            222
                                                       --------------
Total Medical Labs & Testing Services                           301
---------------------------------------------------------------------
Medical Products - 0.6%
Baxter International                           9,312            490
Covidien                                       4,544            186
Henry Schein*                                  2,370            129
Orthofix International*                        1,270             55
PSS World Medical*                             6,200            107
Syneron Medical*                               1,610             38
Vital Signs                                    1,300             67
                                                       --------------
Total Medical Products                                        1,072
---------------------------------------------------------------------
Medical-Biomedical/Genetic - 0.7%
Cambrex                                        2,250             31
Celgene*                                       2,240            136
Genzyme*                                      10,560            666
Integra LifeSciences Holdings*                 2,150            107
Invitrogen*                                      535             38
Keryx Biopharmaceuticals*                      4,830             42
Lifecell*                                      2,955             91
Martek Biosciences*                            2,670             68
Orchid Cellmark*                               2,470             12
PDL BioPharma*                                 2,986             70
                                                       --------------
Total Medical-Biomedical/Genetic                              1,261
---------------------------------------------------------------------
Medical-Drugs - 2.3%
Angiotech Pharmaceuticals*                    24,405            169
Aspreva Pharmaceuticals*                       2,680             46
Axcan Pharma*                                  4,400             81
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Medical-Drugs - continued
Bristol-Myers Squibb                          19,059   $        542
Cephalon*                                      7,295            548
Indevus Pharmaceuticals*                       6,205             44
Medicis Pharmaceutical, Cl A                   1,220             35
Pfizer                                        41,778            982
Santarus*                                      9,495             46
Schering-Plough                               33,610            959
Valeant Pharmaceuticals International          3,980             62
Wyeth                                         13,126            637
                                                       --------------
Total Medical-Drugs                                           4,151
---------------------------------------------------------------------
Medical-Generic Drugs - 0.0%
Perrigo                                        2,890             54
                                                       --------------
Total Medical-Generic Drugs                                      54
---------------------------------------------------------------------
Medical-HMO - 0.4%
Humana*                                        1,277             82
WellPoint*                                     9,256            695
                                                       --------------
Total Medical-HMO                                               777
---------------------------------------------------------------------
Medical-Hospitals - 0.1%
Universal Health Services, Cl B                4,400            231
                                                       --------------
Total Medical-Hospitals                                         231
---------------------------------------------------------------------
Medical-Nursing Homes - 0.1%
Assisted Living Concepts, Cl A*                7,200             65
Skilled Healthcare Group, Cl A*                2,690             37
                                                       --------------
Total Medical-Nursing Homes                                     102
---------------------------------------------------------------------
Medical-Outpatient/Home Medical - 0.1%
Lincare Holdings*                              1,865             66
Radiation Therapy Services*                    4,980            141
                                                       --------------
Total Medical-Outpatient/Home Medical                           207
---------------------------------------------------------------------
Medical-Wholesale Drug Distributors - 0.4%
AmerisourceBergen                              5,200            245
Cardinal Health                                5,854            385
                                                       --------------
Total Medical-Wholesale Drug Distributors                       630
---------------------------------------------------------------------
Metal Processors & Fabricators - 0.8%
CIRCOR International                           2,300             92
Commercial Metals                              7,000            216
Haynes International*                          2,070            186
Ladish*                                        4,589            222
Precision Castparts                            1,860            255
Sterlite Industries ADR*                      23,925            389
                                                       --------------
Total Metal Processors & Fabricators                          1,360
---------------------------------------------------------------------
Metal Products-Distributors - 0.1%
AM Castle                                      4,300            142
                                                       --------------
Total Metal Products-Distributors                               142
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Metal-Aluminum - 0.1%
Alcoa                                          2,580   $         99
                                                       --------------
Total Metal-Aluminum                                             99
---------------------------------------------------------------------
Metal-Copper - 0.0%
Taseko Mines*                                  8,200             39
                                                       --------------
Total Metal-Copper                                               39
---------------------------------------------------------------------
Miscellaneous Manufacturing - 0.0%
Trimas*                                        6,180             73
                                                       --------------
Total Miscellaneous Manufacturing                                73
---------------------------------------------------------------------
Motion Pictures & Services - 0.0%
Macrovision*                                     900             21
                                                       --------------
Total Motion Pictures & Services                                 21
---------------------------------------------------------------------
Multi-Line Insurance - 1.7%
ACE                                               35              2
Allstate                                       7,725            411
American International Group                   8,500            545
Cincinnati Financial                           7,800            306
Hartford Financial Services Group              8,751            804
Loews                                          8,401            398
XL Capital, Cl A                               7,363            573
                                                       --------------
Total Multi-Line Insurance                                    3,039
---------------------------------------------------------------------
Multimedia - 0.1%
Entravision Communications, Cl A*              2,580             24
Gemstar-TV Guide International*                8,400             48
Walt Disney                                      820             27
                                                       --------------
Total Multimedia                                                 99
---------------------------------------------------------------------
Networking Products - 1.0%
Anixter International*                         1,300            108
Atheros Communications*                        1,540             43
Cisco Systems*                                46,945          1,357
Foundry Networks*                              1,030             18
Juniper Networks*                              4,420            132
Switch & Data Facilities*                      3,959             63
                                                       --------------
Total Networking Products                                     1,721
---------------------------------------------------------------------
Non-Ferrous Metals - 0.3%
Cameco                                        14,805            604
                                                       --------------
Total Non-Ferrous Metals                                        604
---------------------------------------------------------------------
Non-Hazardous Waste Disposal - 0.3%
Allied Waste Industries*                      20,795            268
Waste Management                               4,600            175
                                                       --------------
Total Non-Hazardous Waste Disposal                              443
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Office Automation & Equipment - 0.1%
Pitney Bowes                                   2,385   $        110
                                                       --------------
Total Office Automation & Equipment                             110
---------------------------------------------------------------------
Office Supplies & Forms - 0.2%
Avery Dennison                                 4,300            264
                                                       --------------
Total Office Supplies & Forms                                   264
---------------------------------------------------------------------
Oil & Gas Drilling - 0.2%
Atlas America                                  3,075            149
Diamond Offshore Drilling                      1,160            120
Patterson-UTI Energy                           4,170             95
Pride International*                           1,070             38
Rowan                                            650             27
                                                       --------------
Total Oil & Gas Drilling                                        429
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 1.8%
Arena Resources*                               1,040             57
ATP Oil & Gas*                                 1,550             70
Cabot Oil & Gas                                2,700             92
Denbury Resources*                             1,810             72
EnCana                                         4,800            293
Forest Oil*                                    2,600            105
Gazprom ADR                                    2,250             96
Goodrich Petroleum*                            2,300             69
Harvest Natural Resources*                     8,030             90
Murphy Oil                                     2,100            130
Newfield Exploration*                          4,700            226
NovaTek GDR*                                     600             32
Occidental Petroleum                          13,274            753
Parallel Petroleum*                            2,450             50
PetroHawk Energy*                              6,200             93
Southwestern Energy*                          18,870            767
Stone Energy*                                  2,310             75
Ultra Petroleum*                               1,370             76
                                                       --------------
Total Oil Companies-Exploration & Production                  3,146
---------------------------------------------------------------------
Oil Companies-Integrated - 1.7%
BP ADR*                                        3,100            215
Chevron                                        2,999            256
ConocoPhillips                                 9,847            796
Exxon Mobil                                    8,848            753
Hess                                           3,550            217
LUKOIL ADR                                     1,500            121
Marathon Oil                                   5,469            302
Petroleo Brasileiro ADR                        5,600            364
                                                       --------------
Total Oil Companies-Integrated                                3,024
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Oil Field Machinery & Equipment - 0.3%
Dresser-Rand Group*                            2,655   $         98
Grant Prideco*                                 2,210            124
National Oilwell Varco*                        1,840            221
T-3 Energy Services*                           1,990             69
                                                       --------------
Total Oil Field Machinery & Equipment                           512
---------------------------------------------------------------------
Oil Refining & Marketing - 0.1%
Tesoro                                         3,700            184
                                                       --------------
Total Oil Refining & Marketing                                  184
---------------------------------------------------------------------
Oil-Field Services - 1.3%
Hanover Compressor*                            2,045             49
Helix Energy Solutions Group*                  5,040            196
Hercules Offshore*                             2,850             86
Key Energy Services*                           5,100             78
North American Energy Partners*                4,400             76
Oceaneering International*                     1,900            107
Schlumberger                                  11,765          1,114
Superior Energy Services*                      3,350            135
Tetra Technologies*                            3,200             89
W-H Energy Services*                           3,420            219
Willbros Group*                                2,200             69
                                                       --------------
Total Oil-Field Services                                      2,218
---------------------------------------------------------------------
Paper & Related Products - 0.3%
Abitibi-Consolidated                          65,175            154
Bowater                                        2,740             54
Domtar*                                       20,325            193
MeadWestvaco                                   1,400             46
Neenah Paper                                   1,315             51
Smurfit-Stone Container*                       2,680             32
                                                       --------------
Total Paper & Related Products                                  530
---------------------------------------------------------------------
Pharmacy Services - 0.2%
Medco Health Solutions*                        3,721            302
Omnicare                                       1,400             47
                                                       --------------
Total Pharmacy Services                                         349
---------------------------------------------------------------------
Physical Practice Management - 0.1%
Pediatrix Medical Group*                       4,000            216
                                                       --------------
Total Physical Practice Management                              216
---------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers - 0.1%
Psychiatric Solutions*                         4,350            148
                                                       --------------
Total Physical Therapy/Rehabilitation Centers                   148
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Pipelines - 0.6%
El Paso                                       20,740   $        345
Oneok                                          3,300            167
Questar                                        3,200            165
Spectra Energy*                               12,872            328
                                                       --------------
Total Pipelines                                               1,005
---------------------------------------------------------------------
Platinum - 0.0%
Stillwater Mining*                             2,140             19
                                                       --------------
Total Platinum                                                   19
---------------------------------------------------------------------
Power Conversion/Supply Equipment - 0.1%
Delta Electronics GDR                          5,271            104
                                                       --------------
Total Power Conversion/Supply Equipment                         104
---------------------------------------------------------------------
Printing-Commercial - 0.2%
RR Donnelley & Sons                            7,355            311
                                                       --------------
Total Printing-Commercial                                       311
---------------------------------------------------------------------
Private Corrections - 0.1%
Geo Group*                                     5,540            153
                                                       --------------
Total Private Corrections                                       153
---------------------------------------------------------------------
Property/Casualty Insurance - 0.6%
Arch Capital Group*                            4,800            334
Safeco                                         4,950            290
Travelers                                      3,930            200
WR Berkley                                     8,850            260
                                                       --------------
Total Property/Casualty Insurance                             1,084
---------------------------------------------------------------------
Publishing-Books - 0.1%
Courier                                        2,200             83
Scholastic*                                      210              7
                                                       --------------
Total Publishing-Books                                           90
---------------------------------------------------------------------
Publishing-Newspapers - 0.1%
Gannett                                        4,321            216
                                                       --------------
Total Publishing-Newspapers                                     216
---------------------------------------------------------------------
Publishing-Periodicals - 0.0%
Playboy Enterprises, Cl B*                     6,590             72
                                                       --------------
Total Publishing-Periodicals                                     72
---------------------------------------------------------------------
Quarrying - 0.0%
Vulcan Materials                                  69              7
                                                       --------------
Total Quarrying                                                   7
---------------------------------------------------------------------
Radio - 0.1%
Radio One, Cl D*                               9,290             57
XM Satellite Radio Holdings, Cl A*             3,230             37
                                                       --------------
Total Radio                                                      94
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Real Estate Management/Services - 0.2%
CB Richard Ellis Group, Cl A*                  7,922   $        277
                                                       --------------
Total Real Estate Management/Services                           277
---------------------------------------------------------------------
Real Estate Operation/Development - 0.2%
Brookfield Properties                         13,055            295
                                                       --------------
Total Real Estate Operation/Development                         295
---------------------------------------------------------------------
Recreational Centers - 0.0%
Town Sports*                                   3,800             65
                                                       --------------
Total Recreational Centers                                       65
---------------------------------------------------------------------
Reinsurance - 0.9%
Allied World Assurance Holdings                  720             34
Aspen Insurance Holdings                       5,905            144
Berkshire Hathaway, Cl B*                         88            317
Endurance Specialty Holdings                   1,350             50
Everest Re Group                                 350             34
Montpelier Re Holdings                         7,885            125
PartnerRe                                      5,050            359
Platinum Underwriters Holdings                 2,260             75
RenaissanceRe Holdings                         5,400            311
Validus Holdings*                              4,290             97
                                                       --------------
Total Reinsurance                                             1,546
---------------------------------------------------------------------
REITs-Apartments - 1.2%
Archstone-Smith Trust                          7,893            453
AvalonBay Communities                          4,976            537
BRE Properties                                 4,227            214
Camden Property Trust                          4,007            220
Equity Residential                            10,000            398
GMH Communities Trust                         10,317             87
UDR                                            7,917            183
                                                       --------------
Total REITs-Apartments                                        2,092
---------------------------------------------------------------------
REITs-Diversified - 0.7%
Colonial Properties Trust                      6,328            219
Digital Realty Trust                           5,897            195
PS Business Parks                              1,073             55
Vornado Realty Trust                           7,387            791
                                                       --------------
Total REITs-Diversified                                       1,260
---------------------------------------------------------------------
REITs-Hotels - 0.6%
Ashford Hospitality Trust                      3,220             33
DiamondRock Hospitality                        7,770            131
Host Hotels & Resorts                         24,077            508
LaSalle Hotel Properties                       6,474            259
Strategic Hotels & Resorts                     1,439             31
                                                       --------------
Total REITs-Hotels                                              962
---------------------------------------------------------------------
REITs-Manufactured Homes - 0.1%
Equity Lifestyle Properties                    2,616            119
                                                       --------------
Total REITs-Manufactured Homes                                  119
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
REITs-Mortgage - 0.1%
Annaly Capital Management                      2,160   $         31
CapitalSource                                  1,180             23
MFA Mortgage Investments                       5,560             39
                                                       --------------
Total REITs-Mortgage                                             93
---------------------------------------------------------------------
REITs-Office Property - 1.0%
Alexandria Real Estate Equities                  656             57
American Financial Realty Trust                5,170             45
BioMed Realty Trust                            8,151            178
Boston Properties                              7,092            670
Corporate Office Properties                    7,330            276
Kilroy Realty                                  1,563            101
SL Green Realty                                3,313            402
                                                       --------------
Total REITs-Office Property                                   1,729
---------------------------------------------------------------------
REITs-Regional Malls - 1.1%
General Growth Properties                      9,587            460
Simon Property Group                          12,365          1,070
Taubman Centers                                6,522            314
                                                       --------------
Total REITs-Regional Malls                                    1,844
---------------------------------------------------------------------
REITs-Shopping Centers - 0.8%
Acadia Realty Trust                            3,487             80
Developers Diversified Realty                  1,341             64
Federal Realty Investment Trust                3,382            254
Kimco Realty                                   9,878            369
Kite Realty Group Trust                        6,321            101
Regency Centers                                5,562            361
Tanger Factory Outlet Centers                  3,084            103
                                                       --------------
Total REITs-Shopping Centers                                  1,332
---------------------------------------------------------------------
REITs-Storage - 0.3%
Public Storage                                 7,316            513
                                                       --------------
Total REITs-Storage                                             513
---------------------------------------------------------------------
REITs-Warehouse/Industrial - 0.5%
AMB Property                                   6,512            347
Prologis                                       9,924            565
                                                       --------------
Total REITs-Warehouse/Industrial                                912
---------------------------------------------------------------------
Rental Auto/Equipment - 0.1%
Avis Budget Group*                               420             11
H&E Equipment Services*                        6,080            165
RSC Holdings*                                  2,470             52
                                                       --------------
Total Rental Auto/Equipment                                     228
---------------------------------------------------------------------
Retail-Apparel/Shoe - 0.6%
Abercrombie & Fitch, Cl A                      6,110            427
Aeropostale*                                   2,540             97
AnnTaylor Stores*                              2,400             76
Childrens Place Retail Stores*                 1,900             65
Footstar                                       5,340             24
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Retail-Apparel/Shoe - continued
Kenneth Cole Productions, Cl A                 2,650   $         56
Men's Wearhouse                                4,900            242
Syms*                                          3,820             56
                                                       --------------
Total Retail-Apparel/Shoe                                     1,043
---------------------------------------------------------------------
Retail-Automobile - 0.0%
Group 1 Automotive                             2,030             76
                                                       --------------
Total Retail-Automobile                                          76
---------------------------------------------------------------------
Retail-Building Products - 0.1%
Home Depot                                     5,000            186
                                                       --------------
Total Retail-Building Products                                  186
---------------------------------------------------------------------
Retail-Computer Equipment - 0.1%
GameStop, Cl A*                                5,470            221
                                                       --------------
Total Retail-Computer Equipment                                 221
---------------------------------------------------------------------
Retail-Consumer Electronics - 0.0%
Best Buy                                          49              2
                                                       --------------
Total Retail-Consumer Electronics                                 2
---------------------------------------------------------------------
Retail-Discount - 0.0%
Citi Trends*                                   1,580             52
Wal-Mart Stores                                  740             34
                                                       --------------
Total Retail-Discount                                            86
---------------------------------------------------------------------
Retail-Drug Store - 0.9%
CVS Caremark                                  28,251            994
Rite Aid*                                     42,200            232
Walgreen                                       8,070            357
                                                       --------------
Total Retail-Drug Store                                       1,583
---------------------------------------------------------------------
Retail-Jewelry - 0.1%
Movado Group                                   3,250             92
                                                       --------------
Total Retail-Jewelry                                             92
---------------------------------------------------------------------
Retail-Major Department Store - 0.3%
JC Penney                                      8,740            595
                                                       --------------
Total Retail-Major Department Store                             595
---------------------------------------------------------------------
Retail-Office Supplies - 0.1%
Office Depot*                                  6,813            170
                                                       --------------
Total Retail-Office Supplies                                    170
---------------------------------------------------------------------
Retail-Pet Food & Supplies - 0.1%
PetSmart                                       4,290            139
                                                       --------------
Total Retail-Pet Food & Supplies                                139
---------------------------------------------------------------------
Retail-Propane Distribution - 0.1%
Star Gas Partners LP*                         36,530            146
                                                       --------------
Total Retail-Propane Distribution                               146
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Retail-Regional Department Store - 0.1%
Dillard's, Cl A                                7,000   $        209
Kohl's*                                           32              2
                                                       --------------
Total Retail-Regional Department Store                          211
---------------------------------------------------------------------
Retail-Restaurants - 0.3%
BJ's Restaurants*                              1,350             27
Cheesecake Factory*                            1,255             31
Starbucks*                                    16,455            439
                                                       --------------
Total Retail-Restaurants                                        497
---------------------------------------------------------------------
Retail-Sporting Goods - 0.1%
Dick's Sporting Goods*                         1,370             77
Zumiez*                                        1,470             54
                                                       --------------
Total Retail-Sporting Goods                                     131
---------------------------------------------------------------------
Retail-Video Rental - 0.0%
Blockbuster, Cl A*                             4,155             18
                                                       --------------
Total Retail-Video Rental                                        18
---------------------------------------------------------------------
Retirement/Aged Care - 0.0%
Emeritus*                                      1,800             44
                                                       --------------
Total Retirement/Aged Care                                       44
---------------------------------------------------------------------
S&L/Thrifts-Central US - 0.0%
Citizens First Bancorp                         1,700             32
Franklin Bank*                                 2,600             28
                                                       --------------
Total S&L/Thrifts-Central US                                     60
---------------------------------------------------------------------
S&L/Thrifts-Eastern US - 0.3%
Brookline Bancorp                              8,280             85
Clifton Savings Bancorp                        6,300             63
Dime Community Bancshares                      6,550             73
Flushing Financial                             5,100             76
Investors Bancorp*                             5,500             66
KNBT Bancorp                                   3,700             49
NewAlliance Bancshares                         5,200             70
Provident New York Bancorp                     8,250            113
                                                       --------------
Total S&L/Thrifts-Eastern US                                    595
---------------------------------------------------------------------
S&L/Thrifts-Southern US - 0.0%
BankUnited Financial, Cl A                     3,450             58
                                                       --------------
Total S&L/Thrifts-Southern US                                    58
---------------------------------------------------------------------
S&L/Thrifts-Western US - 0.4%
PFF Bancorp                                    3,400             57
Provident Financial Holdings                   2,550             49
Washington Federal                            14,425            325
Washington Mutual                              4,876            183
                                                       --------------
Total S&L/Thrifts-Western US                                    614
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Schools - 0.2%
Capella Education*                             1,885   $         84
ITT Educational Services*                      1,110            117
Learning Tree International*                   6,320             84
Strayer Education                                715            109
                                                       --------------
Total Schools                                                   394
---------------------------------------------------------------------
Semiconductor Components-Integrated Circuits - 0.7%
Cirrus Logic*                                  8,900             65
Cypress Semiconductor*                         5,350            134
Integrated Device Technology*                  5,600             91
Maxim Integrated Products                     25,885            820
Powertech Technology GDR                      18,200            172
                                                       --------------
Total Semiconductor Components-Integrated Circuits            1,282
---------------------------------------------------------------------
Semiconductor Equipment - 0.1%
Brooks Automation*                             2,580             45
Cabot Microelectronics*                          750             32
Tessera Technologies*                          2,240             92
Ultratech*                                     3,750             47
                                                       --------------
Total Semiconductor Equipment                                   216
---------------------------------------------------------------------
Specified Purpose Acquisition - 0.0%
Marathon Acquisition*                          2,990             29
                                                       --------------
Total Specified Purpose Acquisition                              29
---------------------------------------------------------------------
Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                   1,830             26
TMK GDR                                        1,400             56
TMK GDR 144A                                   2,000             80
                                                       --------------
Total Steel Pipe & Tube                                         162
---------------------------------------------------------------------
Steel-Producers - 0.3%
Nucor                                          3,383            170
Olympic Steel                                  1,100             29
United States Steel                            2,834            278
                                                       --------------
Total Steel-Producers                                           477
---------------------------------------------------------------------
Steel-Specialty - 0.4%
Allegheny Technologies                         7,060            741
                                                       --------------
Total Steel-Specialty                                           741
---------------------------------------------------------------------
Super-Regional Banks-US - 1.1%
Bank of America                               13,679            648
Capital One Financial                         12,309            871
Wells Fargo                                   11,746            397
                                                       --------------
Total Super-Regional Banks-US                                 1,916
---------------------------------------------------------------------
Telecommunications Equipment - 0.2%
CommScope*                                       854             47
Comtech Telecommunications*                    2,100             91
OpNext*                                        3,032             37
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Telecommunications Equipment - continued
Plantronics                                    3,455   $         97
Tollgrade Communications*                      4,770             49
                                                       --------------
Total Telecommunications Equipment                              321
---------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics - 0.0%
JDS Uniphase*                                  2,080             30
                                                       --------------
Total Telecommunications Equipment-Fiber Optics                  30
---------------------------------------------------------------------
Telecommunications Services - 0.6%
Amdocs*                                        6,360            230
Cbeyond*                                       1,074             38
Embarq                                         4,400            272
MasTec*                                        5,490             75
Orbcomm*                                       5,536             85
RCN*                                           3,880             69
Time Warner Telecom, Cl A*                    11,280            221
                                                       --------------
Total Telecommunications Services                               990
---------------------------------------------------------------------
Telephone-Integrated - 1.2%
AT&T                                          26,850          1,052
General Communication, Cl A*                   6,600             76
IDT, Cl B*                                     5,550             55
Level 3 Communications*                        7,890             41
Verizon Communications                        18,867            804
                                                       --------------
Total Telephone-Integrated                                    2,028
---------------------------------------------------------------------
Television - 0.0%
Sinclair Broadcast Group, Cl A                 2,595             34
                                                       --------------
Total Television                                                 34
---------------------------------------------------------------------
Textile-Home Furnishings - 0.1%
Mohawk Industries*                             2,600            234
                                                       --------------
Total Textile-Home Furnishings                                  234
---------------------------------------------------------------------
Therapeutics - 0.6%
Gilead Sciences*                              23,175            863
ImClone Systems*                               1,000             33
Medicines*                                     3,715             59
Theravance*                                    2,285             61
Warner Chilcott, Cl A*                         2,015             36
                                                       --------------
Total Therapeutics                                            1,052
---------------------------------------------------------------------
Tobacco - 1.1%
Altria Group                                  11,863            788
Imperial Tobacco Group ADR                     9,201            807
UST                                            7,456            399
                                                       --------------
Total Tobacco                                                 1,994
---------------------------------------------------------------------
Tools-Hand Held - 0.3%
Stanley Works                                  8,756            484
                                                       --------------
Total Tools-Hand Held                                           484
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Transactional Software - 0.1%
Innerworkings*                                 5,642   $         75
VeriFone Holdings*                             1,780             65
                                                       --------------
Total Transactional Software                                    140
---------------------------------------------------------------------
Transport-Air Freight - 0.0%
ABX Air*                                       4,550             33
                                                       --------------
Total Transport-Air Freight                                      33
---------------------------------------------------------------------
Transport-Equipment & Leasing - 0.1%
GATX                                           1,240             56
Genesis Lease ADR*                             3,330             86
Greenbrier                                       600             20
                                                       --------------
Total Transport-Equipment & Leasing                             162
---------------------------------------------------------------------
Transport-Marine - 0.1%
Overseas Shipholding Group                     2,600            202
                                                       --------------
Total Transport-Marine                                          202
---------------------------------------------------------------------
Transport-Rail - 0.5%
Burlington Northern Santa Fe                   5,311            436
Canadian Pacific Railway                       3,800            281
CSX                                            4,741            225
Union Pacific                                     17              2
                                                       --------------
Total Transport-Rail                                            944
---------------------------------------------------------------------
Transport-Services - 0.1%
FedEx                                            613             68
Ryder System                                     280             15
UTI Worldwide                                  3,210             81
                                                       --------------
Total Transport-Services                                        164
---------------------------------------------------------------------
Transport-Truck - 0.1%
Forward Air                                    2,200             75
Heartland Express                              3,950             59
                                                       --------------
Total Transport-Truck                                           134
---------------------------------------------------------------------
Veterinary Diagnostics - 0.0%
VCA Antech*                                    1,960             77
                                                       --------------
Total Veterinary Diagnostics                                     77
---------------------------------------------------------------------
Vitamins & Nutrition Products - 0.1%
Herbalife                                      4,650            191
                                                       --------------
Total Vitamins & Nutrition Products                             191
---------------------------------------------------------------------
Water - 0.1%
Consolidated Water                             3,050             88
                                                       --------------
Total Water                                                      88
---------------------------------------------------------------------
Web Hosting/Design - 0.1%
Equinix*                                       2,305            200
                                                       --------------
Total Web Hosting/Design                                        200
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Web Portals/ISP - 0.9%
Gigamedia*                                    11,699   $        126
Google, Cl A*                                  2,548          1,299
Trizetto Group*                                5,100             82
                                                       --------------
Total Web Portals/ISP                                         1,507
---------------------------------------------------------------------
Wireless Equipment - 1.4%
American Tower, Cl A*                         28,890          1,203
Nokia ADR                                     15,936            456
Novatel Wireless*                              3,842             83
Qualcomm                                      13,705            571
RF Micro Devices*                             10,800             75
                                                       --------------
Total Wireless Equipment                                      2,388
---------------------------------------------------------------------
Wound, Burn & Skin Care - 0.0%
Obagi Medical Products*                        1,507             26
                                                       --------------
Total Wound, Burn & Skin Care                                    26
                                                       --------------
Total Common Stock (Cost $118,711)                          128,956
---------------------------------------------------------------------
Foreign Common Stock - 24.2%
Australia - 1.7%
BHP Billiton                                  35,954          1,144
BlueScope Steel                                  340              3
Caltex Australia                               5,091            107
Centennial Coal                                8,233             23
Coles Group                                    1,147             14
Commander Communications                       3,400              3
Leighton Holdings                             11,660            383
Minara Resources                               8,356             44
Perilya                                        5,984             24
Qantas Airways                               139,281            675
Sally Malay Mining*                            6,151             19
Santos                                         3,846             43
Straits Resources                              5,607             20
Tattersall's                                  91,029            377
Telstra                                        6,848             27
WorleyParsons                                  4,683            134
Zinifex                                        2,204             36
                                                       --------------
Total Australia                                               3,076
---------------------------------------------------------------------
Austria - 0.2%
Andritz                                        1,200             81
Voestalpine                                    4,262            355
                                                       --------------
Total Austria                                                   436
---------------------------------------------------------------------
Belgium - 1.0%
Belgacom                                       3,536            143
Delhaize Group                                 5,415            504
Dexia                                          1,429             41
Euronav                                           40              1
Fortis                                        25,042            987
KBC Groep                                        735             96
                                                       --------------
Total Belgium                                                 1,772
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Brazil - 0.3%
Banco do Brasil                                7,200   $        114
Gafisa                                         8,600            136
Kroton Educacional*                            4,350             99
Localiza Rent A Car                            8,200             84
Porto Seguro                                   2,800            107
                                                       --------------
Total Brazil                                                    540
---------------------------------------------------------------------
Canada - 0.2%
Canadian Imperial Bank of Commerce             3,400            295
Methanex                                         600             15
Petro-Canada                                     200             11
Sherritt International                         3,700             56
                                                       --------------
Total Canada                                                    377
---------------------------------------------------------------------
China - 0.1%
Industrial & Commercial Bank of
  China, Cl H                                208,000            126
Sino Techfibre                                24,000             25
                                                       --------------
Total China                                                     151
---------------------------------------------------------------------
Denmark - 0.1%
Jyske Bank                                       800             63
Norden                                         1,640            137
Topdanmark                                       300             51
                                                       --------------
Total Denmark                                                   251
---------------------------------------------------------------------
Finland - 0.4%
Metso                                          3,469            220
Outokumpu                                     13,272            411
Rautaruukki                                      600             39
                                                       --------------
Total Finland                                                   670
---------------------------------------------------------------------
France - 2.6%
BNP Paribas                                   11,587          1,273
Bouygues                                       5,801            465
Business Objects*                              3,169            143
Cap Gemini                                     5,095            335
CNP Assurances                                 1,154            151
Societe Generale                               6,407          1,101
Total                                          3,909            308
Vivendi                                       20,545            872
                                                       --------------
Total France                                                  4,648
---------------------------------------------------------------------
Germany - 2.6%
Allianz SE                                     2,547            542
Deutsche Bank                                     61              8
Deutsche Lufthansa                            13,560            380
E.ON                                           5,081            800
MAN                                            6,297            910
Norddeutsche Affinerie                         2,784            120
Salzgitter                                     3,242            659
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares           Value (000)
---------------------------------------------------------------------
Germany - continued
ThyssenKrupp                                  18,351   $      1,015
United Internet*                               4,130             73
Volkswagen                                       268             48
                                                       --------------
Total Germany                                                 4,555
---------------------------------------------------------------------
Hong Kong - 0.5%
China Everbright International               265,000            104
China Mobile                                  11,500            132
China Resources Enterprise                    38,000            150
CNOOC                                         98,000            117
Kingdee International Software Group         104,000            103
Orient Overseas International                 11,000            131
RC Group Holdings                              6,260             11
Vtech Holdings                                 8,155             72
                                                       --------------
Total Hong Kong                                                 820
---------------------------------------------------------------------
Indonesia - 0.3%
Astra International                           51,000            102
Bank Niaga                                   959,000             95
Bank Rakyat Indonesia                        160,000            107
Ciputra Development*                         882,000             86
Ramayana Lestari Sentosa                     976,000            102
                                                       --------------
Total Indonesia                                                 492
---------------------------------------------------------------------
Italy - 1.1%
Enel                                          38,656            399
ENI                                           39,342          1,377
Fiat                                           9,391            276
                                                       --------------
Total Italy                                                   2,052
---------------------------------------------------------------------
Japan - 4.4%
ABILIT                                         5,000             20
Alpine Electronics                             3,200             50
Aozora Bank                                   30,000            110
Asahi Pretec                                     700             22
Brother Industries                            13,000            187
Canon                                          9,600            507
Central Japan Railway                             60            621
Cosmo Oil                                     73,000            415
Cosmos Initia                                  2,000             11
Eizo Nanao                                       100              3
Fujitsu General*                               4,000             13
Hudson Soft*                                   1,300             18
JFE Holdings                                   8,700            597
JFE Shoji Holdings                            10,000             75
KDDI                                              36            239
Kobayashi Pharmaceutical                         900             31
Kohnan Shoji                                     900             12
Kyoei Steel                                      900             25
Leopalace21                                    4,300            136
Mandom                                           500             12
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Japan - continued
Marubeni                                      51,000   $        489
Mitsubishi UFJ Lease & Finance                 1,900             84
Mori Seiki                                     3,300            108
Morinaga Milk Industry*                        4,000             16
Nikon                                          1,000             32
Nippon Mining Holdings                        33,500            337
Nippon Oil                                    34,000            303
Nippon Steel                                     600              5
Nissan Shatai                                  3,000             19
Nisshin Oillio Group                           3,000             16
Nisshin Steel                                 34,000            149
NTT Data                                          99            415
Pacific Management                                55             83
Santen Pharmaceutical                            425             10
Seiko Epson                                    3,600            105
Seiko Holdings                                 9,000             80
Shinsho                                        3,000             11
Sumco                                         20,100          1,032
Sumikin Bussan                                 3,000             13
Sumitomo                                      32,900            637
Sumitomo Metal Mining                          9,000            218
Tokyo Leasing                                  1,100             14
Tokyo Tekko                                    3,000             16
Toyota Auto Body                                 900             15
Toyota Boshoku                                 5,600            145
Yamaha Motor                                   6,000            169
Yamato Kogyo                                   4,200            200
Yamazen                                        2,000             14
                                                       --------------
Total Japan                                                   7,839
---------------------------------------------------------------------
Malaysia - 0.2%
Genting                                       36,800             84
SP Setia                                      45,000            111
WCT Engineering                               61,333            116
                                                       --------------
Total Malaysia                                                  311
---------------------------------------------------------------------
Mexico - 0.1%
GEO SA de CV, Ser B*                          21,600            118
                                                       --------------
Total Mexico                                                    118
---------------------------------------------------------------------
Netherlands - 2.0%
Aegon                                            717             13
Draka Holding                                    801             44
Heineken                                       6,520            413
Hunter Douglas                                 1,240            122
ING Groep                                     26,744          1,129
OCE                                            2,303             53
Royal Dutch Shell, Cl A                       46,398          1,802
                                                       --------------
Total Netherlands                                             3,576
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
New Zealand - 0.2%
Air New Zealand                              127,093   $        257
Fletcher Building                              4,676             44
                                                       --------------
Total New Zealand                                               301
---------------------------------------------------------------------
Norway - 0.0%
Cermaq                                         1,900             35
                                                       --------------
Total Norway                                                     35
---------------------------------------------------------------------
Philippines - 0.3%
Ayala                                         17,760            205
Jollibee Foods                                36,000             39
Union Bank of Philippines                    100,900            134
Universal Robina                             204,000             72
                                                       --------------
Total Philippines                                               450
---------------------------------------------------------------------
Portugal - 0.0%
Energias de Portugal*                          3,700             21
                                                       --------------
Total Portugal                                                   21
---------------------------------------------------------------------
Russia - 0.4%
Novatek GDR*                                   2,500            133
Pharmstandard*                                 1,900            115
Sberbank                                      64,000            256
Unified Energy System                         96,000            131
                                                       --------------
Total Russia                                                    635
---------------------------------------------------------------------
Singapore - 0.7%
Jardine Cycle & Carriage                      17,000            178
Neptune Orient Lines                          52,000            189
SembCorp Industries                           17,000             63
Singapore Airlines*                           42,000            531
Singapore Exchange                            24,000            151
Singapore Petroleum                           19,000             81
Singapore Telecommunications                  29,450             67
                                                       --------------
Total Singapore                                               1,260
---------------------------------------------------------------------
South Africa - 0.3%
Anglo Platinum                                   550             76
MTN Group                                     10,650            150
Standard Bank Group                            9,750            138
Truworths International                       32,700            166
                                                       --------------
Total South Africa                                              530
---------------------------------------------------------------------
South Korea - 0.3%
Daegu Bank                                     7,000            137
Hynix Semiconductor*                           2,400             97
Lotte Shopping                                   240             94
Osstem Implant*                                2,400             99
SSCP*                                          4,400            135
                                                       --------------
Total South Korea                                               562
---------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Spain - 0.0%
Acerinox                                         712   $         19
Telefonica                                     1,508             35
                                                       --------------
Total Spain                                                      54
---------------------------------------------------------------------
Sweden - 0.5%
Boliden                                          700             16
Electrolux, Cl B                               7,943            199
Skandinaviska Enskilda Banken, Cl A           13,200            451
Volvo, Cl B                                   14,650            269
                                                       --------------
Total Sweden                                                    935
---------------------------------------------------------------------
Switzerland - 0.7%
Forbo Holding                                     58             35
Georg Fischer                                     91             74
Swatch Group                                     427            129
Zurich Financial Services                      3,363            980
                                                       --------------
Total Switzerland                                             1,218
---------------------------------------------------------------------
Thailand - 0.2%
CP Seven Eleven                              441,000            156
Home Product Center                          654,000            103
Kasikornbank                                  76,000            183
                                                       --------------
Total Thailand                                                  442
---------------------------------------------------------------------
United Kingdom - 2.8%
3i Group                                       4,032             87
Antofagasta                                   44,560            649
Ashtead                                       15,545             45
AstraZeneca                                    8,394            434
Aviva                                          1,242             17
Barclays                                      14,959            210
BHP Billiton                                   1,296             38
British Airways*                              64,610            515
British American Tobacco                       1,922             62
BT Group                                     207,084          1,313
Centrica                                       2,641             19
CSR*                                           5,612             82
De La Rue                                      4,838             73
easyJet*                                       8,297             84
HBOS                                           8,912            174
Inchcape*                                     10,896            101
International Power                            2,348             20
Kazakhmys                                      4,833            123
Kelda Group                                      923             16
Kingston Communications                       15,448             24
Michael Page International                    24,404            268
National Express Group                           800             18
NETeller                                       4,431              6
Next                                           1,416             54
Northgate Info Solutions                       7,621             12
Royal Bank of Scotland Group                  30,357            361
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
United Kingdom - continued
Royal Dutch Shell, Cl B                        2,384   $         94
Sportingbet                                    5,491              6
SVG Capital                                    2,456             42
Tesco                                            258              2
Thus Group*                                    4,549             16
                                                       --------------
Total United Kingdom                                          4,965
                                                       --------------
Total Foreign Common Stock (Cost $36,783)                    43,092
---------------------------------------------------------------------
Foreign Preferred Stock - 0.2%
Germany - 0.2%
Porsche                                          255            463
                                                       --------------
Total Germany                                                   463
                                                       --------------
Total Foreign Preferred Stock (Cost $288)                       463
---------------------------------------------------------------------
Investment Company - 0.3%
Index Fund-Value-Mid Cap - 0.0%
iShares Russell Midcap Value Index
   Fund                                          400             60
                                                       --------------
Total Index Fund-Value-Mid Cap                                   60

Index Fund-Growth-Small Cap - 0.1%
iShares Russell 2000
   Growth Index Fund                           2,350            192
                                                       --------------
Total Index Fund-Growth-Small Cap                               192

Index Fund-Value-Small Cap - 0.2%
iShares S&P SmallCap 600
   Value Index Fund                            3,100            231
                                                       --------------
Total Index Fund-Value-Small Cap                                231
                                                       --------------
Total Investment Company (Cost $496)                            483
---------------------------------------------------------------------
Warrants - 0.7%
Asian Paints 144A, expires 06/15/09*           7,200            162
Bharat Heavy Electricals 144A,
   expires 05/12/08*                           3,800            164
Grasim Industries 144A,
   expires 05/22/09*                           1,450            106
Infosys Technology 144A,
   expires 08/21/09*                           4,150            204
IVRCL Infrastructures & Projects 144A,
   expires 11/17/08*                          21,300            205
Nicholas Piramal India 144A,
   expires 10/26/09*                          21,600            145
Taiwan Semiconductor 144A,
   expires 02/01/12*                             210              -
TXC 144A, expires 01/27/12*                   56,500            129
Tianjin Port 144A,
   expires 08/04/09*                         116,000             95
                                                       --------------
Total Warrants (Cost $995)                                    1,210
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Money Market Fund - 2.5%
Evergreen Select Money Market Fund,
   Institutional Class, 5.22% (C)          4,441,782   $      4,442
                                                       --------------
Total Money Market Fund (Cost $4,442)                         4,442
---------------------------------------------------------------------
Total Investments - 100.3% (Cost $161,715)                  178,646
---------------------------------------------------------------------
Other Assets and Liabilities, Net - (0.3%)                     (511)
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $    178,135
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 131.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Analytic Investors, Inc.


Performance Highlights

o For the one-year period ended July 31, 2007, the Old Mutual Analytic Defensive Equity Fund underperformed its benchmark, the S&P 500 Index. The Fund's Class A shares gained 9.99% at net asset value for the one-year period, while the S&P 500 Index returned 16.13%.

o The equity portion of the Fund's portfolio contributed positively to absolute and relative performance during the period.

o Options experienced losses over the period as a result of the strong equity market environment.

o Global asset allocation negatively impacted Fund performance during the period, primarily due to equities.

o Among the best performing stock holdings were long positions in Exxon Mobil, Hewlett-Packard and International Business Machines.

o Detracting from performance were a short position in Discovery, a long position in Archer-Daniels-Midland and a short position in Gentex.


Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended July 31, 2007, the Old Mutual Analytic Defensive Equity Fund (the "Fund") underperformed its benchmark, the S&P 500 Index. The Fund's Class A shares gained 9.99% at net asset value for the one-year period, while the S&P 500 Index returned 16.13%. Performance for all share classes can be found on page 92.

Q.   What investment environment did the Fund face during the past year?

A. U.S. equities, aided by high levels of consumer confidence, posted strong performance during the period as demonstrated by the double-digit returns generated by the S&P 500 Index. Despite this solid performance, the equity market saw a sizable correction in February of 2007, after Asian markets lost significant value. The impact of higher interest rates and lower home prices weighed on the sub-prime mortgage market, which resumed its sell-off during the period. Finally, the Federal Reserve Board held rates steady at 5.25% for the eighth consecutive meeting, noting that a sustained moderation in inflation pressures had yet to be convincingly demonstrated.

Q.   Which market factors influenced the Fund's relative performance?

A. The equity portion of the Fund's portfolio contributed positively to absolute and relative performance during the period. Investor behavior - the characteristics investors rewarded or penalized - was fairly consistent with that seen over recent years. As a result, Analytic Investors, Inc.'s ("Analytic") investment process was effective. The Fund benefited from long positions established based on certain valuation characteristics; such as sales to price, cash flow to price and predicted earnings to price; and growth characteristics such as projected earnings growth. In addition, companies with sensitivity to low quality debt performed well during the period. Short positions based on observed negative trends, such as individual stocks' trading volume and high dividend yields, also added value to Fund performance overall. Positions taken based on a company's price momentum and return on assets negatively impacted results during the period.

     Options experienced losses over the period as a result of the strong equity market environment.

     Global asset allocation negatively impacted Fund performance during the period, primarily due to equities. The equity portion of the global asset allocation component negatively impacted performance as inflation and economic competitiveness subtracted value during the year, whereas earnings momentum performed well. Currencies also detracted from performance over the period with the valuation factor posting a negative return, while interest differential and relative strength factors performed well.

Q.   How did portfolio composition affect Fund performance?

A. Among the best performing stock holdings was a long position in Exxon Mobil, as the oil and natural gas company's stock rose steadily during the period primarily due to record earnings, but also due in part to a surprisingly rosy report on U.S. fuel supplies from the Energy Information Administration. Also contributing positively to performance was a long position in Hewlett-Packard, whose stock rose as the world's biggest personal computer maker delivered strong second-quarter results, reporting record cash flow from operations. Additionally, a long position in technology services firm, International Business Machines, helped performance as the company's stock soared after posting an increase in quarterly profits and raising its 2007 earnings forecast.

     Detracting from performance was a short position in Discovery. The entertainment services company's stock soared after the announcement of a corporate overhaul that included buying out the 25% stake Cox Communications had in Discovery. Also detracting from performance was a long position in Archer-Daniels-Midland, as the ethanol producer's stock fell after analysts issued a gloomy forecast for the sector. Finally, a short position in Gentex detracted from performance as the auto accessory

Analytic Defensive Equity Fund

Top Ten Holdings
as of July 31, 2007

U.S. Treasury Bill, 4.863%, 12/13/07 5.0%
-----------------------------------------
Exxon Mobil                       4.5%
-----------------------------------------
International
Business Machines                 3.0%
-----------------------------------------
JPMorgan Chase                    3.0%
-----------------------------------------
Hewlett-Packard                   2.6%
-----------------------------------------
Chevron                           2.6%
-----------------------------------------
Tyco International                2.4%
-----------------------------------------
Loews                             1.9%
-----------------------------------------
Boeing                            1.7%
-----------------------------------------
Bank of America                   1.7%
-----------------------------------------
As a % of Total
Fund Investments*                28.4%
-----------------------------------------

* Top Ten Holdings are all long positions.

     manufacturer's stock rallied after reporting a 12% increase in net income for the first quarter, due primarily to better-than-expected sales in Europe.

Q.   What is the investment outlook for the U.S. large-cap stock market?

A.   Analytic's  investment  process  is  based  on  the  belief  that  investor preferences change, but change slowly over time. As a result, Analytic continues to emphasize stocks with above average earnings-per-share growth as these companies continue to outperform. In addition, Analytic continues to emphasize certain companies with attractive sales- and cash-flow-to-price ratios, while de-emphasizing companies with higher than average dividend yields. Finally, Analytic continues to favor companies with strong price momentum and avoid companies with higher than average trading volumes.


                                                  Analytic Defensive Equity Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of July 31, 2007
-------------------------------------------------------------------------------------------------------------------------
                                                                        Annualized        Annualized        Annualized
                                        Inception           1 Year        5 Year           10 Year            Since
                                           Date             Return        Return            Return          Inception
-------------------------------------------------------------------------------------------------------------------------
Class A with load                        03/31/05            3.64%          n/a               n/a              6.78%
Class A without load                     03/31/05            9.99%          n/a               n/a              9.52%
Class C with load                        03/31/05            8.24%          n/a               n/a              8.75%
Class C without load                     03/31/05            9.24%          n/a               n/a              8.75%
Class Z                                  07/01/78           10.33%        11.69%             8.71%            10.73% 1
Institutional Class                      12/09/05(2)        10.34%          n/a               n/a              7.68%
S&P 500 Index                            07/01/78           16.13%        11.81%             5.98%            13.18%
-------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 2.18% and 1.51%; 2.86% and 2.26%; 1.82% and 1.26%; 2.11% and 1.21%,
respectively.

On December 9, 2005, Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II. Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

1 Based on Predecessor  Fund's  inception date of July 1, 1978.  Total return is annualized.
2 The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholder was December 16, 2005.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                   7/31/97  7/31/98  7/31/99  7/31/00  7/31/01  7/31/02  7/31/03  7/31/04  7/31/05  7/31/06  7/31/07
 Analytic Defensive Equity Fund,
    Class Z                        $10,000  $12,222  $15,241  $15,418  $15,115  $13,262  $14,228  $16,306  $20,054  $20,888  $23,046
 S&P 500 Index                     $10,000  $11,929  $14,339  $15,625  $13,386  $10,223  $11,311  $12,801  $14,600  $15,385  $17,867

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on July 31, 1997 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                    90.1%
U.S. Treasury Obligation         5.0%
Cash Equivalents                 4.9%
Warrant                          0.0%
                               100.0%

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Common Stock - 101.4%
Advertising Agencies - 0.3%
Interpublic Group*                           298,629   $      3,133
                                                       --------------
Total Advertising Agencies                                    3,133
---------------------------------------------------------------------
Aerospace/Defense - 3.8%
Boeing (D)                                   210,293         21,751
Lockheed Martin                                6,530            643
Northrop Grumman                             113,269          8,620
Raytheon                                     204,825         11,339
                                                       --------------
Total Aerospace/Defense                                      42,353
---------------------------------------------------------------------
Aerospace/Defense-Equipment - 0.1%
Goodrich                                      25,865          1,627
                                                       --------------
Total Aerospace/Defense-Equipment                             1,627
---------------------------------------------------------------------
Agricultural Operations - 1.3%
Archer-Daniels-Midland (D)                   426,538         14,332
                                                       --------------
Total Agricultural Operations                                14,332
---------------------------------------------------------------------
Airlines - 0.9%
AMR*                                          59,133          1,459
Delta Air Lines*                             482,347          8,596
                                                       --------------
Total Airlines                                               10,055
---------------------------------------------------------------------
Apparel Manufacturers - 0.9%
Hanesbrands*                                 307,449          9,534
                                                       --------------
Total Apparel Manufacturers                                   9,534
---------------------------------------------------------------------
Appliances - 0.9%
Whirlpool                                     93,961          9,594
                                                       --------------
Total Appliances                                              9,594
---------------------------------------------------------------------
Auto-Cars/Light Trucks - 2.3%
Ford Motor (D)                             1,807,605         15,383
General Motors                               320,073         10,370
                                                       --------------
Total Auto-Cars/Light Trucks                                 25,753
---------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original - 1.1%
Johnson Controls                              62,734          7,098
TRW Automotive Holdings*                     151,641          4,985
                                                       --------------
Total Auto/Truck Parts & Equipment-Original                  12,083
---------------------------------------------------------------------
Broadcast Services/Programming - 0.0%
Clear Channel Communications                   9,511            351
                                                       --------------
Total Broadcast Services/Programming                            351
---------------------------------------------------------------------
Building & Construction Products-Miscellaneous - 0.2%
Armstrong World Industries*                      233             10
Owens Corning*                                58,895          1,792
                                                       --------------
Total Building & Construction Products-Miscellaneous          1,802
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Building Products-Air & Heating - 0.2%
Lennox International                          63,909   $      2,448
                                                       --------------
Total Building Products-Air & Heating                         2,448
---------------------------------------------------------------------
Cable TV - 3.7%
Cablevision Systems, Cl A*                   316,742         11,273
Comcast, Cl A*                                94,990          2,495
DIRECTV Group* (D)                           649,288         14,551
EchoStar Communications, Cl A* (D)           293,077         12,394
                                                       --------------
Total Cable TV                                               40,713
---------------------------------------------------------------------
Casino Hotels - 0.0%
Harrah's Entertainment                         1,917            162
                                                       --------------
Total Casino Hotels                                             162
---------------------------------------------------------------------
Cellular Telecommunications - 1.4%
Alltel                                        10,249            676
NII Holdings*                                  6,153            517
US Cellular* (D)                             154,028         14,941
                                                       --------------
Total Cellular Telecommunications                            16,134
---------------------------------------------------------------------
Chemicals-Diversified - 0.4%
Dow Chemical                                  10,402            452
FMC                                           30,164          2,689
PPG Industries                                16,222          1,237
                                                       --------------
Total Chemicals-Diversified                                   4,378
---------------------------------------------------------------------
Chemicals-Specialty - 0.4%
Hercules*                                    237,419          4,929
                                                       --------------
Total Chemicals-Specialty                                     4,929
---------------------------------------------------------------------
Commercial Banks-Southern US - 0.0%
First Citizens Bancshares, Cl A                  867            156
                                                       --------------
Total Commercial Banks-Southern US                              156
---------------------------------------------------------------------
Computer Services - 2.2%
Affiliated Computer Services,
   Cl A*                                      10,071            540
Computer Sciences*                           165,420          9,211
Electronic Data Systems (D)                  455,239         12,287
Unisys*                                      259,955          2,103
                                                       --------------
Total Computer Services                                      24,141
---------------------------------------------------------------------
Computers - 6.4%
Hewlett-Packard (D)                          713,518         32,843
International Business Machines (D)          343,708         38,032
                                                       --------------
Total Computers                                              70,875
---------------------------------------------------------------------
Computers-Integrated Systems - 0.5%
NCR*                                         100,172          5,231
                                                       --------------
Total Computers-Integrated Systems                            5,231
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Consumer Products-Miscellaneous - 0.4%
Kimberly-Clark                                66,007   $      4,440
                                                       --------------
Total Consumer Products-Miscellaneous                         4,440
---------------------------------------------------------------------
Containers-Metal/Glass - 1.3%
Crown Holdings*                              328,081          8,058
Owens-Illinois*                              158,537          6,338
                                                       --------------
Total Containers-Metal/Glass                                 14,396
---------------------------------------------------------------------
Containers-Paper/Plastic - 0.0%
Pactiv*                                        7,353            232
                                                       --------------
Total Containers-Paper/Plastic                                  232
---------------------------------------------------------------------
Data Processing/Management - 0.1%
First Data                                    24,356            774
                                                       --------------
Total Data Processing/Management                                774
---------------------------------------------------------------------
Distribution/Wholesale - 1.9%
Ingram Micro, Cl A*                          534,326         10,713
Tech Data*                                   186,000          6,970
WESCO International*                          68,950          3,692
                                                       --------------
Total Distribution/Wholesale                                 21,375
---------------------------------------------------------------------
Diversified Manufacturing Operations - 3.5%
General Electric                              31,334          1,214
Honeywell International                      126,527          7,276
Parker Hannifin                                3,717            367
Tyco International (D)                       627,989         29,698
                                                       --------------
Total Diversified Manufacturing Operations                   38,555
---------------------------------------------------------------------
E-Commerce/Services - 0.1%
HLTH*                                        102,306          1,295
                                                       --------------
Total E-Commerce/Services                                     1,295
---------------------------------------------------------------------
Electric Products-Miscellaneous - 0.0%
Molex                                          9,626            273
                                                       --------------
Total Electric Products-Miscellaneous                           273
---------------------------------------------------------------------
Electric-Integrated - 1.9%
CMS Energy                                   161,476          2,609
Edison International                          16,009            847
PG&E                                         226,024          9,676
Public Service Enterprise Group               84,498          7,280
TXU                                           18,613          1,214
                                                       --------------
Total Electric-Integrated                                    21,626
---------------------------------------------------------------------
Electronic Components-Miscellaneous - 1.1%
Jabil Circuit                                 84,344          1,900
Solectron*                                   117,292            441
Tyco Electronics*                            265,107          9,496
                                                       --------------
Total Electronic Components-Miscellaneous                    11,837
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Electronic Components-Semiconductors - 1.5%
Intel                                        357,501   $      8,444
Texas Instruments                            228,061          8,026
                                                       --------------
Total Electronic Components-Semiconductors                   16,470
---------------------------------------------------------------------
Electronic Parts Distribution - 2.4%
Arrow Electronics* (D)                       559,706         21,392
Avnet*                                       136,373          5,166
                                                       --------------
Total Electronic Parts Distribution                          26,558
---------------------------------------------------------------------
Engineering/R&D Services - 0.9%
Fluor                                         26,909          3,108
Jacobs Engineering Group*                     98,626          6,078
Shaw Group*                                   20,998          1,118
                                                       --------------
Total Engineering/R&D Services                               10,304
---------------------------------------------------------------------
Fiduciary Banks - 0.0%
Bank of New York Mellon                        7,538            321
                                                       --------------
Total Fiduciary Banks                                           321
---------------------------------------------------------------------
Finance-Commercial - 0.0%
CIT Group                                        320             13
                                                       --------------
Total Finance-Commercial                                         13
---------------------------------------------------------------------
Finance-Consumer Loans - 0.0%
SLM                                           10,687            525
                                                       --------------
Total Finance-Consumer Loans                                    525
---------------------------------------------------------------------
Finance-Credit Card - 0.6%
Discover Financial Services*                 286,283          6,599
                                                       --------------
Total Finance-Credit Card                                     6,599
---------------------------------------------------------------------
Finance-Investment Banker/Broker - 7.0%
Citigroup (D)                                271,417         12,640
Goldman Sachs Group                           20,146          3,795
JPMorgan Chase (D)                           853,308         37,554
Lehman Brothers Holdings                      76,052          4,715
Merrill Lynch                                114,623          8,505
Morgan Stanley                               164,929         10,534
                                                       --------------
Total Finance-Investment Banker/Broker                       77,743
---------------------------------------------------------------------
Finance-Mortgage Loan/Banker - 1.1%
Fannie Mae                                   163,561          9,787
Freddie Mac                                   46,700          2,675
                                                       --------------
Total Finance-Mortgage Loan/Banker                           12,462
---------------------------------------------------------------------
Food-Meat Products - 1.5%
Smithfield Foods*                            143,287          4,451
Tyson Foods, Cl A(D)                         554,757         11,816
                                                       --------------
Total Food-Meat Products                                     16,267
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Food-Retail - 0.3%
Kroger                                       124,733   $      3,238
                                                       --------------
Total Food-Retail                                             3,238
---------------------------------------------------------------------
Gas-Distribution - 0.0%
KeySpan                                        1,748             73
                                                       --------------
Total Gas-Distribution                                           73
---------------------------------------------------------------------
Gold Mining - 0.1%
Newmont Mining                                23,803            994
                                                       --------------
Total Gold Mining                                               994
---------------------------------------------------------------------
Health Care Cost Containment - 1.7%
McKesson (D)                                 321,372         18,562
                                                       --------------
Total Health Care Cost Containment                           18,562
---------------------------------------------------------------------
Hotels & Motels - 0.5%
Hilton Hotels                                  5,850            259
Marriott International, Cl A                 121,649          5,055
Starwood Hotels & Resorts
   Worldwide                                   5,819            366
                                                       --------------
Total Hotels & Motels                                         5,680
---------------------------------------------------------------------
Human Resources - 0.2%
Manpower                                      27,817          2,199
                                                       --------------
Total Human Resources                                         2,199
---------------------------------------------------------------------
Independent Power Producer - 0.0%
Reliant Energy*                                  697             18
                                                       --------------
Total Independent Power Producer                                 18
---------------------------------------------------------------------
Insurance Brokers - 0.2%
AON                                           64,776          2,594
                                                       --------------
Total Insurance Brokers                                       2,594
---------------------------------------------------------------------
Internet Content-Information/Networks - 0.0%
WebMD Health, Cl A*                            4,430            203
                                                       --------------
Total Internet Content-Information/Networks                     203
---------------------------------------------------------------------
Internet Security - 0.4%
Checkfree*                                    10,505            387
VeriSign*                                    137,133          4,071
                                                       --------------
Total Internet Security                                       4,458
---------------------------------------------------------------------
Life/Health Insurance - 0.3%
Cigna                                         58,139          3,002
                                                       --------------
Total Life/Health Insurance                                   3,002
---------------------------------------------------------------------
Machinery-Construction & Mining - 0.0%
Terex*                                         4,756            410
                                                       --------------
Total Machinery-Construction & Mining                           410
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Medical Products - 1.9%
Baxter International                         132,470   $      6,968
Covidien*                                    212,845          8,716
Johnson & Johnson                             97,261          5,884
                                                       --------------
Total Medical Products                                       21,568
---------------------------------------------------------------------
Medical-Biomedical/Genetic - 1.5%
Genentech* (D)                               224,341         16,687
                                                       --------------
Total Medical-Biomedical/Genetic                             16,687
---------------------------------------------------------------------
Medical-HMO - 2.3%
Health Net*                                  224,295         11,111
Humana* (D)                                  221,967         14,226
                                                       --------------
Total Medical-HMO                                            25,337
---------------------------------------------------------------------
Medical-Wholesale Drug Distributors - 3.0%
AmerisourceBergen (D)                        256,455         12,082
Cardinal Health (D)                          328,497         21,592
                                                       --------------
Total Medical-Wholesale Drug Distributors                    33,674
---------------------------------------------------------------------
Multi-Line Insurance - 5.4%
ACE                                          146,930          8,481
American Financial Group                      40,007          1,124
American International Group                  55,515          3,563
American National Insurance                    1,901            284
Hartford Financial Services Group            122,613         11,264
Loews (D)                                    508,449         24,100
MetLife (D)                                  187,572         11,296
                                                       --------------
Total Multi-Line Insurance                                   60,112
---------------------------------------------------------------------
Multimedia - 0.7%
Walt Disney                                  251,206          8,290
                                                       --------------
Total Multimedia                                              8,290
---------------------------------------------------------------------
Office Automation & Equipment - 0.0%
Xerox*                                        16,218            283
                                                       --------------
Total Office Automation & Equipment                             283
---------------------------------------------------------------------
Oil & Gas Drilling - 0.2%
Pride International*                          57,136          2,003
                                                       --------------
Total Oil & Gas Drilling                                      2,003
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 0.0%
Murphy Oil                                     4,330            269
                                                       --------------
Total Oil Companies-Exploration & Production                    269
---------------------------------------------------------------------
Oil Companies-Integrated - 9.9%
Chevron (D)                                  375,252         31,994
ConocoPhillips                               112,809          9,119
Exxon Mobil (D)                              670,036         57,040
Hess                                          73,181          4,479
Marathon Oil                                 148,796          8,214
                                                       --------------
Total Oil Companies-Integrated                              110,846
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Oil Refining & Marketing - 0.1%
Valero Energy                                 14,388   $        964
                                                       --------------
Total Oil Refining & Marketing                                  964
---------------------------------------------------------------------
Paper & Related Products - 0.5%
International Paper                           23,657            877
Rayonier                                      62,083          2,628
Smurfit-Stone Container*                     158,082          1,864
                                                       --------------
Total Paper & Related Products                                5,369
---------------------------------------------------------------------
Pharmacy Services - 1.6%
Medco Health Solutions* (D)                  217,684         17,691
                                                       --------------
Total Pharmacy Services                                      17,691
---------------------------------------------------------------------
Photo Equipment & Supplies - 0.3%
Eastman Kodak                                134,234          3,389
                                                       --------------
Total Photo Equipment & Supplies                              3,389
---------------------------------------------------------------------
Printing-Commercial - 0.5%
RR Donnelley & Sons                          141,861          5,995
                                                       --------------
Total Printing-Commercial                                     5,995
---------------------------------------------------------------------
Property/Casualty Insurance - 1.0%
Chubb                                         57,326          2,890
Travelers                                    159,972          8,123
                                                       --------------
Total Property/Casualty Insurance                            11,013
---------------------------------------------------------------------
Publishing-Periodicals - 0.3%
Idearc                                       106,129          3,684
                                                       --------------
Total Publishing-Periodicals                                  3,684
---------------------------------------------------------------------
Reinsurance - 0.2%
Transatlantic Holdings                        32,894          2,406
                                                       --------------
Total Reinsurance                                             2,406
---------------------------------------------------------------------
REITs-Hotels - 0.3%
Host Hotels & Resorts                        138,499          2,925
                                                       --------------
Total REITs-Hotels                                            2,925
---------------------------------------------------------------------
Rental Auto/Equipment - 0.2%
Hertz Global Holdings*                       125,467          2,809
                                                       --------------
Total Rental Auto/Equipment                                   2,809
---------------------------------------------------------------------
Retail-Automobile - 0.3%
AutoNation*                                   25,916           505
Penske Auto Group                            118,823          2,315
                                                       --------------
Total Retail-Automobile                                       2,820
---------------------------------------------------------------------
Retail-Consumer Electronics - 0.3%
Best Buy                                      71,037          3,168
                                                       --------------
Total Retail-Consumer Electronics                             3,168
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Retail-Discount - 1.8%
Wal-Mart Stores (D)                          439,414   $     20,191
                                                       --------------
Total Retail-Discount                                        20,191
---------------------------------------------------------------------
Retail-Drug Store - 0.2%
Rite Aid*                                    431,198          2,376
                                                       --------------
Total Retail-Drug Store                                       2,376
---------------------------------------------------------------------
Retail-Major Department Store - 0.1%
JC Penney                                     11,714            797
                                                       --------------
Total Retail-Major Department Store                             797
---------------------------------------------------------------------
Retail-Office Supplies - 0.2%
Office Depot*                                107,710          2,688
                                                       --------------
Total Retail-Office Supplies                                  2,688
---------------------------------------------------------------------
Retail-Regional Department Store - 1.2%
Dillard's, Cl A                               49,739          1,487
Kohl's* (D)                                  192,045         11,676
                                                       --------------
Total Retail-Regional Department Store                       13,163
---------------------------------------------------------------------
Rubber-Tires - 0.1%
Goodyear Tire & Rubber*                       56,562          1,624
                                                       --------------
Total Rubber-Tires                                            1,624
---------------------------------------------------------------------
Semiconductor Components-Integrated Circuits - 0.1%
Atmel*                                       143,898            776
                                                       --------------
Total Semiconductor Components-Integrated Circuits
                                                                776
---------------------------------------------------------------------
Semiconductor Equipment - 0.0%
Lam Research*                                  4,754            275
                                                       --------------
Total Semiconductor Equipment                                   275
---------------------------------------------------------------------
Super-Regional Banks-US - 3.7%
Bank of America (D)                          458,506         21,742
Capital One Financial (D)                    191,274         13,535
PNC Financial Services Group                  32,065          2,137
Wachovia                                      85,562          4,039
                                                       --------------
Total Super-Regional Banks-US                                41,453
---------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics - 0.2%
Corning*                                      78,814          1,879
                                                       --------------
Total Telecommunications Equipment-Fiber Optics               1,879
---------------------------------------------------------------------
Telephone-Integrated - 3.1%
AT&T (D)                                     553,867         21,689
Qwest Communications
   International*                            563,758          4,809
Sprint Nextel                                210,888          4,330
Verizon Communications                        75,160          3,203
                                                       --------------
Total Telephone-Integrated                                   34,031
---------------------------------------------------------------------

---------------------------------------------------------------------
                                       Shares/Face
Description                            Amount (000)     Value (000)
---------------------------------------------------------------------
Tobacco - 1.8%
Altria Group (D)                             301,545   $     20,044
                                                       --------------
Total Tobacco                                                20,044
---------------------------------------------------------------------
Transport-Services - 1.4%
FedEx                                         76,599          8,482
Ryder System                                 124,344          6,761
                                                       --------------
Total Transport-Services                                     15,243
---------------------------------------------------------------------
Web Portals/ISP - 1.0%
Google, Cl A*                                 20,871         10,644
                                                       --------------
Total Web Portals/ISP                                        10,644
                                                       --------------
Total Common Stock (Cost $1,057,324)                      1,129,766
---------------------------------------------------------------------
Treasury Bill - 5.6% (E)
U.S. Treasury Bill
   4.863%, 12/13/07                  $        64,140         63,004
                                                       --------------
Total Treasury Bill (Cost $63,004)                           63,004
---------------------------------------------------------------------
Warrants - 0.0%
Raytheon, expires 6/16/11*                       528             11
                                                       --------------
Total Warrants (Cost $-)                                        11        -
---------------------------------------------------------------------
Money Market Funds - 5.5%
HighMark Diversified Money Market
   Fund, Fiduciary Class, 4.88% (C)        5,255,458          5,255
Union Bank of California Money
   Market Unlimited Fund, 4.47% (C)       55,651,685         55,652
                                                       --------------
Total Money Market Funds (Cost $60,907)                      60,907
                                                       --------------
Total Investments - 112.5% (Cost $1,181,235)              1,253,688
---------------------------------------------------------------------
Securities Sold Short - (17.0)%
Advertising Services - (0.2)%
RH Donnelley                                 (30,818)        (1,927)
                                                       --------------
Total Advertising Services                                   (1,927)
---------------------------------------------------------------------
Aerospace/Defense-Equipment - (0.1)%
DRS Technologies                             (17,483)          (915)
                                                       --------------
Total Aerospace/Defense-Equipment                              (915)
---------------------------------------------------------------------
Airlines - (1.1)%
Copa Holdings, Cl A                          (45,982)        (2,525)
Southwest Airlines                          (622,100)        (9,742)
                                                       --------------
Total Airlines                                              (12,267)
---------------------------------------------------------------------
Applications Software - (0.3)%
Red Hat*                                     (55,632)        (1,158)
Salesforce.com*                              (60,850)        (2,365)
                                                       --------------
Total Applications Software                                  (3,523)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Broadcast Services/Programming - (0.7)%
Discovery, Cl A*                            (314,914)  $     (7,470)
                                                       --------------
Total Broadcast Services/Programming                         (7,470)
---------------------------------------------------------------------
Building-Residential/Commercial - (2.0)%
KB Home                                     (310,425)        (9,874)
Lennar, Cl A                                (159,138)        (4,879)
MDC Holdings                                (123,235)        (5,669)
Ryland Group                                 (45,770)        (1,522)
Toll Brothers*                               (18,039)          (396)
                                                       --------------
Total Building-Residential/Commercial                       (22,340)
---------------------------------------------------------------------
Casino Hotels - (0.3)%
Wynn Resorts                                 (29,705)        (2,868)
                                                       --------------
Total Casino Hotels                                          (2,868)
---------------------------------------------------------------------
Casino Services - (0.2)%
International Game Technology                (72,019)        (2,544)
                                                       --------------
Total Casino Services                                        (2,544)
---------------------------------------------------------------------
Commercial Banks-Eastern US - (0.3)%
Commerce Bancorp                            (114,663)        (3,835)
                                                       --------------
Total Commercial Banks-Eastern US                            (3,835)
--------------------------------------------------------------------
Consulting Services - (1.2)%
Corporate Executive Board                   (204,841)       (13,810)
                                                       --------------
Total Consulting Services                                   (13,810)
---------------------------------------------------------------------
Data Processing/Management - (1.2)%
Fair Isaac                                  (113,820)        (4,469)
Global Payments                              (22,060)          (825)
Paychex                                     (182,506)        (7,552)
                                                       --------------
Total Data Processing/Management                            (12,846)
---------------------------------------------------------------------
Diversified Operations - (0.8)%
Leucadia National                           (234,386)        (8,813)
                                                       --------------
Total Diversified Operations                                 (8,813)
---------------------------------------------------------------------
Electronic Components-Miscellaneous - (1.6)%
Gentex                                      (880,982)       (17,391)
                                                       --------------
Total Electronic Components-Miscellaneous                   (17,391)
---------------------------------------------------------------------
Electronic Components-Semiconductors - (1.6)%
Qlogic*                                     (341,132)        (4,533)
Rambus*                                     (159,590)        (2,156)
Silicon Laboratories*                       (309,838)       (10,792)
                                                       --------------
Total Electronic Components-Semiconductors                  (17,481)
---------------------------------------------------------------------

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Energy-Alternate Sources - (0.0)%
First Solar*                                  (3,037)  $       (342)
                                                       --------------
Total Energy-Alternate Sources                                 (342)
---------------------------------------------------------------------
Finance-Other Services - (0.1)%
Intercontinental Exchange*                    (6,666)        (1,007)
                                                       --------------
Total Finance-Other Services                                 (1,007)
---------------------------------------------------------------------
Food-Retail - (0.0)%
Whole Foods Market                           (11,708)          (434)
                                                       --------------
Total Food-Retail                                              (434)
---------------------------------------------------------------------
Footwear & Related Apparel - (0.0)%
Crocs*                                        (8,011)          (475)
                                                       --------------
Total Footwear & Related Apparel                               (475)
---------------------------------------------------------------------
Hazardous Waste Disposal - (0.1)%
Stericycle*                                  (16,670)          (799)
                                                       --------------
Total Hazardous Waste Disposal                                 (799)
---------------------------------------------------------------------
Internet Infrastructure Software - (0.5)%
F5 Networks*                                 (69,337)        (6,011)
                                                       --------------
Total Internet Infrastructure Software                       (6,011)
---------------------------------------------------------------------
Investment Companies - (0.1)%
American Capital Strategies                  (18,988)          (721)
                                                       --------------
Total Investment Companies                                     (721)
---------------------------------------------------------------------
Medical Instruments - (0.0)%
Boston Scientific*                           (35,789)          (471)
                                                       --------------
Total Medical Instruments                                      (471)
---------------------------------------------------------------------
Medical Products - (0.7)%
Cooper Companies                            (143,294)        (7,183)
                                                       --------------
Total Medical Products                                       (7,183)
---------------------------------------------------------------------
Motion Pictures & Services - (0.2)%
Dreamworks Animation SKG, Cl A*              (59,641)        (1,849)
                                                       --------------
Total Motion Pictures & Services                             (1,849)
---------------------------------------------------------------------
Oil Companies-Exploration & Production - (0.3)%
Quicksilver Resources*                       (86,318)        (3,636)
                                                       --------------
Total Oil Companies-Exploration & Production                 (3,636)
---------------------------------------------------------------------
Pipelines - (0.4)%
Spectra Energy                              (155,159)        (3,952)
                                                       --------------
Total Pipelines                                              (3,952)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
REITs-Office Property - (0.1)%
Douglas Emmett                               (59,406)  $     (1,370)
                                                       --------------
Total REITs-Office Property                                  (1,370)
---------------------------------------------------------------------
Research & Development - (0.0)%
Pharmaceutical Product
   Development                               (13,150)          (441)
                                                       --------------
Total Research & Development                                   (441)
---------------------------------------------------------------------
Retail-Apparel/Shoe - (0.0)%
Urban Outfitters*                            (21,941)          (440)
                                                       --------------
Total Retail-Apparel/Shoe                                      (440)
---------------------------------------------------------------------
Retail-Jewelry - (0.1)%
Tiffany                                      (18,015)          (869)
                                                       --------------
Total Retail-Jewelry                                           (869)
---------------------------------------------------------------------
Retirement/Aged Care - (0.5)%
Brookdale Senior Living                     (131,387)        (5,257)
                                                       --------------
Total Retirement/Aged Care                                   (5,257)
---------------------------------------------------------------------
S&L/Thrifts-Eastern US - (1.4)%
Hudson City Bancorp                       (1,305,461)       (15,953)
                                                       --------------
Total S&L/Thrifts-Eastern US                                (15,953)
---------------------------------------------------------------------
Schools - (0.0)%
Apollo Group, Cl A*                           (8,922)          (527)
                                                       --------------
Total Schools                                                  (527)
---------------------------------------------------------------------
Telephone-Integrated - (0.4)%
Level 3 Communications*                     (803,098)        (4,200)
                                                       --------------
Total Telephone-Integrated                                   (4,200)
---------------------------------------------------------------------
Television - (0.3)%
Central European Media
   Entertainment, Cl A*                      (33,382)        (3,087)
                                                       --------------
Total Television                                             (3,087)
---------------------------------------------------------------------
Transport-Marine - (0.2)%
Overseas Shipholding Group                   (21,235)        (1,647)
Tidewater                                     (8,844)          (605)
                                                       --------------
Total Transport-Marine                                       (2,252)
                                                       --------------
Total Securities Sold Short (Proceeds $(194,889))          (189,306)
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                            Contracts        Value (000)
---------------------------------------------------------------------
Written Index Option Contracts - (1.2)%
Amex Airline Index
   August 2007 Call 50 Call                   (8,150)  $     (3,994)
Amex S&P 400
   August 2007 920 Call                         (450)           (56)
Amex Secs
   August 2007 250 Call                       (1,650)          (314)
Phlx Bank Index
   August 2007 110 Call                       (3,700)          (444)
S&P 500 Index
   August 2007 1,450 Call                       (800)        (2,480)
S&P 500 Index
   August 2007 1,470 Call                     (1,000)        (2,200)
S&P 500 Index
   August 2007 1,485 Call                     (2,500)        (3,425)
                                                       --------------
Total Written Index Option Contracts
(Proceeds $(17,770))                                        (12,913)
---------------------------------------------------------------------
Other Assets and Liabilities, Net - 5.7%                     63,084
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $  1,114,553
---------------------------------------------------------------------



As of July 31, 2007, the Fund had the following forward foreign currency contracts outstanding:

                                                              Unrealized
Settlement                                                   Appreciation/
   Date       Currency to Deliver   Currency to Receive     (Depreciation)
----------  ----------------------  --------------------   ----------------
9/19/2007    USD     (294,942,180)   AUD     354,000,000     $ 5,823,385
9/19/2007    USD     (157,355,200)   GBP      80,000,000       5,019,812
9/19/2007    USD     (218,613,367)   NOK   1,330,000,000       9,880,187
9/19/2007    USD     (163,009,582)   SEK   1,150,000,000       8,097,576
9/19/2007    CAD     (324,000,000)   USD     304,051,201        (111,333)
9/19/2007    CHF     (330,000,000)   USD     266,761,515      (8,932,586)
9/19/2007    EUR     (216,000,000)   USD     288,578,160      (7,400,140)
9/19/2007    JPY  (25,700,000,000)   USD     211,440,842      (6,992,093)
9/19/2007    AUD      (60,000,000)   USD      51,542,496         565,282
                                                             -----------
                                                             $ 5,950,090
                                                             -----------



The Fund had the following futures contracts open as of July 31, 2007:

                                                                  Unrealized
                                      Contract                   Appreciation
                         Number of     Value      Expiration    (Depreciation)
Contract Description     Contracts     (000)         Date            (000)
--------------------     ---------   -----------   -----------   -------------

Amsterdam Index              972     $ 141,281      8/22/2007       $ (7,123)
CAC40 Index                1,148        90,530      8/17/2007         (5,259)
DAX Index                     23         5,989      9/21/2007           (157)
DJ Euro Stoxx 50 Index       324        19,183      9/21/2007           (556)
FTSE 100 Index               822       106,081      9/21/2007         (4,545)
Hang Seng Index             (685)     (101,620)     8/31/2007            587
IBEX 35 Index                353        71,417      8/17/2007         (1,477)
OMX Index                 (2,025)      (37,038)     8/27/2007          2,021
S&P 500 Index               (151)      (55,187)     9/20/2007          2,532
S&P/MIB Index                414       114,460      9/21/2007         (4,329)
S&P/TSE 60 Index            (688)     (103,574)     9/20/2007         (1,031)
SPI 200 Index             (1,155)     (150,458)     9/25/2007          5,401
TOPIX Index                    7         1,009      9/17/2007            (30)
                                                                    --------
                                                                    $(13,966)
                                                                    --------


For descriptions of abbreviations and footnotes, please refer to page 131.



The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Analytic Investors, Inc.

Performance Highlights

o During the one-year period ended July 31, 2007, the Fund's Class A shares gained 13.27% at net asset value. The Fund underperformed the Index, which returned 20.11% for the same time period.

o The equity portion of the Fund's portfolio contributed positively to absolute performance during the period, but underperformed the Index.

o Options experienced losses over the period as a result of the strong equity market environment.

o Global asset allocation as a whole had a negative impact on overall fund performance over the period, with the majority of performance attributed to the equity component.

o Among the best performing stock holdings were long positions in Morgan Stanley, UOL Group (no longer a Fund holding) and BHP Billiton.

o Detracting from performance during the period were short positions in Unisys, Singapore Exchange (no longer a Fund holding) and Topdanmark (no longer a Fund holding).


Q. How did the Fund perform relative to its benchmark?

A. During the one-year period ended July 31, 2007, the Old Mutual Analytic Global Defensive Equity Fund's (the "Fund") Class A shares gained 13.27% at net asset value. The Fund underperformed its benchmark, the MSCI World Index (the "Index"), which returned 20.11% for the same time period. Performance for all share classes can be found on page 102.

Q. What investment environment did the Fund face during the past year?

A. Global equity markets accelerated during the period as demonstrated by the double- digit returns of the Index. U.S. equity market indexes lagged the indexes of many other developed nations primarily on concerns in the sub-prime mortgage area of the housing market. In August 2006 and throughout the rest of the year, many U.S. homebuilders lowered earnings expectations based on spikes in inventory levels. Throughout the year, sub-prime delinquencies ballooned as interest rates rose and credit spreads widened. Crude oil prices dipped significantly during the period, only to end the annual period at similar levels to the prior year. Additionally, the euro rose in value relative to the U.S. dollar while the Japanese yen fell.

Q. Which market factors influenced the Fund's relative performance?

A. The equity portion of the Fund's portfolio contributed positively to absolute performance during the period, but underperformed the Index. Investor behavior - the characteristics investors rewarded or penalized - was fairly consistent with that seen over recent years. The Fund benefited from equity positions based on certain value characteristics; such as above average earnings-to-price and book-to-price ratios. A shift away from companies with above average efficiency characteristics like inventory turnover also helped performance. Factor tilts on some technical factors, such as 3-month returns, detracted from Fund performance during the period.

   Options experienced losses over the period as a result of the strong equity market environment.

   Global asset allocation as a whole had a negative impact on overall fund performance over the period, with the majority of performance attributed to the equity component. The equity portion of the global asset allocation component had negatively impacted performance as the inflationary environment and economic competitiveness were factors that subtracted value during the year, whereas earnings momentum performed well. Currencies also detracted from performance over the period with the valuation factor posting a negative return, while interest differential and relative strength factors performed well.

Q. How did portfolio composition affect Fund performance?

A. Among the best performing stock holdings was a long position in Morgan Stanley, as the financial services company's stock rallied on the announcement of strong quarterly earnings results and share price performance that came in well above analyst projections. The firm reported impressive results in all but one of their business segments and announced the launch of a new private equity business during the period. Also contributing positively during the period was a long position in UOL Group (no longer a Fund holding). The Singapore-based property management company's stock gained value following the announcement of the completion of the acquisition of Pan Pacific Hotels and Resorts. Finally, a long position in BHP Billiton also helped performance as the Australian mining company posted strong production numbers that put the company on course to unveil record full-year profits.

   Detracting from performance during the period was a short position in Unisys. The technology services firm's stock climbed steadily and was boosted, in part, by a private equity/hedge fund firm that aggressively purchased shares of the company's


Analytic Global Defensive Equity Fund

Top Ten Holdings
as of July 31, 2007

U.S. Treasury Bill, 4.863%, 12/13/07 5.1%
-------------------------------------
BASF                             2.4%
-------------------------------------
Goldman Sachs Group              2.2%
-------------------------------------
Chevron                          1.9%
-------------------------------------
BHP Billiton                     1.8%
-------------------------------------
Inditex                          1.8%
-------------------------------------
AT&T                             1.8%
-------------------------------------
Raytheon                         1.8%
-------------------------------------
Kraft Foods, Cl A                1.6%
-------------------------------------
MetLife                          1.4%
-------------------------------------
As a % of Total
Fund Investments*               21.8%
-------------------------------------

* Top Ten Holdings are all long positions.


   stock. Additionally, a short position in Singapore Exchange (no longer a Fund holding) detracted from performance. The investment services company's stock gained value as its fourth-quarter profit more than tripled due, in part, to increased trading volumes. The company posted the highest annual profit since it went public in 2000. Finally, a short position in Topdanmark (no longer a Fund holding) also detracted from performance during the period. The Danish insurance company's stock price increased on news of higher earnings forecasts and a smaller than estimated decline in first-quarter profit.

Q. What is the investment outlook for the global stock market?

A. Analytic Investors, Inc.'s ("Analytic") investment process is based on the belief that investor preferences change, but change slowly over time. As a result, Analytic continues to emphasize stocks with a strong price momentum as the sub-advisor believes these companies will continue to outperform. In addition, Analytic continues to emphasize companies with positive earnings estimate revisions, while deemphasizing companies with higher than average tax rates. Finally, Analytic continues to favor companies with attractive earnings-to-price ratios and avoid companies with higher than average cash flow growth and asset turnover.


                                           Analytic Global Defensive Equity Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of July 31, 2007
---------------------------------------------------------------------------------------------
                                                                                Annualized
                                     Inception              1 Year                Since
                                       Date                 Return              Inception
---------------------------------------------------------------------------------------------
Class A with load                     05/31/06               6.79%                 6.22%
Class A without load                  05/31/06              13.27%                11.75%
Class C with load                     05/31/06              11.30%                10.74%
Class C without load                  05/31/06              12.30%                10.74%
Class Z                               05/31/06              13.52%                11.86%
Institutional Class                   05/31/06              13.79%                12.19%
MSCI World Index                      05/31/06              20.11%                17.59%
---------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 2.95% and 2.80%; 3.70% and 3.55%; 2.70% and 2.55%; 2.35% and 2.25%,
respectively. Expenses for Class A, C, Z, and Institutional shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                          5/31/06     7/31/06     7/31/07
 Analytic Global Defensive Equity, Institutional Class    $10,000     $10,050     $11,436
 Analytic Global Defensive Equity, Class Z                $10,000     $10,040     $11,397
 Analytic Global Defensive Equity, Class A                 $9,425      $9,472     $10,729
 Analytic Global Defensive Equity, Class C                $10,000     $10,030     $11,264
 MSCI World Index                                         $10,000     $10,059     $12,082

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 5/31/06 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock             47.1%
Common Stock                     39.6%
Cash Equivalent                   6.9%
Foreign Preferred Stock           1.3%
U.S. Treasury Obligation          5.1%
                                100.0%

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Common Stock - 43.8%
Aerospace/Defense - 2.0%
Raytheon (D)                                  16,544   $        916
                                                       --------------
Total Aerospace/Defense                                         916
---------------------------------------------------------------------
Apparel Manufacturers - 0.6%
Polo Ralph Lauren                              3,100            277
                                                       --------------
Total Apparel Manufacturers                                     277
---------------------------------------------------------------------
Auto-Medium & Heavy Duty Trucks - 0.2%
Paccar                                         1,200            98
                                                       --------------
Total Auto-Medium & Heavy Duty Trucks                           98
---------------------------------------------------------------------
Broadcast Services/Programming - 0.5%
Liberty Media - Capital, Ser A*                2,100            240
                                                       --------------
Total Broadcast Services/Programming                            240
---------------------------------------------------------------------
Chemicals-Diversified - 0.1%
PPG Industries                                   800             61
                                                       --------------
Total Chemicals-Diversified                                      61
---------------------------------------------------------------------
Coal - 0.1%
Consol Energy                                  1,500             62
                                                       --------------
Total Coal                                                       62
---------------------------------------------------------------------
Coatings/Paint - 0.5%
Sherwin-Williams                               3,600            251
                                                       --------------
Total Coatings/Paint                                            251
---------------------------------------------------------------------
Commercial Banks-Eastern US - 0.2%
M & T Bank                                       800             85
                                                       --------------
Total Commercial Banks-Eastern US                                85
---------------------------------------------------------------------
Commercial Services-Finance - 0.3%
Moody's                                        2,200            118
                                                       --------------
Total Commercial Services-Finance                               118
---------------------------------------------------------------------
Computer Services - 1.4%
Ceridian (D)*                                  1,700             58
Electronic Data Systems (D)                   21,597            583
                                                       --------------
Total Computer Services                                         641
---------------------------------------------------------------------
Computers - 1.6%
Hewlett-Packard                               13,318            613
International Business Machines (D)            1,400            155
                                                       --------------
Total Computers                                                 768
---------------------------------------------------------------------
Cosmetics & Toiletries - 0.2%
Avon Products                                  2,200             79
                                                       --------------
Total Cosmetics & Toiletries                                     79
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Data Processing/Management - 0.1%
Broadridge Financial Solutions (D)             3,000   $         53
                                                       --------------
Total Data Processing/Management                                 53
---------------------------------------------------------------------
Diversified Manufacturing Operations - 0.5%
SPX                                            1,800            169
Tyco International (D)                         1,225             58
                                                       --------------
Total Diversified Manufacturing Operations                      227
---------------------------------------------------------------------
Electric-Integrated - 4.7%
American Electric Power (D)                    4,000            174
Centerpoint Energy (D)                         3,400             56
Edison International                           5,700            302
FirstEnergy (D)                                9,703            589
Pepco Holdings                                 8,400            227
PG&E                                           5,300            227
Wisconsin Energy                              11,500            494
Xcel Energy                                    6,500            132
                                                       --------------
Total Electric-Integrated                                     2,201
---------------------------------------------------------------------
Electronic Components-Miscellaneous - 0.4%
Sanmina-SCI*                                  52,000            143
Solectron (D)*                                15,900             60
                                                       --------------
Total Electronic Components-Miscellaneous                       203
---------------------------------------------------------------------
Electronic Components-Semiconductors - 0.2%
LSI*                                          14,900            107
                                                       --------------
Total Electronic Components-Semiconductors                      107
---------------------------------------------------------------------
Engines-Internal Combustion - 1.0%
Cummins (D)                                    3,900            463
                                                       --------------
Total Engines-Internal Combustion                               463
---------------------------------------------------------------------
Enterprise Software/Services - 1.6%
Oracle* (D)                                   38,200            730
                                                       --------------
Total Enterprise Software/Services                              730
---------------------------------------------------------------------
Finance-Investment Banker/Broker - 3.9%
Citigroup (D)                                  2,500            117
Goldman Sachs Group (D)                        5,938          1,118
Lehman Brothers Holdings                       1,819            113
Merrill Lynch (D)                              4,670            347
Morgan Stanley                                 1,979            126
                                                       --------------
Total Finance-Investment Banker/Broker                        1,821
---------------------------------------------------------------------
Finance-Mortgage Loan/Banker - 0.3%
Fannie Mae                                     2,500            150
                                                       --------------
Total Finance-Mortgage Loan/Banker                              150
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Food-Miscellaneous/Diversified - 1.9%
General Mills                                  1,000   $         56
Kraft Foods, Cl A (D)                         25,500            835
                                                       --------------
Total Food-Miscellaneous/Diversified                            891
---------------------------------------------------------------------
Gas-Distribution - 0.9%
Sempra Energy                                  8,200            432
                                                       --------------
Total Gas-Distribution                                          432
---------------------------------------------------------------------
Health Care Cost Containment - 0.9%
Mckesson (D)                                   7,500            433
                                                       --------------
Total Health Care Cost Containment                              433
---------------------------------------------------------------------
Hotels & Motels - 0.1%
Marriott International, Cl A                   1,700             71
                                                       --------------
Total Hotels & Motels                                            71
---------------------------------------------------------------------
Human Resources - 0.4%
Manpower                                       2,150            170
                                                       --------------
Total Human Resources                                           170
---------------------------------------------------------------------
Investment Management/Advisory Services - 0.2%
Ameriprise Financial                           1,600             96
                                                       --------------
Total Investment Management/Advisory Services                    96
---------------------------------------------------------------------
Life/Health Insurance - 0.4%
Lincoln National                               2,057            124
Principal Financial Group (D)                  1,000             57
                                                       --------------
Total Life/Health Insurance                                     181
---------------------------------------------------------------------
Machinery-Construction & Mining - 0.2%
Terex*                                         1,000             86
                                                       --------------
Total Machinery-Construction & Mining                            86
---------------------------------------------------------------------
Machinery-Farm - 0.2%
Deere                                            700             84
                                                       --------------
Total Machinery-Farm                                             84
---------------------------------------------------------------------
Medical Products - 0.2%
Baxter International (D)                       2,100            111
                                                       --------------
Total Medical Products                                          111
---------------------------------------------------------------------
Medical-Drugs - 0.6%
Merck                                          3,286            163
Wyeth (D)                                      2,800            136
                                                       --------------
Total Medical-Drugs                                             299
---------------------------------------------------------------------
Medical-Hospitals - 0.3%
Health Management Associates, Cl A            18,700            151
                                                       --------------
Total Medical-Hospitals                                         151
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Medical-Wholesale Drug Distributors - 0.6%
AmerisourceBergen                              4,397   $        207
Cardinal Health                                  900             59
                                                       --------------
Total Medical-Wholesale Drug Distributors                       266
---------------------------------------------------------------------
Metal-Diversified - 0.3%
Freeport-McMoRan Copper & Gold                 1,700            160
                                                       --------------
Total Metal-Diversified                                         160
---------------------------------------------------------------------
Multi-Line Insurance - 2.2%
American International Group (D)               4,500            289
MetLife (D)                                   12,400            747
                                                       --------------
Total Multi-Line Insurance                                    1,036
---------------------------------------------------------------------
Multimedia - 1.5%
News, Cl A                                    12,100            255
Walt Disney                                   13,600            449
                                                       --------------
Total Multimedia                                                704
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 2.2%
Apache                                         1,700            137
Chesapeake Energy                              9,300            317
Denbury Resources*                             8,300            332
Noble Energy                                   1,300             79
Ultra Petroleum*                               2,747            152
                                                       --------------
Total Oil Companies-Exploration & Production                  1,017
---------------------------------------------------------------------
Oil Companies-Integrated - 4.4%
Chevron (D)                                   11,300            963
Exxon Mobil                                    4,200            358
Hess                                           5,300            324
Marathon Oil                                   7,600            420
                                                       --------------
Total Oil Companies-Integrated                                2,065
---------------------------------------------------------------------
Oil Refining & Marketing - 0.5%
Tesoro                                         1,700             85
Valero Energy                                  2,000            134
                                                       --------------
Total Oil Refining & Marketing                                  219
---------------------------------------------------------------------
Oil-Field Services - 0.3%
Halliburton                                    3,400            123
                                                       --------------
Total Oil-Field Services                                        123
---------------------------------------------------------------------
Retail-Major Department Store - 0.5%
JC Penney                                      3,400            231
                                                       --------------
Total Retail-Major Department Store                             231
---------------------------------------------------------------------
Retail-Regional Department Store - 0.2%
Kohl's*                                        1,300             79
                                                       --------------
Total Retail-Regional Department Store                           79
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Retail-Restaurants - 0.3%
Darden Restaurants                             3,600   $        153
                                                       --------------
Total Retail-Restaurants                                        153
---------------------------------------------------------------------
Schools - 0.1%
Career Education* (D)                          1,800             53
                                                       --------------
Total Schools                                                    53
---------------------------------------------------------------------
Super-Regional Banks-US - 0.6%
PNC Financial Services Group                   1,100             73
Suntrust Banks                                 1,500            118
Wachovia (D)                                   1,200             57
Wells Fargo (D)                                1,700             57
                                                       --------------
Total Super-Regional Banks-US                                   305
---------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics - 0.1%
Corning*                                       2,200             52
                                                       --------------
Total Telecommunications Equipment-Fiber Optics                  52
---------------------------------------------------------------------
Telephone-Integrated - 2.0%
AT&T                                          23,574            923
                                                       --------------
Total Telephone-Integrated                                      923
---------------------------------------------------------------------
Television - 1.3%
CBS, Cl B                                     18,700            593
                                                       --------------
Total Television                                                593
                                                       --------------
Total Common Stock (Cost $21,305)                            20,535
---------------------------------------------------------------------
Foreign Common Stock - 51.9%
Australia - 4.3%
BHP Billiton (D)                              29,803            948
Commonwealth Bank of Australia                 4,292            197
GPT Group                                     14,076             53
ING Industrial Fund (D)                      283,234            595
Stockland                                     33,889            220
                                                       --------------
Total Australia                                               2,013
---------------------------------------------------------------------
Belgium - 0.1%
KBC Groep                                        438             57
                                                       --------------
Total Belgium                                                    57
---------------------------------------------------------------------
Canada - 3.7%
Alcan                                            600             58
Barrick Gold                                   8,300            273
Canadian Imperial Bank of Commerce             1,800            156
EnCana                                         3,300            202
Ensign Energy Services                         3,200             54
National Bank of Canada                        1,000             57
Quebecor World                                 6,600             76
Sherritt International                         7,200            110
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Canada - continued
Talisman Energy                               10,500   $        192
Teck Cominco, Cl B                             6,700            297
TELUS                                          4,300            240
                                                       --------------
Total Canada                                                  1,715
---------------------------------------------------------------------
Denmark - 2.9%
AP Moeller - Maersk, Cl B (D)                     49            647
Carlsberg, Cl B (D)                            4,425            568
Danske Bank                                    3,400            143
                                                       --------------
Total Denmark                                                 1,358
---------------------------------------------------------------------
Finland - 0.8%
Kesko, Cl B                                    2,160            114
Stora Enso, Cl R                              11,960            206
Wartsila, Cl B                                   891             62
                                                       --------------
Total Finland                                                   382
---------------------------------------------------------------------
France - 3.7%
Air France-KLM                                 1,263             57
BNP Paribas                                    1,950            214
Bouygues                                       2,468            198
Cie Generale d'Optique Essilor
   International (D)                          10,334            630
Groupe Danone                                  2,122            154
Lafarge (D)                                    2,825            479
                                                       --------------
Total France                                                  1,732
---------------------------------------------------------------------
Germany - 6.0%
BASF (D)                                       9,635          1,246
Bayer                                          2,403            170
Commerzbank                                    3,039            131
DaimlerChrysler                                2,044            185
Deutsche Bank                                  2,308            313
Deutsche Lufthansa                             7,582            213
Hypo Real Estate Holding                         913             56
Muenchener Rueckversicherungs                    326             56
ThyssenKrupp                                   6,004            332
Volkswagen                                       635            114
                                                       --------------
Total Germany                                                 2,816
---------------------------------------------------------------------
Hong Kong - 1.5%
Swire Pacific, Cl A (D)                       61,000            690
                                                       --------------
Total Hong Kong                                                 690
---------------------------------------------------------------------
Italy - 2.0%
Capitalia                                      6,999             66
Fiat (D)                                       3,935            116
Italcementi                                   10,484            287
Lottomatica (D)                               10,931            403
Telecom Italia                                21,129             57
                                                       --------------
Total Italy                                                     929
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Japan - 9.5%
Hitachi (D)                                   61,000   $        439
Komatsu                                        4,600            145
Kyocera                                        1,500            146
Marubeni                                      28,000            269
Mitsubishi Electric (D)                       16,000            170
Mitsubishi Materials                          10,000             64
Mitsubishi UFJ Financial Group                     5             53
Mitsui Fudosan                                 8,000            209
Mizuho Financial Group                             9             63
Nikon                                          8,000            253
Nippon Mining Holdings                         6,000             60
Nisshin Steel                                 18,000             79
Nomura Research Institute                      3,600            114
NTT Urban Development                             63            114
Odakyu Electric Railway                       10,000             59
Olympus (D)                                   15,000            615
Sony                                           4,200            224
Sumco (D)                                      7,000            360
Tanabe Seiyaku                                28,000            328
Tokyu                                          9,000             56
Toshiba (D)                                   53,000            497
Toyota Industries                              1,600             73
Toyota Tsusho                                  3,400             89
                                                       --------------
Total Japan                                                   4,479
---------------------------------------------------------------------
Netherlands - 0.7%
Aegon                                          3,069             55
TNT                                            6,219            267
                                                       --------------
Total Netherlands                                               322
---------------------------------------------------------------------
New Zealand - 0.2%
Fletcher Building (D)                         12,254            116
                                                       --------------
Total New Zealand                                               116
---------------------------------------------------------------------
Portugal - 1.7%
Banco BPI                                     12,579            116
Banco Espirito Santo                           5,038            118
Portugal Telecom (D)                          41,336            578
                                                       --------------
Total Portugal                                                  812
---------------------------------------------------------------------
Singapore - 0.6%
DBS Group Holdings                             8,000            120
Oversea-Chinese Banking                       20,000            118
Venture                                        6,000             60
                                                       --------------
Total Singapore                                                 298
---------------------------------------------------------------------
South Africa - 0.0%
Mondi                                            188              2
                                                       --------------
Total South Africa                                                2
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Spain - 4.5%
Banco Bilbao Vizcaya Argentaria                4,404   $        108
Banco Santander Central Hispano (D)            3,097             59
Fomento de Construcciones y Contratas          1,272            114
Inditex                                       15,599            933
Mapfre (D)                                   107,129            496
Telefonica                                    10,732            251
Union Fenosa                                   2,444            134
                                                       --------------
Total Spain                                                   2,095
---------------------------------------------------------------------
Sweden - 1.8%
Castellum                                     19,500            236
Fabege                                         5,248             56
Nordea Bank                                    9,554            154
Skandinaviska Enskilda Banken, Cl A            3,510            120
SKF, Cl B                                      6,000            125
Volvo, Cl B                                    9,490            174
                                                       --------------
Total Sweden                                                    865
---------------------------------------------------------------------
Switzerland - 1.0%
ABB                                            2,465             60
Credit Suisse Group                              813             53
Swatch Group                                   1,187            358
                                                       --------------
Total Switzerland                                               471
---------------------------------------------------------------------
United Kingdom - 6.9%
Balfour Beatty                                12,452            108
Barclays (D)                                   4,112             58
BT Group                                      71,593            454
Centrica (D)                                   7,849             57
De La Rue                                     13,913            209
HBOS                                           9,995            195
HSBC Holdings (D)                              9,702            180
J Sainsbury                                    5,032             58
Legal & General Group                         75,760            213
Man Group                                      7,936             90
Marks & Spencer Group                         21,619            275
Mondi                                            470              4
Reed Elsevier                                 12,820            158
Royal Bank of Scotland Group                  19,583            233
Scottish & Newcastle                          14,954            179
SSL International                              8,379             78
Taylor Wimpey (D)                              8,801             58
Tesco (D)                                     55,854            459
WPP Group                                     11,582            166
                                                       --------------
Total United Kingdom                                          3,232
                                                       --------------
Total Foreign Common Stock (Cost $24,112)                    24,384
---------------------------------------------------------------------

---------------------------------------------------------------------
                                       Shares/Face
Description                           Amount (000)      Value (000)
---------------------------------------------------------------------
Foreign Preferred Stock - 1.4%
Germany - 0.1%
Henkel KGaA                                    1,046   $         56
                                                       --------------
Total Germany                                                    56
---------------------------------------------------------------------
Italy - 1.3%
Unipol (D)                                   188,429            598
                                                       --------------
Total Italy                                                     598
                                                       --------------
Total Foreign Preferred Stock (Cost $698)                       654
---------------------------------------------------------------------
Treasury Bills - 5.6% (E)
U.S. Treasury Bill
   4.863%, 12/13/07                  $         2,700          2,653
                                                       --------------
Total Treasury Bills (Cost $2,652)                            2,653
---------------------------------------------------------------------
Money Market Fund - 7.7%
Morgan Stanley Institutional Liquidity
   Funds, Prime Portfolio, Institutional
   Class 5.29% (C)                         3,600,266          3,600
                                                       --------------
Total Money Market Fund (Cost $3,600)                         3,600
---------------------------------------------------------------------
Total Investments (110.4%) (Cost $52,367)                    51,826
---------------------------------------------------------------------
Securities Sold Short - (4.8)%
Airlines - (0.2)%
Southwest Airlines                            (4,600)           (72)
                                                       --------------
Total Airlines                                                  (72)
---------------------------------------------------------------------
Auto-Cars/Light Trucks - (0.7)%
Ford Motor                                   (27,700)          (236)
General Motors                                (3,300)          (107)
                                                       --------------
Total Auto-Cars/Light Trucks                                   (343)
---------------------------------------------------------------------
Commercial Services - (0.2)%
Choicepoint*                                  (2,700)          (104)
                                                       --------------
Total Commercial Services                                      (104)
---------------------------------------------------------------------
Commercial Services-Finance - (0.1)%
Western Union                                 (3,000)           (60)
                                                       --------------
Total Commercial Services-Finance                               (60)
---------------------------------------------------------------------
Computer Services - (0.3)%
Unisys*                                      (15,900)          (129)
                                                       --------------
Total Computer Services                                        (129)
---------------------------------------------------------------------
Medical-Biomedical/Genetic - (0.1)%
Vertex Pharmaceuticals*                       (2,100)           (68)
                                                       --------------
Total Medical-Biomedical/Genetic                                (68)
---------------------------------------------------------------------
Photo Equipment & Supplies - (0.2)%
Eastman Kodak                                 (3,500)           (88)
                                                       --------------
Total Photo Equipment & Supplies                                (88)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Pipelines - (1.3)%
Equitable Resources                          (12,800)  $       (603)
                                                       --------------
Total Pipelines                                                (603)
---------------------------------------------------------------------
Retail-Restaurants - (1.7)%
Brinker International                         (2,100)           (56)
Wendy's International                        (21,600)          (757)
                                                       --------------
Total Retail-Restaurants                                       (813)
                                                       --------------
Total Securities Sold Short
(Proceeds $(2,380))                                          (2,280)
---------------------------------------------------------------------
Foreign Securities Sold Short - (11.4)%
Australia - (2.5)%
AGL Energy                                   (13,599)          (178)
Harvey Norman Holdings                       (22,429)          (100)
Macquarie Goodman Group                      (22,064)          (112)
Macquarie Infrastructure Group               (84,523)          (233)
Newcrest Mining                               (2,898)           (60)
Orica                                         (2,383)           (56)
Origin Energy                                (33,197)          (274)
Publishing & Broadcast                        (3,505)           (55)
WorleyParsons                                 (3,064)           (88)
                                                       --------------
Total Australia                                              (1,156)
---------------------------------------------------------------------
Austria - (0.5)%
Oest Elektrizatswits, Cl A                    (4,258)          (208)
                                                       --------------
Total Austria                                                  (208)
---------------------------------------------------------------------
Canada - (3.8)%
CI Financial Income Fund                      (4,900)          (128)
Eldorado Gold*                               (27,400)          (125)
Gildan Activewear*                            (5,600)          (192)
Imperial Oil                                  (3,900)          (182)
Loblaw                                        (8,000)          (371)
Niko Resources                                  (900)           (82)
Opti Canada*                                  (7,600)          (164)
Transalta                                     (9,700)          (276)
UTS Energy*                                  (10,000)           (58)
Western Oil Sands, Cl A*                      (6,200)          (217)
                                                       --------------
Total Canada                                                 (1,795)
---------------------------------------------------------------------
Denmark - (0.1)%
East Asiatic                                 (1,025)            (59)
                                                       --------------
Total Denmark                                                   (59)
---------------------------------------------------------------------
Finland -(0.1)%
Nokian Renkaat                               (2,008)            (66)
                                                       --------------
Total Finland                                                   (66)
---------------------------------------------------------------------

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
                                         Shares/
Description                             Contracts       Value (000)
---------------------------------------------------------------------
France - (1.4)%
Lagardere Groupe                              (2,162)  $       (171)
Pagesjaunes Group                             (6,638)          (133)
Pernod Ricard                                   (267)           (56)
Television Francaise                          (7,598)          (254)
                                                       --------------
Total France                                                   (614)
---------------------------------------------------------------------
Germany - (0.1)%
Infineon Technologies*                        (3,240)           (53)
                                                       --------------
Total Germany                                                   (53)
---------------------------------------------------------------------
Japan - (2.2)%
Aeon Credit Service                           (4,100)           (58)
Circle K Sunkus                               (3,400)           (58)
Familymart                                    (2,200)           (57)
Hoya                                          (8,400)          (266)
Marui                                         (9,900)          (112)
Meitec                                        (3,400)           (97)
Nippon Kayaku                                 (9,000)           (78)
Obic                                            (420)           (83)
Ryohin Keikaku                                (2,900)          (173)
Sankyo                                        (1,400)           (56)
                                                       --------------
Total Japan                                                  (1,038)
---------------------------------------------------------------------
New Zealand - (0.2)%
Auckland International Airport               (35,569)           (90)
                                                       --------------
Total New Zealand                                               (90)
---------------------------------------------------------------------
Norway - (0.4)%
Norske Skogindustrier                        (13,500)          (188)
                                                       --------------
Total Norway                                                   (188)
---------------------------------------------------------------------
Sweden - (0.1)%
Securitas, Cl B                               (3,600)           (55)
                                                       --------------
Total Sweden                                                    (55)
---------------------------------------------------------------------
United Kingdom - (0.0)%
Anglo American                                  (170)           (10)
                                                       --------------
Total United Kingdom                                            (10)
                                                       --------------
Total Foreign Securities Sold Short
(Proceeds $(5,380))                                          (5,332)
---------------------------------------------------------------------
Written Index Option Contracts - (1.0)%
Amex S&P 400
   August 2007 920 Call                          (22)            (3)
Cboe S&P Small Cap 600
   August 2007 445 Call                          (46)            (3)
Phlx Bank Index
   August 2007 110 Call                         (180)           (22)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                            Contracts        Value (000)
---------------------------------------------------------------------

Written Index Option Contracts - continued
S&P 500 Index
   August 2007 1,450 Call                        (50)  $       (155)
S&P 500 Index
   August 2007 1,470 Call                        (50)          (110)
S&P 500 Index
   August 2007 1,485 Call                       (100)          (137)
S&P 500 Index
   August 2007 1,505 Call                        (21)           (20)
                                                       --------------
Total Written Index Option Contracts
(Proceeds $(803))                                              (450)
---------------------------------------------------------------------
Other Assets and Liabilities, Net - 6.8%                      3,170
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $     46,934
---------------------------------------------------------------------



The Fund had the following futures contracts open as of July 31, 2007:

                                                                   Unrealized
                                   Number   Contract              Appreciation
                                     of       Value   Expiration (Depreciation)
Contract Description              Contracts   (000)      Date        (000)
--------------------------------- --------- -------- ----------- --------------
Amsterdam Index                      34     $ 4,942   8/22/2007     $(249)
CAC40 Index                          53       4,180   8/17/2007      (243)
Australian Dollar Currency Future    98       8,377   9/17/2007       138
British Pound Currency Future        50       6,354   9/17/2007       135
Canadian Dollar Currency Future     (99)     (9,306)  9/18/2007        19
Euro Currency Future                (47)     (8,055)  9/20/2007      (199)
DAX Index                             7       1,823   9/21/2007       (48)
DJ Euro Stoxx 50 Index               12         710   9/21/2007       (18)
FTSE 100 Index                       35       4,517   9/21/2007      (158)
Hang Seng Index                     (25)     (3,709)  8/31/2007        21
IBEX 35 Index                        13       2,630   8/17/2007       (54)
Japanese Yen Currency Future        (45)     (4,784)  9/17/2007       (98)
OMX Index                           (81)     (1,482)  8/27/2007        81
S&P 500 Index                        (6)     (2,193)  9/20/2007       102
S&P/MIB Index                        15       4,147   9/21/2007      (157)
S&P/TSE 60 Index                    (38)     (5,721)  9/20/2007      (104)
SPI 200 Index                       (43)     (5,601)  9/25/2007       201
TOPIX Index                          (3)       (432)  9/17/2007        19
                                                                    -----

                                                                    $(612)
                                                                    -----


For descriptions of abbreviations and footnotes, please refer to page 131.



The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CLAY FINLAY CHINA FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Clay Finlay Inc.


Performance Highlights

o During the one-year period ended July 31, 2007, the Fund's Class A shares gained 73.81% at net asset value. Despite producing strong absolute gains, the Fund underperformed the Index, which returned 93.22% for the same time period.

o    In terms  of  sectors,  health  care,  energy  and  consumer  discretionary
     contributed   positively  to  performance   relative  to  the  Index,   and
     industrials, financials and utilities detracted from relative results.

o Individual stocks that enhanced the Fund's absolute performance include China Life Insurance, China Petroleum & Chemical and China Mobile.

o Individual stocks detracting from the Fund's absolute gains included TPV Technology (no longer a Fund holding), Mirabell International Holdings (no longer a Fund holding) and GST Holdings (no longer a Fund holding).


Q.   How did the Fund perform relative to its benchmark?

A. During the one-year period ended July 31, 2007, the Old Mutual Clay Finlay China Fund's (the "Fund") Class A shares gained 73.81% at net asset value. Despite producing strong absolute gains, the Fund underperformed its benchmark, the MSCI China Index (the "Index"), which returned 93.22% for the same time period. Performance for all share classes can be found on page 111.

Q.   What investment environment did the Fund face during the past year?

A. The Chinese stock market was a generally favorable investment environment during the period. It was supported by strong economic growth in China, appreciation of the Chinese Yuan, strong liquidity in Hong Kong, constructive government policies, better than expected corporate earnings growth and new market highs. The country's gross domestic product ("GDP") rose significantly during the period; all three components of GDP
     (investments, consumer spending and trade surplus) contributed to the higher growth rate. Liquidity in Hong Kong was evidenced by 80 initial public offerings ("IPOs") raising a total of $40 billion U.S. dollars during the one-year period. Interest rate hikes and increases in the bank reserve requirement ratio were policies implemented by the government to keep economic expansion under control. The financials sector contributed to the market highs, while oil stocks lagged due to the decrease in prices of international crude oil.

     Toward the end of the period, however, new concerns plagued market confidence and investors began to worry about signs of resurgent inflation and the sub-prime mortgage market in the United States. The consumer price index ("CPI") rose above the official 3% target for 2007 in May and June, due to a sharp increase in food prices. This raised concerns over further tightening in monetary policy. Additionally, the sub-prime mortgage issue in the United States implied a reduction of risk appetite among international investors. This caused a wave of selling, especially from hedge funds, of all major equity markets. Even though Clay Finlay Inc. ("Clay Finlay") believes that China's growth story remains intact and the Chinese banking system appears to be relatively immune from the consequences, the firm notes that even Chinese stocks listed in Hong Kong could not escape the effects of the U.S. sub-prime crisis.

Q.   Which market factors influenced the Fund's relative performance?

A. High earnings growth, strong macroeconomic data and a lack of attractive alternatives encouraged primarily retail investors to invest in Chinese equities, which enjoyed a spectacular rally during the one-year period. Many investors paid close attention to the valuation gap between domestic A shares and Hong Kong listed ("H") shares based on the underlying idea that H shares were unduly lagging behind and would catch up to their domestic counterparts. The Fund was negatively impacted by strong cash in flows in December 2006, an increase in market volatility at the beginning of 2007 and the change in market focus from one sector to another.

Q.   How did portfolio composition affect Fund performance?

A. In terms of sectors, health care, energy and consumer discretionary contributed positively to performance relative to the Index. Industrials, financials and utilities, on the other hand, detracted from relative results.

     Individual stocks that enhanced the Fund's absolute performance include China Life Insurance, China Petroleum & Chemical and China Mobile. China Life Insurance is the leading life insurer in mainland China. The company posted strong gains during the period due to growth in insurance premiums and earnings, a jump in investment income (higher than expected yield on their equity investment portfolio) and the success of the firm's listing on the domestic market in January 2007 where the stock's A-shares surged 106% on the first day of trading and continued to trade at a substantial premium to Hong Kong listed shares. China Petroleum & Chemical, the second largest oil and gas


                                                          Clay Finlay China Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Clay Finlay Inc.


Top Ten Holdings
as of July 31, 2007

China Life Insurance, CI H                8.4%
-------------------------------------------------
China Mobile                              7.9%
-------------------------------------------------
Industrial & Commercial
Bank of China, CI H                       5.8%
-------------------------------------------------
China Construction Bank, CI H             4.7%
-------------------------------------------------
Ping An Insurance Group, CI H             4.7%
-------------------------------------------------
CNOOC                                     4.4%
-------------------------------------------------
PetroChina ADR                            3.6%
-------------------------------------------------
China Metal
International Holdings                    2.9%
-------------------------------------------------
Shandong Weigao Group
Medical Polymer, CI H                     2.9%
-------------------------------------------------
Xinjiang Tianye Water Savings
Irrigation System, CI H                   2.9%
-------------------------------------------------
As a % of Total
Fund Investments                          48.2%
-------------------------------------------------


     producer in China and Asia's largest refiner, performed well as investors anticipated refining profits and margins to surge due to weakening international crude oil prices since the fall of 2006. This belief was confirmed by the turnaround of the company's refining division's profitability in the fourth quarter of 2006 and the release of impressive results for the 2006 fiscal year. China Mobile, a leader in mobile telecommunication, benefited from consistent and steady growth in the number of new subscribers to their services.

     Individual stocks detracting from the Fund's absolute gains included TPV Technology (no longer a Fund holding), Mirabell International Holdings (no longer a Fund holding) and GST Holdings (no longer a Fund holding). TPV Technology, one of the world's largest CRT and LCD monitor producers, was negatively impacted by earnings downgrades following decreasing shipments of LCD and CRT monitors, declining panel prices and - from a broader perspective - steeper industry competition. These factors all contributed to Clay Finlay's decision to sell the stock in November 2006. Mirabell International Holdings is a Hong Kong-based shoe retailer that listed its Chinese subsidiary, Belle International, in Hong Kong. Contrary to Clay Finlay's expectations, the company's stock was sold off and declined following the successful IPO of its subsidiary. This market reaction led the sub-advisor to liquidate its holding in Mirabell International Holdings perceiving that it had misunderstood the associated risks. The timing of the sale was unfortunate as the stock rebounded shortly thereafter. GST Holdings is a leading integrated provider of fire alarm systems and services in China. The form experienced disappointing expansion rates due to a continued decline in the average selling price of its products and the slow contribution of new high-margin products and services to the bottom line. As the market began to downgrade earnings forecasts, Clay Finlay decided to look for more interesting opportunities and liquidated the Fund's position in GST Holdings.

Q.   What is the investment outlook for the Chinese market?

A. Clay Finlay believes Chinese equities may continue to be well supported by strong economic fundamentals and earnings upgrades. The relaxation of the Qualified Domestic Institutional Investor ("QDII") system, which allows Chinese investors to buy foreign stocks, is expected to channel domestic assets towards better known Chinese names listed in Hong Kong at lower valuations compared to Shanghai or Shenzhen. The universe of Chinese equities is expanding rapidly through IPOs. Many investment themes are attractive over the long term according to the sub-advisor, including investment in infrastructure programs, the acceleration of private spending by the rising middle class, the coming reform of the health care system, and governmental efforts to manage pollution, to control environmental issues and to promote new energy sources.

     Clay Finlay also notes that a market correction would offer interesting buying opportunities in high quality stocks with strong sustainable earnings growth rates for long-term investors. China is playing an increasingly important role in the world economy, and the sub-advisor believes that China's influence will only grow in the coming years. China is not a short-term story, but a long-term investment theme in Clay Finlay's view.


Clay Finlay China Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of July 31, 2007
-------------------------------------------------------------------------------------------------------
                                                                   1 Year             Annualized
                                        Inception Date             Return          Since Inception
-------------------------------------------------------------------------------------------------------
Class A with front-end load                12/30/05                63.78%               62.85%
Class A without load                       12/30/05                73.81%               69.05%
Class C with deferred sales load           12/30/05                71.67%               67.95%
Class C without deferred sales load        12/30/05                72.67%               67.95%
Class Z                                    12/30/05                74.36%               69.55%
Institutional Class                        12/30/05                74.91%               70.05%
MSCI China Index                           12/30/05                93.22%               76.27%
-------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 2.83% and 2.10%; 3.58% and 2.85%; 2.58% and 1.85%; 2.58% and 1.55%,
respectively. Expenses for Class A, C, and Z shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                               12/30/05     7/31/06     7/31/07
 Clay Finlay China Fund, Institutional Class    $10,000     $13,269     $23,209
 Clay Finlay China Fund, Class Z                $10,000     $13,250     $23,103
 Clay Finlay China Fund, Class A                 $9,425     $12,470     $21,674
 Clay Finlay China Fund, Class C                $10,000     $13,180     $22,757
 MSCI China Index                               $10,000     $12,698     $24,536


Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock        99.2%
Cash Equivalent              0.8%
                           100.0%

OLD MUTUAL CLAY FINLAY CHINA FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Common Stock - 91.1%
Agricultural Chemicals - 1.7%
Sinofert Holdings                          1,698,000   $      1,171
                                                       --------------
Total Agricultural Chemicals                                  1,171
---------------------------------------------------------------------
Airlines - 1.1%
Air China, Cl H                              850,000            749
                                                       --------------
Total Airlines                                                  749
---------------------------------------------------------------------
Apparel Manufacturers - 1.0%
Makalot Industrial                           221,408            651
                                                       --------------
Total Apparel Manufacturers                                     651
---------------------------------------------------------------------
Appliances - 0.8%
Aupu Group Holding                         1,408,000            563
                                                       --------------
Total Appliances                                                563
---------------------------------------------------------------------
Athletic Footwear - 0.9%
China Hongxing Sports                      1,234,000            637
                                                       --------------
Total Athletic Footwear                                         637
---------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original - 1.6%
Minth Group                                  664,000          1,070
                                                       --------------
Total Auto/Truck Parts & Equipment-Original                   1,070
---------------------------------------------------------------------
Building & Construction-Miscellaneous - 0.5%
China National Building Material,
   Cl H                                      160,000            334
                                                       --------------
Total Building & Construction-Miscellaneous                     334
---------------------------------------------------------------------
Cellular Telecommunications - 7.2%
China Mobile                                 421,500          4,843
                                                       --------------
Total Cellular Telecommunications                             4,843
---------------------------------------------------------------------
Chemicals-Specialty - 1.0%
EcoGreen Fine Chemicals Group              1,400,000            656
                                                       --------------
Total Chemicals-Specialty                                       656
---------------------------------------------------------------------
Coal - 1.0%
China Shenhua Energy, Cl H                   168,000            660
                                                       --------------
Total Coal                                                      660
---------------------------------------------------------------------
Commercial Banks Non-US - 10.9%
Bank of East Asia                            135,600            810
China Construction Bank, Cl H              3,898,000          2,890
Industrial & Commercial
   Bank of China, Cl H                     5,904,000          3,599
                                                       --------------
Total Commercial Banks Non-US                                 7,299
---------------------------------------------------------------------
Computers - 0.7%
Lenovo Group                                 676,000            448
                                                       --------------
Total Computers                                                 448
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Disposable Medical Products - 2.6%
Shandong Weigao Group
   Medical Polymer, Cl H                     716,000   $      1,778
                                                       --------------
Total Disposable Medical Products                             1,778
---------------------------------------------------------------------
Diversified Operations - 5.1%
Beijing Enterprises Holdings                 150,000            640
C C Land Holdings                          1,306,000          1,583
China Resources Enterprise                   302,000          1,196
                                                       --------------
Total Diversified Operations                                  3,419
---------------------------------------------------------------------
Electric-Generation - 1.0%
Huaneng Power International, Cl H            598,000            675
                                                       --------------
Total Electric-Generation                                       675
---------------------------------------------------------------------
Feminine Health Care Products - 0.8%
Hengan International Group                   164,000            551
                                                       --------------
Total Feminine Health Care Products                             551
---------------------------------------------------------------------
Food-Miscellaneous/Diversified - 0.4%
China Foods                                  452,000            298
                                                       --------------
Total Food-Miscellaneous/Diversified                            298
---------------------------------------------------------------------
Life/Health Insurance - 7.7%
China Life Insurance, Cl H                 1,204,000          5,194
                                                       --------------
Total Life/Health Insurance                                   5,194
---------------------------------------------------------------------
Lighting Products & Systems - 2.1%
Neo-Neon Holdings*                           680,000          1,389
                                                       --------------
Total Lighting Products & Systems                             1,389
---------------------------------------------------------------------
Machinery-Construction & Mining - 0.9%
China Infrastructure Machinery
   Holdings                                  274,000            610
                                                       --------------
Total Machinery-Construction & Mining                           610
---------------------------------------------------------------------
Medical-Biomedical/Genetic - 1.7%
Mingyuan Medicare Development              5,650,000          1,133
                                                       --------------
Total Medical-Biomedical/Genetic                              1,133
---------------------------------------------------------------------
Metal-Aluminum - 1.8%
Midas Holdings                             1,430,000          1,178
                                                       --------------
Total Metal-Aluminum                                          1,178
---------------------------------------------------------------------
Metal-Iron - 2.7%
China Metal International Holdings         4,036,000          1,782
                                                       --------------
Total Metal-Iron                                              1,782
---------------------------------------------------------------------
Multi-Line Insurance - 5.1%
China Insurance International
   Holdings*                                 227,000            547
Ping An Insurance Group, Cl H                336,500          2,873
                                                       --------------
Total Multi-Line Insurance                                    3,420
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Non-Hazardous Waste Disposal - 0.8%
China Water Affairs Group*                   826,000   $        544
                                                       --------------
Total Non-Hazardous Waste Disposal                              544
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 4.0%
CNOOC                                      2,271,000          2,703
                                                       --------------
Total Oil Companies-Exploration & Production                  2,703
---------------------------------------------------------------------
Oil Companies-Integrated - 5.4%
China Petroleum & Chemical, Cl H           1,334,000          1,416
PetroChina ADR                                15,000          2,209
                                                       --------------
Total Oil Companies-Integrated                                3,625
---------------------------------------------------------------------
Paper & Related Products - 1.5%
Lee & Man Paper Manufacturing                238,000          1,014
                                                       --------------
Total Paper & Related Products                                1,014
---------------------------------------------------------------------
Real Estate Operation/Development - 6.8%
Cheung Kong Holdings                          42,000            589
China Everbright International             2,971,000          1,163
Far East Consortium                        1,676,000            806
Hang Lung Properties                         199,000            732
Shun Tak Holdings                            604,000            933
Sino Land                                    150,000            334
                                                       --------------
Total Real Estate Operation/Development                       4,557
---------------------------------------------------------------------
Retail-Apparel/Shoe - 0.9%
Belle International Holdings*                500,000            581
                                                       --------------
Total Retail-Apparel/Shoe                                       581
---------------------------------------------------------------------
Retail-Hypermarkets - 0.0%
Wumart Stores, Cl H (B)                      252,000              -
                                                       --------------
Total Retail-Hypermarkets                                         -
---------------------------------------------------------------------
Retail-Major Department Store - 2.0%
Lifestyle International Holdings             166,000            661
Parkson Retail Group                          88,500            662
                                                       --------------
Total Retail-Major Department Store                           1,323
---------------------------------------------------------------------
Retail-Perfume & Cosmetics - 0.6%
Sa Sa International Holdings               1,158,000            421
                                                       --------------
Total Retail-Perfume & Cosmetics                                421
---------------------------------------------------------------------
Retail-Regional Department Store - 1.0%
Golden Eagle Retail Group                    753,000            654
                                                       --------------
Total Retail-Regional Department Store                          654
---------------------------------------------------------------------
Shipbuilding - 0.6%
Yangzijiang Shipbuilding Holdings*           325,000            418
                                                       --------------
Total Shipbuilding                                              418
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Telecommunications Equipment - 1.5%
Vtech Holdings                               111,000   $        984
                                                       --------------
Total Telecommunications Equipment                              984
---------------------------------------------------------------------
Telecommunications Services - 2.2%
China Telecom, Cl H                        2,550,000          1,476
                                                       --------------
Total Telecommunications Services                             1,476
---------------------------------------------------------------------
Transport-Services - 0.9%
Tianjin Port Development Holdings            772,000            616
                                                       --------------
Total Transport-Services                                        616
---------------------------------------------------------------------
Water Treatment Systems - 2.6%
Xinjiang Tianye Water Saving
   Irrigation System, Cl H                 3,404,000          1,766
                                                       --------------
Total Water Treatment Systems                                 1,766
                                                       --------------
Total Common Stock (Cost $47,819)                            61,190
---------------------------------------------------------------------
Money Market Fund - 0.7%
Morgan Stanley Institutional
   Liquidity Funds, Prime Portfolio,
   Institutional Class 5.29% (C)             486,948            487
                                                       --------------
Total Money Market Fund (Cost $487)                             487
---------------------------------------------------------------------
Total Investments - 91.8% (Cost $48,306)                     61,677
---------------------------------------------------------------------
Other Assets and Liabilities, Net - 8.2%                      5,476
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $     67,153
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 131.



The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Clay Finlay Inc.


Performance Highlights


o During the one-year period ended July 31, 2007, the Fund's Class A shares gained 46.67% at net asset value, underperforming the Index, which returned 50.49% for the same time period.

o Countries such as Russia, Mexico and Hong Kong contributed positively to relative performance during the period while Brazil, South Korea and the Philippines detracted from relative results.

o    Individual   stocks  that   contributed  to  the  Fund's  strong   absolute
     performance included Indiabulls Financial Services (no longer a Fund holding), Porto Seguro and Hon Hai Precision.

o Stocks that detracted from the Fund's strong absolute performance during the period included Russian oil producer Surgutneftegaz (no longer a Fund holding), Taiwanese fitness equipment manufacturer Johnson Health Tech (no longer a Fund holding) and network equipment manufacturer Alpha Networks.


Q.   How did the Fund perform relative to its benchmark?

A. During the one-year period ended July 31, 2007, the Old Mutual Clay Finlay Emerging Markets Fund's (the "Fund") Class A shares gained 46.67% at net asset value, underperforming the MSCI Emerging Markets Index (the "Index"), which returned 50.49% for the same time period. Performance for all share classes can be found on page 116.

Q.   What investment environment did the Fund face during the past year?

A. Emerging markets continued to produce strong performance during the period. Global growth accelerated and investors became increasingly comfortable with the risks associated with investing in emerging markets. Investment in infrastructure within emerging-market countries boomed, resulting in notable performance by the industrials and materials sectors. Despite concerns about a potential bubble in the domestic Chinese A-share equity markets, Chinese shares rallied as economic growth in China continued to lead the world.

Q.   Which market factors influenced the Fund's relative performance?

A. Despite the Fund's strong performance during the period, it underperformed slightly relative to the Index. This underperformance was due in part to Clay Finlay Inc.'s ("Clay Finlay") emphasis on reasonably valued companies with long-term sustainable earnings growth, which resulted in an overweight relative to the Index in underperforming sectors such as health care. Clay Finlay's emphasis resulted in an underweight of leading sectors, such as materials and industrials, as the sub-advisor viewed the risk of these more cyclical sectors as outweighing the potential reward. Overall, however, Clay Finlay notes that its investment process did work well in terms of stock selection for information technology and financials, where the firm believes it was able to identify strong opportunities in undervalued growth companies.

Q.   How did portfolio composition affect Fund performance?

A. Countries such as Russia, Mexico and Hong Kong contributed positively to relative performance during the period. The Fund's underweight relative to the Index in Russia and overweight in Mexico aided performance while stock selection in Hong Kong also contributed to results. Individual stocks that contributed to the Fund's strong absolute performance included Indiabulls Financial Services (no longer a Fund holding), Porto Seguro and Hon Hai Precision Industries. Indiabulls Financial Services, an Indian financial services firm, benefited from an Indian stock market rally and exposure to the booming Indian real estate market during the period. Porto Seguro, a Brazilian property and casualty insurance firm, posted strong performance due to its stock's low valuation, declining loss ratio and robust premium growth. Taiwanese electronic contract manufacturer Hon Hai Precision Industries benefited from a strong cost advantage in manufacturing which resulted in increased market share and high earnings growth.

     Brazil, South Korea and the Philippines detracted from relative performance during the period. Stock selection in these countries hurt relative results. Stocks that were detractive from the Fund's strong absolute performance during the period included Russian oil producer Surgutneftegaz (no longer a Fund holding), Taiwanese fitness equipment manufacturer Johnson Health Tech (no longer a Fund holding) and network equipment manufacturer Alpha Networks. Surgutneftegaz was hurt by the volatile oil markets, increased taxation and concerns regarding political risk which, combined, resulted in weak performance in the Russian energy sector. Johnson Health Tech's stock price declined as weaker than expected demand for fitness equipment in the United States led to excess inventory and underperformance. Alpha Networks lost its competitive edge in the networking equipment market during the period which resulted in disappointing earnings.


Clay Finlay Emerging Markets Fund

Top Ten Holdings
as of July 31, 2007

Petroleo Brasileiro ADR             3.8%
-------------------------------------------
Sberbank                            2.6%
-------------------------------------------
Banco Itau Holding
Financeira ADR                      2.6%
-------------------------------------------
Cia Vale do Rio Doce ADR            2.2%
-------------------------------------------
Ayala                               1.9%
-------------------------------------------
Kasikornbank                        1.9%
-------------------------------------------
Novatek GDR                         1.7%
-------------------------------------------
Hon Hai Precision GDR               1.7%
-------------------------------------------
Millicom International Cellular     1.7%
-------------------------------------------
America Movil, Ser L ADR            1.6%
-------------------------------------------
As a % of Total
Fund Investments                   21.7%
-------------------------------------------


Q.   What is the investment outlook for emerging-market stocks?

A. Clay Finlay is optimistic regarding the outlook for gross domestic product growth in emerging markets and believes the market is positioned for continued robust corporate earnings growth. Valuations have increased in recent years, and the sub- advisor expects future market gains to be more in-line with earnings growth. Clay Finlay also notes the potential added benefit of currency strength, given strong economic fundamentals in many emerging-market countries.

     Clay Finlay believes there is a possibility that higher levels of volatility and the impact of greater investor risk aversion may weigh on emerging markets through the end of 2007. Clay Finlay is also mindful of the risks of U.S. protectionist legislation and weaker U.S. demand for emerging-market exports, though the firm believes domestic demand in most emerging countries will support economic growth. Finally, Clay Finlay is closely monitoring inflation risk in emerging economies, including China.


                                               Clay Finlay Emerging Markets Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of July 31, 2007
-------------------------------------------------------------------------------------------------------
                                                                                          Annualized
                                                                      1 Year                Since
                                              Inception Date          Return              Inception
-------------------------------------------------------------------------------------------------------
Class A with front-end load                      12/30/05             38.19%                30.84%
Class A without load                             12/30/05             46.67%                35.82%
Class C with deferred sales load                 12/30/05             44.70%                34.94%
Class C without deferred sales load              12/30/05             45.70%                34.94%
Class Z                                          12/30/05             47.04%                36.19%
Institutional Class                              12/30/05             47.79%                36.86%
MSCI Emerging Markets Index                      12/30/05             50.49%                36.44%
-------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 4.53% and 2.10%; 5.28% and 2.85%; 4.28% and 1.85%; 4.28% and 1.35%,
respectively. Expenses for Class A, C, and Z shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                          12/30/05     7/31/06     7/31/07
 Clay Finlay Emerging Markets Fund, Institutional Class    $10,000     $11,130     $16,450
 Clay Finlay Emerging Markets Fund, Class Z                $10,000     $11,100     $16,321
 Clay Finlay Emerging Markets Fund, Class A                 $9,425     $10,444     $15,319
 Clay Finlay Emerging Markets Fund, Class C                $10,000     $11,039     $16,085
 MSCI Emerging Markets Index                               $10,000     $10,869     $16,357


Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Stock           56.8%
Common Stock            28.9%
Cash Equivalent          3.3%
Warrants                11.0%
                       100.0%

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Common Stock - 28.6%
Advertising Sales - 1.1%
Focus Media Holding ADR*                       2,900   $        120
                                                       --------------
Total Advertising Sales                                         120
---------------------------------------------------------------------
Brewery - 1.1%
Cia Cervecerias Unidas ADR                     3,490            130
                                                       --------------
Total Brewery                                                   130
---------------------------------------------------------------------
Building & Construction-Miscellaneous - 1.2%
Orascom Construction Industries GDR              960            135
                                                       --------------
Total Building & Construction-Miscellaneous                     135
---------------------------------------------------------------------
Cellular Telecommunications - 4.4%
America Movil, Ser L ADR                       2,900            174
Millicom International Cellular*               2,320            186
Tim Participacoes ADR                          4,100            142
                                                       --------------
Total Cellular Telecommunications                               502
---------------------------------------------------------------------
Commercial Banks Non-US - 3.0%
Banco Itau Holding Financeira ADR              6,200            284
Kazkommertsbank GDR*                           3,000             54
                                                       --------------
Total Commercial Banks Non-US                                   338
---------------------------------------------------------------------
Commercial Services - 1.0%
eTelecare Global Solutions ADR*                7,530            115
                                                       --------------
Total Commercial Services                                       115
---------------------------------------------------------------------
Diversified Minerals - 2.2%
Cia Vale do Rio Doce ADR                       5,000            245
                                                       --------------
Total Diversified Minerals                                      245
---------------------------------------------------------------------
Electronic Components-Miscellaneous - 2.7%
AU Optronics ADR                               7,000            119
Hon Hai Precision GDR                         11,360            188
                                                       --------------
Total Electronic Components-Miscellaneous                       307
---------------------------------------------------------------------
Electronic Components-Semiconductors - 1.1%
Samsung Electronics GDR 144A                     380            125
                                                       --------------
Total Electronic Components-Semiconductors                      125
---------------------------------------------------------------------
Food-Dairy Products - 1.4%
Wimm-Bill-Dann Foods ADR                       1,625            153
                                                       --------------
Total Food-Dairy Products                                       153
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Food-Retail - 1.1%
X5 Retail Group GDR*                           3,900   $        121
                                                       --------------
Total Food-Retail                                               121
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 1.0%
Gazprom ADR                                    2,500            107
                                                       --------------
Total Oil Companies-Exploration & Production                    107
---------------------------------------------------------------------
Oil Companies-Integrated - 5.0%
LUKOIL ADR                                     1,700            138
Petroleo Brasileiro ADR                        6,460            419
                                                       --------------
Total Oil Companies-Integrated                                  557
---------------------------------------------------------------------
Power Conversion/Supply Equipment - 1.1%
Delta Electronics GDR                          6,006            118
                                                       --------------
Total Power Conversion/Supply Equipment                         118
---------------------------------------------------------------------
Steel Pipe & Tube - 1.2%
TMK GDR 144A                                   3,300            133
Total Steel Pipe & Tube                                         133
                                                       --------------
Total Common Stock (Cost $2,639)                              3,206
---------------------------------------------------------------------
Foreign Common Stock - 56.1%
Brazil - 6.8%
Banco do Brasil                                8,100            128
Gafisa                                         9,600            152
Kroton Educacional*                            5,050            114
Localiza Rent A Car                           11,700            120
Porto Seguro                                   3,500            134
Submarino*                                     2,600            110
                                                       --------------
Total Brazil                                                    758
---------------------------------------------------------------------
China - 1.3%
Industrial & Commercial Bank of
   China, Cl H                               235,000            143
                                                       --------------
Total China                                                     143
---------------------------------------------------------------------
Hong Kong - 5.9%
China Everbright International               318,000            124
China Mobile                                  13,000            149
China Resources Enterprise                    40,000            158
CNOOC                                        102,000            121
Kingdee International Software
   Group                                     118,000            117
                                                       --------------
Total Hong Kong                                                 669
---------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Indonesia - 4.5%
Astra International                           57,000   $        114
Bank Niaga                                   670,000             67
Bank Rakyat Indonesia                        204,000            136
Ciputra Development*                       1,061,000            104
Ramayana Lestari Sentosa                     855,000             89
                                                       --------------
Total Indonesia                                                 510
---------------------------------------------------------------------
Malaysia - 3.1%
Genting                                       46,800            107
SP Setia                                      48,000            118
WCT Engineering                               64,000            121
                                                       --------------
Total Malaysia                                                  346
---------------------------------------------------------------------
Mexico - 1.1%
GEO SA de CV, Ser B*                          23,000            126
                                                       --------------
Total Mexico                                                    126
---------------------------------------------------------------------
Philippines - 4.4%
Ayala                                         18,240            211
Jollibee Foods                                34,000             36
Union Bank of Philippines                    112,900            150
Universal Robina                             262,000             93
                                                       --------------
Total Philippines                                               490
---------------------------------------------------------------------
Russia - 6.7%
Novatek GDR                                    3,600            192
Pharmstandard*                                 2,110            127
Sberbank*                                     73,000            293
Unified Energy System*                       105,000            143
                                                       --------------
Total Russia                                                    755
---------------------------------------------------------------------
South Africa - 5.2%
Anglo Platinum                                   611             84
MTN Group                                     12,000            169
Standard Bank Group                           11,000            157
Truworths International                       33,200            168
                                                       --------------
Total South Africa                                              578
---------------------------------------------------------------------
South Korea - 6.8%
Daegu Bank                                     7,000            137
Hynix Semiconductor*                           2,750            111
Lotte Shopping                                   270            105
Osstem Implant*                                2,700            112
Samsung Electronics                              250            165
SSCP*                                          4,400            135
                                                       --------------
Total South Korea                                               765
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Taiwan - 2.6%
Alpha Networks                                     1   $          -
Powertech Technology*                         32,000            149
TXC                                           60,799            138
                                                       --------------
Total Taiwan                                                    287
---------------------------------------------------------------------
Thailand - 4.3%
CP Seven Eleven                              453,000            160
Home Product Center                          729,000            115
Kasikornbank                                  86,000            207
                                                       --------------
Total Thailand                                                  482
---------------------------------------------------------------------
Turkey - 3.4%
Asya Katilim Bankasi*                         15,700            106
Bim Birlesik Magazalar                         1,700            114
Coca-Cola Icecek                              17,200            157
                                                       --------------
Total Turkey                                                    377
                                                       --------------
Total Foreign Common Stock (Cost $5,226)                      6,286
---------------------------------------------------------------------
Warrants - 10.9%
Asian Paints 144A, expires
   06/15/09*                                   7,400            166
Bharet Heavy Electricals 144A,
   expires 05/12/08*                           4,900            211
Grasim Industries 144A,
   expires 05/22/09*                           1,650            121
Infosys Technology 144A, 08/21/09*             4,700            231
IVRCL Infrastructures & Projects 144A,
   expires 11/17/08*                          24,400            235
Nicholas Piramal India 144A,
   expires 10/26/09*                          21,600            145
Taiwan Semiconductor 144A,
   expires 02/01/12*                             220              1
Tianjin Port 144A, expires
   08/04/09*                                 132,000            107
                                                       --------------
Total Warrants (Cost $1,034)                                  1,217
---------------------------------------------------------------------
Money Market Fund - 3.3%
Morgan Stanley Institutional
   Liquidity Funds, Prime Portfolio,
   Institutional Class 5.29% (C)             367,499            367
                                                       --------------
Total Money Market Fund (Cost $367)                             367
---------------------------------------------------------------------
Total Investments - 98.9% (Cost $9,266)                      11,076
---------------------------------------------------------------------
Other Assets and Liabilities, Net - 1.1%                        118
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $     11,194
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 131.



The  accompanying  notes are an integral part of the financial  statements.

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Copper Rock Capital Partners, LLC

Performance Highlights

o For the one-year period ended July 31, 2007, the Fund outperformed the Index. The Fund's Class A shares gained 22.62% at net asset value for the one-year period while the Index returned 16.83%.

o Stock selection in the information technology, telecommunications services and financials sectors contributed positively to the Fund's performance.

o Stock selection in the health care sector, a relative overweight in energy and a lack of exposure in materials negatively impacted Fund performance during the period.

o Individual stocks that contributed to the Fund's strong absolute gains included Cogent Communications Group (no longer a Fund holding), CommScope and Cbeyond.

o    Stocks  that  detracted  from   performance   during  the  period  included
     Healthways (no longer a Fund holding), Christopher & Banks (no longer a Fund holding) and ESCO Technologies (no longer a Fund holding).


Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended July 31, 2007, the Old Mutual Copper Rock Emerging Growth Fund (the "Fund") outperformed its benchmark, the Russell 2000(R) Growth Index (the "Index"). The Fund's Class A shares gained 22.62% at net asset value for the one-year period while the Russell 2000(R) Growth Index returned 16.83%. Performance for all share classes can be found on page 121.

Q.   What investment environment did the Fund face during the past year?

A. The small-cap stock market was strong during the one-year period. The beginning of the period through the summer was marked by investor concern about inflation and higher interest rates. This was a time of above-average volatility. Later in 2006, the market strengthened as commodity prices declined. There were a few surprising elements, however, as the traditional growth sectors were the worst performers while the slowest growth areas were the strongest performers. This spelled "bad news" for true growth investors on a relative basis. In fact, stocks with the slowest projected growth rates performed significantly better than stocks with the highest projected growth rates.

     When 2007 came around, though, there was a shift whereby growth finally started to outperform value. U.S. equity markets stabilized by the beginning of the second quarter of 2007 after experiencing significant volatility in February and early March. Value stocks had outperformed growth companies by a large margin in 2006, but this trend was reversed at the end of the first quarter of 2007. During the second quarter of 2007, faster growing companies solidified their leadership over value stocks and slower growing companies and were the clear winners in the small-cap sector.

Q.   Which market factors influenced the Fund's relative performance?

A. Despite the market volatility of the last half of 2006 and early 2007, Copper Rock Capital Partners, LLC ("Copper Rock") was able to identify stocks that were ultimately rewarded during the overall period. The Fund reduced its exposure to interest rate and energy price sensitive areas, such as retail and restaurants, and found growth opportunities in areas like telecommunications and information technology, which benefited from the expansion of broadband, cabling and demand for faster content reception and video over the Internet. Copper Rock also identified investment opportunities in the energy sector where companies benefited from the demand for global infrastructure build out.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection was the predominant driver of the Fund's outperformance during the fiscal year. Stock selection in the information technology, telecommunications services and financials sectors contributed positively to the Fund's performance. Stock selection in the health care sector, a relative overweight in energy and a lack of exposure in materials negatively impacted Fund performance during the period.

     Individual stocks that contributed to the Fund's strong absolute gains included Cogent Communications Group (no longer a Fund holding), CommScope and Cbeyond. Internet service provider Cogent Communications Group experienced increased revenues since early 2006. The firm's proprietary technology is capitalizing on the expanding use of virtual networks that allow corporations to operate efficiently in multiple locations. CommScope, a provider of cabling and connectivity solutions, benefited from the expansion of cable/broadband networks to enable video over the Internet and the ability to raise prices for the first time in six years. Cbeyond provides voice and broadband Internet services to small businesses. The company, which emphasizes organic growth, has a very measurable execution plan and recently entered its seventh and eighth markets. The company lost ground in early 2007 and, after meeting with management, Copper Rock decided that the stock still had potential and added to the Fund's position. In April, Cbeyond's price rose as investors gained confidence in the company.


                                                Copper Rock Emerging Growth Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Copper Rock Capital Partners,LLC

Top Ten Holdings
as of July 31, 2007

B/E Aerospace                       3.0%
-------------------------------------------
Affiliated Managers Group           2.7%
-------------------------------------------
DealerTrack Holdings                2.6%
-------------------------------------------
Psychiatric Solutions               2.6%
-------------------------------------------
Pinnacle Entertainment              2.4%
-------------------------------------------
Strayer Education                   1.9%
-------------------------------------------
Perficient                          1.8%
-------------------------------------------
Ladish                              1.8%
-------------------------------------------
Itron                               1.8%
-------------------------------------------
Time Warner Telecom, Cl A           1.7%
-------------------------------------------
As a % of Total
Fund Investments                   22.3%
-------------------------------------------


     Stocks that detracted from performance during the period included Healthways (no longer a Fund holding), Christopher & Banks (no longer a Fund holding) and ESCO Technologies (no longer a Fund holding). Healthways is a provider of disease management solutions. The firm's investment thesis is based largely on the success of the Medicare Disease Management pilot program. The thesis broke down when the patient population turned out to be sicker than first thought. This, coupled with a questionable acquisition, caused the stock to lose value and Copper Rock sold the position. Women's apparel retailer Christopher & Banks, benefited from strong sales through much of 2006. Clothing for the 2006 holiday season, however, did not meet customer expectations and early inventory markdowns impacted performance. Copper Rock sold this position due to deteriorating fundamentals. ESCO Technologies, a developer and manufacturer of filtration devices/services and meter management systems, was not able to meet forecasted contracts. Copper Rock sold this position due to deteriorating fundamentals.

Q.   What is the investment outlook for the small-cap growth market?

A. Though it seems the Federal Reserve's ("Fed") interest rate hikes may have come to a near-term end, a Fed rate cut is probably not imminent in Copper Rock's view. The sub-advisor does, however, believe a rate reduction is possible in 2008. Though energy prices have climbed over the past several months, Copper Rock does not believe these costs will have a significant impact on the Fund in the short term. The Fund has limited exposure to areas that are particularly susceptible to higher gas prices, such as retailers and restaurants.

     While some market analysts have predicted that small-cap stocks will underperform large-cap stocks, a mid-cycle economic slowdown has historically been a time when smaller growth companies have garnered attention. Investors seeking growth typically turn to the small- and mid-cap areas. Overall, the small-cap universe appears attractive in Copper Rock's view. The firm believes small- and mid-cap valuations are reasonable and that there is an array of high quality small-cap growth investment opportunities. The firm notes that several companies have either recently gone public or are positioned to shine. Copper Rock believes that the small-cap growth backdrop should remain favorable as long as capital costs remain at current levels for small businesses.

     The Fund currently holds an overweight position in technology and telecommunications services as the sub-advisor continues to find attractive, faster growing companies capitalizing on opportunities in the broadband, cabling and semiconductor areas. The Fund also maintains an overweight relative to the Index in the energy sector. Copper Rock is optimistic about its health care holdings, but continues to have a slight underweight relative to the Index overall. Though performance catalysts for some of its health care holdings may take a couple of quarters to play out, Copper Rock believes that potential drivers such as research results will be favorable in the long term.

Copper Rock Emerging Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of July 31, 2007
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Annualized
                                                                            Inception              1 Year                Since
                                                                              Date*                Return              Inception
------------------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                                                   07/29/05              15.59%                10.24%
Class A without load                                                          07/29/05              22.62%                13.54%
Class C with deferred sales load                                              07/29/05              20.76%                12.66%
Class C without deferred sales load                                           07/29/05              21.76%                12.66%
Class Z                                                                       12/09/05              22.94%                13.99%
Institutional Class                                                           07/29/05              23.20%                14.02%
Russell 2000(R) Growth Index                                                  07/29/05              16.83%                 8.89%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 2.97% and 1.55%; 3.72% and 2.30%; 2.72% and 1.30%; 1.71% and 1.10%,
respectively. Expenses for Class C and Z shares are based on estimated amounts.

*The inception date of each share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date the share classes were available for sale to shareholders was 08/01/05 for Class A, Class C and Institutional Class, and 12/16/05 for Class Z.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                     7/29/05     7/31/06     7/31/07
 Copper Rock Emerging Growth, Institutional Class    $10,000     $10,560     $13,010
 Copper Rock Emerging Growth, Class A                 $9,425      $9,915     $12,158
 Copper Rock Emerging Growth, Class C                $10,000     $10,430     $12,700
 Russell 2000 Growth Index                           $10,000     $10,153     $11,862


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 7/29/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Common Stock                93.8%
Cash Equivalent              2.8%
Investment Company           3.4%
                           100.0%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Common Stock - 94.0%
Aerospace/Defense-Equipment - 3.0%
B/E Aerospace*                                77,362   $      3,138
                                                       --------------
Total Aerospace/Defense-Equipment                             3,138
---------------------------------------------------------------------
Apparel Manufacturers - 0.2%
Gymboree*                                     5,023             216
                                                       --------------
Total Apparel Manufacturers                                     216
---------------------------------------------------------------------
Applications Software - 1.5%
Nuance Communications*                        47,475            782
Visual Sciences*                              47,012            800
                                                       --------------
Total Applications Software                                   1,582
---------------------------------------------------------------------
Auction House/Art Dealer - 1.4%
Sotheby's                                     34,395          1,470
                                                       --------------
Total Auction House/Art Dealer                                1,470
---------------------------------------------------------------------
Audio/Video Products - 0.5%
DTS*                                          23,585            494
                                                       --------------
Total Audio/Video Products                                      494
---------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original - 0.6%
Amerigon*                                     40,507            651
                                                       --------------
Total Auto/Truck Parts & Equipment-Original                     651
---------------------------------------------------------------------
Commercial Banks-Western US - 0.1%
Community Bancorp*                             4,877            114
                                                       --------------
Total Commercial Banks-Western US                               114
---------------------------------------------------------------------
Commercial Services - 0.9%
ExlService Holdings*                          55,657            941
                                                       --------------
Total Commercial Services                                       941
---------------------------------------------------------------------
Computer Services - 0.8%
Syntel                                        22,890            824
                                                       --------------
Total Computer Services                                         824
---------------------------------------------------------------------
Computer Software - 2.4%
Double-Take Software*                         76,240          1,164
Omniture*                                     56,150          1,283
                                                       --------------
Total Computer Software                                       2,447
---------------------------------------------------------------------
Computers-Integrated Systems - 0.5%
Riverbed Technology*                          12,115            535
                                                       --------------
Total Computers-Integrated Systems                              535
---------------------------------------------------------------------
Consulting Services - 3.8%
Advisory Board*                               25,595          1,318
FTI Consulting*                               37,688          1,546
Huron Consulting Group*                       15,352          1,043
                                                       --------------
Total Consulting Services                                     3,907
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                              Shares         Value (000)
---------------------------------------------------------------------
Data Processing/Management - 1.1%
Commvault Systems*                            69,145   $      1,174
                                                       --------------
Total Data Processing/Management                              1,174
---------------------------------------------------------------------
E-Commerce/Products - 0.9%
Blue Nile*                                    12,660            957
                                                       --------------
Total E-Commerce/Products                                       957
---------------------------------------------------------------------
E-Commerce/Services - 1.0%
Priceline.com*                                16,030          1,023
                                                       --------------
Total E-Commerce/Services                                     1,023
---------------------------------------------------------------------
E-Services/Consulting - 2.7%
GSI Commerce*                                 40,025            891
Perficient*                                   95,757          1,893
                                                       --------------
Total E-Services/Consulting                                   2,784
---------------------------------------------------------------------
Educational Software - 1.3%
Blackboard*                                   30,685          1,357
                                                       --------------
Total Educational Software                                    1,357
---------------------------------------------------------------------
Electronic Components-Semiconductors - 1.7%
Netlogic Microsystems*                        42,105          1,283
Volterra Semiconductor*                       41,640            479
                                                       --------------
Total Electronic Components-Semiconductors                    1,762
---------------------------------------------------------------------
Electronic Design Automation - 2.0%
Comtech Group*                                87,980          1,251
Magma Design Automation*                      58,210            862
                                                       --------------
Total Electronic Design Automation                            2,113
---------------------------------------------------------------------
Electronic Measuring Instruments - 1.8%
Itron*                                        23,180          1,841
                                                       --------------
Total Electronic Measuring Instruments                        1,841
---------------------------------------------------------------------
Electronic Security Devices - 0.8%
Taser International*                          53,755            821
                                                       --------------
Total Electronic Security Devices                               821
---------------------------------------------------------------------
Energy-Alternate Sources - 0.6%
Evergreen Solar*                              69,800            582
                                                       --------------
Total Energy-Alternate Sources                                  582
---------------------------------------------------------------------
Enterprise Software/Services - 2.5%
Concur Technologies*                          36,536            872
Taleo, Cl A*                                  26,971            580
Ultimate Software Group*                      42,565          1,155
                                                       --------------
Total Enterprise Software/Services                            2,607
---------------------------------------------------------------------
Entertainment Software - 1.3%
THQ*                                          45,035          1,295
                                                       --------------
Total Entertainment Software                                  1,295
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Finance-Other Services - 1.0%
GFI Group*                                    13,405   $        999
                                                       --------------
Total Finance-Other Services                                    999
---------------------------------------------------------------------
Food-Miscellaneous/Diversified - 0.8%
SunOpta*                                      70,000            789
                                                       --------------
Total Food-Miscellaneous/Diversified                            789
---------------------------------------------------------------------
Gambling (Non-Hotel) - 2.4%
Pinnacle Entertainment*                       94,910          2,516
                                                       --------------
Total Gambling (Non-Hotel)                                    2,516
---------------------------------------------------------------------
Human Resources - 0.8%
Kenexa*                                       23,589            844
                                                       --------------
Total Human Resources                                           844
---------------------------------------------------------------------
Import/Export - 0.3%
Castle Brands*                                55,093            265
                                                       --------------
Total Import/Export                                             265
---------------------------------------------------------------------
Industrial Audio & Video Products - 0.8%
SRS Labs*                                     75,776            875
                                                       --------------
Total Industrial Audio & Video Products                         875
---------------------------------------------------------------------
Internet Application Software - 3.2%
DealerTrack Holdings*                         75,931          2,738
Vocus*                                        21,353            600
                                                       --------------
Total Internet Application Software                           3,338
---------------------------------------------------------------------
Internet Financial Services - 2.6%
Authorize.net Holdings*                       80,955          1,403
Online Resources*                             21,925          1,333
                                                       --------------
Total Internet Financial Services                             2,736
---------------------------------------------------------------------
Internet Infrastructure Software - 2.0%
Opsware*                                      14,967          1,621
Radvision Limited*                            28,020            479
                                                       --------------
Total Internet Infrastructure Software                        2,100
---------------------------------------------------------------------
Investment Management/Advisory Services - 2.7%
Affiliated Managers Group*                    24,705          2,792
                                                       --------------
Total Investment Management/Advisory Services                 2,792
---------------------------------------------------------------------
Medical Imaging Systems - 0.6%
IRIS International*                           39,138           623
                                                       --------------
Total Medical Imaging Systems                                  623
---------------------------------------------------------------------
Medical Instruments - 3.2%
Abaxis*                                       38,232           696
Conceptus*                                   106,630         1,727
Micrus Endovascular*                          37,441           881
                                                       --------------
Total Medical Instruments                                     3,304
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Medical-Biomedical/Genetic - 2.3%
Keryx Biopharmaceuticals*                     87,745   $        755
Lifecell*                                     53,550          1,643
                                                       --------------
Total Medical-Biomedical/Genetic                              2,398
---------------------------------------------------------------------
Medical-Drugs - 2.2%
Indevus Pharmaceuticals*                     113,155            802
Medicis Pharmaceutical, Cl A                  22,400            639
Santarus*                                    169,318            813
                                                       --------------
Total Medical-Drugs                                           2,254
---------------------------------------------------------------------
Medical-Nursing Homes - 0.7%
Skilled Healthcare Group, Cl A*               48,800            678
                                                       --------------
Total Medical-Nursing Homes                                     678
---------------------------------------------------------------------
Medical-Outpatient/Home Medical - 1.5%
Radiation Therapy Services*                   54,170          1,531
                                                       --------------
Total Medical-Outpatient/Home Medical                         1,531
---------------------------------------------------------------------
Metal Processors & Fabricators - 1.8%
Ladish*                                       38,854          1,884
                                                       --------------
Total Metal Processors & Fabricators                          1,884
---------------------------------------------------------------------
Networking Products - 1.9%
Atheros Communications*                       27,930            779
Switch & Data Facilities*                     71,930          1,136
                                                       --------------
Total Networking Products                                     1,915
---------------------------------------------------------------------
Oil Companies-Exploration & Production - 3.1%
Arena Resources*                              18,915          1,027
ATP Oil & Gas*                                28,155          1,278
Parallel Petroleum*                           44,525            907
                                                       --------------
Total Oil Companies-Exploration & Production                  3,212
---------------------------------------------------------------------
Oil Field Machinery & Equipment - 2.9%
Dresser-Rand Group*                           48,210          1,789
T-3 Energy Services*                          36,150          1,254
                                                       --------------
Total Oil Field Machinery & Equipment                         3,043
---------------------------------------------------------------------
Oil-Field Services - 1.1%
W-H Energy Services*                          17,540          1,124
                                                       --------------
Total Oil-Field Services                                      1,124
---------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers - 2.6%
Psychiatric Solutions*                        78,156          2,664
                                                       --------------
Total Physical Therapy/Rehabilitation Centers                 2,664
---------------------------------------------------------------------
Private Corrections - 0.8%
Geo Group*                                    31,600            874
                                                       --------------
Total Private Corrections                                       874
---------------------------------------------------------------------

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Retail-Discount - 0.9%
Citi Trends*                                  28,607   $        941
                                                       --------------
Total Retail-Discount                                           941
---------------------------------------------------------------------
Retail-Restaurants - 0.5%
BJ's Restaurants*                             24,445            489
                                                       --------------
Total Retail-Restaurants                                        489
---------------------------------------------------------------------
Retail-Sporting Goods - 0.9%
Zumiez*                                       26,363            975
                                                       --------------
Total Retail-Sporting Goods                                     975
---------------------------------------------------------------------
Schools - 3.4%
Capella Education*                            34,265          1,532
Strayer Education                             13,095          1,984
                                                       --------------
Total Schools                                                 3,516
---------------------------------------------------------------------
Semiconductor Equipment - 1.6%
Tessera Technologies*                         40,735          1,675
                                                       --------------
Total Semiconductor Equipment                                 1,675
---------------------------------------------------------------------
Telecommunications Equipment - 1.5%
CommScope*                                    15,502            844
OpNext*                                       55,160            673
                                                       --------------
Total Telecommunications Equipment                            1,517
---------------------------------------------------------------------
Telecommunications Services - 3.9%
Cbeyond*                                      19,515            690
Orbcomm*                                     100,421          1,540
Time Warner Telecom, Cl A*                    92,100          1,801
                                                       --------------
Total Telecommunications Services                             4,031
---------------------------------------------------------------------
Therapeutics - 1.1%
Theravance*                                   41,710          1,117
                                                       --------------
Total Therapeutics                                            1,117
---------------------------------------------------------------------
Transactional Software - 2.5%
Innerworkings*                               102,973          1,375
VeriFone Holdings*                            32,390          1,179
                                                       --------------
Total Transactional Software                                  2,554
---------------------------------------------------------------------
Web Hosting/Design - 1.2%
Equinix*                                      14,755          1,282
                                                       --------------
Total Web Hosting/Design                                      1,282
---------------------------------------------------------------------
Wireless Equipment - 1.4%
Novatel Wireless*                             68,855          1,483
                                                       --------------
Total Wireless Equipment                                      1,483
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                                   Shares    Value (000)
---------------------------------------------------------------------
Wound, Burn & Skin Care - 0.4%
Obagi Medical Products*                       27,370   $        463
                                                       --------------
Total Wound, Burn & Skin Care                                   463
                                                       --------------
Total Common Stock (Cost $87,262)                            97,436
---------------------------------------------------------------------
Investment Company - 3.4%
Index Fund'small Cap - 3.4%
iShares Russell 2000 Growth Index
   Fund                                       42,690          3,499
                                                       --------------
Total Index Fund'small Cap                                    3,499
                                                       --------------
Total Investment Company (Cost $3,654)                        3,499
---------------------------------------------------------------------
Money Market Fund - 2.8%
Evergreen Select Money Market Fund,
   Institutional Class, 5.22% (C)          2,939,966          2,940
                                                       --------------
Total Money Market Fund (Cost $2,940)                         2,940
---------------------------------------------------------------------
Total Investments - 100.2% (Cost $93,856)                   103,875
---------------------------------------------------------------------
Other Assets and Liabilities, Net - (0.2%)                     (251)
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $    103,624
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 131.



The accompanying notes are an integral part of the financial statements.

OLD MUTUAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Acadian Asset Management, Inc. and Clay Finlay Inc.


Performance Highlights

o The Fund outperformed its benchmark during the one-year period ended July 31, 2007. The Fund's Class A shares gained 28.02% at net asset value, while the Index returned 23.91%.

o Stock selection in Japan and Austria, coupled with an overweight in Germany, contributed positively to the Fund's performance relative to the Index.


o Stocks held by the Fund in the United Kingdom and the Netherlands, as well as an underweight in Spain, detracted from relative results.


o Individual stocks that contributed to the Fund's strong performance during the one-year period included Austrian steel company Voestalpine, Japanese gaming platform Nintendo and German machinery maker MAN.


o Stocks that detracted from the Fund's absolute gains included Mitsubishi UFJ Financial Group, British Energy Group (no longer a Fund holding) and Sanofi-Aventis.


Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual International Equity Fund (the "Fund") outperformed its benchmark during the one-year period ended July 31, 2007. The Fund's Class A shares gained 28.02% at net asset value, while the MSCI EAFE(R) Index (the "Index") returned 23.91%. Performance for all share classes can be found on page 127.

Q.   What investment environment did the Fund face during the past year?

A. The year ended July 31, 2007 produced strong double-digit returns for international equity investors, despite a volatile investment environment characterized by sharp market swings, including a drop in China that triggered a global sell-off in late February/early March. Most markets finished the period in positive territory demonstrating surprising resilience to high energy prices, inflationary pressures and other global concerns. The market became more risk-averse in late July, however, and there were several market corrections. Concerns about global credit risk plagued the market, after news broke about further hedge fund troubles and the potential liquidation of a U.S. mortgage lender.

     Looking at individual regions, equity performance in Europe was solid, as moderate economic growth continued and corporate earnings generally met expectations. U.S. dollar-stated returns were boosted by persistent strength of the euro. Denmark, Portugal and Sweden posted notable gains. The Asia-Pacific region saw positive returns on the whole for the period but generally lagged other developed markets with the exception of the strong returns generated by New Zealand, Australia and Hong Kong. Japan trailed its Asian counterparts as household spending, industrial production and wage growth slowed. A lower Japanese yen cut into returns for U.S.-based investors.

Q.   Which market factors influenced the Fund's relative performance?

A. Developed markets saw value stocks trail growth stocks marginally during the period and smaller capitalization stocks performed better than large caps. Acadian Asset Management, Inc.'s ("Acadian") portion of the Fund's portfolio had a value orientation and a smaller capitalization profile than the Index. The value orientation of Acadian's portion of the Fund faced a moderate headwind, but the Fund benefited from its exposure to smaller cap holdings. Clay Finlay Inc.'s ("Clay Finlay") portion of the Fund was well positioned to benefit from the turmoil related to weakness in the U.S. sub-prime space; an area that the sub-advisor believed had been at risk for some time. As a result, the portion of the Fund sub-advised by Clay Finlay held up well during the early 2007 market correction. Clay Finlay notes that an underweight position in the materials sector in its portion of the Fund detracted from performance, as increased demand from China helped drive metals and mining stocks higher during the year. Currency was also a detractor from relative performance in Clay Finlay's portion of the Fund's management, due to the Fund's underweight positions in the United Kingdom and Australia, as the U.S. dollar weakened by nearly 10% relative to the U.K. sterling, and by 15% relative to the Australian dollar.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection in Japan and Austria, coupled with an overweight in Germany, contributed positively to the Fund's performance relative to the Index. Meanwhile stocks held by the Fund in the United Kingdom and the Netherlands, as well as an underweight in Spain, detracted from relative results.

     Individual stocks that contributed to the Fund's strong performance during the one-year period included Austrian steel company Voestalpine, Japanese gaming platform Nintendo and German machinery maker MAN. Analysts upgraded earnings estimates for Voestalpine following the steelmaker's successful takeover of local competitor Boehler-Uddeholm. Nintendo's Wii game platform was a spectacular success, powering

                                                       International Equity Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Acadian Asset Management, Inc. and Clay Finlay Inc.


Top Ten Holdings
as of July 31, 2007


ING Groep                       2.6%
---------------------------------------
Royal Dutch Shell, Cl A         2.4%
---------------------------------------
HBOS                            1.9%
---------------------------------------
BHP Billiton                    1.9%
---------------------------------------
Heineken                        1.8%
---------------------------------------
Nintendo                        1.7%
---------------------------------------
BT Group                        1.7%
---------------------------------------
BNP Paribas                     1.6%
---------------------------------------
Voestalpine                     1.5%
---------------------------------------
UniCredito Italiano             1.5%
---------------------------------------
As a % of Total
Fund Investments               18.6%
---------------------------------------


     Nintendo ahead of rivals, enlarging the market by appealing to all generations and triggering a surge in earnings upgrades. MAN raised its intermediate-term profit targets due to surging orders and sales in Eastern Europe.

     Stocks that detracted from the Fund's absolute gains included Mitsubishi UFJ Financial Group, British Energy Group (no longer a Fund holding) and Sanofi-Aventis. Mitsubishi UFJ Financial, Japan's largest bank, experienced another year of frustrating results caused by a sputtering Japanese economy, delays in interest rate increases and consumer reluctance to spend. British Energy Group, a major nuclear plant operator and the United Kingdom's largest electricity generator, underperformed after the U.K. government announced plans to begin selling off its substantial stake in the company's stock. French pharmaceutical giant Sanofi-Aventis was hurt by adverse Food and Drug Administration rulings on drug pipeline and patent challenges.

Q.   What is the investment outlook for international stocks?

A. Acadian's outlook for international stocks is positive, though it expects growth to be moderated from recent levels. Risks to this sub-advisor's outlook include: elevated energy prices, mounting infl ationary pressures, slowing corporate profits and the potential for further softening in housing markets. Infl ation appears to be a major focus of central banks and is being addressed in an appropriate manner according to Acadian. Rising interest rates are among the factors that may dampen equity returns in the short term, but Acadian expects equities to be stronger in 2008. The sub-advisor notes that economic fundamentals remain solid in most countries and expects that this will continue to be refl ected in markets, despite current credit market concerns. However, Acadian notes that valuations have leveled off, and that there are fewer markets and asset classes that appear truly undervalued, at least from a cap-weighted index perspective.

     Clay Finlay notes that July ended with increased market volatility related to sub-prime lending issues in the United States and concerns over the widening fallout overseas. Overall, Clay Finlay believes the increased volatility and subsequent fl ight to quality should benefi t a portfolio focused on companies with strong balance sheets, sustainable earnings growth and reasonable valuations. In the short term, Clay Finlay expects markets to remain volatile, but the sub-advisor's medium- to long-term view is that markets should continue to trend higher later in the year, as corporate profits and economic growth moderate, but maintain healthy levels.

International Equity Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of July 31, 2007
-----------------------------------------------------------------------------------------------------------
                                                                              1 Year           Annualized
                                                 Inception Date               Return        Since Inception
----------------------------------------------------------------------------------------------------------
Class A with front-end load                         12/30/05                   20.64%            19.20%
Class A without load                                12/30/05                   28.02%            23.73%
Class C with deferred sales load                    12/30/05                   26.03%            22.85%
Class C without deferred sales load                 12/30/05                   27.03%            22.85%
Class Z                                             12/30/05                   28.23%            24.01%
Institutional Class                                 12/30/05                   28.65%            24.33%
MSCI EAFE(R) Index                                  12/30/05                   23.91%            22.47%
-----------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. The Fund's performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Information about these performance results and the comparative index can be found on pages 1 and 2.

Class A shares have a current maximum initial sales charge of 5.75%; Class C shares may be subject to a contingent deferred sales charge ("CDSC") of 1.00%, if redeemed within twelve months of the date of purchase; and Class A share purchases of $1 million or more, which were purchased without an initial sales charge, may be subject to a CDSC of 1.00%, if redeemed within twelve months of the date of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C, Class Z and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 3.21% and 1.70%; 3.96% and 2.45%; 2.96% and 1.45%; 2.96% and 1.20%,
respectively. Expenses for Class A, C and Z shares are based on estimated amounts.

Fund Performance
--------------------------------------------------------------------------------

[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                                                  12/30/05     7/31/06     7/31/07
 International Equity Fund, Institutional Class    $10,000     $10,980     $14,126
 International Equity Fund, Class Z                $10,000     $10,971     $14,068
 International Equity Fund, Class A                 $9,425     $10,321     $13,213
 International Equity Fund, Class C                $10,000     $10,909     $13,858
 MSCI EAFE Index                                   $10,000     $11,126     $13,787


Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2007 - % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Foreign Common Stock             93.9%
Foreign Preferred Stock           1.9%
Cash Equivalent                   2.2%
Common Stock                      2.0%
                                100.0%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Common Stock - 1.9%
Applications Software - 0.1%
Infosys Technologies ADR                         300   $         15
                                                       --------------
Total Applications Software                                      15
---------------------------------------------------------------------
Commercial Banks Non-US - 0.6%
Banco Itau Holding Financeira ADR              1,900             87
                                                       --------------
Total Commerical Banks Non-US                                    87
---------------------------------------------------------------------
Electric-Integrated - 0.4%
Unified Energy Systems GDR*                      450             62
                                                       --------------
Total Electric-Integrated                                        62
---------------------------------------------------------------------
Oil Companies-Integrated - 0.8%
Petroleo Brasileiro ADR                        1,750            114
                                                       --------------
Total Oil Companies-Integrated                                  114
                                                       --------------
Total Common Stock (Cost $256)                                  278
---------------------------------------------------------------------
Foreign Common Stock - 91.9%
Australia - 3.2%
BHP Billiton                                   8,219            261
Caltex Australia                               1,565             33
Commonwealth Bank of Australia                 1,321             61
Leighton Holdings                                590             19
McPherson's                                    3,832             13
Qantas Airways                                 1,282              6
QBE Insurance Group                              228              6
Sally Malay Mining*                            4,907             16
Santos                                         1,111             12
Woolworths                                     1,310             30
                                                       --------------
Total Australia                                                 457
---------------------------------------------------------------------
Austria - 2.3%
Voestalpine                                    2,552            212
Wiener Staedtische Versicherung                1,650            116
                                                       --------------
Total Austria                                                   328
---------------------------------------------------------------------
Belgium - 0.2%
Dexia                                            552             16
InBev                                            214             17
                                                       --------------
Total Belgium                                                    33
---------------------------------------------------------------------
Canada - 0.6%
Canadian Imperial Bank of Commerce               700             61
TELUS                                            400             22
                                                       --------------
Total Canada                                                     83
---------------------------------------------------------------------
Denmark - 1.4%
Norden                                         1,350            113
NovoNordisk, Cl B                                750             79
Sydbank                                          200             10
                                                       --------------
Total Denmark                                                   202
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Finland - 0.1%
Metso                                            100   $          6
Nokia                                            200              6
                                                       --------------
Total Finland                                                    12
---------------------------------------------------------------------
France - 6.7%
Accor                                          1,950            166
Air France-KLM                                 1,096             49
Alstom                                           750            135
AXA                                            4,016            157
BNP Paribas                                    1,991            219
France Telecom                                   265              7
Sanofi-Aventis                                    51              4
Societe Generale                                 752            129
Total                                          1,267            100
                                                       --------------
Total France                                                    966
---------------------------------------------------------------------
Germany - 11.6%
Beiersdorf                                       725             51
Commerzbank                                    3,636            156
DaimlerChrysler                                  424             38
Deutsche Lufthansa                             5,447            153
E.ON                                           1,100            173
Kloeckner                                        254             19
Koenig & Bauer                                   634             23
Linde                                          1,240            147
MAN                                            1,359            196
Metro                                          1,700            132
Salzgitter                                        62             13
SAP                                            3,450            187
Siemens                                        1,400            177
ThyssenKrupp                                   1,794             99
Volkswagen                                       593            107
                                                       --------------
Total Germany                                                 1,671
---------------------------------------------------------------------
Greece - 1.4%
National Bank of Greece                        3,500            205
                                                       --------------
Total Greece                                                    205
---------------------------------------------------------------------
Hong Kong - 3.3%
ASM Pacific Technology                         7,000             64
Hang Lung Properties                          27,000             99
Mandarin Oriental International               28,000             60
Sun Hung Kai Properties                       15,000            191
Vtech Holdings                                 7,401             66
                                                       --------------
Total Hong Kong                                                 480
---------------------------------------------------------------------
India - 0.3%
Infosys Technologies                             900             45
                                                       --------------
Total India                                                      45
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Indonesia - 0.5%
Bank Rakyat Indonesia                        101,000   $         67
                                                       --------------
Total Indonesia                                                  67
---------------------------------------------------------------------
Ireland - 1.9%
CRH                                            4,150            184
Experian Group                                 8,300             95
                                                       --------------
Total Ireland                                                   279
---------------------------------------------------------------------
Italy - 2.7%
Banca Popolare dell'Emilia Romagna               169              4
ENI                                            4,709            165
KME Group*                                     4,669             13
UniCredito Italiano                           24,839            211
                                                       --------------
Total Italy                                                     393
---------------------------------------------------------------------
Japan - 20.3%
Ajis                                             200              5
Aucnet                                           500              7
Brother Industries                             6,000             86
Canon                                             50              3
Cosmo Oil                                      6,000             34
Cosmos Initia                                  9,000             48
Daito Bank                                    13,000             18
East Japan Railway                                16            119
FUJIFILM Holdings                                600             26
Fujitsu General*                               1,000              3
Haruyama Trading                               2,000             19
Haseko*                                          500              1
Honda Motor                                      400             15
Hudson Soft*                                     200              3
Isuzu Motors                                  22,000            120
Japan Tobacco                                     20            102
JFE Holdings                                   1,400             96
KDDI                                               2             13
Kobayashi Pharmaceutical                         500             17
Matsushita Electric Works                      7,000             88
Mitsubishi UFJ Financial Group                    18            192
Mitsui                                         8,000            188
Mori Seiki                                       300             10
Nintendo                                         500            241
Nippon Electric Glass                          9,500            148
Nippon Mining Holdings                         8,000             81
Nisca                                            400              5
Nomura Holdings                                7,600            144
NTT Data                                          13             55
Omikenshi*                                    11,000             13
San-A, Cl A                                    2,600             80
Sato Restaurant Systems                        3,000             18
Segami Medics                                  1,900             36
Seiko Holdings                                 2,000             18
Sojitz                                         3,800             19
Sumco                                          3,600            185
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Japan - continued
Sumitomo                                       3,200   $         62
Sumitomo Metal Mining                          3,000             73
Sumitomo Mitsui Financial Group                    8             72
T&D Holdings                                   1,500             98
Takara Leben                                   3,700             41
Toyota Motor                                     400             24
Watbe Wedding                                  2,900             52
Yamada Denki                                   1,790            178
Yamato Kogyo                                     800             38
Yaoko                                          1,500             38
                                                       --------------
Total Japan                                                   2,932
---------------------------------------------------------------------
Luxembourg - 0.6%
Millicom International Cellular*               1,000             80
                                                       --------------
Total Luxembourg                                                 80
---------------------------------------------------------------------
Netherlands - 6.9%
Draka Holding                                    644             35
Gamma Holding                                     88              8
Heineken                                       3,904            248
ING Groep                                      8,619            364
Royal Dutch Shell, Cl A                        8,865            344
TNT                                               52              2
                                                       --------------
Total Netherlands                                             1,001
---------------------------------------------------------------------
New Zealand - 1.7%
Air New Zealand                               38,915             79
Fletcher Building                              8,871             84
Telecom Corp of New Zealand                   24,243             84
                                                       --------------
Total New Zealand                                               247
---------------------------------------------------------------------
Norway - 1.4%
Cermaq                                           100              2
Statoil                                        6,900            204
                                                       --------------
Total Norway                                                    206
---------------------------------------------------------------------
Philippines - 0.5%
Ayala                                          5,580             65
                                                       --------------
Total Philippines                                                65
---------------------------------------------------------------------
Russia - 0.1%
Unified Energy System GDR                        100             14
                                                       --------------
Total Russia                                                     14
---------------------------------------------------------------------
Singapore - 1.7%
Jardine Cycle & Carriage                      10,000            105
Neptune Orient Lines                          15,000             54
Singapore Airlines                             4,349             55
Singapore Telecommunications                  10,450             24
                                                       --------------
Total Singapore                                                 238
---------------------------------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2007
---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Spain - 0.7%
Banco Bilbao Vizcaya Argentaria                3,193   $         78
Banco Santander Central Hispano                1,156             22
                                                       --------------
Total Spain                                                     100
---------------------------------------------------------------------
Sweden - 3.3%
Boliden                                        1,350             31
Electrolux, Cl B                               4,600            115
Ericsson, Cl B                                36,000            135
JM                                               800             24
Volvo, Cl B                                    9,335            171
                                                       --------------
Total Sweden                                                    476
---------------------------------------------------------------------
Switzerland - 6.3%
Bell Holding                                      24             40
Julius Baer Holding                            1,500            105
Nestle                                           433            166
Nobel Biocare Holding                            290             87
Roche Holding                                    540             96
SGS                                              123            148
Swatch Group                                       5              2
UBS                                            2,700            149
Zurich Financial Services                        376            110
                                                       --------------
Total Switzerland                                               903
---------------------------------------------------------------------
United Kingdom - 12.2%
AstraZeneca                                    2,320            120
BT Group                                      37,022            235
Cadbury Schweppes                              8,100            100
Capita Group                                     541              8
Centrica                                       4,964             36
Colliers CRE                                   3,314             11
Compass Group                                 11,700             79
Fiberweb                                       6,486             17
GlaxoSmithKline                                2,700             68
HBOS                                          13,776            268
Imperial Tobacco Group                           193              9
Kazakhmys                                        711             18
Lonmin                                         1,150             81
Marks & Spencer Group                          3,849             49
National Grid                                  5,835             83
Persimmon                                        904             21
Petrofac                                       3,007             26
Renew Holdings                                 3,467              8
Royal Bank of Scotland Group                  14,793            176
Tenon Group                                   18,228             22
Tesco                                         17,200            141
Thus Group*                                   13,431             46
Vodafone Group                                47,000            141
                                                       --------------
Total United Kingdom                                          1,763
                                                       --------------
Total Foreign Common Stock (Cost $11,911)                    13,246
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------
Foreign Preferred Stock - 1.9%
Germany - 1.9%
Fresenius                                      2,050   $        162
Porsche                                           58            105
                                                       --------------
Total Germany                                                   267
                                                       --------------
Total Foreign Preferred Stock (Cost $234)                       267
---------------------------------------------------------------------
Money Market Fund - 2.2%
Morgan Stanley Institutional Liquidity
   Funds, Prime Portfolio, Institutional
   Class 5.29% (C)                           310,838            311
                                                       --------------
Total Money Market Fund (Cost $311)                             311
---------------------------------------------------------------------
Total Investments - 97.9% (Cost $12,712)                     14,102
---------------------------------------------------------------------
Other Assets and Liabilities, Net - 2.1%                        306
---------------------------------------------------------------------
Total Net Assets - 100.0%                              $     14,408
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 131.




The accompanying notes are an integral part of the financial statements.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

* Non-income producing security.

144A - Security exempt from  registration  under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On July 31, 2007, the value of these securities amounted to $1,213 (000), representing 2.7% of the net assets of the Old Mutual Asset Allocation Conservative Portfolio, $3,640 (000), representing 2.1% of the net assets of the Old Mutual Asset Allocation Balanced Portfolio, $2,666 (000), representing 1.1% of the net assets of the Old Mutual Asset Allocation Moderate Growth Portfolio and $1,872 (000), representing 1.1% of the net assets of the Old Mutual Asset Allocation Growth Portfolio.
(A) - Variable rate security - the rate reported represents the rate as of July 31, 2007.
(B) - Security fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. On July 31, 2007, the total value of these securities was $0
      (000), representing 0.0% of the net assets of the Old Mutual Clay Finlay China Fund.
(C) - The rate reported on the Schedule of Investments represents the 7-day effective yield at July 31, 2007.
(D) - All or a portion of this security is held as collateral for securities sold short or open written index option contracts.
(E) - All or a portion of this security is held as collateral for open futures contracts. The rate reported on the Schedule of Investments represents the effective yield at time of purchase.

ADR - American  Depositary Receipt
AUD - Australian Dollar
CAD - Canadian Dollar
Cl - Class
CMBS - Commercial Mortgage Backed Security
CMO - Collateralized Mortgage Obligation
DKK - Danish Krone
EUR - Euro
GBP - British Pound Sterling
GDR - Global Depositary Receipt
HMO - Health Maintenance Organization
ISP - Internet Service Provider
JPY - Japanese Yen
LP - Limited Partnership
MTN - Medium-Term Note
NOK - Norwegian Krone
NZD - New Zealand Dollar
R&D - Research and Development
REITs - Real Estate Investment Trusts
S&L - Savings and Loan
SEK - Swedish Krona
Ser - Series
TBA - Security  traded  under delayed delivery  commitments  settling after July
      31, 2007. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0. Cost figures are shown with "000's" omitted.

STATEMENTS OF ASSETS AND LIABILITIES (000, excluding shares)
AS OF JULY 31, 2007

---------------------------------------------------------------------------------------------------------------------------------
                                                                                            Old Mutual            Old Mutual
                                                                                         Asset Allocation      Asset Allocation
                                                                                           Conservative           Balanced
                                                                                            Portfolio             Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment securities, at cost                                                          $   44,606           $  168,282
---------------------------------------------------------------------------------------------------------------------------------
     Investment securities, at value                                                         $   46,595           $  180,221
     Variation Margin on Futures Contracts                                                            -                    -
     Cash Deposits for Securities Sold Short and Forward Foreign Currency Contracts                   -                    -
     Cash                                                                                             -                    -
     Foreign Currency (cost $44, $100, $264, $233, $-, $10, $2,921, $4, $-, $150)                    44                  100
     Spot Contracts Receivable                                                                        -                    -
     Unrealized Gain on Forward Foreign Currency Contracts                                          102                  212
     Receivable for Capital Shares Sold                                                             115                  633
     Receivable from Investment Advisor                                                              15                   15
     Receivable for Investment Securities Sold                                                      390                2,574
     Receivable from Dividends and Interest                                                         330                  779
     Other Receivables                                                                                -                    -
     Other Assets                                                                                    34                   59
---------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                           47,625              184,593
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                                  2,291                8,382
     Written Option Contracts, at Value
        (Proceeds received of $-, $-, $-, $-, $17,770, $803, $-, $-, $-, $-)                          -                    -
     Securities Sold Short, at Value
        (Proceeds received of $-, $-, $-, $-, $194,889, $7,760, $-, $-, $-, $-)                       -                    -
     Payable for Capital Shares Redeemed                                                            522                  578
     Spot Contracts Payable                                                                           -                    -
     Payable to Custodian                                                                            38                    1
     Unrealized Loss on Forward Foreign Currency Contracts                                           43                   87
     Payable for Investment Advisory Fees                                                            32                  136
     Payable for Administration Fees                                                                  4                   15
     Payable for Trustees' Fees                                                                       -                    1
     Payable for Distribution Fees                                                                    1                    3
     Payable for Website Fees                                                                         2                    5
     Accrued Expenses                                                                                61                  161
---------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                       2,994                9,369
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $   44,631           $  175,224
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital 1                                                                       $   41,713           $  156,689
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                           91                  186
     Accumulated Net Realized Gain on Investments                                                   777                6,283
     Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short,
        Futures, Written Options and Foreign Currency Transactions                                2,050               12,066
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                   $   44,631           $  175,224
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                         $   12,605           $   51,321
Net Assets - Class C                                                                             25,812              109,348
Net Assets - Class Z                                                                                514                  586
Net Assets - Institutional Class                                                                  5,700               13,969
---------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class A                                           1,115,343            4,046,188
Outstanding shares of beneficial interest - Class C                                           2,293,426            8,652,539
Outstanding shares of beneficial interest - Class Z                                              45,457               46,116
Outstanding shares of beneficial interest - Institutional Class                                 503,702            1,099,421
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                                    $    11.30           $    12.68
---------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)                          $    11.99           $    13.45
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^                                    $    11.25           $    12.64
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                          $    11.30           $    12.70
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^              $    11.32           $    12.71
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                                              Old Mutual
                                                                                           Asset Allocation
                                                                                            Moderate Growth
                                                                                               Portfolio
------------------------------------------------------------------------------------------------------------
Assets:
     Investment securities, at cost                                                            $   216,151
------------------------------------------------------------------------------------------------------------
     Investment securities, at value                                                           $   237,260
     Variation Margin on Futures Contracts                                                               -
     Cash Deposits for Securities Sold Short and Forward Foreign Currency Contracts                      -
     Cash                                                                                                -
     Foreign Currency (cost $44, $100, $264, $233, $-, $10, $2,921, $4, $-, $150)                      262
     Spot Contracts Receivable                                                                         978
     Unrealized Gain on Forward Foreign Currency Contracts                                             174
     Receivable for Capital Shares Sold                                                                742
     Receivable from Investment Advisor                                                                 43
     Receivable for Investment Securities Sold                                                       4,445
     Receivable from Dividends and Interest                                                            548
     Other Receivables                                                                                   -
     Other Assets                                                                                       81
------------------------------------------------------------------------------------------------------------
          Total Assets                                                                             244,533
------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                                     7,653
     Written Option Contracts, at Value
        (Proceeds received of $-, $-, $-, $-, $17,770, $803, $-, $-, $-, $-)                             -
     Securities Sold Short, at Value
        (Proceeds received of $-, $-, $-, $-, $194,889, $7,760, $-, $-, $-, $-)                          -
     Payable for Capital Shares Redeemed                                                               696
     Spot Contracts Payable                                                                            980
     Payable to Custodian                                                                              199
     Unrealized Loss on Forward Foreign Currency Contracts                                              65
     Payable for Investment Advisory Fees                                                              185
     Payable for Administration Fees                                                                    21
     Payable for Trustees' Fees                                                                          1
     Payable for Distribution Fees                                                                       5
     Payable for Website Fees                                                                           11
     Accrued Expenses                                                                                  214
------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                         10,030
------------------------------------------------------------------------------------------------------------
Net Assets                                                                                     $   234,503
------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital 1                                                                         $   203,365
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                             270
     Accumulated Net Realized Gain on Investments                                                    9,647
     Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short,
        Futures, Written Options and Foreign Currency Transactions                                  21,221
------------------------------------------------------------------------------------------------------------
Net Assets                                                                                     $   234,503
------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                           $    58,969
Net Assets - Class C                                                                               161,855
Net Assets - Class Z                                                                                   530
Net Assets - Institutional Class                                                                    13,149
------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class A                                              4,284,999
Outstanding shares of beneficial interest - Class C                                             11,909,492
Outstanding shares of beneficial interest - Class Z                                                 38,273
Outstanding shares of beneficial interest - Institutional Class                                    951,200
------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                                      $     13.76
------------------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)                            $     14.60
------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^                                      $     13.59
------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                            $     13.84
------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^                $     13.82
------------------------------------------------------------------------------------------------------------


Amounts designated as "-" are either $0 or have been rounded to $0.

^ Net Assets divided by shares may not calculate to the stated NAV because these amounts are shown rounded.

+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

1 Par Value of $0.001, unlimited authorization.


The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------------------
                                                                                           Old Mutual           Old Mutual
                                                                                        Asset Allocation         Analytic
                                                                                             Growth             Defensive
                                                                                            Portfolio          Equity Fund
----------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment securities, at cost                                                        $  161,715          $ 1,181,235
----------------------------------------------------------------------------------------------------------------------------
     Investment securities, at value                                                       $  178,646          $ 1,253,688
     Variation Margin on Futures Contracts                                                          -                7,690
     Cash Deposits for Securities Sold Short and Forward Foreign Currency Contracts                 -               43,851
     Cash                                                                                           -                   79
     Foreign Currency (cost $44, $100, $264, $233, $-, $10, $2,921, $4, $-, $150)                 233                    -
     Spot Contracts Receivable                                                                     54                    -
     Unrealized Gain on Forward Foreign Currency Contracts                                          -               29,387
     Receivable for Capital Shares Sold                                                         1,245                7,504
     Receivable from Investment Advisor                                                            31                  305
     Receivable for Investment Securities Sold                                                  2,285                    -
     Receivable from Dividends and Interest                                                       142                  569
     Other Receivables                                                                              -                    -
     Other Assets                                                                                  71                   90
----------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                        182,707            1,343,163
----------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                                3,794                    -
     Written Option Contracts, at Value
        (Proceeds received of $-, $-, $-, $-, $17,770, $803, $-, $-, $-, $-)                        -               12,913
     Securities Sold Short, at Value
        (Proceeds received of $-, $-, $-, $-, $194,889, $7,760, $-, $-, $-, $-)                     -              189,306
     Payable for Capital Shares Redeemed                                                          291                1,321
     Spot Contracts Payable                                                                        54                    -
     Payable to Custodian                                                                          85                    -
     Unrealized Loss on Forward Foreign Currency Contracts                                          -               23,436
     Payable for Investment Advisory Fees                                                         148                  913
     Payable for Administration Fees                                                               16                   90
     Payable for Trustees' Fees                                                                     1                    6
     Payable for Distribution Fees                                                                  3                   13
     Payable for Website Fees                                                                       9                   42
     Accrued Expenses                                                                             171                  570
----------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                     4,572              228,610
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $  178,135          $ 1,114,553
----------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital 1                                                                     $  154,757          $ 1,024,766
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                       (186)               6,766
     Accumulated Net Realized Gain on Investments                                               6,631                8,145
     Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short,
        Futures, Written Options and Foreign Currency Transactions                             16,933               74,876
----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $  178,135            1,114,553
----------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                       $   55,755          $   607,810
Net Assets - Class C                                                                           96,805              340,569
Net Assets - Class Z                                                                              648              130,928
Net Assets - Institutional Class                                                               24,927               35,246
----------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class A                                         3,761,233           41,876,776
Outstanding shares of beneficial interest - Class C                                         6,660,726           23,784,429
Outstanding shares of beneficial interest - Class Z                                            43,478            9,006,635
Outstanding shares of beneficial interest - Institutional Class                             1,671,488            2,423,501
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                                  $    14.82          $     14.51
----------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)                        $    15.72          $     15.40
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^                                  $    14.53          $     14.32
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                        $    14.91          $     14.54
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^            $    14.91          $     14.54
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                            Old Mutual           Old Mutual
                                                                                          Analytic Global       Clay Finlay
                                                                                            Defensive              China
                                                                                           Equity Fund             Fund
-----------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment securities, at cost                                                         $   52,367           $   48,306
-----------------------------------------------------------------------------------------------------------------------------
     Investment securities, at value                                                        $   51,826           $   61,677
     Variation Margin on Futures Contracts                                                         376                    -
     Cash Deposits for Securities Sold Short and Forward Foreign Currency Contracts              1,792                    -
     Cash                                                                                            -                    -
     Foreign Currency (cost $44, $100, $264, $233, $-, $10, $2,921, $4, $-, $150)                   10                2,921
     Spot Contracts Receivable                                                                       -                    -
     Unrealized Gain on Forward Foreign Currency Contracts                                           -                    -
     Receivable for Capital Shares Sold                                                          1,004                  420
     Receivable from Investment Advisor                                                             31                   10
     Receivable for Investment Securities Sold                                                       -                3,284
     Receivable from Dividends and Interest                                                         53                   79
     Other Receivables                                                                               -                    -
     Other Assets                                                                                   40                   29
-----------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                          55,132               68,420
-----------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                                     -                  978
     Written Option Contracts, at Value
        (Proceeds received of $-, $-, $-, $-, $17,770, $803, $-, $-, $-, $-)                       450                    -
     Securities Sold Short, at Value
        (Proceeds received of $-, $-, $-, $-, $194,889, $7,760, $-, $-, $-, $-)                  7,612                    -
     Payable for Capital Shares Redeemed                                                            22                  143
     Spot Contracts Payable                                                                          -                    -
     Payable to Custodian                                                                           12                    -
     Unrealized Loss on Forward Foreign Currency Contracts                                           -                    -
     Payable for Investment Advisory Fees                                                           43                   75
     Payable for Administration Fees                                                                 4                    6
     Payable for Trustees' Fees                                                                      -                    -
     Payable for Distribution Fees                                                                   1                    1
     Payable for Website Fees                                                                        1                    3
     Accrued Expenses                                                                               53                   61
-----------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                      8,198                1,267
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $   46,934           $   67,153
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital 1                                                                      $   46,695           $   43,151
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                          35                  118
     Accumulated Net Realized Gain on Investments                                                  856               10,513
     Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short,
        Futures, Written Options and Foreign Currency Transactions                                (652)              13,371
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $   46,934           $   67,153
-----------------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                        $   24,417           $   25,976
Net Assets - Class C                                                                            19,136               15,497
Net Assets - Class Z                                                                               526                3,377
Net Assets - Institutional Class                                                                 2,855               22,303
-----------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class A                                          2,149,900            1,156,517
Outstanding shares of beneficial interest - Class C                                          1,699,513              696,040
Outstanding shares of beneficial interest - Class Z                                             46,197              149,737
Outstanding shares of beneficial interest - Institutional Class                                250,489              984,662
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                                   $    11.36           $    22.46
-----------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)                         $    12.05           $    23.83
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^                                   $    11.26           $    22.26
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                         $    11.38           $    22.55
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^             $    11.40           $    22.65
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                       Old Mutual        Old Mutual
                                                                                      Clay Finlay        Copper Rock
                                                                                        Emerging          Emerging
                                                                                      Markets Fund       Growth Fund
----------------------------------------------------------------------------------------------------------------------
Assets:
     Investment securities, at cost                                                     $  9,266         $   93,856
----------------------------------------------------------------------------------------------------------------------
     Investment securities, at value                                                    $ 11,076         $  103,875
     Variation Margin on Futures Contracts                                                     -                  -
     Cash Deposits for Securities Sold Short and Forward Foreign Currency Contracts            -                  -
     Cash                                                                                      -                  -
     Foreign Currency (cost $44, $100, $264, $233, $-, $10, $2,921, $4, $-, $150)              4                  -
     Spot Contracts Receivable                                                                 -                  -
     Unrealized Gain on Forward Foreign Currency Contracts                                     -                  -
     Receivable for Capital Shares Sold                                                       69                209
     Receivable from Investment Advisor                                                        7                 17
     Receivable for Investment Securities Sold                                                96                819
     Receivable from Dividends and Interest                                                   13                 20
     Other Receivables                                                                         9                  -
     Other Assets                                                                             23                 36
----------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                    11,297            104,976
----------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                              36                971
     Written Option Contracts, at Value
        (Proceeds received of $-, $-, $-, $-, $17,770, $803, $-, $-, $-, $-)                   -                  -
     Securities Sold Short, at Value
        (Proceeds received of $-, $-, $-, $-, $194,889, $7,760, $-, $-, $-, $-)                -                  -
     Payable for Capital Shares Redeemed                                                      32                214
     Spot Contracts Payable                                                                    -                  -
     Payable to Custodian                                                                      -                  -
     Unrealized Loss on Forward Foreign Currency Contracts                                     -                  -
     Payable for Investment Advisory Fees                                                     11                 83
     Payable for Administration Fees                                                           1                  9
     Payable for Trustees' Fees                                                                -                  1
     Payable for Distribution Fees                                                             -                  -
     Payable for Website Fees                                                                  1                  5
     Accrued Expenses                                                                         22                 69
----------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                  103              1,352
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                              $ 11,194         $  103,624
----------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital 1                                                                  $  8,576         $   90,351
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                    (7)                 -
     Accumulated Net Realized Gain on Investments                                            816              3,254
     Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short,
        Futures, Written Options and Foreign Currency Transactions                         1,809             10,019
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                              $ 11,194         $  103,624
----------------------------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                    $  4,474         $   35,890
Net Assets - Class C                                                                       1,588                511
Net Assets - Class Z                                                                       1,013                557
Net Assets - Institutional Class                                                           4,119             66,666
----------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class A                                      284,260          2,781,555
Outstanding shares of beneficial interest - Class C                                      101,969             40,274
Outstanding shares of beneficial interest - Class Z                                       64,064             42,941
Outstanding shares of beneficial interest - Institutional Class                          258,462          5,123,537
----------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                               $  15.74         $    12.90
----------------------------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)                     $  16.70         $    13.69
----------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^                               $  15.58         $    12.70
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                     $  15.82         $    12.97
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^         $  15.93         $    13.01
----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                                                                         Old Mutual
                                                                                        International
                                                                                         Equity Fund
-----------------------------------------------------------------------------------------------------
Assets:
     Investment securities, at cost                                                       $ 12,712
-----------------------------------------------------------------------------------------------------
     Investment securities, at value                                                      $ 14,102
     Variation Margin on Futures Contracts                                                       -
     Cash Deposits for Securities Sold Short and Forward Foreign Currency Contracts              -
     Cash                                                                                        -
     Foreign Currency (cost $44, $100, $264, $233, $-, $10, $2,921, $4, $-, $150)              151
     Spot Contracts Receivable                                                                 147
     Unrealized Gain on Forward Foreign Currency Contracts                                       -
     Receivable for Capital Shares Sold                                                         67
     Receivable from Investment Advisor                                                         16
     Receivable for Investment Securities Sold                                                 204
     Receivable from Dividends and Interest                                                     10
     Other Receivables                                                                           -
     Other Assets                                                                               36
-----------------------------------------------------------------------------------------------------
          Total Assets                                                                      14,733
-----------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Investment Securities Purchased                                               139
     Written Option Contracts, at Value
        (Proceeds received of $-, $-, $-, $-, $17,770, $803, $-, $-, $-, $-)                     -
     Securities Sold Short, at Value
        (Proceeds received of $-, $-, $-, $-, $194,889, $7,760, $-, $-, $-, $-)                  -
     Payable for Capital Shares Redeemed                                                         -
     Spot Contracts Payable                                                                    147
     Payable to Custodian                                                                        -
     Unrealized Loss on Forward Foreign Currency Contracts                                       -
     Payable for Investment Advisory Fees                                                       12
     Payable for Administration Fees                                                             1
     Payable for Trustees' Fees                                                                  -
     Payable for Distribution Fees                                                               -
     Payable for Website Fees                                                                    -
     Accrued Expenses                                                                           26
-----------------------------------------------------------------------------------------------------
          Total Liabilities                                                                    325
-----------------------------------------------------------------------------------------------------
Net Assets                                                                                $ 14,408
-----------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital 1                                                                    $ 12,267
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                      61
     Accumulated Net Realized Gain on Investments                                              690
     Net Unrealized Appreciation (Depreciation) on Investments, Securities Sold Short
        Futures, Written Options and Foreign Currency Transactions                           1,390
-----------------------------------------------------------------------------------------------------
Net Assets                                                                                $ 14,408
-----------------------------------------------------------------------------------------------------
Net Assets - Class A                                                                      $  2,170
Net Assets - Class C                                                                         1,402
Net Assets - Class Z                                                                         1,002
Net Assets - Institutional Class                                                             9,834
-----------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest - Class A                                        160,632
Outstanding shares of beneficial interest - Class C                                        105,011
Outstanding shares of beneficial interest - Class Z                                         73,859
Outstanding shares of beneficial interest - Institutional Class                            722,659
-----------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A^                                 $  13.51
-----------------------------------------------------------------------------------------------------
Maximum Offering Price per Share - Class A (Net Asset Value/94.25%)                       $  14.33
-----------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C+,^                                 $  13.36
-----------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z^                       $  13.57
-----------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class^           $  13.61
-----------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED JULY 31, 2007

----------------------------------------------------------------------------------------------------------------------------------
                                                                          Old Mutual            Old Mutual           Old Mutual
                                                                       Asset Allocation      Asset Allocation     Asset Allocation
                                                                         Conservative           Balanced           Moderate Growth
                                                                          Portfolio             Portfolio             Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                 $  273              $ 1,727                $ 3,020
     Interest                                                                   1,401                2,835                  1,831
     Less: Foreign Taxes Withheld                                                 (12)                 (71)                  (159)
----------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                               1,662                4,491                  4,692
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Investment Advisory Fees                                                     335                1,285                  1,763
     Administration Fees                                                           39                  143                    196
     Trustees' Fees                                                                 7                   23                     32
     Custodian Fees                                                                58                  147                    173
     Professional Fees                                                             26                   92                    126
     Registration and SEC Fees                                                     40                   53                     57
     Printing Fees                                                                  7                   26                     50
     Transfer Agent Fees                                                           74                  164                    284
     Website Fees                                                                   5                   17                     35
     Offering Costs                                                                 -                    -                      -
     Distribution Fees
        Class A Service Fees                                                       28                  111                    136
        Class C Service Fees                                                       56                  211                    327
        Class C Distribution (12b-1) Fees                                         166                  632                    982
     Insurance Expense                                                             14                   44                     47
     Dividend Expense on Securities Sold Short                                      -                    -                      -
     Interest Expense on Securities Sold Short                                      -                    -                      -
     Other Expenses                                                                44                   72                     72
----------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                          899                3,020                  4,280
----------------------------------------------------------------------------------------------------------------------------------
     Less: Waiver of Investment Advisory Fees                                    (154)                (200)                  (268)
     Less: Expense Reduction(1)                                                    (3)                 (10)                   (21)
     Less: Reimbursement of other expenses by Advisor                               -                    -                      -
----------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                            742                2,810                  3,991
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                 920                1,681                    701
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions
        (including securities sold short)                                         867                7,038                 10,500
     Net Realized Gain on Futures Contracts                                         -                    -                      -
     Net Realized Gain (Loss) on Written Option Contracts                           -                    -                      -
     Net Realized Gain (Loss) on Foreign Currency Transactions                    (96)                (291)                  (351)
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments (including securities sold short)                        1,421                8,325                 15,495
     Net Change in Unrealized Depreciation
        on Futures Contracts                                                        -                    -                      -
     Net Change in Unrealized Appreciation
        on Written Option Contracts                                                 -                    -                      -
     Net Change in Unrealized Appreciation (Depreciation) on Forward
        Foreign Currency Contracts and Translation of Other Assets
        and Liabilities denominated in Foreign Currency.                           91                  179                    157
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                            2,283               15,251                 25,801
----------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                          $3,203              $16,932                $26,502
----------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

(1) All expense reductions are for transfer agent expenses. See Note 2.


The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                            Old Mutual           Old Mutual        Old Mutual
                                                                         Asset Allocation         Analytic       Analytic Global
                                                                              Growth             Defensive         Defensive
                                                                             Portfolio          Equity Fund       Equity Fund
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                 $ 2,537             $ 13,042              $428
     Interest                                                                      134                5,014               102
     Less: Foreign Taxes Withheld                                                 (135)                   -               (32)
----------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                2,536               18,056               498
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Investment Advisory Fees                                                    1,305                8,174               181
     Administration Fees                                                           137                  823                16
     Trustees' Fees                                                                 22                  139                 2
     Custodian Fees                                                                167                   60                74
     Professional Fees                                                              87                  568                10
     Registration and SEC Fees                                                      53                   87                24
     Printing Fees                                                                  39                  221                 1
     Transfer Agent Fees                                                           229                  973                47
     Website Fees                                                                   31                  121                 2
     Offering Costs                                                                  -                    -                56
     Distribution Fees
        Class A Service Fees                                                       108                1,105                18
        Class C Service Fees                                                       185                  680                14
        Class C Distribution (12b-1) Fees                                          554                2,040                43
     Insurance Expense                                                              26                   85                 2
     Dividend Expense on Securities Sold Short                                       -                2,426                73
     Interest Expense on Securities Sold Short                                       -                  793                22
     Other Expenses                                                                 36                   38                10
----------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                         2,979               18,333               595
----------------------------------------------------------------------------------------------------------------------------------
     Less: Waiver of Investment Advisory Fees                                     (261)              (3,330)              163)
     Less: Expense Reduction(1)                                                    (17)                 (68)               (1)
     Less: Reimbursement of other expenses by Advisor                                -                    -                 -
----------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                           2,701               14,935               431
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                 (165)               3,121                67
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions
        (including securities sold short)                                        7,468               41,947               745
     Net Realized Gain on Futures Contracts                                          -               27,429                56
     Net Realized Gain (Loss) on Written Option Contracts                            -              (58,052)               78
     Net Realized Gain (Loss) on Foreign Currency Transactions                    (208)               4,385               (50)
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments (including securities sold short)                        12,913               48,123              (430)
     Net Change in Unrealized Depreciation
        on Futures Contracts                                                         -              (18,742)             (612)
     Net Change in Unrealized Appreciation
        on Written Option Contracts                                                  -               12,946               381
     Net Change in Unrealized Appreciation (Depreciation) on Forward
        Foreign Currency Contracts and Translation of Other Assets
        and Liabilities denominated in Foreign Currency.                            (2)               5,459                 -
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                            20,171               63,495               168
----------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                          $20,006             $ 66,616              $235
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Old Mutual     Old Mutual    Old Mutual
                                                                      Clay Finlay    Clay Finlay    Copper Rock     Old Mutual
                                                                         China         Emerging      Emerging      International
                                                                         Fund        Markets Fund   Growth Fund     Equity Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                            $   970        $  135        $   128         $  249
     Interest                                                                 122             7             90              6
     Less: Foreign Taxes Withheld                                             (11)          (15)            (4)           (30)
--------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                           1,081           127            214            225
--------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Investment Advisory Fees                                                 583            79            818             88
     Administration Fees                                                       43             7             91              9
     Trustees' Fees                                                             6             1             15              1
     Custodian Fees                                                            56            28             29             38
     Professional Fees                                                         21             2             59              3
     Registration and SEC Fees                                                 13             4             42              7
     Printing Fees                                                             18             3             26              1
     Transfer Agent Fees                                                      113            52            149             47
     Website Fees                                                              11             2             16              1
     Offering Costs                                                            27            25              -             26
     Distribution Fees
        Class A Service Fees                                                   45             6             73              3
        Class C Service Fees                                                   19             2              1              2
        Class C Distribution (12b-1) Fees                                      55             5              3              5
     Insurance Expense                                                          5             3              9              3
     Dividend Expense on Securities Sold Short                                  -             -              -              -
     Interest Expense on Securities Sold Short                                  -             -              -              -
     Other Expenses                                                             6             4              6              6
--------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                    1,021           223          1,337            240
--------------------------------------------------------------------------------------------------------------------------------
     Less: Waiver of Investment Advisory Fees                                (148)          (79)          (190)           (88)
     Less: Expense Reduction(1)                                                (6)           (1)           (10)             -
     Less: Reimbursement of other expenses by Advisor                           -           (21)             -            (32)
--------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                        867           122          1,137            120
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                             214             5           (923)           105
--------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain from Investment Transactions
        (including securities sold short)                                  10,983           851          8,924            698
     Net Realized Gain on Futures Contracts                                     -             -              -              -
     Net Realized Gain (Loss) on Written Option Contracts                       -             -              -              -
     Net Realized Gain (Loss) on Foreign Currency Transactions                (19)          (13)             -            (11)
     Net Change in Unrealized Appreciation (Depreciation)
        on Investments (including securities sold short)                   12,164         1,698         10,295          1,127
     Net Change in Unrealized Depreciation
        on Futures Contracts                                                    -             -              -              -
     Net Change in Unrealized Appreciation
        on Written Option Contracts                                             -             -              -              -
     Net Change in Unrealized Appreciation (Depreciation) on Forward
        Foreign Currency Contracts and Translation of Other Assets
        and Liabilities denominated in Foreign Currency.                        -            (1)             -              -
--------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on Investments                       23,128         2,535         19,219          1,814
--------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Resulting from Operations                     $23,342        $2,540        $18,296         $1,919
--------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)

---------------------------------------------------------------------------------------------------------------------------
                                                                                           Old Mutual Asset Allocation
                                                                                             Conservative Portfolio
---------------------------------------------------------------------------------------------------------------------------
                                                                                             8/1/06           8/1/05
                                                                                           to 7/31/07       to 7/31/06
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                            $   920          $   582
     Net Realized Gain from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contracts and Foreign
        Currency Transactions                                                                    771              107
     Net Increase from Payments by Affiliates                                                      -                -
     Net Change in Unrealized Appreciation on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                                      1,512               99
---------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                      3,203              788
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                                 (288)            (150)
        Class C                                                                                 (413)            (187)
        Class Z                                                                                   (6)               -
        Institutional Class                                                                     (159)            (115)
     Net Realized Gains from Security Transactions
        Class A                                                                                  (46)             (31)
        Class C                                                                                  (92)             (57)
        Class Z                                                                                    -                -
        Institutional Class                                                                      (25)             (22)
---------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                        (1,029)            (562)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                             7,150            5,211
     Shares Issued upon Reinvestment of Distributions                                            258              137
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                          (4,000)          (3,517)
---------------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                                3,408            1,831
---------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                            14,024           14,123
     Shares Issued upon Reinvestment of Distributions                                            244               95
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                          (7,920)          (3,978)
---------------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                                6,348           10,240
---------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                               507                1
     Shares Issued upon Reinvestment of Distributions                                              6                -
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                               -                -
---------------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                                  513                1
---------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                               185              227
     Shares Issued upon Reinvestment of Distributions                                            184              137
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                            (611)             (23)
---------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                                     (242)             341
---------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                            10,027           12,413
---------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets                                                             12,201           12,639
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                      32,430           19,791
---------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                           $44,631          $32,430
---------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                             $    91          $   137
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                         Old Mutual Asset Allocation
                                                                                             Balanced Portfolio
---------------------------------------------------------------------------------------------------------------------
                                                                                          8/1/06            8/1/05
                                                                                        to 7/31/07        to 7/31/06
---------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                        $  1,681          $    871
     Net Realized Gain from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contracts and Foreign
        Currency Transactions                                                               6,747             1,944
     Net Increase from Payments by Affiliates                                                   -                 -
     Net Change in Unrealized Appreciation on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                                   8,504             1,054
---------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                                  16,932             3,869
---------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                              (601)             (310)
        Class C                                                                              (587)             (215)
        Class Z                                                                                (4)                -
        Institutional Class                                                                  (222)             (158)
     Net Realized Gains from Security Transactions
        Class A                                                                              (722)             (178)
        Class C                                                                            (1,348)             (285)
        Class Z                                                                                 -                 -
        Institutional Class                                                                  (234)              (84)
---------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                     (3,718)           (1,230)
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                         17,743            22,402
     Shares Issued upon Reinvestment of Distributions                                       1,016               349
     Redemption Fees                                                                            -                 -
     Shares Redeemed                                                                       (9,355)           (5,439)
---------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                             9,404            17,312
---------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                         52,194            41,520
     Shares Issued upon Reinvestment of Distributions                                         995               242
     Redemption Fees                                                                            -                 -
     Shares Redeemed                                                                      (13,208)           (5,573)
---------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                            39,981            36,189
---------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                            573                 1
     Shares Issued upon Reinvestment of Distributions                                           4                 -
     Redemption Fees                                                                            -                 -
     Shares Redeemed                                                                            -                 -
---------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                               577                 1
---------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                          1,048             1,117
     Shares Issued upon Reinvestment of Distributions                                         456               242
     Redemption Fees                                                                            -                 -
     Shares Redeemed                                                                       (1,871)             (211)
---------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                                  (367)            1,148
---------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                         49,595            54,650
---------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets                                                          62,809            57,289
---------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                  112,415            55,126
---------------------------------------------------------------------------------------------------------------------
     End of Period                                                                       $175,224          $112,415
---------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                         $    186          $    186
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------
                                                                                 Old Mutual Asset Allocation
                                                                                  Moderate Growth Portfolio
------------------------------------------------------------------------------------------------------------------
                                                                                   8/1/06             8/1/05
                                                                                 to 7/31/07         to 7/31/06
------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                  $    701           $    321
     Net Realized Gain from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contracts and Foreign
        Currency Transactions                                                        10,149              2,628
     Net Increase from Payments by Affiliates                                             -                  -
     Net Change in Unrealized Appreciation on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                            15,652              2,680
------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                            26,502              5,629
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                        (288)               (73)
        Class C                                                                         (37)                (1)
        Class Z                                                                           -                  -
        Institutional Class                                                             (63)               (25)
     Net Realized Gains from Security Transactions
        Class A                                                                        (855)              (124)
        Class C                                                                      (2,019)              (248)
        Class Z                                                                           -                  -
        Institutional Class                                                            (137)               (29)
------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                               (3,399)              (500)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                   24,638             32,649
     Shares Issued upon Reinvestment of Distributions                                   853                135
     Redemption Fees                                                                      -                  -
     Shares Redeemed                                                                (19,562)            (5,916)
------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                       5,929             26,868
------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                   74,395             67,934
     Shares Issued upon Reinvestment of Distributions                                 1,043                106
     Redemption Fees                                                                      -                  -
     Shares Redeemed                                                                (24,565)            (6,007)
------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                      50,873             62,033
------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                      515                  1
     Shares Issued upon Reinvestment of Distributions                                     -                  -
     Redemption Fees                                                                      -                  -
     Shares Redeemed                                                                      -                  -
------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                         515                  1
------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                    4,463              1,404
     Shares Issued upon Reinvestment of Distributions                                   200                 54
     Redemption Fees                                                                      -                  -
     Shares Redeemed                                                                   (943)               (46)
------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                           3,720              1,412
------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                   61,037             90,314
------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets                                                    84,140             95,443
------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                            150,363             54,920
------------------------------------------------------------------------------------------------------------------
     End of Period                                                                 $234,503           $150,363
------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                   $    270           $    296
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                    Old Mutual Asset Allocation
                                                                                         Growth Portfolio
------------------------------------------------------------------------------------------------------------------
                                                                                  8/1/06               8/1/05
                                                                                to 7/31/07           to 7/31/06
------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                 $   (165)             $   (93)
     Net Realized Gain from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contracts and Foreign
        Currency Transactions                                                        7,260                2,028
     Net Increase from Payments by Affiliates                                            -                    -
     Net Change in Unrealized Appreciation on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                           12,911                1,791
------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                           20,006                3,726
------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                          -                  (23)
        Class C                                                                          -                    -
        Class Z                                                                          -                    -
        Institutional Class                                                              -                  (14)
     Net Realized Gains from Security Transactions
        Class A                                                                       (696)                (133)
        Class C                                                                     (1,187)                (200)
        Class Z                                                                          -                    -
        Institutional Class                                                           (314)                 (52)
------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                              (2,197)                (422)
------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                  28,470               23,101
     Shares Issued upon Reinvestment of Distributions                                  463                   95
     Redemption Fees                                                                     -                    -
     Shares Redeemed                                                                (9,298)              (4,377)
------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                     19,635               18,819
------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                  49,791               37,384
     Shares Issued upon Reinvestment of Distributions                                  726                  107
     Redemption Fees                                                                     -                    -
     Shares Redeemed                                                               (13,067)              (2,207)
------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                     37,450               35,284
------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                     638                    1
     Shares Issued upon Reinvestment of Distributions                                    -                    -
     Redemption Fees                                                                     -                    -
     Shares Redeemed                                                                     -                    -
------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                        638                    1
------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                   7,288                8,786
     Shares Issued upon Reinvestment of Distributions                                  314                   67
     Redemption Fees                                                                     -                    -
     Shares Redeemed                                                                  (915)                (299)
------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                          6,687                8,554
------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                  64,410               62,658
------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets                                                   82,219               65,962
------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                            95,916               29,954
------------------------------------------------------------------------------------------------------------------
     End of Period                                                                $178,135              $95,916
------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                  $   (186)             $   (21)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Old Mutual Analytic
                                                                                             Defensive Equity Fund (1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   8/1/06         1/1/06              1/1/05
                                                                                 to 7/31/07     to 7/31/06         to 12/31/05
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                 $    3,121     $   1,320         $      1,704
     Net Realized Gain from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contracts and Foreign
        Currency Transactions                                                         15,709        12,088                2,094
     Net Increase from Payments by Affiliates                                              -            65                    -
     Net Change in Unrealized Appreciation on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                             47,786         1,333               18,438
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations                             66,616        14,806               22,236
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                         (538)            -               (2,191)
        Class C                                                                          (13)            -               (1,331)
        Class Z                                                                         (317)            -               (5,290)
        Institutional Class                                                              (19)            -                    -
     Net Realized Gains from Security Transactions
        Class A                                                                            -             -               (2,788)
        Class C                                                                            -             -               (1,852)
        Class Z                                                                            -             -               (6,458)
        Institutional Class                                                                -             -                    -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                  (887)            -              (19,910)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                   389,014       197,245              134,980
     Shares Issued upon Reinvestment of Distributions                                    340           (53)               2,925
     Redemption Fees                                                                      25             5               (4,611)
     Shares Redeemed                                                                (109,542)      (38,695)                   -
------------------------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                      279,837       158,502              133,294 (2)
------------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                   166,681       119,793               90,979
     Shares Issued upon Reinvestment of Distributions                                      3            (6)                 779
     Redemption Fees                                                                       1             -               (2,623)
     Shares Redeemed                                                                 (49,204)       (7,574)                   -
------------------------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                      117,481       112,213               89,135 (2)
------------------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                    18,925        10,934              312,540
     Shares Issued upon Reinvestment of Distributions                                    310             -               11,591
     Redemption Fees                                                                       -             1                    -
     Shares Redeemed                                                                 (41,544)     (101,658)            (162,080)
------------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                      (22,309)      (90,723)             162,051 (3)
------------------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                    28,811         6,712                    2
     Shares Issued upon Reinvestment of Distributions                                     19             -                    -
     Redemption Fees                                                                       -             -                    -
     Shares Redeemed                                                                    (504)            -                    -
------------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                           28,326         6,712                    2 (4)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                   403,335       186,704              384,482
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets                                                    469,064       201,510              386,808
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                             645,489       443,979               57,171
------------------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                $1,114,553     $ 645,489         $    443,979
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                  $    6,766     $    (431)        $     (4,433)
------------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded

------------------------------------------------------------------------------------------------------------------------
                                                                                                  Old Mutual
                                                                                                Analytic Global
                                                                                              Defensive Equity Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                             8/1/06          5/31/06*
                                                                                           to 7/31/07       to 7/31/06
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                            $    67           $    -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contract and Foreign
        Currency Transactions                                                                    829                9
     Net Increase from Payments by Affiliates                                                      -                -
     Net Change in Unrealized Appreciation (Depreciation) on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                                       (661)               9
------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                             235               18
------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                                  (4)               -
        Class C                                                                                  (1)               -
        Class Z                                                                                   -                -
        Institutional Class                                                                      (9)               -
     Net Realized Gains from Security Transactions
        Class A                                                                                   -                -
        Class C                                                                                   -                -
        Class Z                                                                                   -                -
        Institutional Class                                                                       -                -
------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                           (14)               -
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                            24,960              253
     Shares Issued upon Reinvestment of Distributions                                              4                -
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                            (713)               -
------------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                               24,251              253
------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                            19,429              110
     Shares Issued upon Reinvestment of Distributions                                              1                -
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                            (379)               -
------------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                               19,051              110
------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                               529                1
     Shares Issued upon Reinvestment of Distributions                                              -                -
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                              (6)               -
------------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                                  523                1
------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                                 -            2,497
     Shares Issued upon Reinvestment of Distributions                                              9                -
     Redemption Fees                                                                               -                -
     Shares Redeemed                                                                               -                -
------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                                        9            2,497
------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                            43,834            2,861
------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                                  44,055            2,879
------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                       2,879                -
------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                           $46,934           $2,879
------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                             $    35           $   (8)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                                                                                     Old Mutual
                                                                                               Clay Finlay China Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 8/1/06          12/30/05*
                                                                                              to 7/31/07        to 7/31/06
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                              $    214           $    57
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contract and Foreign
        Currency Transactions                                                                    10,964               512
     Net Increase from Payments by Affiliates                                                         -                 -
     Net Change in Unrealized Appreciation (Depreciation) on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                                        12,164             1,207
---------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                             23,342             1,776
---------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                                    (63)                -
        Class C                                                                                     (7)                -
        Class Z                                                                                     (1)                -
        Institutional Class                                                                        (63)                -
     Net Realized Gains from Security Transactions
        Class A                                                                                   (494)                -
        Class C                                                                                   (127)                -
        Class Z                                                                                     (8)                -
        Institutional Class                                                                       (353)                -
---------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                           (1,116)                -
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                               30,813             2,606
     Shares Issued upon Reinvestment of Distributions                                               380                 -
     Redemption Fees                                                                                  -                 -
     Shares Redeemed                                                                            (16,962)             (110)
---------------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                                  14,231             2,496
---------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                               14,603               796
     Shares Issued upon Reinvestment of Distributions                                                86                 -
     Redemption Fees                                                                                  2                 -
     Shares Redeemed                                                                             (3,634)                -
---------------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                                  11,057               796
---------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                                4,818                23
     Shares Issued upon Reinvestment of Distributions                                                 7                 -
     Redemption Fees                                                                                  -                 -
     Shares Redeemed                                                                             (1,709)                -
---------------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                                   3,116                23
---------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                                  165            10,880
     Shares Issued upon Reinvestment of Distributions                                               416                 -
     Redemption Fees                                                                                  -                 -
     Shares Redeemed                                                                                (29)                -
---------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                                         552            10,880
---------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                               28,956            14,195
---------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                                     51,182            15,971
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                         15,971                 -
---------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                             $ 67,153           $15,971
---------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                               $    118           $    57
---------------------------------------------------------------------------------------------------------------------------


* Inception date of the Fund.

(1) On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of the Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund. The Fund changed its fiscal year end from December 31 to July 31 beginning in the fiscal year 2006. See Note 1 in Notes to Financial Statements.

(2) Class A and Class C Shares commenced operations on March 31, 2005.

(3) The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.

(4) Institutional Class Shares commenced operations on December 9, 2005.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------
                                                                                           Old Mutual Clay Finlay
                                                                                           Emerging Markets Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                           8/1/06            12/30/05*
                                                                                         to 7/31/07         to 7/31/06
------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                      $     5                 $     5
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contract and Foreign
        Currency Transactions                                                              838                     139
     Net Increase from Payments by Affiliates                                                -                       -
     Net Change in Unrealized Appreciation (Depreciation) on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                                1,697                     112
------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                     2,540                     256
------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                             (1)                      -
        Class C                                                                              -                       -
        Class Z                                                                              -                       -
        Institutional Class                                                                 (4)                      -
     Net Realized Gains from Security Transactions
        Class A                                                                            (49)                      -
        Class C                                                                            (17)                      -
        Class Z                                                                              -                       -
        Institutional Class                                                               (107)                      -
------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                    (178)                      -
------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                       4,632                     383
     Shares Issued upon Reinvestment of Distributions                                       26                       -
     Redemption Fees                                                                         -                       -
     Shares Redeemed                                                                    (1,372)                    (21)
------------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                          3,286                     362
------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                       1,356                     123
     Shares Issued upon Reinvestment of Distributions                                       13                       -
     Redemption Fees                                                                         -                       -
     Shares Redeemed                                                                       (91)                    (28)
------------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                          1,278                      95
------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                         942                       1
     Shares Issued upon Reinvestment of Distributions                                        -                       -
     Redemption Fees                                                                         -                       -
     Shares Redeemed                                                                        (3)                      -
------------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                            939                       1
------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                           7                   2,497
     Shares Issued upon Reinvestment of Distributions                                      111                       -
     Redemption Fees                                                                         -                       -
     Shares Redeemed                                                                         -                       -
------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                                118                   2,497
------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                       5,621                   2,955
------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                             7,983                   3,211
------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                 3,211                       -
------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                     $11,194                 $ 3,211
------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                       $    (7)                $    (7)
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                               Old Mutual Copper Rock
                                                                                                Emerging Growth Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                                          8/1/06               8/1/05
                                                                                         to 7/31/07           to 7/31/06
--------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                          $   (923)            $   (191)
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contract and Foreign
        Currency Transactions                                                                 8,924               (4,747)
     Net Increase from Payments by Affiliates                                                     -                    -
     Net Change in Unrealized Appreciation (Depreciation) on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                                    10,295                 (276)
--------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                         18,296               (5,214)
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                                   -                    -
        Class C                                                                                   -                    -
        Class Z                                                                                   -                    -
        Institutional Class                                                                       -                    -
     Net Realized Gains from Security Transactions
        Class A                                                                                   -                    -
        Class C                                                                                   -                    -
        Class Z                                                                                   -                    -
        Institutional Class                                                                       -                    -
--------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                            -                    -
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                           19,141               31,157
     Shares Issued upon Reinvestment of Distributions                                             -                    -
     Redemption Fees                                                                              1                    2
     Shares Redeemed                                                                         (9,888)              (7,859)
--------------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                               9,254               23,300
--------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                              270                  482
     Shares Issued upon Reinvestment of Distributions                                             -                    -
     Redemption Fees                                                                              -                    -
     Shares Redeemed                                                                           (226)                 (52)
--------------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                                  44                  430
--------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                              521                    1
     Shares Issued upon Reinvestment of Distributions                                             -                    -
     Redemption Fees                                                                              -                    -
     Shares Redeemed                                                                              -                    -
--------------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                                 521                    1
--------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                           20,324               56,756
     Shares Issued upon Reinvestment of Distributions                                             -                    -
     Redemption Fees                                                                              -                    -
     Shares Redeemed                                                                        (15,765)              (6,823)
--------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                                   4,559               49,933
--------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                           14,378               73,664
--------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                                 32,674               68,450
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                     70,950                2,500
--------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                         $103,624             $ 70,950
--------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                           $      -             $      -
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                   Old Mutual
                                                                                           International Equity Fund
--------------------------------------------------------------------------------------------------------------------------
                                                                                          8/1/06              12/30/05*
                                                                                         to 7/31/07           to 7/31/06
--------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                           $   105            $   61
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
        Written Options Contracts, Futures Contract and Foreign
        Currency Transactions                                                                   687               159
     Net Increase from Payments by Affiliates                                                     -                 -
     Net Change in Unrealized Appreciation (Depreciation) on Investments (including
        Securities Sold Short), Written Options Contracts, Futures Contracts
        and Foreign Currency Transactions                                                     1,127               263
--------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                          1,919               483
--------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income
        Class A                                                                                  (4)                -
        Class C                                                                                  (3)                -
        Class Z                                                                                   -                 -
        Institutional Class                                                                     (54)                -
     Net Realized Gains from Security Transactions
        Class A                                                                                 (14)                -
        Class C                                                                                 (12)                -
        Class Z                                                                                   -                 -
        Institutional Class                                                                    (174)                -
--------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                         (261)                -
--------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
     Class A
     Shares Issued                                                                            1,984               259
     Shares Issued upon Reinvestment of Distributions                                            18                 -
     Redemption Fees                                                                              -                 -
     Shares Redeemed                                                                           (273)                -
--------------------------------------------------------------------------------------------------------------------------
     Total Class A Transactions                                                               1,729               259
--------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                                            1,252               175
     Shares Issued upon Reinvestment of Distributions                                             9                 -
     Redemption Fees                                                                              -                 -
     Shares Redeemed                                                                           (130)               (5)
--------------------------------------------------------------------------------------------------------------------------
     Total Class C Transactions                                                               1,131               170
--------------------------------------------------------------------------------------------------------------------------
     Class Z
     Shares Issued                                                                            1,004                 1
     Shares Issued upon Reinvestment of Distributions                                             -                 -
     Redemption Fees                                                                              -                 -
     Shares Redeemed                                                                            (20)                -
--------------------------------------------------------------------------------------------------------------------------
     Total Class Z Transactions                                                                 984                 1
--------------------------------------------------------------------------------------------------------------------------
     Institutional Class
     Shares Issued                                                                            2,818             4,999
     Shares Issued upon Reinvestment of Distributions                                           228                 -
     Redemption Fees                                                                              -                 -
     Shares Redeemed                                                                            (52)                -
--------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Transactions                                                   2,994             4,999
--------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from
        Capital Share Transactions                                                            6,838             5,429
--------------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                                  8,496             5,912
--------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period                                                                      5,912                 -
--------------------------------------------------------------------------------------------------------------------------
     End of Period                                                                       $   14,408            $5,912
--------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment
        Income/(Accumulated Net Investment Loss)                                         $       61            $   22
--------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)




                                       Realized
                 Net                      and                                                                               Net
                Asset       Net        Unrealized                             Dividends   Distributions     Total          Asset
                Value    Investment      Gains                      Total      from Net       from        Dividends        Value
              Beginning    Income     (Losses) on    Redemption     from      Investment     Capital         and            End
              of Period    (Loss)*     Securities*      Fees      Operations    Income        Gains     Distributions    of Period
------------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
  Class A
  2007         $10.64      $0.30         $0.69           $ -       $ 0.99      $(0.28)       $(0.05)       $(0.33)        $ 11.30
  2006          10.53       0.26          0.10             -         0.36       (0.20)        (0.05)        (0.25)          10.64
  2005**        10.00       0.16          0.47             -         0.63       (0.10)            -         (0.10)          10.53
  Class C
  2007         $10.60      $0.22         $0.68           $ -       $ 0.90      $(0.20)       $(0.05)       $(0.25)        $ 11.25
  2006          10.50       0.18          0.10             -         0.28       (0.13)        (0.05)        (0.18)          10.60
  2005**        10.00       0.10          0.47             -         0.57       (0.07)            -         (0.07)          10.50
  Class Z
  2007         $10.65      $0.34         $0.67           $ -       $ 1.01      $(0.31)       $(0.05)       $(0.36)        $ 11.30
  2006***       10.60       0.19          0.09             -         0.28       (0.18)        (0.05)        (0.23)          10.65
  Institutional Class
  2007         $10.65      $0.33         $0.70           $ -       $ 1.03      $(0.31)       $(0.05)       $(0.36)        $ 11.32
  2006          10.54       0.29          0.10             -         0.39       (0.23)        (0.05)        (0.28)          10.65
  2005**        10.00       0.16          0.50             -         0.66       (0.12)            -         (0.12)          10.54
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
  Class A
  2007         $11.45      $0.20         $1.41           $ -       $ 1.61      $(0.17)       $(0.21)       $(0.38)        $ 12.68
  2006          11.02       0.16          0.47             -         0.63       (0.12)        (0.08)        (0.20)          11.45
  2005**        10.00       0.10          0.98             -         1.08       (0.06)            -         (0.06)          11.02
  Class C
  2007         $11.42      $0.10         $1.41           $ -       $ 1.51      $(0.08)       $(0.21)       $(0.29)        $ 12.64
  2006          11.00       0.07          0.48             -         0.55       (0.05)        (0.08)        (0.13)          11.42
  2005**        10.00       0.03          1.00             -         1.03       (0.03)            -         (0.03)          11.00
  Class Z
  2007         $11.46      $0.26         $1.39           $ -       $ 1.65      $(0.20)       $(0.21)       $(0.41)        $ 12.70
  2006***       11.26       0.12          0.28             -         0.40       (0.12)        (0.08)        (0.20)          11.46
  Institutional Class
  2007         $11.46      $0.23         $1.43           $ -       $ 1.66      $(0.20)       $(0.21)       $(0.41)        $ 12.71
  2006          11.04       0.19          0.46             -         0.65       (0.15)        (0.08)        (0.23)          11.46
  2005**        10.00       0.10          1.01             -         1.11       (0.07)            -         (0.07)          11.04
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
  Class A
  2007          12.07      $0.11         $1.86           $ -       $ 1.97      $(0.07)       $(0.21)       $(0.28)        $ 13.76
  2006          11.30       0.09          0.76             -         0.85       (0.03)        (0.05)        (0.08)          12.07
  2005**        10.00       0.06          1.25             -         1.31       (0.01)            -         (0.01)          11.30
  Class C
  2007         $11.95      $0.01         $1.84           $ -       $ 1.85      $    -        $(0.21)       $(0.21)        $ 13.59
  2006          11.24          -          0.76             -         0.76           -         (0.05)        (0.05)          11.95
  2005**        10.00          -          1.24             -         1.24           -             -             -           11.24
  Class Z
  2007         $12.12      $0.20         $1.83           $ -       $ 2.03      $(0.10)       $(0.21)       $(0.31)        $ 13.84
  2006***       11.70       0.08          0.43             -         0.51       (0.04)        (0.05)        (0.09)          12.12
  Institutional Class
  2007         $12.12      $0.15         $1.86           $ -       $ 2.01      $(0.10)       $(0.21)       $(0.31)        $ 13.82
  2006          11.33       0.12          0.76             -         0.88       (0.04)        (0.05)        (0.09)          12.12
  2005**        10.00       0.07          1.27             -         1.34       (0.01)            -         (0.01)          11.33
------------------------------------------------------------------------------------------------------------------------------------


                                                          Ratio of
                                                         Expenses to
                                                         Average Net    Ratio of Net
                               Net                         Assets        Investment
                             Assets         Ratio        (Excluding        Income
                               End       of Expenses     Waivers and       (Loss)       Portfolio
                  Total     of Period    to Average        Expense        to Average     Turnover
                  Return+      (000)     Net Assets++   Reductions)++    Net Assets++      Rate+
----------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
  Class A
  2007           9.40%     $ 12,605        1.50%          1.94%           2.73%         130.47%
  2006           3.39%        8,588        1.50%          2.35%           2.46%         146.84%
  2005**         6.36%        6,684        1.50%          4.68%           1.87%         170.31%
  Class C
  2007           8.57%     $ 25,812        2.25%          2.57%           1.98%         130.47%
  2006           2.63%       18,253        2.25%          2.75%           1.74%         146.84%
  2005**         5.75%        7,914        2.25%          4.92%           1.15%         170.31%
  Class Z
  2007           9.55%     $    514        1.25%         11.45%           3.01%         130.47%
  2006***        2.63%            1        1.25%        757.79%           2.80%         146.84%
  Institutional Class
  2007           9.74%     $  5,700        1.25%          1.60%           2.98%         130.47%
  2006           3.64%        5,588        1.25%          1.75%           2.71%         146.84%
  2005**         6.60%        5,193        1.25%          6.95%           1.82%         170.31%
----------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
  Class A
  2007           14.20%     $ 51,321        1.55%          1.69%           1.59%         121.42%
  2006            5.76%       37,679        1.55%          1.82%           1.40%         129.99%
  2005**         10.83%       19,481        1.55%          4.42%           1.13%         125.19%
  Class C
  2007           13.38%     $109,348        2.30%          2.44%           0.85%         121.42%
  2006            5.00%       61,845        2.30%          2.54%           0.66%         129.99%
  2005**         10.31%       24,342        2.30%          4.92%           0.38%         125.19%
  Class Z
  2007           14.55%     $    586        1.30%         11.24%           2.02%         121.42%
  2006***         3.57%            1        1.30%        771.22%           1.60%         129.99%
  Institutional Class
  2007           14.64%     $ 13,969        1.30%          1.39%           1.84%         121.42%
  2006            5.91%       12,890        1.30%          1.47%           1.64%         129.99%
  2005**         11.15%       11,303        1.30%          6.08%           1.14%         125.19%
------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
  Class A
  2007           16.49%     $ 58,969        1.55%          1.73%           0.84%         112.42%
  2006            7.58%       46,242        1.55%          1.91%           0.76%         111.99%
  2005**         13.11%       17,736        1.55%          4.92%           0.70%          98.50%
  Class C
  2007           15.63%     $161,855        2.30%          2.43%           0.09%         112.42%
  2006            6.80%       95,984        2.30%          2.62%           0.01%         111.99%
  2005**         12.44%       30,905        2.30%          5.44%          (0.03)%         98.50%
  Class Z
  2007           16.91%     $    530        1.30%         11.43%           1.40%         112.42%
  2006***         4.45%            1        1.30%        764.76%           0.98%         111.99%
  Institutional Class
  2007           16.74%     $ 13,149        1.30%          1.37%           1.12%         112.42%
  2006            7.86%        8,136        1.30%          1.56%           1.00%         111.99%
  2005**         13.43%        6,279        1.30%          6.81%           0.79%          98.50%
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.



                               Realized
          Net                    and                                                                            Net
         Asset       Net      Unrealized                           Dividends   Distributions     Total         Asset
         Value    Investment     Gains                    Total     from Net       from         Dividends      Value
       Beginning    Income    (Losses) on  Redemption     from     Investment     Capital         and           End      Total
       of Period    (Loss)*   Securities*     Fees     Operations    Income        Gains      Distributions  of Period  Return+
-------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

Class A
2007      $12.70   $ 0.03       $ 2.34      $   -       $ 2.37      $    -         $(0.25)       $(0.25)       $14.82   18.76%
2006       11.68     0.02         1.12          -         1.14       (0.02)         (0.10)        (0.12)        12.70    9.75%
2005**     10.00     0.03         1.66          -         1.69       (0.01)             -         (0.01)        11.68   16.91%
Class C
2007      $12.55   $(0.07)      $ 2.30      $   -       $ 2.23      $    -         $(0.25)       $(0.25)       $14.53   17.86%
2006       11.61    (0.07)        1.11          -         1.04           -          (0.10)        (0.10)        12.55    8.97%
2005**     10.00    (0.04)        1.65          -         1.61           -              -             -         11.61   16.15%
Class Z
2007      $12.74   $ 0.12       $ 2.30      $   -       $ 2.42      $    -         $(0.25)       $(0.25)       $14.91   19.09%
2006***    12.23     0.03         0.61          -         0.64       (0.03)         (0.10)        (0.13)        12.74    5.23%
Institutional Class
2007      $12.75   $ 0.07       $ 2.34      $   -       $ 2.41      $    -         $(0.25)       $(0.25)       $14.91   19.00%
2006       11.70     0.06         1.12          -         1.18       (0.03)         (0.10)        (0.13)        12.75   10.08%
2005**     10.00     0.04         1.67          -         1.71       (0.01)             -         (0.01)        11.70   17.13%
-------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND 1

Class A
2007      $13.21   $ 0.08       $ 1.24      $   -       $ 1.32      $(0.02)        $    -        $(0.02)       $14.51    9.99%
2006 4     12.84     0.05         0.32#         -         0.37           -              -             -         13.21    2.88%#
2005 2     12.30     0.05         1.09          -         1.14       (0.27)         (0.33)        (0.60)        12.84    9.27%
Class C
2007      $13.11   $(0.03)      $ 1.24      $   -       $ 1.21      $    -         $    -           $ -        $14.32    9.24%
2006 4     12.81    (0.01)        0.31#         -         0.30           -              -             -         13.11    2.34%#
2005 2     12.30    (0.01)        1.09          -         1.08       (0.24)         (0.33)        (0.57)        12.81    8.78%
Class Z 3
2007      $13.21   $ 0.12       $ 1.24      $   -       $ 1.36      $(0.03)        $    -        $(0.03)       $14.54   10.33%
2006 4     12.82     0.06         0.33#         -         0.39           -              -             -         13.21    3.04%#
2005       11.66     0.10         1.69          -         1.79       (0.30)         (0.33)        (0.63)        12.82   15.36%
2004       11.10     0.09         0.99          -         1.08       (0.19)         (0.33)        (0.52)        11.66    9.87%
2003        9.09     0.08         2.01          -         2.09       (0.08)             -         (0.08)        11.10   23.13%
Institutional Class
2007      $13.21   $ 0.12       $ 1.24      $   -       $ 1.36      $(0.03)        $    -        $(0.03)       $14.54   10.34%
2006 4     12.82     0.08         0.31#         -         0.39           -              -             -         13.21    3.04%#
2005***    13.45     0.01        (0.10)         -        (0.09)      (0.21)         (0.33)        (0.54)        12.82   (0.63)%
-------------------------------------------------------------------------------------------------------------------------------

                                    Ratio of
                                   Expenses to
                                   Average Net  Ratio of Net
            Net                      Assets      Investment
           Assets      Ratio       (Excluding      Income
            End      of Expenses   Waivers and     (Loss)      Portfolio
         of Period   to Average      Expense     to Average    Turnover
           (000)    Net Assets++  Reductions)++   Net Assets++   Rate+
---------------------------------------------------------------------------
OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO

Class A
2007        $ 55,755      1.60%         1.83%         0.24%       104.92%
2006          30,459      1.60%         2.22%         0.17%        94.12%
2005**        10,443      1.60%         5.02%         0.33%        59.93%
Class C
2007        $ 96,805      2.35%         2.56%        (0.50)%      104.92%
2006          50,152      2.35%         2.93%        (0.58)%       94.12%
2005**        13,256      2.35%         5.63%        (0.44)%       59.93%
Class Z
2007        $    648      1.35%        10.49%         0.77%       104.92%
2006***            1      1.35%       758.31%         0.39%        94.12%
Institutional Class
2007        $ 24,927      1.35%         1.38%         0.51%       104.92%
2006          15,304      1.35%         1.68%         0.47%        94.12%
2005**         6,255      1.35%         7.19%         0.43%        59.93%
---------------------------------------------------------------------------

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND 1

Class A
2007      $607,810      1.54% 5       1.96%         0.55%       183.98%
2006 4     295,095      1.51% 5       2.18%         0.57%        59.61%
2005 2     129,960      1.98% 5       2.06%         0.64%        81.00%
Class C
2007      $340,569      2.29% 5       2.67%        (0.19)%      183.98%
2006 4     202,766      2.26% 5       2.86%        (0.17)%       59.61%
2005 2      86,752      2.61% 5       2.68%        (0.09)%       81.00%
Class Z 3
2007      $130,928      1.29% 5       1.66%         0.84%       183.98%
2006 4     140,795      1.26% 5       1.82%         0.72%        59.61%
2005       227,265      1.36% 5       1.44%         0.78%        81.00%
2004        57,171      1.17% 5       1.70%         0.75%       152.00%
2003        44,693      1.30% 5       2.27%         0.79%       241.00%
Institutional Class
2007      $ 35,246      1.24% 5       1.60%         0.82%       183.98%
2006 4       6,833      1.21% 5       2.11%         0.97%        59.61%
2005***          2      1.27% 5       2.12%         1.55%        81.00%
---------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)




                               Realized
          Net                     and                                                                          Net
         Asset       Net       Unrealized                           Dividends   Distributions     Total       Asset
         Value    Investment     Gains                    Total      from Net      from        Dividends      Value
       Beginning    Income    (Losses) on   Redemption    from      Investment    Capital         and          End      Total
       of Period    (Loss)*    Securities*     Fees     Operations    Income       Gains      Distributions  of Period  Return+
--------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND^^

Class A
2007      $10.05   $ 0.08       $ 1.25      $   -       $ 1.33      $(0.02)        $    -        $(0.02)       $11.36   13.27%
2006       10.00    (0.02)        0.07          -         0.05           -              -             -         10.05    0.50%
Class C
2007      $10.03   $(0.02)      $ 1.25      $   -       $ 1.23      $    -         $    -        $    -        $11.26   12.30%
2006       10.00    (0.03)        0.06          -         0.03           -              -             -         10.03    0.30%
Class Z
2007      $10.04   $ 0.15       $ 1.21      $   -       $ 1.36      $(0.02)        $    -        $(0.02)       $11.38   13.52%
2006       10.00        -         0.04          -         0.04           -              -             -         10.04    0.40%
Institutional Class
2007      $10.05   $ 0.11       $ 1.27      $   -       $ 1.38      $(0.03)        $    -        $(0.03)       $11.40   13.79%
2006       10.00        -         0.05          -         0.05           -              -             -         10.05    0.50%
--------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY CHINA FUND^

Class A
2007      $13.23   $ 0.06       $ 9.59      $   -       $ 9.65      $(0.05)        $(0.37)       $(0.42)       $22.46   73.81%
2006       10.00     0.01         3.22          -         3.23           -              -             -         13.23   32.30%
Class C
2007      $13.18   $(0.06)      $ 9.52      $0.01       $ 9.47      $(0.02)        $(0.37)       $(0.39)       $22.26   72.67%
2006       10.00    (0.06)        3.24          -         3.18           -              -             -         13.18   31.80%
Class Z
2007      $13.25   $ 0.02       $ 9.71      $   -       $ 9.73      $(0.06)        $(0.37)       $(0.43)       $22.55   74.36%
2006       10.00    (0.03)        3.28          -         3.25           -              -             -         13.25   32.50%
Institutional Class
2007      $13.27   $ 0.19       $ 9.63      $   -       $ 9.82      $(0.07)        $(0.37)       $(0.44)       $22.65   74.91%
2006       10.00     0.08         3.19          -         3.27           -              -             -         13.27   32.70%
--------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^

Class A
2007      $11.08   $(0.04)      $ 5.14      $   -       $ 5.10      $(0.01)        $(0.43)       $(0.44)       $15.74   46.67%
2006       10.00    (0.01)        1.09          -         1.08           -              -             -         11.08   10.80%
Class C
2007      $11.04   $(0.14)      $ 5.12      $   -       $ 4.98      $(0.01)        $(0.43)       $(0.44)       $15.58   45.70%
2006       10.00    (0.07)        1.11          -         1.04           -              -             -         11.04   10.40%
Class Z
2007      $11.10   $ 0.04       $ 5.11      $   -       $ 5.15      $    -         $(0.43)       $(0.43)       $15.82   47.04%
2006       10.00    (0.01)        1.11          -         1.10           -              -             -         11.10   11.00%
Institutional Class
2007      $11.13   $ 0.07       $ 5.17      $   -       $ 5.24      $(0.01)        $(0.43)       $(0.44)       $15.93   47.79%
2006       10.00     0.02         1.11          -         1.13           -              -             -         11.13   11.30%
--------------------------------------------------------------------------------------------------------------------------------


                                   Ratio of
                                  Expenses to
                                  Average Net  Ratio of Net
           Net                      Assets      Investment
          Assets      Ratio       (Excluding      Income
           End      of Expenses   Waivers and     (Loss)      Portfolio
        of Period   to Average      Expense     to Average    Turnover
          (000)    Net Assets++  Reductions)++ Net Assets++     Rate+
-------------------------------------------------------------------------
OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND^^

Class A
2007      $ 24,417      2.55%+++      3.19%         0.68%       173.28%
2006           257      2.80%+++     12.44%        (1.19)%       19.97%
Class C
2007      $ 19,136      3.30%+++      4.07%        (0.16)%      173.28%
2006           111      3.55%+++     24.73%        (1.87)%       19.97%
Class Z
2007      $    526      2.30%+++     17.92%         1.28%       173.28%
2006             1      2.55%+++    612.91%        (0.27)%       19.97%
Institutional Class
2007      $  2,855      2.00%+++      3.71%         0.96%       173.28%
2006         2,510      2.26%+++      6.77%        (0.01)%       19.97%
-------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY CHINA FUND^

Class A
2007      $ 25,976      2.10%         2.42%         0.31%       193.08%
2006         2,532      2.10%         6.65%         0.12%        50.80%
Class C
2007      $ 15,497      2.85%         3.33%        (0.33)%      193.08%
2006           793      2.85%        11.53%        (0.76)%       50.80%
Class Z
2007      $  3,377      1.85%         5.59%         0.12%       193.08%
2006            24      1.85%       259.40%        (0.46)%       50.80%
Institutional Class
2007      $ 22,303      1.55%         1.75%         1.06%       193.08%
2006        12,622      1.55%         2.58%         1.07%        50.80%
-------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^

Class A
2007      $  4,474      2.10%         3.08%        (0.25)%       97.77%
2006           346      2.10%        21.06%        (0.22)%       82.86%
Class C
2007      $  1,588      2.85%         6.57%        (0.98)%       97.77%
2006            85      2.85%        55.88%        (1.05)%       82.86%
Class Z
2007      $  1,013      1.85%        12.56%         0.26%        97.77%
2006             1      1.85%      1988.70%        (0.18)%       82.86%
Institutional Class
2007      $  4,119      1.35%         2.13%         0.49%        97.77%
2006         2,779      1.35%         4.28%         0.32%        82.86%
-------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.



                               Realized
          Net                    and                                                                            Net
         Asset       Net      Unrealized                           Dividends   Distributions     Total         Asset
         Value    Investment     Gains                    Total     from Net       from         Dividends      Value
       Beginning    Income    (Losses) on  Redemption     from     Investment     Capital         and           End     Total
       of Period    (Loss)*   Securities*     Fees     Operations    Income        Gains      Distributions  of Period  Return+
-------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^
Class A
2007      $10.52   $(0.16)      $ 2.54      $   -       $ 2.38      $    -         $    -        $    -        $12.90   22.62%
2006       10.00    (0.13)        0.65          -         0.52           -              -             -         10.52    5.20%
2005       10.00        -            -          -            -           -              -             -         10.00    0.00%
Class C
2007      $10.43   $(0.24)      $ 2.51      $   -       $ 2.27      $    -         $    -        $    -        $12.70   21.76%
2006       10.00    (0.21)        0.64          -         0.43           -              -             -         10.43    4.30%
2005       10.00        -            -          -            -           -              -             -         10.00    0.00%
Class Z***
2007      $10.55   $(0.15)      $ 2.57      $   -       $ 2.42      $    -         $    -        $    -        $12.97   22.94%
2006       10.46    (0.07)        0.16          -         0.09           -              -             -         10.55    0.86%
Institutional Class
2007      $10.56   $(0.10)      $ 2.55      $   -       $ 2.45      $    -         $    -        $    -        $13.01   23.20%
2006       10.00    (0.08)        0.64          -         0.56           -              -             -         10.56    5.60%
2005       10.00        -            -          -            -           -              -             -         10.00    0.00%
-------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND^
Class A
2007      $10.95   $0.14        $ 2.87      $   -       $ 3.01      $(0.10)        $(0.35)       $(0.45)       $13.51   28.02%
2006       10.00    0.18          0.77          -         0.95           -              -             -         10.95    9.50%
Class C
2007      $10.91   $0.04        $ 2.86      $   -       $ 2.90      $(0.10)        $(0.35)       $(0.45)       $13.36   27.03%
2006       10.00    0.12          0.79          -         0.91           -              -             -         10.91    9.10%
Class Z
2007      $10.97   $0.19        $ 2.85      $   -       $ 3.04      $(0.09)        $(0.35)       $(0.44)       $13.57   28.23%
2006       10.00    0.10          0.87          -         0.97           -              -             -         10.97    9.70%
Institutional Class
2007      $10.98   $0.17        $ 2.92      $   -       $ 3.09      $(0.11)        $(0.35)       $(0.46)       $13.61   28.65%
2006       10.00    0.12          0.86          -         0.98           -              -             -         10.98    9.80%
-------------------------------------------------------------------------------------------------------------------------------

                                   Ratio of
                                  Expenses to
                                  Average Net  Ratio of Net
           Net                      Assets      Investment
          Assets      Ratio       (Excluding      Income
           End      of Expenses   Waivers and     (Loss)      Portfolio
        of Period   to Average      Expense     to Average    Turnover
          (000)    Net Assets++  Reductions)++ Net Assets++     Rate+
-------------------------------------------------------------------------
OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^
Class A
2007      $ 35,890      1.55%         1.85%        (1.32)%      169.81%
2006        20,814      1.55%         2.97%        (1.15)%      282.22%
2005         2,500      ++++          ++++           ++++         ++++
Class C
2007      $   511       2.30%         7.42%        (2.06)%      169.81%
2006          384       2.30%        15.96%        (1.89)%      282.22%
2005            -       ++++          ++++           ++++         ++++
Class Z***
2007      $   557       1.30%        12.38%        (1.12)%      169.81%
2006            1       1.30%       787.59%        (0.93)%      282.22%
Institutional Class
2007      $ 66,666      1.10%         1.21%        (0.86)%      169.81%
2006        49,751      1.10%         1.71%        (0.70)%      282.22%
2005            -       ++++          ++++           ++++         ++++
-------------------------------------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND^
Class A
2007      $ 2,170      1.70%         4.33%         1.05%        94.78%
2006          251      1.70%        30.10%         2.94%        48.74%
Class C
2007      $ 1,402      2.45%         6.77%         0.29%        94.78%
2006          170      2.45%        39.12%         1.88%        48.74%
Class Z
2007      $ 1,002      1.45%        13.96%         1.37%        94.78%
2006            1      1.45%     1,776.73%         1.59%        48.74%
Institutional Class
2007      $ 9,834      1.20%         1.75%         1.33%        94.78%
2006        5,490      1.20%         2.96%         1.85%        48.74%
-------------------------------------------------------------------------


* Per share amounts for the year or period are calculated based on average outstanding shares.

**   Fund commenced operations September 30, 2004.

***  Class commenced operations on December 9, 2005.

# Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.

+ Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

++   Ratios for periods less than one year have been annualized.

+++ Impact of Dividend Expense for Old Mutual Analytic Global Defensive Equity Fund as a ratio to average net assets:

                A         C         Z    Institutional
     -------------------------------------------------
     2007     0.46%     0.46%     0.46%     0.46%
     2006     0.79%     0.79%     0.79%     0.79%

##   Includes expense offset for fees paid indirectly.

++++ This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

^    Fund commenced operations December 30, 2005.

^^   Fund commenced operations May 31, 2006.

^^^  Fund commenced operations July 29, 2005.

FINANCIAL HIGHLIGHTS - concluded

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)


(1) On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.

(2)  Commenced operations March 31, 2005.

(3) The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.

(4) The Old Mutual Analytic Defensive Equity Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to 7/31/06.

(5) Impact of Dividend Expense for Old Mutual Analytic Defensive Equity Fund as a ratio to average net assets:

                A         C         Z    Institutional
     -------------------------------------------------
     2007     0.28%     0.28%     0.28%     0.27%
     2006     0.34%     0.34%     0.27%     0.39%
     2005     0.41%     0.35%     0.24%      n/a
     2004      n/a       n/a      0.18%      n/a
     2003      n/a       n/a      0.31%      n/a

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
AS OF JULY 31, 2007

1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Advisor Funds (the "Trust"), a Delaware statutory trust effective May 27, 2004, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers thirteen series portfolios, of which the following are covered by this Annual Report - the Old Mutual Asset Allocation Conservative Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio, the Old Mutual Asset Allocation Growth Portfolio (collectively, the "Asset Allocation Funds"), the Old Mutual Analytic Defensive Equity Fund ("Old Mutual Analytic Fund"), the Old Mutual Analytic Global Defensive Equity Fund ("Old Mutual Analytic Global Fund"), the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity Fund (collectively, the "International Funds") and the Old Mutual Copper Rock Emerging Growth Fund ("Old Mutual Copper Rock Fund") (each a "Fund" and collectively, the "Funds"). The Trust's series portfolios whose financial statements are presented separately are the Old Mutual VA Asset Allocation Conservative Portfolio, the Old Mutual VA Asset Allocation Balanced Portfolio and the Old Mutual VA Asset Allocation Moderate Growth Portfolio. The Asset Allocation Funds commenced operations on September 30, 2004; the Old Mutual Analytic Fund commenced operations on July 1, 1978; the International Funds commenced operations on December 30, 2005, the Old Mutual Copper Rock Fund commenced operations on July 29, 2005 and the Old Mutual Analytic Global Fund commenced operations on May 31, 2006.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund, except for the Old Mutual Clay Finlay China Fund, is classified as a diversified management investment company. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

The Old Mutual Analytic Fund is the successor to the Analytic Defensive Equity Fund, a series of The Advisors' Inner Circle Fund, (the "AIC Analytic Fund"). The AIC Analytic Fund and the Old Mutual Analytic Fund entered into an agreement and plan of reorganization dated as of October 13, 2005. Under the plan of reorganization, the AIC Analytic Fund transferred substantially all of its assets and liabilities to the Old Mutual Analytic Fund on December 9, 2005. Each shareholder received a number of shares of the Old Mutual Analytic Fund equal in dollar value to the AIC Analytic Fund as of December 9, 2005. The Old Mutual Analytic Fund has the same investment objectives and policies and substantially the same risks, policies, restrictions and limitations as the AIC Analytic Fund. The Old Mutual Analytic Fund has changed its fiscal year end from December 31 to July 31 beginning with fiscal year 2006.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation - Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open. Investment securities of a Fund that are quoted on a national market system are valued at the official closing price provided by NASDAQ, or if there is none, at the last sales price. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's
Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive

AS OF JULY 31, 2007

reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment advisor, Old Mutual Capital, Inc. (the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividend expense on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains, for each Fund, are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Forward Foreign Currency Contracts - The Funds may enter into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Board requires that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Funds may enter into mortgage dollar rolls (principally using TBAs) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Short Sales - As consistent with the Old Mutual Analytic Fund's and Old Mutual Analytic Global Fund's investment objectives, the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium,

AS OF JULY 31, 2007

which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

Offering Costs - All offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of July 31, 2007, the Funds have fully amortized their offering costs.

Payments by Affiliate - During the fiscal year ended July 31, 2006, the Analytic Defensive Equity Fund was reimbursed by the Advisor for a net asset value error of $65,161. At July 31, 2007, the Old Mutual Clay Finlay Emerging Markets Fund had a receivable from an affiliate of $3,500 for trading errors. This amount is included in "Other Receivables" on the Statement of Assets and Liabilities.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in Capital. For the year ended July 31, 2007, the following redemption fees were collected by the Funds.


                                                        Class A     Class C     Class Z     Institutional Class
------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio     $   40       $    -        $  -              $-
Old Mutual Asset Allocation Balanced Portfolio             76          239           -               -
Old Mutual Asset Allocation Moderate Growth Portfolio      65          189           -               -
Old Mutual Asset Allocation Growth Portfolio               26          429           -               -
Old Mutual Analytic Defensive Equity Fund              25,139          764           -               -
Old Mutual Analytic Global Defensive Equity Fund           40            -           -               -
Old Mutual Clay Finlay China Fund                          22        2,183          48               -
Old Mutual Clay Finlay Emerging Markets Fund               81            -           -               -
Old Mutual Copper Rock Emerging Growth Fund             1,367            -           -               -
Old Mutual International Equity Fund                       -             -         100               -
------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a direct, wholly owned subsidiary of OM Group (UK), which is a direct, wholly owned subsidiary of Old Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Advisor are parties to Investment Advisory Agreements (the "Advisory Agreements"), under which the Advisor is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                            Management Fee              Asset Level
--------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio              0.850%          Less than $1 billion
                                                                0.825%          From $1 billion to $2 billion
                                                                0.800%          From $2 billion to $3 billion
                                                                0.775%          Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                  0.900%          Less than $1 billion
                                                                0.875%          From $1 billion to $2 billion
                                                                0.850%          From $2 billion to $3 billion
                                                                0.825%          Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio           0.900%          Less than $1 billion
                                                                0.875%          From $1 billion to $2 billion
                                                                0.850%          From $2 billion to $3 billion
                                                                0.825%          Greater than $3 billion

Old Mutual Asset Allocation Growth Portfolio                    0.950%          Less than $1 billion
                                                                0.925%          From $1 billion to $2 billion
                                                                0.900%          From $2 billion to $3 billion
                                                                0.875%          Greater than $3 billion

Old Mutual Analytic Defensive Equity Fund                       0.950%          N/A

Old Mutual Analytic Global Defensive Equity Fund                1.150%          Less than $1 billion
                                                                1.125%          From $1 billion to $2 billion
                                                                1.100%          From $2 billion to $3 billion
                                                                1.075%          Greater than $3 billion

Old Mutual Clay Finlay China Fund                               1.350%          Less than $1 billion
                                                                1.325%          From $1 billion to $2 billion
                                                                1.300%          From $2 billion to $3 billion
                                                                1.275%          Greater than $3 billion

Old Mutual Clay Finlay Emerging Markets Fund                    1.150%          Less than $1 billion
                                                                1.125%          From $1 billion to $2 billion
                                                                1.100%          From $2 billion to $3 billion
                                                                1.075%          Greater than $3 billion

Old Mutual Copper Rock Emerging Growth Fund                     0.900%          N/A

Old Mutual International Equity Fund                            1.000%          Less than $1 billion
                                                                0.975%          From $1 billion to $2 billion
                                                                0.950%          From $2 billion to $3 billion
                                                                0.925%          Greater than $3 billion

AS OF JULY 31, 2007

Expense Limitation Agreements - In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements ("Expense Limitation Agreements") pursuant to which the Advisor has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                              Institutional      Expiration Date
                                                            Class A      Class C     Class Z      Class        of Expense Limitation
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio            1.50%       2.25%       1.25%       1.25%        December 31, 2008
Old Mutual Asset Allocation Balanced Portfolio                1.55%       2.30%       1.30%       1.30%        December 31, 2008
Old Mutual Asset Allocation Moderate Growth Portfolio         1.55%       2.30%       1.30%       1.30%        December 31, 2008
Old Mutual Asset Allocation Growth Portfolio                  1.60%       2.35%       1.35%       1.35%        December 31, 2008
Old Mutual Analytic Defensive Equity Fund                     1.45%       2.20%       1.20%       1.15%        December 8, 2007
Old Mutual Analytic Global Defensive Equity Fund              1.95%       2.70%       1.70%       1.40%        December 31, 2008
Old Mutual Clay Finlay China Fund                             2.10%       2.85%       1.85%       1.55%        December 31, 2007 (1)
Old Mutual Clay Finlay Emerging Markets Fund                  2.10%       2.85%       1.85%       1.35%        December 31, 2007 (2)
Old Mutual Copper Rock Emerging Growth Fund                   1.55%       2.30%       1.30%       1.10%        July 31, 2007 (3)
Old Mutual International Equity Fund                          1.70%       2.45%       1.45%       1.20%        December 31, 2007 (4)
------------------------------------------------------------------------------------------------------------------------------------

1 The Advisor has entered into an expense limitation agreement effective January 1, 2008 to limit expenses of Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Clay Finlay China Fund to 1.95%, 2.70%, 1.70% and 1.40%, respectively.

2 The Advisor has entered into an expense limitation agreement effective January 1, 2008 to limit expenses of Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Clay Finlay Emerging Markets Fund to 2.00%, 2.75%, 1.75% and 1.25%, respectively.

3 The Advisor has entered into an expense limitation agreement effective August 1, 2007 to limit expenses of Class A, Class C, Class Z and Institutional Class shares of the Old Mutual Copper Rock Emerging Growth Fund to 1.67%, 2.42%, 1.42% and 1.22%, respectively.

4 The Advisor has entered into an expense limitation agreement effective January 1, 2008 to limit expenses of Class A, Class C, Class Z and Institutional Class shares of the Old Mutual International Equity Fund to 1.52%, 2.27%, 1.27% and 1.02%, respectively.

Reimbursement by the Asset Allocation Funds, Old Mutual Analytic Fund and Old Mutual Copper Rock Fund of the advisory fees waived and other expenses paid by the Advisor pursuant to the applicable Expense Limitation Agreements may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed; and (iii) the payment of such reimbursement was approved by the Board. Moreover, to the extent that the Advisor reimburses advisory fees or absorbs operating expenses of a Fund, the Advisor may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed. Reimbursement by the International Funds and Old Mutual Analytic Global Fund of the advisory fees waived and other expenses paid by the Advisor pursuant to the applicable Expense Limitation Agreements may be made up to three years after the expenses were reimbursed or absorbed if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed. At July 31, 2007, the Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

                                                              Expires 2008   Expires 2009   Expires 2010        Total
-------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio              $  167,678     $  154,527     $        -     $  322,205
Old Mutual Asset Allocation Balanced Portfolio                     206,398        200,220              -        406,618
Old Mutual Asset Allocation Moderate Growth Portfolio              342,419        268,330              -        610,749
Old Mutual Asset Allocation Growth Portfolio                       332,765        261,446              -        594,211
Old Mutual Analytic Defensive Equity Fund                        2,068,795      3,329,500              -      5,398,295
Old Mutual Analytic Global Defensive Equity Fund                         -         22,507        162,997        185,504
Old Mutual Clay Finlay China Fund                                        -         92,417        147,900        240,317
Old Mutual Clay Finlay Emerging Markets Fund                             -         84,661        100,033        184,694
Old Mutual Copper Rock Emerging Growth Fund                        228,745        189,970              -        418,715
Old Mutual International Equity Fund                                     -         90,035        119,522        209,557
-------------------------------------------------------------------------------------------------------------------------

Sub-Advisory Agreements - The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each of the Asset Allocation Funds, which is computed and paid monthly at an annual rate equal to the greater of (i) 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion and 0.03% for average daily net assets over $2 billion, or (ii) $200,000.

The Trust, on behalf of the Asset Allocation Funds and the Old Mutual International Equity Fund, and the Advisor have entered into sub-advisory agreements (collectively, the "Acadian Sub-Advisory Agreement") with Acadian Asset Management, Inc. ("Acadian"). Acadian is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement, Acadian is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Acadian, which is computed and paid monthly at an annual rate of 0.45% and 0.60%, for the Asset Allocation Funds and Old Mutual International Equity Fund, respectively. For the Old Mutual International Equity Fund, Acadian is entitled to receive the sub-advisory fee, net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor and net of all breakpoints

The Trust, on behalf of the Asset Allocation Funds, the Old Mutual Analytic Fund, and the Old Mutual Analytic Global Fund and the Advisor have entered into sub-advisory agreements (collectively, the "Analytic Sub-Advisory Agreement") with Analytic Investors, Inc. ("Analytic"). Analytic is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Analytic, which is computed and paid monthly at an annual rate of 0.35%, 0.70% and 0.80% for the Asset Allocation Funds, the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, respectively. For the Old Mutual Analytic Global Fund, Analytic is entitled to receive the sub-advisory fee, net of 50% of any breakpoints, waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "BHMS Sub-Advisory Agreement") with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow Hanley is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the BHMS Sub-Advisory Agreement, Barrow Hanley is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Barrow Hanley, which is computed and paid monthly at an annual rate of 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate, 0.35% for the U.S. Large Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

The Trust, on behalf of the Asset Allocation Funds and the International Funds, and the Advisor have entered into sub-advisory agreements (collectively, the "Clay Finlay Sub-Advisory Agreement") with Clay Finlay Inc. ("Clay Finlay"). Clay Finlay is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement, Clay
Finlay is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Clay Finlay, which is computed and paid monthly at an annual rate of 0.45% for the International Large Cap Equity mandate and 0.50% for the Emerging Markets Equity mandate. Clay Finlay is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the International Funds managed by Clay Finlay, which is computed and paid monthly at an annual rate of 1.00%, 0.80% and 0.60% of the Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund and Old Mutual International Equity Fund, respectively. For the International Funds, Clay Finlay is entitled to receive the sub-advisory fee net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor and net of all breakpoints.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Dwight Sub-Advisory Agreement") with Dwight Asset Management Company ("Dwight"). Dwight is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Dwight Sub-Advisory Agreement, Dwight is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Dwight, which is computed and paid monthly at an annual rate of 0.10% for the Cash Management mandate, 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate and 0.25% for the U.S. High Yield Fixed Income mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "THB Sub-Advisory Agreement") with Thomson Horstmann & Bryant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the THB Sub-Advisory Agreement, THB is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by THB, which is computed and paid monthly at an annual rate of 0.60% for the U.S. Small Cap Value mandate and 0.50% for the U.S. Mid Cap Value mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement, as amended (the "Heitman Sub-Advisory Agreement") with Heitman Real Estate Securities LLC ("Heitman"). Heitman is a wholly owned subsidiary of Heitman LLC, which is owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Heitman Sub-Advisory Agreement, Heitman is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Heitman which is computed and paid monthly at an annual rate of 0.40%.

AS OF JULY 31, 2007


The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "LRC Sub-Advisory Agreement") with Liberty Ridge Capital, Inc. ("Liberty Ridge"). Liberty Ridge is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the LRC Sub-Advisory Agreement, Liberty Ridge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Liberty Ridge, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Blend mandate, 0.45% for the U.S. Mid Cap Equity mandate and 0.50% for the U.S. Small Cap Blend mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Provident Sub-Advisory Agreement") with Provident Investment Counsel ("Provident"). Provident is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Provident Sub-Advisory Agreement, Provident is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Provident, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Growth mandate and 0.45% for the U.S. Mid Cap Growth mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement for the Asset Allocation Funds, Rogge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Rogge, which is computed and paid monthly at an annual rate of 0.25%.

The Trust, on behalf of the Asst Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "TS&W Sub-Advisory Agreement") with Thompson, Siegel & Walmsley, LLC ("TS&W"). TS&W is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the TS&W Sub-Advisory Agreement, TS&W is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by TS&W, which is computed and paid monthly at an annual rate of 0.35% for the U.S. Large Cap Value mandate, 0.40% for the U.S. All Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate, 0.475% for the U.S. Small/Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

The Trust, on behalf of the Asset Allocation Funds and the Old Mutual Copper Rock Fund, and the Advisor have entered into sub-advisory agreements (collectively, the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). OMUSH owns 60% of the limited liability company interests of Copper Rock. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Copper Rock, which is computed and paid monthly at an annual rate of 0.55% and 0.60%, for the Asset Allocation Funds and Old Mutual Copper Rock Fund, respectively.

The Sub-Advisory Agreements obligate the sub-advisors,  other than Ibbotson, to:
(i) manage the investment operations of the assets managed by the sub-advisor and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-advisor and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-advisor will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectuses or as the Board or the Advisor may direct from time to time, in conformity with federal securities laws. The Ibbotson Sub-Advisory Agreement obligates Ibbotson to: (i) serve as the strategic asset allocation consultant and sub-advisor to the Advisor for investment model creation and maintenance of each Asset Allocation Fund, consistent with the selection of sub-advisors, based upon Ibbotson's recommendations related to appropriate market sectors and investment strategies;
(ii) recommend a continuous investment allocation program for each Asset Allocation Fund in accordance with each Asset Allocation Fund's respective investment objectives, policies and restrictions as stated in the Prospectuses; and (iii) monitor and make recommendations to the Advisor regarding possible changes to the sub-advisors and their investment strategies.

Administrative Services Agreement - The Trust and Old Mutual Fund Services (the "Administrator"), a wholly owned subsidiary of the Advisor, entered into an Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

   Average Daily Net Assets               Annual Fee Rate
---------------------------------------------------------
         $0 to $500 million                    0.10%
   > $500 million up to $1 billion             0.09%
   > $1 billion up to $1.5 billion             0.08%
           > $1.5 billion                      0.07%
---------------------------------------------------------

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party. The Administrator and SEI Investments Global Funds Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds II and the Old Mutual Insurance Series Fund of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Funds of the Trust, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Administrator has provided notice to the Sub-Administrator of its intent to terminate the Sub-Administrative Agreement.

Distribution Agreement - Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plans for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Advisor or sub-advisors may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

AS OF JULY 31, 2007

Of the service and distribution fees the Distributor received for the period ended July 31, 2007, it retained the following:

                                                                   Service Fees                        Distribution Fees
-------------------------------------------------------------------------------------------------------------------------
                                                           Class A               Class C                   Class C
-------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio        $  1,241            $   29,146                 $  87,558
Old Mutual Asset Allocation Balanced Portfolio               4,499               112,763                   338,288
Old Mutual Asset Allocation Moderate Growth Portfolio        8,440               191,270                   573,810
Old Mutual Asset Allocation Growth Portfolio                 8,419               117,340                   352,019
Old Mutual Analytic Defensive Equity Fund                  138,137               466,286                 1,398,859
Old Mutual Analytic Global Defensive Equity Fund             6,984                13,994                    41,981
Old Mutual Clay Finlay China Fund                            6,750                17,871                    53,613
Old Mutual Clay Finlay Emerging Markets Fund                 1,603                 1,628                     4,884
Old Mutual Copper Rock Emerging Growth Fund                  6,988                   950                     2,851
Old Mutual International Equity Fund                           473                 1,412                     4,235
-------------------------------------------------------------------------------------------------------------------------

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

U.S. Bank, N.A. serves as the custodian for each of the Asset Allocation Funds and the Old Mutual Copper Rock Fund. The Bank of New York Mellon serves as custodian of the International Funds and Old Mutual Analytic Global Fund. Union Bank of California ("UBOC") serves as custodian of the Old Mutual Analytic Fund. The Trust has provided written notice to U.S. Bank, N.A. and UBOC of its intent to terminate the custodian agreement with these banks.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The shareholder service fees are reviewed periodically and approved annually by the Board. Shareholder service fees paid to Old Mutual Fund Services for the year ended July 31, 2007 were as follows:

--------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio           $ 1,399
Old Mutual Asset Allocation Balanced Portfolio                 4,774
Old Mutual Asset Allocation Moderate Growth Portfolio          9,160
Old Mutual Asset Allocation Growth Portfolio                  10,821
Old Mutual Analytic Defensive Equity Fund                     12,616
Old Mutual Analytic Global Defensive Equity Fund                 800
Old Mutual Clay Finlay China Fund                              1,857
Old Mutual Clay Finlay Emerging Markets Fund                     213
Old Mutual Copper Rock Emerging Growth Fund                      767
Old Mutual International Equity Fund                             316
--------------------------------------------------------------------

From January 2006 to October 2006, the Funds were billed inaccurate shareholder service fees as a result of a clerical error. The error was identified in October 2006 and the Administrator reimbursed the Funds an amount aggregating $186,761 to correct the impact of the error.

On September 7, 2004, the Board approved an agreement between the Funds and the Administrator to provide shareholder related web development and maintenance services. For its services for the year ended July 31, 2007, Old Mutual Fund Services received a fee of $241,533, which was allocated to each Fund quarterly based on average net assets.

Officers and Trustees of the Funds who are or were officers of the Advisor, Administrator, Sub-Administrator or Distributor received no compensation from the Funds.

4. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the OM Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year or period ended July 31, 2007.

5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Funds, for the year ended July 31, 2007 were as follows:

                                                                 Purchases (000)                     Sales and Maturities (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                          U.S. Government           Other          U.S. Government       Other
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio           $28,700             $   30,341           $21,734          $   25,825
Old Mutual Asset Allocation Balanced Portfolio                61,175                152,511            42,593             120,904
Old Mutual Asset Allocation Moderate Growth Portfolio         40,622                227,963            30,585             180,130
Old Mutual Asset Allocation Growth Portfolio                       -                200,148                 -             139,656
Old Mutual Analytic Defensive Equity Fund                          -              2,091,196                 -           1,792,083
Old Mutual Analytic Global Defensive Equity Fund                   -                 75,058                 -              33,129
Old Mutual Clay Finlay China Fund                                  -                101,090                 -              77,087
Old Mutual Clay Finlay Emerging Markets Fund                       -                 11,534                 -               6,372
Old Mutual Copper Rock Emerging Growth Fund                        -                162,749                 -             150,214
Old Mutual International Equity Fund                               -                 14,242                 -               8,089
------------------------------------------------------------------------------------------------------------------------------------

Transactions in option contracts written in the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund for the year ended July 31, 2007, were as follows:

                                                                         Old Mutual Analytic             Old Mutual Analytic Global
                                                                        Defensive Equity Fund               Defensive Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Number of                           Number of
                                                                     Contracts        Premiums           Contracts       Premiums
------------------------------------------------------------------------------------------------------------------------------------
Outstanding at July 31, 2006                                             7,825      $ 10,584,951              16       $    35,702
Options written                                                        129,500       208,263,261           3,372         5,409,004
Options terminated in closing purchasing transactions                 (108,605)     (190,943,875)         (2,246)       (4,287,692)
Options expired                                                        (10,470)      (10,134,384)           (673)         (353,571)
------------------------------------------------------------------------------------------------------------------------------------
Outstanding at July 31, 2007                                            18,250      $ 17,769,953             469       $   803,443
------------------------------------------------------------------------------------------------------------------------------------

AS OF JULY 31, 2007

6. SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                         Old Mutual                             Old Mutual
                                                       Asset Allocation      Old Mutual      Asset Allocation        Old Mutual
                                                        Conservative      Asset Allocation    Moderate Growth     Asset Allocation
                                                         Portfolio       Balanced Portfolio      Portfolio        Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                       8/1/06  8/1/05      8/1/06  8/1/05     8/1/06  8/1/05       8/1/06   8/1/05
                                                         to      to          to      to         to      to           to       to
                                                      7/31/07 7/31/06     7/31/07 7/31/06     7/31/07 7/31/06      7/31/07 7/31/06
------------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                        644       490      1,435   1,973       1,866   2,744       1,989    1,845
   Shares Issued upon Reinvestment of Distributions      23        13         83      31          65      12          33        8
   Shares Redeemed                                     (359)     (331)      (763)   (480)     (1,478)   (493)       (658)    (348)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                     308       172        755   1,524         453   2,263       1,364    1,505
------------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                      1,264     1,336      4,228   3,676       5,662   5,782       3,545    3,022
   Shares Issued upon Reinvestment of Distributions      22         9         82      21          81       9          53        9
   Shares Redeemed                                     (714)     (377)    (1,074)   (493)     (1,864)   (509)       (932)    (177)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                     572       968      3,236   3,204       3,879   5,282       2,666    2,854
------------------------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                         44         -         46      -           38       -          43        -
   Shares Issued upon Reinvestment of Distributions       1         -          -      -            -       -           -        -
   Shares Redeemed                                        -         -          -      -            -       -           -        -
------------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                      45         -         46      -           38       -          43        -
------------------------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                         16        21         86      97         337     116         512      685
   Shares Issued upon Reinvestment of Distributions      17        13         37      21          15       5          22        5
   Shares Redeemed                                      (54)       (2)      (147)    (18)        (72)     (4)        (64)     (24)
------------------------------------------------------------------------------------------------------------------------------------
   Total Institutional Class Share Transactions         (21)       32        (24)    100         280     117         470      666
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                   904     1,172      4,013   4,828       4,650   7,662       4,543    5,025
------------------------------------------------------------------------------------------------------------------------------------


*    Inception date of the Fund.

(1) On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the net assets of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of the Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund. The Fund changed its fiscal year from December 31 to July 31 beginning in the fiscal year 2006. See Note 1 in Notes to Financial Statements.

(2)  Class A and Class C shares commenced operations on March 31, 2005.

(3) The Fund's Z Class is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.

(4)  Institutional Class Shares commenced operations on December 9, 2005.

Amounts designated as "-" are either 0 or have been rounded to 0.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                        Old Mutual
                                                         Old Mutual Analytic         Analytic Global        Old Mutual
                                                          Defensive Equity           Defensive Equity    Clay Finlay China
                                                              Fund(1)                    Fund                 Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                      8/1/06    1/1/06     1/1/05      8/1/06   5/31/06*   8/1/06  12/30/05*
                                                        to        to        to           to       to         to       to
                                                      7/31/07   7/31/06   12/31/05     7/31/07  7/31/06    7/31/07  7/31/06
-----------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                      27,227    15,217     10,244       2,187      26      1,876      200
   Shares Issued upon Reinvestment of Distributions       24         -        227           -       -         22        -
   Shares Redeemed                                    (7,714)   (2,997)      (349)        (63)      -       (933)      (9)
-----------------------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                   19,537    12,220     10,122(2)    2,124      26        965      191
-----------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                      11,805     9,281      6,911       1,720      11        840       60
   Shares Issued upon Reinvestment of Distributions        -         -         61           -       -          5        -
   Shares Redeemed                                    (3,482)     (594)      (197)        (32)      -       (209)       -
-----------------------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                    8,323     8,687      6,775(2)    1,688      11        636       60
-----------------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                       1,307       947     24,270          46       -        240        2
   Shares Issued upon Reinvestment of Distributions       22         -        895           -       -          -        -
   Shares Redeemed                                    (2,982)   (8,009)   (12,346)          -       -        (93)       -
-----------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                   (1,653)   (7,062)    12,819(3)       46       -        147        2
-----------------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                       1,938       517          -           1     250         11      951
   Shares Issued upon Reinvestment of Distributions        1         -          -           -       -         24        -
   Shares Redeemed                                       (34)        -          -           -       -         (1)       -
-----------------------------------------------------------------------------------------------------------------------------
   Total Institutional Class Share Transactions        1,905       517          -(4)        1     250         34      951
-----------------------------------------------------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                 28,112    14,362     29,716       3,859     287      1,782    1,204
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                        Old Mutual         Old Mutual
                                                        Clay Finlay        Copper Rock         Old Mutual
                                                     Emerging Markets    Emerging Growth    International Equity
                                                           Fund               Fund               Fund
------------------------------------------------------------------------------------------------------------------
                                                       8/1/06   12/30/05*  8/1/06   8/1/05   8/1/06    12/30/05*
                                                         to       to         to       to       to         to
                                                       7/31/07  7/31/06    7/31/07  7/31/06  7/31/07   7/31/06
------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed (000):
   Class A
   Shares Issued                                         344      33        1,674   2,711      158       23
   Shares Issued upon Reinvestment of Distributions        2       -            -       -        1        -
   Shares Redeemed                                       (93)     (2)        (871)   (732)     (21)       -
------------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions                      253      31          803   1,979      138       23
------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                          99      11           22      42       98       16
   Shares Issued upon Reinvestment of Distributions        1       -            -       -        1        -
   Shares Redeemed                                        (6)     (3)         (19)     (5)     (10)       -
------------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions                       94       8            3      37       89       16
------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                          64       -           43       -       75        -
   Shares Issued upon Reinvestment of Distributions        -       -            -       -        -        -
   Shares Redeemed                                         -       -            -       -       (1)       -
------------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions                       64       -           43       -       74        -
------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                           1     250        1,734   5,065      208      500
   Shares Issued upon Reinvestment of Distributions        9       -            -       -       19        -
   Shares Redeemed                                         -       -       (1,322)   (602)      (4)       -
------------------------------------------------------------------------------------------------------------------
   Total Institutional Class Share Transactions           10     250          412   4,463      223      500
------------------------------------------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                    421     289        1,261   6,479      524      539
------------------------------------------------------------------------------------------------------------------

AS OF JULY 31, 2007

7. FOREIGN HOLDINGS RISK
--------------------------------------------------------------------------------

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

8. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences as of July 31, 2007, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities, reclassifications of capital gain distributions investments in Passive Foreign Investment Companies, foreign currency translation and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                             Increase/(Decrease)  Increase/(Decrease)
                                                                 Accumulated         Undistributed
                                                                 Net Realized        Net Investment
                                                                    Gain                Income
                                                                    (000)                (000)
--------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio               $   100               $ (100)
Old Mutual Asset Allocation Balanced Portfolio                       267                 (267)
Old Mutual Asset Allocation Moderate Growth Portfolio                339                 (339)
Old Mutual Analytic Defensive Equity Fund                         (4,963)               4,963
Old Mutual Analytic Global Defensive Equity Fund                      10                  (10)
Old Mutual Clay Finlay China Fund                                     19                  (19)
Old Mutual Copper Rock Emerging Growth Fund                         (923)                 923
Old Mutual International Equity Fund                                   5                   (5)
--------------------------------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the year or periods ended July 31, 2007 and 2006 were as follows:

                                                             Ordinary         Long Term
                                                              Income         Capital Gain         Total
                                                               (000)            (000)             (000)
-----------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio
   2007                                                       $  889            $  140           $ 1,029
   2006                                                          562                 -               562
Old Mutual Asset Allocation Balanced Portfolio
   2007                                                        2,576             1,142             3,718
   2006                                                        1,230                 -             1,230
Old Mutual Asset Allocation Moderate Growth Portfolio
   2007                                                        2,292             1,107             3,399
   2006                                                          500                 -               500
---------------------------------------------------------------------------------------------------------------

                                                          Ordinary      Long Term
                                                           Income      Capital Gain      Total
                                                            (000)         (000)           (000)
-------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio
   2007                                                    $ 1,357        $ 840         $ 2,197
   2006                                                        419            3             422
Old Mutual Analytic Defensive Equity Fund
   2007                                                        887            -             887
   2006                                                          -            -               -
   2005*                                                    16,715        3,195          19,910
Old Mutual Analytic Global Defensive Equity Fund
   2007                                                         14            -              14
   2006                                                          -            -               -
Old Mutual Clay Finlay China Fund
   2007                                                      1,116            -           1,116
   2006                                                          -            -               -
Old Mutual Clay Finlay Emerging Markets Fund
   2007                                                        178            -             178
   2006                                                          -            -               -
Old Mutual International Equity Fund
   2007                                                        261            -             261
   2006                                                          -            -               -
-------------------------------------------------------------------------------------------------

* Based on previous fiscal year of December 31.

Amounts designated as "-" are either $0 or have been rounded to $0.

The Old Mutual Copper Rock Fund had no distributions during the years ended July 31, 2006 and 2007, respectively.

As of July 31, 2007, the components of Distributable Earnings/(Accumulated Losses) were as follows:


                                                             Capital
                               Undistributed  Undistributed  Loss      Post     Post October  Unrealized      Other
                               Ordinary       Long Term      Carry-    October  Currency      Appreciation/   Temporary
                               Income         Capital Gain   forwards  Losses   Losses        (Depreciation)  Differences  Total
                               (000)          (000)          (000)     (000)    (000)         (000)           (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
   Conservative Portfolio      $    532       $   495        $ -       $   -    $    -        $ 1,905         $ (14)       $ 2,918
Old Mutual Asset Allocation
   Balanced Portfolio             4,911         2,259          -           -       (28)        11,425           (32)        18,535
Old Mutual Asset Allocation
   Moderate Growth Portfolio      7,417         3,557          -           -      (114)        20,296           (18)        31,138
Old Mutual Asset Allocation
   Growth Portfolio               4,969         2,430          -           -      (185)        16,179           (15)        23,378
Old Mutual Analytic
   Defensive Equity Fund         51,192             -          -     (14,394)        -         69,503       (16,514)        89,787
Old Mutual Analytic Global
   Defensive Equity Fund          1,331           133          -           -       (46)          (831)         (348)           239
Old Mutual Clay Finlay
   China Fund                     9,125         1,624          -           -        (9)        13,262             -         24,002
Old Mutual Clay Finlay
   Emerging Markets Fund            636           181          -           -         -          1,809            (8)         2,618
Old Mutual Copper Rock
   Emerging Growth Fund           1,360         2,115          -           -         -          9,798             -         13,273
Old Mutual International
   Equity Fund                      529           245          -           -       (10)         1,377             -          2,141
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF JULY 31, 2007

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. During the year ended July 31, 2007, the Analytic Defensive Equity Fund and Copper Rock Emerging Growth Fund utilized $10,377,598 and $100,713 of capital loss carry-forwards to offset net realized capital gains. Post-October losses represent losses realized on investment transactions from November 1, 2006 through July 31, 2007 that, in accordance with Federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short and written option contracts, held by each Fund at July 31, 2007 were as follows:

                                                                                                                Net
                                                                                                             Unrealized
                                                             Federal Tax     Unrealized      Unrealized      Appreciation
                                                                 Cost       Appreciation    Depreciation    (Depreciation)
                                                                (000)          (000)           (000)            (000)
----------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio            $   44,693      $   2,671      $   (769)         $  1,902
Old Mutual Asset Allocation Balanced Portfolio                   168,800         15,548        (4,127)           11,421
Old Mutual Asset Allocation Moderate Growth Portfolio            216,963         26,442        (6,145)           20,297
Old Mutual Asset Allocation Growth Portfolio                     162,466         21,744        (5,564)           16,180
Old Mutual Analytic Defensive Equity Fund                      1,186,601        102,641       (35,554)           67,087
Old Mutual Analytic Global Defensive Equity Fund                  52,503          1,382        (2,059)             (677)
Old Mutual Clay Finlay China Fund                                 48,415         14,019          (757)           13,262
Old Mutual Clay Finlay Emerging Markets Fund                       9,266          1,902           (92)            1,810
Old Mutual Copper Rock Emerging Growth Fund                       94,076         13,566        (3,767)            9,799
Old Mutual International Equity Fund                              12,726          1,634          (258)            1,376
----------------------------------------------------------------------------------------------------------------------------


9. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Funds will not be required to adopt FIN 48 until January 31, 2008. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Based on its analysis, the Advisor does not believe that the adoption of FIN 48 will have a material impact to the Funds' financial statements upon adoption. However, the Advisor's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

In September  2006,  FASB issued  Statement on  Financial  Accounting  Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value and the expanded disclosures about fair value measurements. As of July 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Advisor Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Asset Allocation
Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund (ten of the thirteen funds constituting Old Mutual Advisor Funds, hereafter referred to as the "Funds") at July 31, 2007 and the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

[PricewaterhouseCoopers LLP SIGNATURE]

September 24, 2007

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a July 31, 2007 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2007 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended July 31, 2007, each Fund is designating the following items with regard to distributions paid during the year.

                                                                                    Qualifying for
                                                                                      Corporate
                                  Long Term        Ordinary                           Dividends        Qualifying
                                Capital Gain        Income            Total           Received          Dividend
                                Distribution     Distribution     Distributions      Deduction (1)     Income (2)
---------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
     Conservative Portfolio           13.65%        86.35%           100.00%            12.82%           16.40%
Old Mutual Asset Allocation
     Balanced Portfolio               30.72%        69.28%           100.00%            17.95%           26.69%
Old Mutual Asset Allocation
     Moderate Growth Portfolio        32.58%        67.42%           100.00%            22.54%           44.64%
Old Mutual Asset Allocation
     Growth Portfolio                 38.24%        61.76%           100.00%            18.57%           37.21%
Old Mutual Analytic
     Defensive Equity Fund             0.00%       100.00%           100.00%            18.74%           16.85%
Old Mutual Analytic Global
     Defensive Equity Fund (6)         0.00%       100.00%           100.00%             0.00%           25.52%
Old Mutual Clay Finlay
     China Fund (7)                    0.00%       100.00%           100.00%             0.45%            3.58%
Old Mutual Clay Finlay
     Emerging Markets Fund (8)         0.00%       100.00%           100.00%             0.00%            7.92%
Old Mutual Copper Rock
     Emerging Growth Fund              0.00%         0.00%             0.00%             0.00%            0.00%
Old Mutual International
     Equity Fund (9)                   0.00%       100.00%           100.00%             0.00%           36.25%
---------------------------------------------------------------------------------------------------------------------


                                                Foreign
                                               Investors
                                  U.S.         Qualified        Qualified
                               Government       Interest        Short-Term
                              Interest (3)     Income (4)     Capital Gain (5)
--------------------------------------------------------------------------------
Old Mutual Asset Allocation
     Conservative Portfolio       14.52%         71.57%           100.00%
Old Mutual Asset Allocation
     Balanced Portfolio            7.23%         26.15%           100.00%
Old Mutual Asset Allocation
     Moderate Growth Portfolio     4.01%         22.34%           100.00%
Old Mutual Asset Allocation
     Growth Portfolio              0.00%          0.00%           100.00%
Old Mutual Analytic
     Defensive Equity Fund         3.96%          7.15%             0.00%
Old Mutual Analytic Global
     Defensive Equity Fund (6)     2.85%          4.09%             0.00%
Old Mutual Clay Finlay
     China Fund (7)                0.00%          0.30%           100.00%
Old Mutual Clay Finlay
     Emerging Markets Fund (8)     0.00%         13.92%           100.00%
Old Mutual Copper Rock
     Emerging Growth Fund          0.00%          0.00%             0.00%
Old Mutual International
     Equity Fund (9)               0.00%          6.54%           100.00%
--------------------------------------------------------------------------------


(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Old Mutal Advisor Funds who are residents of California, Connecticut and New York, the statutory threshhold requirements were not satisified to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6) The Fund intends to pass through a foreign tax credit to the shareholders. For fiscal year ended 2007, the total amount of foreign source income is $249,651. The total amount of foreign tax to be paid is $27,068. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7) The Fund intends to pass through a foreign tax credit to the shareholders. For fiscal year ended 2007 the total amount of foreign source income is $951,046. The total amount of foreign tax to be paid is $10,799. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8) The Fund intends to pass through a foreign tax credit to the shareholders. For fiscal year ended 2007, the total amount of foreign source income is $74,624. The total amount of foreign tax to be paid is $12,138. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(9) The Fund intends to pass through a foreign tax credit to the shareholders. For fiscal year end 2007, the total amount of foreign source income is $191,549. The total amount of foreign tax to be paid is $26,162. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 888.772.2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007 is available on the Trust's website at oldmutualfunds.com and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example July 31, 2007

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2007.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                    Annualized     Expenses
                             Beginning   Ending      Expense        Paid
                              Account   Account      Ratios        During
                               Value     Value     For the Six    Six Month
                              2/01/07    7/31/07   Month Period    Period*
----------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Class A
----------------------------------------------------------------------------
    Actual Fund Return       $1,000.00   $1,029.70     1.50%       $ 7.55
    Hypothetical 5% Return    1,000.00    1,017.36     1.50          7.50
----------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,026.20     2.25         11.30
    Hypothetical 5% Return    1,000.00    1,013.64     2.25         11.23
----------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,030.90     1.25          6.29
    Hypothetical 5% Return    1,000.00    1,018.60     1.25          6.26
----------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,031.80     1.25          6.30
    Hypothetical 5% Return    1,000.00    1,018.60     1.25          6.26
----------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,041.90     1.55          7.85
    Hypothetical 5% Return    1,000.00    1,017.11     1.55          7.75
----------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,038.50     2.30         11.63
    Hypothetical 5% Return    1,000.00    1,013.39     2.30         11.48
----------------------------------------------------------------------------



                                                    Annualized     Expenses
                             Beginning   Ending      Expense        Paid
                              Account   Account      Ratios        During
                               Value     Value     For the Six    Six Month
                              2/01/07    7/31/07   Month Period    Period*
----------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio - Class Z
----------------------------------------------------------------------------
    Actual Fund Return       $1,000.00   $1,043.90     1.30%       $ 6.59
    Hypothetical 5% Return    1,000.00    1,018.35     1.30          6.51
----------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,043.90     1.30          6.59
    Hypothetical 5% Return    1,000.00    1,018.35     1.30          6.51
----------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,040.10     1.55          7.84
    Hypothetical 5% Return    1,000.00    1,017.11     1.55          7.75
----------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,036.60     2.30         11.61
    Hypothetical 5% Return    1,000.00    1,013.39     2.30         11.48
----------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio - Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,042.20     1.30          6.58
    Hypothetical 5% Return    1,000.00    1,018.35     1.30          6.51
----------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,041.40     1.30          6.58
    Hypothetical 5% Return    1,000.00    1,018.35     1.30          6.51
----------------------------------------------------------------------------

                                                    Annualized     Expenses
                             Beginning   Ending      Expense        Paid
                              Account   Account      Ratios        During
                               Value     Value     For the Six    Six Month
                              2/01/07    7/31/07   Month Period    Period*
----------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Class A
----------------------------------------------------------------------------
    Actual Fund Return       $1,000.00   $1,037.80     1.60%       $ 8.08
    Hypothetical 5% Return    1,000.00    1,016.86     1.60          8.00
----------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,034.20     2.35         11.85
    Hypothetical 5% Return    1,000.00    1,013.14     2.35         11.73
----------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,039.70     1.35          6.83
    Hypothetical 5% Return    1,000.00    1,018.10     1.35          6.76
----------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,039.70     1.35          6.83
    Hypothetical 5% Return    1,000.00    1,018.10     1.35          6.76
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,009.70     1.55          7.72
    Hypothetical 5% Return    1,000.00    1,017.60     1.55          7.75
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,006.70     2.30          11.44
    Hypothetical 5% Return    1,000.00    1,013.88     2.30          11.48
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund- Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,011.80     1.30          6.48
    Hypothetical 5% Return    1,000.00    1,018.84     1.30          6.51
----------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,011.80     1.24          6.19
    Hypothetical 5% Return    1,000.00    1,019.09     1.24          6.21
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,024.30     3.09          15.51
    Hypothetical 5% Return    1,000.00    1,009.47     3.09          15.40
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,019.90     3.84          19.23
    Hypothetical 5% Return    1,000.00    1,005.75     3.84          19.10
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund - Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,025.20     2.84          14.26
    Hypothetical 5% Return    1,000.00    1,010.71     2.84          14.16
----------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,026.10     2.54          12.76
    Hypothetical 5% Return    1,000.00    1,012.30     2.54          12.67
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,294.50     2.10          11.95
    Hypothetical 5% Return    1,000.00    1,014.38     2.10          10.49
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,291.20     2.85          16.19
    Hypothetical 5% Return    1,000.00    1,010.66     2.85          14.21
----------------------------------------------------------------------------


                                                    Annualized     Expenses
                             Beginning   Ending      Expense        Paid
                              Account   Account      Ratios        During
                               Value     Value     For the Six    Six Month
                              2/01/07    7/31/07   Month Period    Period*
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Class Z
----------------------------------------------------------------------------
    Actual Fund Return       $1,000.00   $1,296.70     1.85%         $10.53
    Hypothetical 5% Return    1,000.00    1,015.62     1.85            9.25
----------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,299.50     1.55            8.84
    Hypothetical 5% Return    1,000.00    1,017.11     1.55            7.75
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,171.10     2.10           11.30
    Hypothetical 5% Return    1,000.00    1,014.38     2.10           10.49
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,167.90     2.85           15.32
    Hypothetical 5% Return    1,000.00    1,010.66     2.85           14.21
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,173.60     1.85            9.97
    Hypothetical 5% Return    1,000.00    1,015.62     1.85            9.25
----------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,176.50     1.35            7.29
    Hypothetical 5% Return    1,000.00    1,018.10     1.35            6.76
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,084.90     1.55            8.01
    Hypothetical 5% Return    1,000.00    1,017.11     1.55            7.75
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,081.80     2.30            11.87
    Hypothetical 5% Return    1,000.00    1,013.39     2.30            11.48
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,086.30     1.30            6.72
    Hypothetical 5% Return    1,000.00    1,018.35     1.30            6.51
----------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,087.80     1.10            5.69
    Hypothetical 5% Return    1,000.00    1,019.34     1.10            5.51
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Class A
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,101.10     1.70            8.86
    Hypothetical 5% Return    1,000.00    1,016.36     1.70            8.50
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Class C
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,096.90     2.45           12.74
    Hypothetical 5% Return    1,000.00    1,012.65     2.45           12.23
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Class Z
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,102.40     1.45            7.56
    Hypothetical 5% Return    1,000.00    1,017.60     1.45            7.25
----------------------------------------------------------------------------
Old Mutual International Equity Fund - Institutional Class
----------------------------------------------------------------------------
    Actual Fund Return        1,000.00    1,103.80     1.20            6.26
    Hypothetical 5% Return    1,000.00    1,018.84     1.20            6.01
----------------------------------------------------------------------------


* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES
AND OFFICERS OF THE TRUST - As of July 31, 2007 (Unaudited)

Trustees and Officers of the Trust

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Board and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-888-772-2888.


-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
                        Position (s)   Term of Office*
                         Held with      and Length of           Principal Occupation(s)
Name and Age             the Trust       Time Served             During Past 5 Years
-----------------------------------------------------------------------------------------------------------
L. Kent Moore            Chairman       Trustee            Partner, WillSource Enterprise, LLC (oil and
(Age: 51)                of the         since 2004         gas exploration and production), since
                         Board and                         November 2005. Managing Director, High
                         Trustee                           Sierra Energy, LP (holding company of
                                                           natural resource related  businesses),
                                                           2004 - 2005.  Portfolio Manager, Janus
                                                           Capital (money management), 2000 - 2002.
-----------------------------------------------------------------------------------------------------------
John R. Bartholdson      Trustee        Trustee            Retired. Chief Financial Officer, The
(Age: 62)                               since 2004         Triumph Group, Inc. (manufacturing),
                                                           1992 - April 2007.


-----------------------------------------------------------------------------------------------------------
Robert M. Hamje          Trustee        Trustee            Retired. President and Chief Investment
(Age: 65)                               since 2004         Officer, TRW Investment Management
                                                           Company (investment management),
                                                           1984 - 2003.
-----------------------------------------------------------------------------------------------------------
Jarrett B. Kling         Trustee        Trustee            Managing Director, ING Clarion Real Estate
(Age: 64)                               since 2004         Securities (investment advisor).


-----------------------------------------------------------------------------------------------------------
Interested Trustee and Advisory Trustee
-----------------------------------------------------------------------------------------------------------
Julian F. Sluyters **    Interested     Trustee,           President and Chief Operating Officer,
(Age: 47)                Trustee,       President,         Old Mutual Capital, Inc., since September
                         President,     and                2006. President and Chief Executive
                         and            Principal          Officer, Scudder family of funds, 2004 -
                         Principal      Executive          December 2005. Managing Director, UBS
                         Executive      Officer since      Global Asset Management, and President
                         Officer        2006               and Chief Executive Officer, UBS Fund
                                                           Services, 2001 - 2003.
-----------------------------------------------------------------------------------------------------------
Walter W. Driver, Jr.*** Advisory       Advisory           Chairman - Southeast, Goldman Sachs &
(Age: 62)                Trustee        Trustee            Co., since January 2006. Chairman, King &
                                        since 2006         Spalding LLP (law firm), 1970 -
                                                           January 2006.
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------
                            Number of
                      Portfolios in the Old            Other
                       Mutual Fund Family          Directorships
                        Complex Overseen               Held
Name and Age               by Trustee                by Trustee
--------------------------------------------------------------------------------
L. Kent Moore                  16               Foothills Energy Ventures, LLC,
(Age: 51)                                       TS&W/Claymore Tax-Advantaged
                                                Balanced Fund, and Old Mutual/
                                                Claymore Long Short Fund.
--------------------------------------------------------------------------------
John R. Bartholdson            43               Old Mutual Insurance Series
(Age: 62)                                       Fund, Old Mutual Advisor Funds
                                                II, ING Clarion Real Estate
                                                Income Fund, and ING Clarion
                                                Global Real Estate Income Fund.
--------------------------------------------------------------------------------
Robert M. Hamje                16               TS&W/Claymore Tax-Advantaged
(Age: 65)                                       Balanced Fund and Old Mutual/
                                                Claymore Long-Short Fund.
--------------------------------------------------------------------------------
Jarrett B. Kling               16               Hirtle Callaghan Trust, ING
(Age: 64)                                       Clarion Real Estate Income Fund,
                                                ING Clarion Global Real Estate
                                                Income Fund, and ING Clarion.
--------------------------------------------------------------------------------
Interested Trustee and Advisory Trustee
--------------------------------------------------------------------------------
Julian F. Sluyters **          16               None
(Age: 47)
--------------------------------------------------------------------------------
Walter W. Driver, Jr.***       16               Total Systems Services, Inc.
(Age: 62)
--------------------------------------------------------------------------------


  * Trustee of the Trust until such time as his or her successor is duly elected and appointed.
 ** Mr. Sluyters is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Advisor.
*** Mr. Driver commenced service as a Trustee in May 2005. Effective January 20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                         Position              Term of Office*
                         Held with              and Length of                                     Principal Occupation(s)
Name and Age             the Trust              Time Served                                        During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick       Vice President    Since 2005                        Senior Vice President and Chief Compliance Officer,
(Age: 59)                and Chief                                           Old Mutual Capital, Inc., Old Mutual
                         Compliance                                          Investment Partners and Old Mutual Fund Services,
                         Officer                                             Inc., since 2005. Chief Compliance
                                                                             Officer, Old Mutual Advisor Funds II and Old Mutual
                                                                             Insurance Series Fund, since 2005.
                                                                             Senior Vice President and Director of Compliance,
                                                                             Calamos Advisors LLC, 2004 - 2005.
                                                                             Vice President and Chief Compliance Officer,
                                                                             Invesco Funds Group, Inc. 1996 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols           Vice              Since 2005                        Senior Vice President, Secretary, and General Counsel,
(Age: 46)                President                                           Old Mutual Capital, Inc., since
                         and                                                 2005. Executive Vice President (2004 - May 2005),
                         Secretary                                           General Counsel and Secretary
                                                                             (2002 - 2005 and January 1998 - October 1998),
                                                                             and Vice President (2002 - 2004), ICON
                                                                             Advisors, Inc. Director of ICON Management &
                                                                             Research Corporation (2003 - 2005).
                                                                             Executive Vice President  (2004 - 2005),
                                                                             General  Counsel and Secretary (2002 -
                                                                             2005) and Vice President (2002 - 2004), ICON
                                                                             Distributors,  Inc. Executive Vice
                                                                             President  and  Secretary,  ICON  Insurance
                                                                             Agency,  Inc.  (2004 - 2005).  Vice
                                                                             President (1999 - 2002) and Assistant  General
                                                                             Counsel (1998 - 2002),  Founders
                                                                             Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc            Assistant         Since 2005                        Vice President (since 2006) and Associate
(Age: 37)                Secretary                                           General Counsel (since 2005), Old Mutual
                                                                             Capital, Inc. Associate General Counsel,
                                                                             Founders Asset Management LLC, 2002 - 2005.
                                                                             Associate Attorney, Myer, Swanson, Adams &
                                                                             Wolf, P.C., 1998 - 2002.
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly          Treasurer and     Since 2006                        Vice President/Director, Old Mutual Capital, Inc.
(Age: 38)                Principal                                           and Old Mutual Fund Services, since
                         Financial                                           October 2006. Vice President of Portfolio Accounting,
                         Officer                                             Founders Asset Management LLC,
                                                                             2000 - September 2006.
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan          Assistant         Since 2006                        Fund Services Manager, Old Mutual Capital, Inc.,
(Age: 40)                Treasurer                                           since July 2006. Fund Accounting
                                                                             Supervisor, Janus Capital Group, 2003 - July 2006.
                                                                             Senior Fund Accountant, Janus
                                                                             Capital Management L.L.C., 2001 - 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns         Assistant         Since 2006                        Regulatory Reporting Manager, Old Mutual Fund
(Age: 30)                Treasurer                                           Services, since August 2006. Manager
                                                                             (2004 - July 2006) and Senior Associate (2001 - 2004),
                                                                             PricewaterhouseCoopers LLP.
------------------------------------------------------------------------------------------------------------------------------------


  * Officer of the Trust until such time as his or her successor is duly elected and qualified.

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS (UNAUDITED)

Summary of Advisory and Sub-Advisory Agreements Approved by the Board

Old Mutual Analytic Defensive Equity Fund (the "Analytic Fund") and Old Mutual Copper Rock Emerging Growth Fund (the "Copper Rock Fund").

Analytic Investors, Inc.("Analytic") and Copper Rock Capital Partners, LLC ("Copper Rock"). On February 28, 2007, the Old Mutual Advisor Funds (the "Trust") Board of Trustees (the "Board") approved the renewal of the investment advisory agreement (the "Existing Advisory Agreement"), between Old Mutual Advisor Funds (the "Trust") and Old Mutual Capital, Inc. ("OMCAP" or the "Advisor"), for the provision by OMCAP of advisory services with respect to the Analytic Fund and the Copper Rock Fund. The Board approved the renewal of the Existing Advisory Agreement with respect to the Analytic Fund and the Copper Rock Fund through July 31, 2007, in order to allow for the renewal cycle of the Analytic Fund and the Copper Rock Fund to synchronize with the renewal schedule for the majority of the other series funds of the Trust. On July 16, 2007, the Board approved the renewal of the Existing Advisory Agreement for the provision by OMCAP of advisory services with respect to the Analytic Fund and the Copper Rock Fund through July 31, 2008. In addition, the Board approved the renewal of the Sub-Advisory Agreements between OMCAP and Copper Rock, with respect to the Copper Rock Fund (the "Copper Rock Fund Sub-Advisory Agreement"), and between OMCAP and Analytic, with respect to the Analytic Fund ("Analytic Fund Sub-Advisory Agreement") on July 16, 2007.

Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio (the "Asset Allocation Portfolios").

OMCAP; Acadian Asset Management, Inc. ("Acadian"); Analytic; Barrow Hanley Mewhinney & Strauss, Inc. ("Barrow Hanley"); Clay Finlay Inc. ("Clay Finlay"); Dwight Asset Management Company ("Dwight"); Heitman Real Estate Securities LLC ("Heitman"); Liberty Ridge Capital, Inc. ("LRC"); Provident Investment Counsel ("PIC"); Rogge Global Partners PLC ("Rogge"); and Thompson, Seigel & Walmsley, LLC ("TS&W"). On July 16, 2007, the Board approved the renewal of the Existing Advisory Agreement, on behalf of the Asset Allocation Portfolios, as well as the renewal of the investment sub-advisory agreements among the Trust, the Advisor, and the following Asset Allocation Portfolio sub-advisors (collectively, the "Asset Allocation Sub-Advisory Agreements"): Acadian; Analytic; Barrow Hanley; Clay Finlay; Dwight; Heitman; LRC; PIC; Rogge; and TS&W (collectively, the "Asset Allocation Portfolio Sub-Advisors"). The Board approved the Existing Advisory Agreement, with respect to the Asset Allocation Portfolios, and the Asset Allocation Sub-Advisory Agreements to continue in effect through July 31, 2008.

OMCAP. On July 16, 2007, the Board approved an amendment to Schedule A of the Existing Advisory Agreement, to be effective on or around November 19, 2007 through July 31, 2008, to reflect reduced advisory fees for the Asset Allocation Portfolios in conjunction with the Board's approval of the use of a fund of funds structure for those Portfolios.

OMCAP; Rogge; PIC. On July 16, 2007, the Board approved an investment advisory agreement between the Trust and OMCAP (the "New Advisory Agreement") for the provision by OMCAP of advisory services with respect to the Old Mutual International Bond Fund (the "Rogge Fund") and the Old Mutual PIC Mid-Cap Growth Fund (the "PIC Fund"). On July 16, 2007, the Board also approved investment sub-advisory agreements among the Trust, OMCAP, and each of Rogge and PIC for the provision of investment sub-advisory services to the Rogge Fund and the PIC Fund (the "Rogge Sub-Advisory Agreement" and the "PIC Sub-Advisory Agreement", respectively).

The following discussion outlines the background of these proposals and the Board's considerations.

Description of Advisor

Old Mutual Capital, Inc.

OMCAP was formed and registered as an investment advisor with the Securities and Exchange Commission ("SEC") in May 2004. OMCAP is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly-owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm. As of July 31, 2007, OMCAP managed approximately $4.78 billion in mutual fund assets. OMCAP has served as investment advisor to the Trust since its inception and is an affiliate of the Sub-Advisors through common ownership by OMUSH.

Description of the Sub-Advisors (each, a "Sub-Advisor and, collectively, the "Sub-Advisors")

Asset Allocation Portfolios' Sub-Advisors

Acadian, a Massachusetts corporation located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, has provided investment management services since 1977. As of July 31, 2007, Acadian had $79 billion in assets under management. Acadian is a wholly-owned subsidiary of OMUSH.

Analytic, a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, has provided investment management services since 1970. As of July 31, 2007, Analytic had $11.7 billion in assets under management. Analytic is a wholly-owned subsidiary of OMUSH.

Barrow Hanley, a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, has provided investment management services since 1979. As of July 31, 2007, Barrow, Hanley had $71.6 billion in assets under management. Barrow Hanley is a wholly-owned subsidiary of OMUSH.

Clay Finlay, a New York corporation located at 200 Park Avenue, 56th Floor, New York, New York 10166, is a global equity management firm founded in 1982 and headquartered in New York, with offices in London and Tokyo. As of July 31, 2007, Clay Finlay had $6.3 billion in assets under management. Clay Finlay is a wholly-owned subsidiary of OMUSH.

Dwight, a Delaware corporation located at 100 Bank Street, Suite 800, Burlington, Vermont, 05401, has provided investment management services since 1975. As of July 31, 2007, Dwight had $62.3 billion in assets under management. Dwight is a wholly-owned subsidiary of OMUSH.

Heitman, a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, has provided investment management services to its clients since 1987. As of July 31, 2007, Heitman had $15.8 billion under management. Heitman Real Estate Securities LLC is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of OMUSH.

LRC, a Delaware corporation located at 1205 Westlakes Drive, Berwyn, Pennsylvania 19312, has provided investment management services since 1982. As of July 31, 2007, Liberty Ridge Capital had $559 million in assets under management. Liberty Ridge Capital is a wholly-owned subsidiary of OMUSH.

PIC, a Massachusetts corporation located at 300 North Lake Avenue, Penthouse Suite, Pasadena, California, 91101, has provided investment management services since 1951. As of July 31, 2007, PIC had $2.9 billion in assets under management. PIC is a wholly-owned subsidiary of OMUSH.

Rogge, a United Kingdom corporation located at Sion Hall, 56 Victoria Embankment, London, England, United Kingdom EC4Y ODZ, has provided investment management services since 1984. As of July 31, 2007, Rogge had $27.7 billion under management. Rogge is a majority-owned subsidiary of OMUSH.

TS&W, a Virginia limited liability company located at 5000 Monument Avenue, Richmond, Virginia 23230, has provided investment management services since 1969. As of July 31, 2007, TS&W had $8.2 billion in assets under management. TS&W is a wholly-owned subsidiary of OMUSH.

Old Mutual Copper Rock Emerging Growth Fund Sub-Advisor

Copper Rock Capital Partners, LLC ("Copper Rock"), a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, has provided investment management services since 2005. As of July 31, 2007, Copper Rock held discretionary management authority with respect to approximately $2.4 million in assets under management. OMUSH owns 60% of the limited liability company interests of Copper Rock.

Old Mutual Analytic Defensive Equity Fund Sub-Advisor

The Analytic Fund is sub-advised by Analytic, whose description is set forth, above, under "Asset Allocation Portfolio Sub-Advisors."

Old Mutual International Bond Fund Sub-Advisor

The Rogge Fund is sub-advised by Rogge, whose description is set forth, above, under "Asset Allocation Portfolio Sub-Advisors."

Old Mutual PIC Mid-Cap Growth Fund Sub-Advisor

The PIC Fund is sub-advised by PIC, whose description is set forth, above, under "Asset Allocation Portfolio Sub-Advisors."

Considerations of the Board

This section describes the factors considered by the Board in approving: (1) the renewal of the Existing Advisory Agreement for the provision by OMCAP of investment advisory services to the Analytic Fund and the Copper Rock Fund through July 31, 2007; (2) the renewal of the Existing Advisory Agreement with respect to OMCAP's provision of investment advisory services to the Analytic and Copper Rock Funds through July 31, 2008; (3) the renewal of the Copper Rock Fund Sub-Advisory Agreement and the Analytic Fund Sub-Advisory Agreement through July 31, 2008; (4) The renewal of the Existing Advisory Agreement, on behalf of the Asset Allocation Portfolios, through July 31, 2008; (5) the renewal of the Asset Allocation Sub-Advisory Agreements through July 31, 2008; (6) an amendment to Schedule A of the

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS - continued (UNAUDITED)

Existing Advisory Agreement, to be effective on or around November 19, 2007 through July 31, 2008, to reflect reduced advisory fees for the Asset Allocation Portfolios in connection with the Board's approval of the use of a fund of funds structure for those Portfolios; and (7) the New Advisory Agreement, as well as the Rogge Sub-Advisory Agreement and the PIC Sub-Advisory Agreement. (The Existing Advisory Agreement, the New Advisory Agreement, the Asset Allocation Sub-Advisory Agreements, the Copper Rock Fund Sub-Advisory Agreement, the Analytic Fund Sub-Advisory Agreement, the Rogge Sub-Advisory Agreement, and the PIC Sub-Advisory Agreement are referred to hereinafter, collectively, as the "Agreements". The Asset Allocation Portfolios, the Analytic Fund, the Copper Rock Fund, the Rogge Fund, and the PIC Fund are referred to hereinafter, collectively, as the "Portfolios").

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Advisor and each Sub-Advisor, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports prepared by Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees, expenses levels, and performance rankings (the "Lipper Report(s)"). In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to each applicable Portfolio separately (except where one or more factors were inapplicable with respect to the PIC Fund or the Rogge Fund because they are new), including the following:

o    the nature of the services to be provided under the Agreements;
o the requirements of each Portfolio for the services provided by the Advisor, where applicable, and the Sub-Advisors;
o the quality of the services provided, including information contained in the Lipper Report(s) comparing the performance results of the Asset Allocation Portfolios, the Analytic Fund, and the Copper Rock Fund with those of similar types of funds, as well as with those of appropriate market indices, which indicated that the performance of each Portfolio was competitive;
o the fees payable for the services, noting in particular, with respect to the Asset Allocation Portfolios, the pricing for a fund of managers structure compared to a fund of funds structure;
o advisory fee levels compared to other similar investment accounts managed by OMCAP and the Sub-Advisors;
o the total expenses of each Portfolio compared to those of each Portfolio's respective peer group;
o the commitment of OMCAP to cap certain Portfolio expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within two fiscal years (three fiscal years for the Rogge Fund and the PIC Fund) after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;
o the profitability of OMCAP and the Sub-Advisors with respect to their relationship with each of the Portfolios;
o fall-out benefits received by the Advisor and Sub-Advisors, including sources of revenue to OMCAP's affiliates through administration fees, website services fees, and retention of a portion of the sales charge on Class A shares;
o soft dollar benefits which may enhance the ability of OMCAP or the Sub-Advisors to obtain research and brokerage services through soft dollar Trust trades which, in turn, may inure to the benefit of their other clients;
o portfolio management statistics such as portfolio turnover and brokerage commission expenses;
o OMCAP's role as investment advisor to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;
o the economies of scale available to OMCAP and the Sub-Advisors and the resulting economies of scale passed on to shareholders;
o the capabilities of OMCAP and the Sub-Advisors, including personnel resources;
o the financial condition of OMCAP and the Sub-Advisors, including financial statements and profitability analyses provided by each;
o fees charged by the Advisor to funds, other than those of the Trust, which are managed by the Advisor;
o    current economic and industry trends; and
o the overall balance of shareholder benefits versus OMCAP and Sub-Advisor benefits.

Current management fees and effective management fees after expense limitations were reviewed in the context of OMCAP's costs of providing services and its profitability. In addition, the Board reviewed the Lipper Report(s), comparing a Portfolio's expense ratio, advisory fee, and where applicable, performance with comparable mutual funds. The Board noted that, in moving the Asset Allocation Portfolios to a fund of funds structure from its current manager of managers structure, a lower advisory fee was proposed. The Board reviewed the Lipper Report(s) data comparing the new lower proposed advisory fees to other funds in the expense group under a fund of funds structure. The Board noted that the Portfolios were relatively new and that the Advisor had not yet realized a profit in each case. Similarly, the Board reviewed the costs of each Sub-Advisor in providing the services and the profitability to each sub-Advisor with respect to each Portfolio.

Analytic Fund and Copper Rock Fund

July 31, 2007 Renewal. In connection with the renewal of the Existing Advisory Agreement through July 31, 2007 with respect to the Analytic Fund and the Copper Rock Fund, the Board considered the fact that the contractual management fees of 1.045% for the Analytic Fund were lower than 6 funds in the Portfolio's peer group and higher than 1 fund in its group. The Board considered the fact that total expenses of 1.51% of the Analytic Fund at net asset value (after waiver or reimbursement) were the lowest of a peer group comprised of 8 funds. The Board considered the fact that the total return performance for the Analytic Fund of 8.32% for the one-year period ended December 31, 2006 was better than 2 funds in the peer group but below 5 funds in the peer group.

The Board considered the fact that the contractual management fees of 0.991% for the Copper Rock Fund were lower than 5 funds in the Portfolio's peer group and higher than 4 funds in its group. The Board considered the fact that the total expenses of 1.549% of the Copper Rock Fund at net asset value (after waiver or reimbursement) were lower than 6 funds in the Portfolio's peer group and higher than 3 funds in the peer group. The Board considered the fact that the total return performance for the Copper Rock Fund of 11.46% for the one-year period ended December 31, 2006 was better than 7 funds in the peer group but below 2 funds in the peer group.

July 31, 2008 Renewal. In connection with the approval of the renewal of the Existing Advisory Agreement, the Copper Rock Fund Sub-Advisory Agreement, and the Analytic Fund Sub-Advisory Agreement to continue in effect with respect to the Analytic Fund and the Copper Rock Fund through July 31, 2008, the Board considered the fact that the total current operating expenses of the Analytic Fund of 1.652%, excluding service fees and waivers and including dividend expenses, ranked the Analytic Fund 3rd out of a peer group of 7 funds, or in the 33rd percentile. In comparison, the median expenses for the Analytic Fund's Lipper peer group were 1.664%. The Board noted that OMCAP has determined not to renew the expense limitation agreement for the Analytic Fund, which expires on December 8, 2007, since the actual expenses of the Analytic Fund appear to be competitive.

The Board considered the fact that the contractual advisor management fee for the Analytic Fund was lower than 5 funds in the Portfolio's peer group and higher than 1 fund in its peer group. The Board considered the fact that the total return performance for the Analytic Fund of 10.98% for the one-year period ended April 30, 2007 was better than 4 funds in the Portfolio's peer group but below 2 funds in the peer group. The Board considered the fact that the total returns performance for the Analytic Fund of 12.39% and 11.17% for the two-year period ended April 30, 2007 and since-inception period, respectively, was better than 4 funds in the peer group but below 1 fund in the peer group.

The Board considered the fact that the contractual advisor management fee for the Copper Rock Fund was lower than 8 funds in the Portfolio's peer group and higher than 5 funds in its peer group. The Board considered the fact that the total expenses of 1.420% of the Copper Rock Fund at net asset value (after waiver or reimbursement) were lower than 5 funds in the Portfolio's peer group and higher than 8 funds in its peer group. The Board considered the fact that the total return performance for the Copper Rock Fund of 2.62% for the one-year period ended April 30, 2007 was better than 6 funds in the peer group but below 7 funds in the peer group. The Board considered the fact that the total return performance for the Copper Rock Fund of 13.81% for the since inception period was better than 8 funds in the peer group but below 5 funds in the peer group.

Asset Allocation Portfolios

Renewal  of  Existing  Advisory  Agreement  and  Asset  Allocation  Sub-Advisory
Agreements. In connection with the approval of the renewal of the Existing Advisory Agreement and Asset Allocation Sub-Advisory Agreements through July 31, 2008, with respect to the Asset Allocation Portfolios and utilizing the current manager of managers structure, the Board considered the fact the advisory fees of 0.90% for the Balanced Portfolio, 0.85% for the Conservative Portfolio, 0.95% for the Growth Portfolio, and 0.90% for the Moderate Growth Portfolio were competitive based on industry standards, as indicated by the Lipper Report(s), and given the asset allocation overlay and the complexity of the current manager of managers structure. The Board considered the fact that each of the Asset Allocation Portfolios ranked in the top half of its performance group in the Lipper Report(s) for the one-year, two-year, and since-inception periods ended April 30, 2007, and that certain of the Asset Allocation Portfolios were the best performing funds for selected periods (all based on Class A shares).

The Board considered the fact that the total return performance for the Conservative Portfolio of 8.61% for the one-year period ended April 30, 2007 was better than 13 funds in the Portfolio's peer group but below 3 funds in the peer group. The Board considered the fact that the total return performance of the Conservative Portfolio of 8.13% for the two-year period ended April 30, 2007 was better than 11 funds in its peer group but below 5 funds in the peer group, and it considered the fact that the total return performance of the Conservative Portfolio of 7.54% for the since-inception period ended April 30, 2007 was better than 7 funds in its peer group but below 5 funds in the peer group.

The Board considered the fact that the total return performance for the Balanced Portfolio of 10.94% for the one-year period ended April 30, 2007 was better than 5 funds in the peer group but below 2 funds in the peer group, and that the Balanced Portfolio was the top performing fund in its performance group for the two-year and since-inception periods with returns of 13.17% and 11.92%, respectively.

The Board considered the fact that the Moderate Growth Portfolio was the top performing fund in its performance group with returns of 12.21%, 16.18%, and 14.50% for the one-year, two-year, and since-inception periods, respectively.

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT
ADVISORY AGREEMENTS AND INVESTMENT SUB-ADVISORY
AGREEMENTS - concluded (UNAUDITED)

The Board considered the fact that the total return performance for the Growth Portfolio of 13.61% for the one-year period ended April 30, 2007 was better than 11 funds in the peer group but below 2 funds in the peer group, and that the Growth Portfolio was the top performing fund in its performance group for the two-year and since-inception periods with returns of 19.82% and 17.86%, respectively.

Approval of Amendment to Schedule A of Existing Advisory Agreement. In connection with the approval of the amendment to Schedule A of the Existing Advisory Agreement, to be effective on or around November 19, 2007 through July 31, 2008, to reflect reduced advisory fees for the Asset Allocation Portfolios in conjunction with the Board's approval of the use of a fund of funds structure for those Portfolios, the Board reviewed the Lipper Report(s) data comparing the new lower proposed advisory fees, as well as the administrative fee and total expenses, to other funds in the expense group under a fund of funds structure. The Board considered the fact that the new advisory fee for each of the Asset Allocation Portfolios (under the fund of funds structure) was priced competitively compared to the median for its expense group. The Board also considered the fact that total expenses after waivers for each Asset Allocation Portfolio except the Asset Allocation Conservative Portfolio were better than or at the median total expenses of the Portfolio's respective peer expense group. The Board noted that the Asset Allocation Portfolio Sub-Advisors, other than Ibbotson Associates Advisors, LLC, would not receive a sub-advisory fee out of OMCAP's advisory fee, but would instead receive their fees pursuant to sub-advisory agreements with the underlying funds.

The Board considered the fact that the advisory fee of 0.20% for the Asset Allocation Conservative Portfolio, under the fund of funds structure, was lower than 4 funds in the Portfolio's peer group and higher than 5 funds in its peer group. The Board considered that the advisory fee of 0.20% for the Asset Allocation Balanced Portfolio, under the fund of funds structure, was lower than 6 funds in the Portfolio's peer group and higher than 2 funds in its peer group. The Board considered the fact that the advisory fee of 0.25% for the Asset Allocation Moderate Growth Portfolio, under the fund of funds structure, was lower than 4 funds in the Portfolio's peer group and higher than 3 funds in its peer group. The Board considered that the advisory fee of 0.25% for the Asset Allocation Growth Portfolio, under the fund of funds structure, was lower than 8 funds in the Portfolio's peer group and higher than 6 funds in its peer group.

The Board considered the fact that the total expenses of each Asset Allocation Portfolio, other than the Asset Allocation Conservative Portfolio, were more competitive than the 60th percentile, compared to each Portfolio's Lipper peer group. The Board considered the fact that the total expenses (under the fund of funds structure) of 1.25% of the Asset Allocation Conservative Portfolio at net asset value (after waiver or reimbursement) were lower than 4 funds in the Portfolio's peer group and higher than 12 funds in the peer group. However, the Board considered the fact that the Conservative Portfolio's expenses were generally in line with or better than other funds of comparable size. The Board considered the fact that the total expenses of 1.301% of the Asset Allocation Balanced Portfolio at net asset value (after waiver or reimbursement) were lower than 6 funds in the Portfolio's peer group and higher than 2 funds in the peer group. The Board considered the fact that the total expenses of 1.300% of the Asset Allocation Moderate Growth Portfolio at net asset value (after waiver or reimbursement) were lower than 4 funds in the Portfolio's peer group and higher than 3 funds in the peer group. The Board considered the fact that the total expenses of 1.350% of the Asset Allocation Growth Portfolio at net asset value (after waiver or reimbursement) were lower than 8 funds in the Portfolio's peer group and higher than 6 funds in the peer group.

New Funds

In connection with the approval of the New Advisory Agreement, the Rogge Sub-Advisory Agreement, and the PIC Sub-Advisory Agreement, the Board considered the Lipper Report(s), which included comparisons of contractual management fees at common asset levels, effective management fees at median levels, and actual total expenses. The Board noted that, comparing the Rogge and PIC Funds' proposed total expenses to the Lipper Report(s), those Funds placed between the 60th and 65th percentile.

The Board relied upon the Advisor's representation, based upon the advice of Lipper, that each peer group discussed above was a fair, reasonable, and balanced presentation of a comparable peer group for each Portfolio.

Board Approvals

The Board reviewed additional information provided by the Advisor and the Sub-Advisors. Following extended discussions concerning this information, the Board determined that the Agreements were consistent with the best interests of each Portfolio, as applicable, and shareholders. The Board, including all of the trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

o that the level of fees to be charged to the Portfolios is comparable to the fees charged by the Advisor to the other similar funds it advises, as well as to fees charged by other investment advisors and investment sub-advisors to other funds with similar investment or allocation strategies, and is therefore reasonable, considering the services provided by the Advisor and the Sub-Advisors;
o that each Portfolio's performance, as applicable, was competitive with that of its performance peer group;

o that each Sub-Advisor is under common control with the Advisor, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;
o that, with respect to the Asset Allocation Portfolios, the unique and active asset allocation management structure supports the level of fees currently being charged, and that the anticipated change to a fund of funds structure supports the contemplated lowering of advisory fees associated with those Portfolios;
o that the Advisor's willingness to voluntarily defer its fees and reimburse expenses to reduce Portfolio expenses indicates a high level of commitment on the part of the Advisor;
o that the profitability of each Portfolio to the Advisor and each Sub-Advisor, when positive, was reasonable in light of all the circumstances;
o that the Existing Advisory Agreement (with respect to the Asset Allocation Portfolios) and the New Advisory Agreement contain breakpoints, which will allow shareholders to realize economies of scale as the Portfolios' assets increase;
o that, because of the Copper Rock Fund's capacity constraints and the Analytic Fund's complexity and the level of oversight required with respect thereto, it was premature to consider economies of scale as a factor in approving the renewal of the Existing Advisory Agreement with respect to such Funds;
o that certain economies of scale factor in approving the Agreements at the present time, including the ability of the Asset Allocation Portfolio Sub-Advisors to gain efficiencies under the contemplated fund of funds structure by only having to manage one pool of assets and the increase in assets of the underlying funds resulting from change to a fund of funds structure;
o that the Advisor and Sub-Advisors are experienced and possess significant experience in managing particular asset classes;
o that the Advisor and the Sub-Advisors have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Portfolios, including the retention of personnel with relevant investment management experience;
o that the Advisor and Sub-Advisors appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance;
o that the website and administrative fees are competitive; o that the sales charge for Class A shares, of which the Advisor's affiliated broker-dealer retained only a portion, was competitive; o that the receipt of research and brokerage services through soft dollar
     Trust trades would strengthen the investment management resources of the Advisor, which might ultimately benefit the Portfolios, as well as other funds within the Trust and in the Old Mutual complex.

OLD MUTUAL ADVISOR FUNDS



For More Information about the Old Mutual Advisor Funds, contact us:

By Telephone
888-772-2888

By Mail
Old Mutual Advisor Funds
P.O. Box 219398 Kansas City, MO 64121-7250

In Person
Old Mutual Advisor Funds
4643 South Ulster Street, Suite 600
Denver, CO 80237

On the Internet
oldmutualfunds.com

This annual report is intended for the information of Old Mutual Advisor Funds shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of each Old Mutual Advisor Fund, by visiting oldmutualfunds.com or by calling 888-772-2888. Please read the prospectus carefully before investing.



















Old Mutual Investment Partners, NASD Member Firm, distributor.

R-07-144 09/2007

Item 2.    Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Advisor Funds (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.


Item 3.     Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending July 31, 2007 and 2006 were $370,000 and $365,000, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this
      Item 4 for the fiscal years ending July 31, 2007 and 2006 were $0 and $0, respectively.

      The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending July 31, 2007 and 2006 were $58,000 and $0, respectively. These fees were for the review of the registrant's registration statement and semi-annual report to shareholders.

(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending July 31, 2007 and 2006 were $0 and $0, respectively.

      The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending July 31, 2007 and 2006 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this
      Item 4 ("all other fees"), for the fiscal years ending July 31, 2007 and 2006 were $0 and $0, respectively.

      The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending July 31, 2007 and 2006 were $137,000 and $59,000, respectively. These fees were for the review of the registration statements and semi-annual reports to shareholders of other investment companies with the same investment adviser as the registrant.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2) None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   Not applicable.

(g) For the fiscal years ending July 31, 2007 and 2006, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $195,000 and $59,000, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.    Audit Committee of Listed Registrants.

      Not applicable.

Item 6.    Schedule of Investments.

      SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies.

      Not applicable.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

      Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

      Not applicable.

Item 10.   Submission of Matters to a Vote of Security Holders.

      No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.   Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended July 31, 2007, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL ADVISOR FUNDS

By: /s/ Julian F. Sluyters
    -----------------------------------
   Julian F. Sluyters, President

Date: September 21, 2007



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Julian F. Sluyters
    -----------------------------------------------
    Julian F. Sluyters, Principal Executive Officer

Date: September 21, 2007


By: /s/ Robert T. Kelly
    --------------------------------------------
    Robert T. Kelly, Principal Financial Officer

Date:  September 21, 2007